As filed with the Securities and Exchange Commission on April 17, 2020
1933 Act Registration No. 333-63505
1940 Act Registration No. 811-05721
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 71
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 544
Lincoln National Variable Annuity Account H
(Exact Name of Registrant)
American Legacy Shareholder's Advantage®
American Legacy Shareholder's Advantage® (A Class)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2020, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates and Guaranteed Income Benefit percentages for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on or after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Protected Annual Income Rates

The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.20%	55-58	2.90%
59-64	4.10%	59-64	4.00%
65-69	5.35%	65-69	5.00%
70-74	5.45%	70-74	5.10%
75+	5.60%	75+	5.20%

Guaranteed Income Benefit Percentages

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The following rates apply to i4LIFE ® Advantage Guaranteed Income Benefit (Managed Risk) elections for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates, and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the rates and percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates and Guaranteed Income Benefit percentages for the Lincoln Market Select ® Advantage rider. This supplement is for informational purposes and equires no action on your part. This Rate Sheet must be retained with the current prospectus. The rates below apply for applications and/or election forms signed on or after April 20, 2020. The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Protected Annual Income Rates

The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.10%	55-58	2.85%
59-64	4.00%	59-64	3.65%
65-69	5.10%	65-69	4.65%
70-74	5.15%	70-74	4.75%
75+	5.55%	75+	5.00%

Guaranteed Income Benefit Percentages

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The rates listed below are for i4LIFE ® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select ® Advantage.

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates, and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the rates and percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE ® Advantage Select Guaranteed Income Benefit percentages that we are currently offering for Contractowners with 4LATER ® Select Advantage. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

i4LIFE ® Advantage Select Guaranteed Income Benefit

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the rate indicated in this Rate Sheet, your 4LATER ® Select Advantage application or rider election form must be signed and dated on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE ® Advantage Guaranteed Income Benefit percentages that we are currently offering. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

i4LIFE ® Advantage Select Guaranteed Income Benefit

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

i4LIFE ® Advantage Guaranteed Income Benefit (Managed Risk)

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.25%
59-64	4.00%	59-64	3.75%
65-69	5.00%	65-69	4.25%
70-74	5.25%	70-74	4.50%
75-79	5.50%	75-79	5.00%
80+	5.50%	80+	5.25%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity ® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit for i4LIFE ® Advantage Select Guaranteed Income Benefit.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) outlines the rider charges and the Protected Annual Income rates for the Lincoln Wealth PassSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or rider election forms signed on and after September 16, 2019, and may be superseded at any time.

In the event we change our rates, the new rates will be disclosed on a new rate sheet at least 10 days in advance of the change. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Current Initial Charge Rate

Age at Issue 0 – 65	1.00%
Age at Issue 66 – 80	1.25%

Protected annual Income Rate

The Protected Annual Income (“PAI”) rate will be based on the Contractowner’s age on the earlier of the latest date to begin withdrawals to stretch payments over the owner’s life expectancy (i.e., death of the original account owner or Contractowner), or the date that the Contract Value reduces to zero. Thereafter, the rate will not change.

Age	PAI Rate
0 – 54	4.50%
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%

In order to receive the rates indicated in this Rate Sheet, your application or rider election form must be signed on and after September 16, 2019. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. The rates set forth above may be superseded at any time, in our sole discretion.

Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Protected Annual Income rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Guaranteed Annual Income rates for the Lincoln IRA Income PlusSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after January 21, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The Guaranteed Annual Income amount is determined (a) by multiplying the Income Base by the applicable rate, and (b) whether or your Contract Value has been reduced to zero. Thereafter, the Guaranteed Annual Income rate will decrease once the Contract Value reaches zero.

Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.

For both Option1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Guaranteed Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B.

OPTION 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	6.25%	N/A*	70+	5.00%

*Joint Life is currently not available.

OPTION 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	7.00%	N/A*	70+	4.00%

*Joint Life is currently not available.

In order to receive the rates indicated in this Rate Sheet, your application must be signed on and after January 21, 2020. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. Subject to the rules above, if the Guaranteed Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application, you will receive the higher set of rates. If the rates have decreased when we compare rates that we are offering on the day you signed your application to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates for the Lincoln Max 6 SelectSM Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The initial Protected Annual Income rate is based on your age as of the date of the first Protected Annual Income withdrawal. Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Protected Annual Income rate will only increase upon an Account Value Step-up and will decrease once the Contract Value reaches zero.

The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B.

TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life & Joint Life Option
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 69	6.50%	6.00%
70 – 74	6.75%	6.25%
75 +	7.00%	6.50%

In order to receive the rates indicated in this Rate Sheet, your application and/or election forms must be signed and dated on and after April 20, 2020. We must receive your application and/or election forms in Good Order within one day from the date you sign your application and/or election forms, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application and/or election forms, you will receive the higher set of rates. If the rates have decreased when we compare the rates that we are offering on the day you signed your application and/or election forms to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application and/or election forms, subject to meeting the rules above.

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Prospectus 1

American Legacy Shareholder's Advantage® Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account H
May 1, 2020
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-800-942-5500
This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Gross Purchase Payment for the contract is $1,500 ($10,000 if sold as part of a Fee-Based Financial Plan). The minimum initial Gross Purchase Payment for nonqualified contracts sold as part of a Fee-Based Financial Plan where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations, and Home Office approval) is $50,000. Additional Gross Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually. We reserve the right to limit, restrict, or suspend Gross Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Net Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Net Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
American Funds Insurance Series®:
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Capital Income Builder®
American Funds Capital World Bond Fund
(formerly American Funds Global Bond Fund)
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund

American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Blue Chip Income and Growth Fund
American Funds Managed Risk Growth Fund
American Funds Managed Risk Growth-Income Fund
American Funds Managed Risk International Fund
American Funds Mortgage Fund
American Funds New World Fund®
American Funds U.S. Government/AAA-Rated Securities Fund
American Funds Ultra-Short Bond Fund
American Funds Insurance Series® – Portfolio SeriesSM:
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
Lincoln Variable Insurance Products Trust:
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
LVIP American Preservation Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Gross Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Advisory Fee Withdrawal—Withdrawals from your Contract Value to pay the advisory fees associated with your Fee-Based Financial Plan.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Account Value Step-up—(may be referred to as Account Value lock-in in marketing materials)—Under certain Living Benefit Riders, the Guaranteed Amount, Protected Income Base and/or Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the
Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased, subject to certain conditions and limitations.
Enhancement Base—Under certain Living Benefit Riders, a value used to calculate the amount added to the Protected Income Base when an Enhancement occurs. The Enhancement Base is equal to the Contract Value on the effective date of the rider, and is adjusted as set forth in this prospectus.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which an Enhancement is in effect. A new Enhancement Period may begin each time an Account Value Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Different charges and expenses apply to contracts purchased as part of a Fee-Based Financial Plan.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Gross Purchase Payments—Amounts paid into the contract before deduction of the sales charge. References to Purchase Payments refer to Gross Purchase Payments unless otherwise stated.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln SmartSecurity® Advantage.
Net Purchase Payments—The Gross Purchase Payment amount less the sales charge. The Net Purchase Payment is the amount placed in the fixed account and/or the variable account.
Nursing Home Enhancement—A feature that will increase the Protected Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Protected Amount—The value used to calculate your Protected Annual Income under the Lincoln Wealth PassSM rider, as adjusted by additional Purchase Payments and all withdrawals.
Protected Annual Income—(may be referred to Guaranteed Annual Income or Maximum Annual Withdrawal in your contract)—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Protected Annual Income Payout Option—(may be referred to as Guaranteed Annual Income Amount Annuity Payout Option or Maximum Annual Withdrawal Amount Annuity Payout Option in your contract)—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life.
Protected Income Base—(may be referred to as Income Base or Guaranteed Amount in your contract)—Under certain Living Benefit Riders, the Protected Income Base is a value used to calculate your Protected Annual Income amount or the minimum payouts under your contract at a later date.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current withdrawal rates or Guaranteed Income Benefit percentages under certain Living Benefit Riders.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a registered representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and for contracts purchased prior to November 9, 2009 only, their spouses and minor children.
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Sales charge (as a percentage of Gross Purchase Payments):[1]	5.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period of the fixed account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The sales charge percentage decreases as the value accumulated under certain of the owner’s investment increases. For contracts purchased prior to February 8, 2010, the maximum sales charge is 5.75%. The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan. See Charges and Other Deductions.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage.
•	Table E reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	$50

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)
Guaranteed Maximum and Current Product Charges:
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	1.15%	N/A
Administrative Charge	0.10%	N/A
Total Separate Account Expenses	1.25%	N/A
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	0.95%	0.45%
Administrative Charge	0.10%	0.10%
Total Separate Account Expenses	1.05%	0.55%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	0.70%	0.20%
Administrative Charge	0.10%	0.10%
Total Separate Account Expenses	0.80%	0.30%

Account Value Death Benefit
Mortality and Expense Risk Charge	0.65%	0.10%
Administrative Charge	0.10%	0.10%
Total Separate Account Expenses	0.75%	0.20%

	Single Life	Joint Life
Optional Protected Lifetime Income Fees:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018:[4,5]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market Select® Advantage:[4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Max 6 SelectSM Advantage:[4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln IRA Income PlusSM:[4]
Guaranteed Maximum Annual Charge	2.25%	N/A
Current Initial Annual Charge	1.35%	N/A
Lincoln Wealth PassSM:[6]
Guaranteed Maximum Annual Charge
Age at Issue 0 – 65	2.25%	N/A
Age at Issue 66 – 80	2.25%	N/A
4LATER® Select Advantage:[7]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[9]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[9]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[10]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[7]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Long-Term CareSM Advantage:
Acceleration Benefit Charge:[11]
Guaranteed Maximum Charge Level Benefit or Growth Benefit	1.50%	N/A
Current Charge Growth Benefit	0.50%	N/A
Current Charge Level Benefit	0.35%	N/A
Extension Benefit Charge:[12]
Guaranteed Maximum Charge	N/A	N/A

Current Charge (Contractowners ages 70-74)	0.76%	N/A
Optional Nonforfeiture Benefit Charge:[13]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.14%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value unless your contract was purchased as part of a Fee-Based Financial Plan on and after May 22, 2017. We do not assess the account fee on contracts issued to Selling Group Individuals, to individuals who purchased the contract as part of a Fee-Based Financial Plan prior to May 22, 2017, or on contracts issued before August 15, 2003.
[2]	For contracts purchased as part of a Fee-Based Financial Plan between November 15, 2010 and May 21, 2017, the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.65%; Account Value 0.60%. For all contracts purchased on or after June 6, 2005, and prior to November 15, 2010, the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. For all contracts purchased before June 6, 2005, the total annual charges are as follows: EEB 0.92%; EGMDB 0.72%; Guarantee of Principal 0.60%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	On and after the Annuity Commencement Date
a. A mortality and expense risk charge is 0.65% and the administrative charge rate is 0.10% of the Contract Value is charged for A-Share contracts purchased on and after November 15, 2010;
b. the charge is 0.20% of the Contract Value on contracts purchased as part of a Fee-Based Financial Plan on and after May 22, 2017;
c. the charge is 0.60% of Contract Value on contracts purchased as part of a Fee-Based Financial Plan between November 15, 2010 and May 22, 2017; and
d. the charge is 0.60% of Contract Value for A-Share contracts purchased prior to November 15, 2010.
[4]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by Excess Withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
[5]	The fee for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase. See Charges and Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for more information.
[6]	As an annualized percentage of the Protected Amount, as increased by subsequent Purchase Payments and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. The current protected lifetime income fee rate will be less than or equal to the stated maximum charge rate and will be disclosed in a Rate Sheet prospectus supplement. See Charges and Other Deductions – Protected Lifetime Income Fees for more information.
[7]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider. A discussion of the charges for 4LATER® Advantage (Managed Risk) can be found in an Appendix to this prospectus.
[8]	As an annualized percentage of the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements and the 200% step-up, and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[9]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[10]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This fee is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the protected lifetime income fee will increase from 0.50% to 0.65% upon the next election to reset the Protected Income Base. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.
[11]	The Acceleration Benefit Charge rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted up to the maximum allowable charge rate of 1.50% of the LTC Guaranteed Amount. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[12]	The Extension Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.76% (0.19% quarterly). A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[13]	The Optional Nonforfeiture Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.14% (0.035% quarterly) for the state of Texas, 0.13% (0.0325% quarterly) for the state of California, and 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.12% (0.03% quarterly). A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	$50

i4LIFE® Advantage without a Guaranteed Income Benefit rider[2]	Single/Joint Life	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.45%	0.95%
Guarantee of Principal Death Benefit	1.20%	0.70%
Account Value Death Benefit	1.15%	0.60%

	A-Share Contracts		Contracts Purchased as Part of a Fee-Based Financial Plan
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018 and i4LIFE® Advantage Select Guaranteed Income Benefit riders: [3]	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.70%	3.90%	3.20%	3.40%
Current Charge	2.40%	2.60%	1.90%	2.10%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%	3.65%	2.95%	3.15%
Current Charge	2.15%	2.35%	1.65%	1.85%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%	3.60%	2.85%	3.05%
Current Charge	2.10%	2.30%	1.55%	1.75%

	A-Share Contracts		Contracts Purchased as Part of a Fee-Based Financial Plan
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders prior May 21, 2018 and i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders: [3]	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.45%	3.45%	2.95%	2.95%
Current Charge	2.10%	2.30%	1.60%	1.80%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%	3.20%	2.70%	2.70%
Current Charge	1.85%	2.05%	1.35%	1.55%
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%	3.15%	2.60%	2.60%
Current Charge	1.80%	2.00%	1.25%	1.45%

	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
	Single/Joint Life	Single/Joint Life
i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	2.95%	N/A
Current Charge	1.95%	N/A
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	2.70%	N/A
Current Charge	1.70%	N/A
Account Value Death Benefit
Guaranteed Maximum Charge	2.65%	N/A
Current Charge	1.65%	N/A
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value unless your contract was purchased as part of a Fee-Based Financial Plan on and after May 22, 2017. We do not assess the account fee on contracts issued to Selling Group Individuals, to individuals who purchased the contract as part of a Fee-Based Financial Plan prior to May 22, 2017, or on contracts issued before August 15, 2003.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. For A-Share contracts purchased between June 6, 2005 and November 15, 2010, the annual charge rates are as follows: EGMDB 1.30%; Guarantee of Principal 1.15%; Account Value 1.05%. For Fee-Based Financial Plan contracts purchased prior to May 22, 2017 the annual charge rates are as follows: EGMDB 1.30%; Guarantee of Principal 1.05%; Account Value 1.00%. For A-Share contracts purchased prior to June 6, 2005 the annual charge rates are as follows: EGMDB 1.25%, Guarantee of Principal 1.10%, Account Value 1.05%. The i4LIFE® Advantage charge rate is reduced to 1.15% during the Lifetime Income Period, or 1.00% for contracts purchased as part of a Fee-Based Financial Plan prior to May 22, 2017 and 0.60% for contracts purchased as part of a Fee-Based Financial Plan on and after May 22, 2017. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information.
[3]	The current annual charge rate for all Select Guaranteed Income Benefit riders and for Guaranteed Income Benefit (Managed Risk) riders elected on and after May 21, 2018, is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option).

The current annual charge rate for Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and Guaranteed Income Benefit (version 4) riders is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.15% for A-Share contracts purchased on and after November 15, 2010 (1.00% for all Fee-Based Financial Plan contracts purchased prior to May 22, 2017 and A-Share contracts purchased between June 6, 2005 and November 15, 2010; 1.05% for A-Share contracts purchased prior to June 6, 2005; and 0.60% for contracts purchased as part of a Fee-Based Financial Plan on and after May 22, 2017. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	The current annual charge rate for the Guaranteed Income Benefit (version 1, 2 and 3) is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.15% for A-Share contracts purchased on and after November 15, 2010 (1.00% for all Fee-Based Financial Plan contracts and for A-Share contracts purchased between June 6, 2005 and November 15, 2010; 1.05% for A-Share contracts purchased prior to June 6, 2005). The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	$50

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):[2]	Single/Joint Life	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.05%	0.55%
Guarantee of Principal Death Benefit	0.80%	0.30%
Account Value Death Benefit	0.75%	0.20%

	All Contracts
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018 and for all 4LATER® Advantage (Managed Risk) rider elections:[2,3]

Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value unless your contract was purchased as part of a Fee-Based Financial Plan on and after May 22, 2017. We do not assess the account fee on contracts issued to Selling Group Individuals, to individuals who purchased the contract as part of a Fee-Based Financial Plan prior to May 22, 2017, or on contracts issued before August 15, 2003.
[2]	These charges also apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE D
Expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	$50

i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage	Single/Joint Life	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.05%	0.55%
Guarantee of Principal Death Benefit	0.80%	0.30%
Account Value Death Benefit	0.75%	0.20%

	All Contracts
i4LIFE® Advantage Select Guaranteed Income Benefit for Lincoln Market Select® Advantage or 4LATER® Select Advantage:[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value unless your contract was purchased as part of a Fee-Based Financial Plan on and after May 22, 2017. We do not assess the account fee on contracts issued to Selling Group Individuals, to individuals who purchased the contract as part of a Fee-Based Financial Plan prior to May 22, 2017, or on contracts issued before August 15, 2003.
[2]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.

TABLE E
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	N/A

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	2.95%	2.80%
Current Charge	2.10%	1.95%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	2.70%	2.55%
Current Charge	1.85%	1.70%
Account Value Death Benefit
Guaranteed Maximum Charge	2.65%	2.50%
Current Charge	1.80%	1.65%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value unless your contract was purchased as part of a Fee-Based Financial Plan on and after May 22, 2017. We do not assess the account fee on contracts issued to Selling Group Individuals, to individuals who purchased the contract as part of a Fee-Based Financial Plan prior to May 22, 2017, or on contracts issued before August 15, 2003.
[2]	As a percentage of daily assets in the Subaccounts. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.15% for A-Share contracts purchased on and after November 15, 2010 (1.00% for all Fee-Based Financial Plan contracts purchased prior to May 22, 2017 and all A-Share contracts purchased between June 6, 2005 and November 15, 2010; 1.05% for A-Share contracts purchased prior to June 6, 2005). The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2019, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.55%	1.27%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.55%	1.26%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2021. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
The following table shows the expenses charged by each fund for the year ended December 31, 2019:
(as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
American Funds Asset Allocation Fund - Class 2	0.27%		0.25%		0.04%		0.00%		0.56%	0.00%	0.56%
American Funds Asset Allocation Fund - Class 4	0.27%		0.25%		0.29%		0.00%		0.81%	0.00%	0.81%
American Funds Blue Chip Income and Growth Fund - Class 2	0.39%		0.25%		0.04%		0.00%		0.68%	0.00%	0.68%
American Funds Blue Chip Income and Growth Fund - Class 4	0.39%		0.25%		0.29%		0.00%		0.93%	0.00%	0.93%
American Funds Bond Fund - Class 2	0.36%		0.25%		0.04%		0.00%		0.65%	0.00%	0.65%
American Funds Bond Fund - Class 4	0.36%		0.25%		0.29%		0.00%		0.90%	0.00%	0.90%
American Funds Capital Income Builder® - Class 4	0.49%		0.25%		0.30%		0.00%		1.04%	-0.26%	0.78%
American Funds Capital World Bond Fund - Class 2	0.53%		0.25%		0.06%		0.00%		0.84%	-0.10%	0.74%
American Funds Capital World Bond Fund - Class 4	0.53%		0.25%		0.31%		0.00%		1.09%	-0.10%	0.99%
American Funds Global Balanced Fund - Class 2	0.66%		0.25%		0.07%		0.00%		0.98%	0.00%	0.98%
American Funds Global Balanced Fund - Class 4	0.66%		0.25%		0.32%		0.00%		1.23%	0.00%	1.23%
American Funds Global Growth and Income Fund - Class 2	0.60%		0.25%		0.06%		0.00%		0.91%	0.00%	0.91%
American Funds Global Growth and Income Fund - Class 4	0.59%		0.25%		0.31%		0.00%		1.15%	0.00%	1.15%
American Funds Global Growth Fund - Class 2	0.52%		0.25%		0.05%		0.00%		0.82%	0.00%	0.82%
American Funds Global Growth Fund - Class 4	0.52%		0.25%		0.30%		0.00%		1.07%	0.00%	1.07%
American Funds Global Growth PortfolioSM - Class 4	0.00%		0.25%		0.36%		0.60%		1.21%	-0.05%	1.16%
American Funds Global Small Capitalization Fund - Class 2	0.70%		0.25%		0.06%		0.00%		1.01%	0.00%	1.01%
American Funds Global Small Capitalization Fund - Class 4	0.70%		0.25%		0.31%		0.00%		1.26%	0.00%	1.26%
American Funds Growth and Income PortfolioSM - Class 4	0.00%		0.25%		0.27%		0.38%		0.90%	0.00%	0.90%
American Funds Growth Fund - Class 2	0.32%		0.25%		0.04%		0.00%		0.61%	0.00%	0.61%
American Funds Growth Fund - Class 4	0.32%		0.25%		0.29%		0.00%		0.86%	0.00%	0.86%
American Funds Growth-Income Fund - Class 2	0.26%		0.25%		0.04%		0.00%		0.55%	0.00%	0.55%
American Funds Growth-Income Fund - Class 4	0.26%		0.25%		0.29%		0.00%		0.80%	0.00%	0.80%
American Funds High-Income Bond Fund - Class 2	0.47%		0.25%		0.04%		0.00%		0.76%	0.00%	0.76%
American Funds High-Income Bond Fund - Class 4	0.47%		0.25%		0.29%		0.00%		1.01%	0.00%	1.01%
American Funds International Fund - Class 2	0.49%		0.25%		0.06%		0.00%		0.80%	0.00%	0.80%
American Funds International Fund - Class 4	0.49%		0.25%		0.31%		0.00%		1.05%	0.00%	1.05%
American Funds International Growth and Income Fund - Class 2	0.61%		0.25%		0.06%		0.00%		0.92%	0.00%	0.92%
American Funds International Growth and Income Fund - Class 4	0.61%		0.25%		0.31%		0.00%		1.17%	0.00%	1.17%
American Funds Managed Risk Asset Allocation Fund - Class P2	0.15%		0.25%		0.26%		0.30%		0.96%	-0.05%	0.91%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	0.15%		0.25%		0.28%		0.41%		1.09%	-0.05%	1.04%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	0.15%		0.25%		0.28%		0.57%		1.25%	-0.05%	1.20%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	0.15%		0.25%		0.27%		0.40%		1.07%	-0.05%	1.02%
American Funds Managed Risk Growth Fund - Class P2	0.15%		0.25%		0.28%		0.36%		1.04%	-0.05%	0.99%
American Funds Managed Risk Growth PortfolioSM - Class P2	0.15%		0.25%		0.26%		0.42%		1.08%	-0.05%	1.03%
American Funds Managed Risk Growth-Income Fund - Class P2	0.15%		0.25%		0.27%		0.31%		0.98%	-0.05%	0.93%
American Funds Managed Risk International Fund - Class P2	0.15%		0.25%		0.31%		0.51%		1.22%	-0.08%	1.14%
American Funds Mortgage Fund - Class 2	0.42%		0.25%		0.06%		0.00%		0.73%	-0.18%	0.55%
American Funds Mortgage Fund - Class 4	0.42%		0.25%		0.31%		0.00%		0.98%	-0.18%	0.80%
American Funds New World Fund® - Class 2	0.70%		0.25%		0.07%		0.00%		1.02%	-0.18%	0.84%
American Funds New World Fund® - Class 4	0.70%		0.25%		0.32%		0.00%		1.27%	-0.18%	1.09%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	0.34%		0.25%		0.04%		0.00%		0.63%	0.00%	0.63%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	0.34%		0.25%		0.29%		0.00%		0.88%	0.00%	0.88%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
American Funds Ultra-Short Bond Fund - Class 2	0.32%		0.25%		0.05%		0.00%		0.62%	0.00%	0.62%
American Funds Ultra-Short Bond Fund - Class 4	0.32%		0.25%		0.30%		0.00%		0.87%	0.00%	0.87%
LVIP American Balanced Allocation Fund - Service Class	0.25%		0.35%		0.05%		0.37%		1.02%	-0.05%	0.97%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	0.25%		0.35%		0.05%		0.37%		1.02%	-0.01%	1.01%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	0.25%		0.35%		0.05%		0.38%		1.03%	-0.01%	1.02%
LVIP American Growth Allocation Fund - Service Class	0.25%		0.35%		0.05%		0.38%		1.03%	-0.05%	0.98%
LVIP American Income Allocation Fund - Service Class	0.25%		0.35%		0.08%		0.36%		1.04%	-0.05%	0.99%
LVIP American Preservation Fund - Service Class	0.25%		0.35%		0.06%		0.34%		1.00%	-0.10%	0.90%
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes you have purchased the Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The Example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The Example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$1,059	$2,075	$3,087	$5,599
Level Benefit Option	$1,103	$2,203	$3,294	$5,983
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$1,059	$2,075	$3,087	$5,599
Level Benefit Option	$1,103	$2,203	$3,294	$5,983
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,019	$2,000	$3,036	$5,851
2) If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,019	$2,000	$3,036	$5,851
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract.
Your contract may be issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan may be a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. We waive sales charges and charge lower mortality and expense risk charges on contracts issued as part of a Fee-Based Financial Plan.
This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Net Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.
Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.
How does the contract work? If we approve your application, we will send you a contract. When you make Net Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. In addition, there is an administrative charge. The charges and/or fees for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
A front-end load is determined based on the Gross Purchase Payment as it is received. The amount of the sales charge on any current Gross Purchase Payment may be reduced based on the assets accumulated under the terms of the contract. The maximum front-end load is 5.50% (5.75% for contracts purchased prior to February 8, 2010) of the Gross Purchase Payment.
Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for the transfers after the first 12 transfers within a Contract Year.

We will deduct any applicable premium tax from Gross Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage if elected. See The Contracts and Annuity Payouts.
For more information about the compensation we pay for sales of the contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. Alternatively, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What are the Death Benefit options currently available under my Contract? The Enhanced Guaranteed Minimum Death Benefit (EGMDB) provides a Death Benefit that is equal to the greatest of: 1) the current Contract Value, 2) the sum of all Purchase Payments (as adjusted for withdrawals), or 3) the highest Contract Value on any contract anniversary prior to the 81st birthday of the deceased, and prior to the death of the person for whom a death claim is approved for payment, increased by Purchase Payments (as adjusted for withdrawals) since the highest anniversary date. The Guarantee of Principal Death Benefit provides a Death Benefit that is equal to the greater of the current Contract Value or the sum of all Purchase Payments (as adjusted for withdrawals). The Account Value Death Benefit provides a Death Benefit that is equal to the Contract Value as of the Valuation Date we approve the payment of the death claim. See The Contracts – Death Benefits for a complete description of each Death Benefit option. Refer to the i4LIFE® Advantage Death Benefits for specific Death Benefit features when i4LIFE® Advantage is elected.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM, Lincoln Wealth PassSM, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Select Advantage, 4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). Lincoln Long-Term CareSM Advantage is a qualified long-term care benefit rider. If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals (and all withdrawals under any version of the 4LATER® Advantage rider) may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER® Select Advantage, Lincoln IRA Income PlusSM, Lincoln Wealth PassSM, and i4LIFE® Advantage Select Guaranteed Income Benefit may be elected through May 17, 2020. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit) are available for election regardless of election date. See Living Benefit Riders later in this prospectus regarding limitations on the availability of the riders.
We reserve the right to discontinue offering any of the Living Benefit Riders to new purchasers or existing Contractowners at any time. This means there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available at any time. Unavailable riders are described in an Appendix to this prospectus.
Can I transition from my Living Benefit Rider to i4LIFE® Advantage Guaranteed Income Benefit? Under the terms of certain Living Benefit Riders you are guaranteed the right to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. Please refer to the section of this prospectus that discusses your Living Benefit Rider for more information on whether you are eligible to transition. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your current Living Benefit Rider, you may defer taking withdrawals until a later date. When deciding whether to make this transition, you should consider that, depending on your age (and the age of your spouse under the joint life option) and selected features of i4LIFE® Advantage, i4LIFE® Advantage may provide a higher payout than the payouts from your current Living Benefit Rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Appendixes A, B, C, D and E to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.
Non-standard results will be calculated without sales charges. These results may be higher.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. The fixed account is not currently available except for use with dollar cost averaging. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn in and volatility of the financial markets, record-low interest rates and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to react and evolve, we cannot reasonably estimate the length or severity of this event or the impact to our results of operations, financial condition and cash flows. However, in general, a deterioration in general economic and business conditions can have a negative impact on contract values, investment results and claims experience, while declines in or sustained low interest rates can cause a reduction in investment income, the interest margins of our businesses and demand for our products.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Net Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Adviser
The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.26%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Riders purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Asset Allocation Fund (Class 2): High total return (including income and capital gains) consistent with preservation of capital over the long term.
This fund is not available in contracts issued on or after January 9, 2017.
•	American Funds Asset Allocation Fund (Class 4): High total return (including income and capital gains) consistent with preservation of capital over the long term.
This fund is not available in contracts issued before January 9, 2017.
•	American Funds Blue Chip Income and Growth Fund (Class 2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Blue Chip Income and Growth Fund (Class 4): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
This fund is not available in contracts issued before May 22, 2017.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Bond Fund (Class 4): To provide as high a level of current income as is consistent with the preservation of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Capital Income Builder® (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Capital World Bond Fund (Class 2): To provide, over the long term, with a high level of total return consistent with prudent investment management.
(formerly American Funds Global Bond Fund)
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Capital World Bond Fund (Class 4): To provide, over the long term, with a high level of total return consistent with prudent investment management.
(formerly American Funds Global Bond Fund)
This fund is not available in contracts issued before May 22, 2017.
•	]]American Funds Global Balanced Fund (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
This fund is not available in contracts issued on or after January 9, 2017.
•	American Funds Global Balanced Fund (Class 4): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
This fund is not available in contracts issued before January 9, 2017.
•	American Funds Global Growth and Income Fund (Class 2): Long-term growth of capital while providing current income. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Global Growth and Income Fund (Class 4): Long-term growth of capital while providing current income. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Global Growth Fund (Class 4): Long-term growth of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Global Small Capitalization Fund (Class 4): Long-term capital growth. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Growth Fund (Class 2): Growth of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Growth Fund (Class 4): Growth of capital. This fund is not available in contracts issued before May 22, 2017.

•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Growth-Income Fund (Class 4): Long-term growth of capital and income. This fund is not available in contracts issued before May 22, 2017.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds High-Income Bond Fund (Class 4): To provide investors with a high level of current income; capital appreciation is the secondary objective.
This fund is not available in contracts issued before May 22, 2017.
•	American Funds International Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds International Fund (Class 4): Long-term growth of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds International Growth and Income Fund (Class 2): Long-term growth of capital while providing current income. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds International Growth and Income Fund (Class 4): Long-term growth of capital while providing current income. This fund is not available in contracts issued before May 22, 2017.
•	American Funds Managed Risk Asset Allocation Fund (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Blue Chip Income and Growth Fund (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth Fund (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth-Income Fund (Class P2): To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk International Fund (Class P2): To provide long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Mortgage Fund (Class 2): To provide current income and preservation of capital. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Mortgage Fund (Class 4): To provide current income and preservation of capital. This fund is not available in contracts issued before May 22, 2017.
•	American Funds New World Fund® (Class 2): Long-term capital appreciation. This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds New World Fund® (Class 4): Long-term capital appreciation. This fund is not available in contracts issued before May 22, 2017.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
This fund is not available in contracts issued on or after January 9, 2017.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 4): To provide a high level of current income consistent with preservation of capital.
This fund is not available in contracts issued before January 9, 2017.
•	American Funds Ultra-Short Bond Fund (Class 2): To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.
This fund is not available in contracts issued on or after May 22, 2017.
•	American Funds Ultra-Short Bond Fund (Class 4): To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.
This fund is not available in contracts issued before May 22, 2017.

American Funds Insurance Series® - Portfolio SeriesSM, advised by Capital Research and Management Company
•	American Funds Global Growth PortfolioSM (Class 4): Long-term growth of capital; a fund of funds.
•	American Funds Growth and Income PortfolioSM (Class 4): Long-term growth of capital and income; a fund of funds.
•	American Funds Managed Risk Global Allocation PortfolioSM (Class P2): High total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth and Income PortfolioSM (Class P2): Long-term growth of capital and current income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth PortfolioSM (Class P2): Long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.
•	LVIP American Global Balanced Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital. A fund of funds.
•	LVIP American Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
•	LVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
•	LVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital. A fund of funds.
•	LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital. A fund of funds.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain of the underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);

•	the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value;
•	the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
•	the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Due to the different cost structure of contracts purchased as part of a Fee-Based Financial Plan, such contracts will have different mortality and expense risk charges and a waiver of the sales charge.
Deductions from the VAA
For A-Share contracts, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit Rider (EEB)**	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	1.15%	0.95%	0.70%	0.65%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount*	1.25%	1.05%	0.80%	0.75%
*	For contracts purchased on or after June 6, 2005, and prior to November 15, 2010, the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. For contracts purchased before June 6, 2005, the total annual charges are as follows: EEB 0.92%; EGMDB 0.72%; Guarantee of Principal 0.60%; Account Value N/A.
**	This Death Benefit is no longer available for purchase.
For contracts purchased as part of a Fee-Based Financial Plan we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	0.45%	0.20%	0.10%
Administrative charge	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	0.55%	0.30%	0.20%
*For contracts purchased as part of a Fee-Based Financial Plan between November 15, 2010 and May 21, 2017, the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.65%; Account Value 0.60%.
Sales Charge
A front-end load, or sales charge, will be applied to all initial and subsequent Gross Purchase Payments that you make. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Subaccount and/or fixed account. The sales charge is a percentage of each Gross Purchase Payment and is based on the owner's investment amount at the time each Gross Purchase Payment is made:
For contracts purchased on or after February 8, 2010, the sales charge is calculated according to the following scale:
Owner's Investment	Sales Charge
$0 - $49,999	5.50%
$50,000 - $99,999	4.50%
$100,000 - $249,999	3.50%
$250,000 - $499,999	2.50%
$500,000 - $999,999	2.00%
$1,000,000 or greater	1.00%

For contracts purchased on or after November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:
1.	the current Gross Purchase Payment and,
2.	if making an addition to an existing contract, the higher of:
a.	the existing Contract Value, or;
b.	the sum of all previous Gross Purchase Payments made into the existing contract less any withdrawals.
No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state. The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan.
These calculations may vary based upon the requirements of your state. Please check with your registered representative. Currently, direct purchases of money market funds are excluded from this program. No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state.
An eligible owner includes you as the Contractowner of your American Legacy Shareholder's Advantage contract, any joint owner you have named and any non-natural owner if the Contractowner's or joint owner's social security number is listed on the contract or account.
You might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of Purchase Payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months, if it is less than the sales charge based on your initial Purchase Payment. If you do not make the amount of Purchase Payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of Purchase Payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionately from your Contract Value during the fourteenth month. If you make a subsequent Purchase Payment into this contract, we may also accept a Letter of Intent for another thirteen month period. We reserve the right to discontinue this option at any time.
Refer to the end of this section for Sales Charge information for contracts issued prior to February 8, 2010.
Account Fee
During the accumulation period, we will deduct an account fee of $20 or $50 for contracts purchased as part of a Fee-Based Financial Plan on and after May 22, 2017, from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee will be waived after the fifteenth Contract Year, unless you purchased your contract as part of a Fee-Based Financial Plan on and after May 22, 2017. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary (or date of surrender). There is no account fee on contracts issued to Selling Group Individuals or to individuals who purchased the contract as part of a Fee-Based Financial Plan prior to May 22, 2017.
Protected Lifetime Income Fee
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a protected lifetime income fee will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM, and 4LATER® Select Advantage Fees. If you elect a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
The fee rates for the riders listed above are:

	Guaranteed Maximum Annual Fee Rate		Current Initial Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018; Lincoln Market Select® Advantage; Lincoln Max 6 SelectSM Advantage; or 4LATER® Select Advantage	2.25%	2.45%	1.25% (0.3125% quarterly)	1.50% (0.3750% quarterly)
Lincoln IRA Income PlusSM	2.25%	N/A	1.35% (0.3375% quarterly)	N/A
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	2.00%	2.00%	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)

A discussion of the charges for additional closed riders can be found in an Appendix to this prospectus.
The fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals. (The Protected Income Base is decreased by all withdrawals under 4LATER® Select Advantage.); and
•	may increase every Benefit Year upon an Enhancement that occurs after the tenth Benefit Year anniversary, or upon an Account Value Step-up. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base and Enhancement Base, if applicable, will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage). This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups. If you opt out of an Account Value Step-up, you are still eligible for an Enhancement, if applicable, through the end of the Enhancement Period, including in the year you declined the Account Value Step-up.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
The following paragraph applies to all the above-listed Living Benefit Riders except:
•	Lincoln Market Select® Advantage riders elected prior to February 20, 2018 (April 2, 2018 for riders elected after the contract effective date) (subject to state approval); and
•	4LATER® Select Advantage riders elected prior June 11, 2018 (subject to state approval).
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Protected Income Base each Benefit Year, your fee rate could increase each Benefit Year, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the

Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
Lincoln Wealth PassSM Fee. If you elect Lincoln Wealth PassSM, you will pay a fee for the rider as long as the rider is in effect. The fee rate is based on the age of the covered life on the rider effective date, multiplied by the protected lifetime income fee base, which is equal to the initial Protected Amount, as increased for subsequent Purchase Payments and decreased for Excess Withdrawals.
The protected lifetime income fee rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the rates on the previous Rate Sheet.
Any change to the protected lifetime income fee rate will be disclosed in a new rate sheet at least ten days before that rate becomes effective. Current Rate Sheets will be included with this prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500.
The protected lifetime income fee will be deducted from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and the fixed account, if any, on the Valuation Date the fee is assessed. The amount we deduct will increase or decrease as the protected lifetime income fee base increases or decreases.
After five years from the rider effective date, the protected lifetime income fee rate may increase annually on the Benefit Year anniversary at Lincoln’s sole discretion, up to the stated guaranteed maximum fee rate.
The protected lifetime income fee will be discontinued upon termination of the rider. However, a portion of the fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments, Guaranteed Income Benefit payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is:
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan

		Prior to May 22, 2017	On and after May 22, 2017

	Single/Joint Life	Single/Joint Life	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.45%	1.30%	0.95%
Guarantee of Principal Death Benefit	1.20%	1.05%	0.70%
Account Value Death Benefit	1.15%	1.00%	0.60%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.15%, or 0.60% for contracts purchased as part of a Fee-Based Financial Plan on and after May 22, 2017 (1.00% prior to May 22, 2017). This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.

i4LIFE® Advantage Guaranteed Income Benefit Charge. A current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value applies to all Select Guaranteed Income Benefit riders and to Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018. This charge rate is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	A-Share Contracts		Contracts Purchased as Part of a Fee-Based Financial Plan
	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.40%	2.60%	1.90%	2.10%
Guarantee of Principal Death Benefit	2.15%	2.35%	1.65%	1.85%
Account Value Death Benefit	2.10%	2.30%	1.55%	1.75%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and Guaranteed Income Benefit (version 4) riders are subject to a current annual charge rate of 0.65% (0.85% for the joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	A-Share Contracts		Contracts Purchased as Part of a Fee-Based Financial Plan
	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.10%	2.30%	1.60%	1.80%
Guarantee of Principal Death Benefit	1.85%	2.05%	1.35%	1.55%
Account Value Death Benefit	1.80%	2.00%	1.25%	1.45%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit version 1, 2 and 3 are each subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	A-Share Contracts	For Contracts Purchased as Part of a Fee-Based Financial Plan
	Single/Joint Life	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%	1.80%
Guarantee of Principal Death Benefit	1.70%	1.55%
Account Value Death Benefit	1.65%	1.50%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage, 4LATER® Select Advantage or 4LATER® Advantage (Managed Risk) may have different charges for i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum Guaranteed Income Benefit charge rate of:
	Single Life	Joint Life
Select Guaranteed Income Benefit; and Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018	2.25%	2.45%
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018; and Guaranteed Income Benefit (version 4)	2.00%	2.00%
Guaranteed Income Benefit (version 2 and 3)	1.50%	1.50%
If we automatically administer the step-up for Select Guaranteed Income Benefit, Guaranteed Income Benefit Managed Risk and version 4 or the step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For Select Guaranteed Income Benefit, Managed Risk and version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your protected lifetime income fee of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply. If you are transitioning to i4LIFE® Advantage Guaranteed Income Benefit from a closed rider (not shown below), see Appendix F for a discussion of the fees.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
Lincoln Market Select® Advantage; or 4LATER® Select Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit (0.55% for EGMDB; 0.30% for Guarantee of Principal Death Benefit and 0.20% for Account Value Death Benefit for contracts sold to a Fee-Based Financial Plan (on and after May 22, 2017) (0.90% for EGMDB; 0.65% for Guarantee of Principal Death Benefit; and 0.60% for Account Value Death Benefit prior to May 22, 2017)). Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider protected lifetime income fee. (The Prior Rider fee rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the protected lifetime income fee will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider fee rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Protected Income Base based upon the Contractowner’s age

(see Guaranteed Income Benefit for a more detailed description). The example also assumes that the protected lifetime income fee for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Protected Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/19 Initial i4LIFE® Advantage Account Value	$100,000
1/1/19 Protected Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/19 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The protected lifetime income fee for the Prior Rider is assessed against the Protected Income Base since it is larger than the Account Value	$1,562.50
1/2/19 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/19 Initial Guaranteed Income Benefit (4% x $125,000 Protected Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/20 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/20 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/20 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/20 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/21 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/21 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider fee rate increases from 1.25% to 1.35%.
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider protected lifetime income fee (1.35%/1.25%).
If the fee rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.

Other Charges and Deductions
The surrender, withdrawal or transfer of value from a fixed account Guaranteed Period may be subject to the Interest Adjustment. See Fixed Side of the Contract.
A mortality and expense risk and administrative charge will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge is 0.75% of the Contract Value, 0.20% of the Contract Value on contracts purchased as part of a Fee-Based Financial Plan on and after May 22, 2017, or 0.60% of Contract Value on contracts purchased as part of a Fee-Based Financial Plan on and after June 30, 2010 and prior to May 22, 2017 and on all other contracts purchased prior to November 15, 2010. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Sales Charge Information for Contracts prior to February 8, 2010
For contracts purchased prior to February 8, 2010, the sales charge is calculated according to the following scale:
Owner's Investment	Sales Charge
Under $25,000	5.75%
$25,000-$49,999	5.00%
$50,000-$99,999	4.50%
$100,000-$249,999	3.50%
$250,000-$499,999	2.50%
$500,000-$749,999	2.00%
$750,000-$999,999	1.50%
$1,000,000 or greater	1.00%
For contracts purchased prior to November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:
a)	The Contract Values for any individual Lincoln variable annuity contracts owned by an eligible owner (defined below)
b)	the amount (in dollars) of an eligible owner's investment in existing retail mutual funds (excluding those assets in fee based or advisory accounts) in The American Funds Group
c)	the amount of the current Gross Purchase Payment you are making into this contract.
For contracts purchased prior to November 9, 2009, these calculations may vary based upon the requirements of your state. Please check with your registered representative. Currently, direct purchases of money market funds are excluded from this program. No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state.
For contracts issued prior to November 1, 2005, an eligible owner includes you as the owner of your American Legacy Shareholder's Advantage contract, and if you provide us with sufficient identifying information (name and Social Security Number), eligible owner will also include your spouse, and any of your children under the age of 21. If the owner of any contract under (a) above is a non-natural owner and if you, your spouse, or any children of yours under the age of 21 are the named Annuitant, then you may include these Account Values in the calculation of the owner's investment for the contracts issued in one of the following IRS defined markets: Roth IRA, traditional IRA, nonqualified, SEP and 403(b) transfers. The non-natural owner will include the Account Values from contracts in all other markets in its calculation of owner's investment.
In addition:
•	Your broker's firm must be the broker of record for owner's investments and will provide Lincoln Life with the asset values in order for them to be included in the sales charge calculation;
•	This program is only available if your broker's firm has an agreement with Lincoln Life in which the broker-dealer firm agrees to provide Lincoln Life with your eligible asset values to determine the owner's investment. Assets held outside your broker's firm will not be included in the owner's investment calculation;
•	If your broker's firm does not have this agreement in place or does not provide Lincoln Life with asset values, only the assets in this particular American Legacy Shareholder's Advantage contract will be considered in the sales charge calculation; and
•	Check with your broker if you have questions regarding your owner's investment calculation.

Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	a Fee-Based Financial Plan
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees,
•	for fee-based contracts only, the issue of a new Lincoln variable annuity contract with the proceeds from the surrender of an existing Lincoln variable annuity contract, if available with your broker-dealer and in your state, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Gross Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Gross Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Gross Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Gross Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Gross Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 (or for nonqualified contracts sold as part of a Fee-Based Financial Plan only, under age 91, subject to additional terms and limitations and Home Office approval). Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA and fixed account, if any, to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.

Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into, this contract. Any applicable exchange fee should be considered. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Gross Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Gross Purchase Payment is $1,500 ($10,000 if sold as part of a Fee-Based Financial Plan). The minimum initial Gross Purchase Payment for nonqualified contracts sold as part of a Fee-Based Financial Plan where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations and Home Office approval) is $50,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Beginning May 18, 2020, Purchase Payments totaling $1 million or more ($2 million prior to May 18, 2020) are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit;
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract; or
•	90 days from the contract date if you elect the Lincoln Long-Term CareSM Advantage rider.
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of Purchase Payments
Net Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Net Purchase Payments to the fixed account, if available.
The minimum amount of any Net Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Net Purchase Payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to August 15, 2003), subject to state approval.
Gross Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Gross Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Gross Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Gross Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Gross Purchase Payment to us, and your Gross Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. Gross Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Net Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Net Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing. See Additional Services and the SAI for more information on these programs.

These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 (or for nonqualifed contracts sold as part of a Fee-Based Financial Plan only, for Annuitant changes made to contracts issued on and after May 22, 2017 (January 20, 2015 for contracts effective prior to May 22, 2017), under age 91) as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-800-942-5500. These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Fees Associated with Fee-Based Financial Plans. This discussion applies only to contracts that were purchased as part of a Fee-Based Financial Plan. You have purchased this contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your financial professional, and is covered in a separate agreement between you and your financial professional. Lincoln has not made any independent review of your financial professional. You may provide authorization to have your advisory fees paid to your registered representative’s investment firm from your Contract Value (“Advisory Fee Withdrawal”), if certain conditions apply.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate authorization form that is available from your registered representative. Additionally, you may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option and one-time withdrawals will be noted on your quarterly statement as an Advisory Fee Withdrawal. This service may not be available through all broker-dealers.
Advisory Fee Withdrawals may not impact benefits and values under a Death Benefit or Living Benefit Rider if certain criteria are met. See the Death Benefit and Living Benefit Rider sections of this prospectus for more information on how withdrawals affect these benefits. This Advisory Fee Withdrawal treatment may not be available in all states. Advisory Fee Withdrawals will not be treated as a distribution for federal tax purposes if certain conditions are met. See Federal Tax Matters – Payment of Investment Advisory Fees for more information.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
This contract may be offered as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. It is sold through broker-dealers who may be registered as or affiliated with a registered investment adviser. Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment

Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of the contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. Contractowners who purchased their contracts on or after June 6, 2005 (or later in some states), may select the Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contact; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM or Lincoln Lifetime IncomeSM Advantage.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals, financial planning fees, and premium taxes, if any. For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all Gross Purchase Payments is reduced by the sum of all withdrawals.
If you purchased your contract as part of a Fee-Based Financial Plan, Annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments or highest Contract Value. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
For contracts issued on or after June 6, 2005 (or later in those states that have not approved the contract changes), you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM or Lincoln Lifetime IncomeSM Advantage; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any. For contracts purchased prior to August 15, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

If you purchased your contract as part of a Fee-Based Financial Plan, Annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments or highest Contract Value. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in those states that have not approved the contract charge), you may also choose the Account Value Death Benefit. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.
Death Benefits which are no longer available for election include: Estate Enhancement Benefit Rider (EEB Rider). An Appendix to this prospectus provides a detailed description of this Death Benefit.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see i4LIFE® Advantage – i4LIFE® Advantage Death Benefits section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. If the contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the contract is a qualified contract or IRA, then the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.

If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
Lincoln Max 6 SelectSM Advantage	On or after May 22, 2017	Option 3
Lincoln IRA Income PlusSM	On or after May 20, 2019	Option 3
4LATER® Select Advantage	On or after January 9, 2017	Option 3
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after August 29, 2016	Option 3
Lincoln Market Select® Advantage	On or after October 5, 2015	Option 3
Lincoln Long-Term CareSM Advantage	On or after April 11, 2011	Option 3
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	American Funds Capital Income Builder®
•	American Funds Global Growth Fund
•	American Funds Global Growth PortfolioSM
•	American Funds Global Growth and Income Fund
•	American Funds Global Small Capitalization Fund
•	American Funds High-Income Bond Fund
•	American Funds International Fund
•	American Funds International Growth and Income Fund
•	American Funds New World Fund®

All other Subaccounts will be referred to as “Non-Limited Subaccounts” .
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of the rider, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the American Funds Ultra-Short Bond Fund Subaccount. We reserve the right to designate a different investment option other than the American Funds Ultra-Short Bond Fund as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Ultra-Short Bond Fund Subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.

At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund
American Funds Capital World Bond Fund
American Funds High-Income Bond Fund
American Funds Mortgage Fund
American Funds U.S. Government/AAA-Rated Securities
LVIP American Preservation Fund	All other investment options except as discussed below.	No Subaccounts at this time.
The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Capital World Bond Fund
•	American Funds Global Balanced Fund
•	American Funds High-Income Bond Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund

To satisfy these Investment Requirements, Contract Value or i4LIFE® Advantage Account Value may be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. At this time, 100% of the Contract Value or i4LIFE® Advantage Account Value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the American Funds Asset Allocation Fund (a Subaccount), the American Funds Managed Risk Asset Allocation Fund or the LVIP American Income Allocation Fund, or to one of these asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect Lincoln IRA Income PlusSM, you must allocate your Contract Value in accordance with the Investment Requirements for the Lincoln IRA Income PlusSM section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit or other Living Benefit Riders sections below, according to which rider you purchased and the date of purchase. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed Income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Ultra-Short Bond Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
For certain Living Benefit Riders, the Subaccounts of your contract are divided into groups and have specified minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Please review the Investment Requirements below to determine which Investment Requirements apply to your rider. You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group. We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. For other Living Benefit Riders, we may only make certain Subaccounts available to you, which are listed below.
For all Living Benefit Riders, we may add or remove Subaccounts at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.
Option 3 –Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elected on or after May 21, 2018 and prior to May 18, 2020. If you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) on or after May 21, 2018, you must allocate 100% of your Account Value among one or more of the following Subaccounts only. Not all funds may be available, refer to the “Description of the Funds” section of this prospectus for more information.
•	American Funds Bond Fund*
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Blue Chip Income and Growth Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth Fund
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth-Income Fund
•	American Funds Managed Risk International Fund
•	American Funds Mortgage Fund*
•	American Funds U.S. Government/AAA Rated Securites Fund*
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Preservation Fund

* This fund is only available to contracts issued on or after May 22, 2017.
The fixed account is only available for dollar cost averaging.

Option 3 –Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), are transitioning from one of these riders to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) prior to May 21, 2018 or on or after May 18, 2020, you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1 Investments must be at least 20% of Contract Value or Account Value	Group 2 Investments cannot exceed 80% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund* American Funds Mortgage Fund* American Funds U.S. Government/AAA Rated Securities Fund* LVIP American Preservation Fund	American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Blue Chip Income and Growth Fund
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth Fund
American Funds Managed Risk Growth PortfolioSM
American Funds Managed Risk Growth-Income Fund
American Funds Managed Risk International Fund
LVIP American Global Balanced Allocation Managed Risk Fund
	LVIP American Global Growth Allocation Managed Risk Fund	No Subaccounts at this time.
* This fund is only available to contracts issued on or after May 22, 2017.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Bond Fund*
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Mortgage Fund*
•	American Funds U.S. Government/AAA Rated Securities Fund*
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Preservation Fund

*Not available to contracts issued prior to May 22, 2017.
Option 3—Investment Requirements for Lincoln IRA Income PlusSM. If you elect Lincoln IRA Income PlusSM, you must allocate 100% of your Contract Value among the following Subaccounts:
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit elected on or after May 21, 2018, for contracts issued on or after May 22, 2017. If your contract was issued on or after May 22, 2017 and you elected i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, you may allocate 100% of your i4LIFE® Advantage Account Value among all Subaccounts except those listed below.
•	American Funds Capital World Bond Fund
•	American Funds Global Small Capitalization Fund
•	American Funds New World Fund®

The fixed account, if available, is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Account Value can be allocated to one of the following models: American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund Model, American Funds Balanced Model Portfolio or American Funds Conservative Model Portfolio. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Account Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit elected on or after May 21, 2018, for contracts issued prior to May 22, 2017. If your contract was issued prior to May 22, 2017 and you elect i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, you may allocate 100% of your i4LIFE® Advantage Account Value among one or more of the following Subaccounts only.
•	American Funds Capital Income Builder®
•	American Funds Global Balanced Fund
•	American Funds Global Growth PortfolioSM
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Blue Chip Income and Growth Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth Fund
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth-Income Fund
•	American Funds Managed Risk International Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Living Benefit Riders for contracts issued on or after May 22, 2017. If you elected i4LIFE® Advantage Select Guaranteed Income Benefit prior to May 21, 2018, Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln Wealth PassSM, 4LATER® Select Advantage, or Lincoln Long-Term CareSM Advantage on or after May 22, 2017, or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders, you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
American Funds Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA Rated Securities Fund LVIP American Preservation Fund	American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
American Funds Ultra-Short Bond Fund
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Growth Allocation Fund

Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
LVIP American Income Allocation Fund
As an alternative, if you purchased your contract on or after May 22, 2017, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation FundSM
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

The fixed account, if available, is only available for dollar cost averaging.
Additionally, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: American Funds Balanced Model Portfolio or American Funds Conservative Model Portfolio. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 –Investment Requirements for other Living Benefit Riders for contracts issued prior to May 22, 2017 that elect a rider on or after August 29, 2016 (October 3, 2016 for existing Contractowners). If you elected i4LIFE® Advantage Select Guaranteed Income Benefit on or after August 29, 2016 (October 3, 2016 for existing Contractowners) but prior to May 21, 2018, or Lincoln Market Select® Advantage, 4LATER® Select Advantage, Lincoln Long-Term CareSM Advantage, or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders, you must currently allocate 100% of your Contract Value among one or more of the following Subaccounts.
•	American Funds Global Balanced Fund
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund
The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, for contracts issued between August 29, 2016 and January 9, 2017, you may allocate 100% of your Contract Value or Account Value to the American Funds Asset Allocation Fund (85%) and the American Funds U.S. Government/AAA-Rated Securities Fund (15%).
Contracts issued prior to May 22, 2017 that purchase one of these Living Benefit Riders on or after January 9, 2017 may satisfy these Investment Requirements by allocating 100% of the Contract Value or Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Option 3 – Investment Requirements for other Living Benefit Riders issued on or after October 5, 2015 and prior to August 29, 2016 (October 3, 2016 for existing Contractowners). For i4LIFE® Advantage Guaranteed Income Benefit (version 4) and Lincoln Long-Term CareSM Advantage riders issued on or after October 5, 2015 and prior to August 29, 2016 (October 3, 2016 for existing Contractowners), you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund American Funds Capital World Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA-Rated Securities Fund LVIP American Preservation Fund	American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Ultra-Short Bond Fund
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
	LVIP American Income Allocation Fund	American Funds Global Small Capitalization Fund American Funds New World Fund®
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Capital World Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund American Funds Capital Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA-Rated Securities Fund LVIP American Preservation Fund	All other Subaccounts, except as described below.	No Subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account

Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Capital World Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models depending on when you purchased your contract, made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP American Income Allocation Fund subaccount or the American Legacy Fundamental Income Model. This model is not available for contracts purchased on or after November 15, 2010.
Living Benefit Riders
This section describes the optional Living Benefit Riders currently offered under this variable annuity contract. Each rider offers one of the following:
•	a minimum Annuity Payout:
•	i4LIFE® Advantage with or without the Guaranteed Income Benefit.
The following Living Benefit Riders are no longer available for purchase:
•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)*,
•	Lincoln Lifetime IncomeSM Advantage 2.0,
•	Lincoln Lifetime IncomeSM Advantage,
•	Lincoln Market Select® Advantage*,
•	Lincoln Max 6 SelectSM Advantage*,
•	Lincoln SmartSecurity® Advantage,
•	Lincoln IRA Income PlusSM *,
•	Lincoln Wealth PassSM*,
•	4LATER® Select Advantage*,
•	4LATER® Advantage (Managed Risk),
•	4LATER® Advantage,
•	i4LIFE® Advantage Select Guaranteed Income Benefit*, and
•	Lincoln Long-Term CareSM Advantage*.
*Beginning May 18, 2020, this rider is not being offered.
Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. Lincoln Lifetime IncomeSM Advantage 2.0 is described in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. All other unavailable Living Benefit Riders are described in an Appendix to this prospectus.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the contract. These guarantees are subject to certain conditions, as set forth below. There are differences between the riders in the features provided, income rates, investment options, charge rates, and charge structure. Additionally, the age at which you may begin receiving a benefit from your rider may vary between riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. Riders elected at contract issue will be effective on the contract’s effective date. Riders elected after the contract is issued will be effective on the next Valuation Date following approval by us. Your registered representative will help you determine which Living Benefit Rider best suits your financial goals.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under the contract. The riders do not guarantee the investment results of the funds.
There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time. In addition, we may make different versions of a rider available to new purchasers. You cannot elect more than one Living Benefit Rider or payout option offered in your contract at any one time. Certain broker-dealers may require Contractowners to make post-contract issue rider requests through their registered representative. If your registered representative of record is affiliated with such a broker-dealer we will not process your request until you consult with your registered representative.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
The current Protected Annual Income rates and Guaranteed Income Benefit percentages available under certain Living Benefit Riders are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and/or current percentages and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates and/or percentages. The rates and/or percentages may be superseded at any time, in our sole discretion, and may be higher or lower than the rates and/or percentages on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate and/or percentage indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. The rates and/or percentages from previous effective periods are included in Appendix G and H to this prospectus.
If the Protected Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day of the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Protected Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract/rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form.
Advisory Fee Withdrawals
This discussion applies only to contracts that were purchased as part of a Fee-Based Financial Plan. You may elect to take withdrawals from your contract to pay the advisory fees associated with your Fee-Based Financial Plan (Advisory Fee Withdrawals). This Advisory Fee Withdrawal treatment may not be available in all states.You may take Advisory Fee Withdrawals of up to 1.25% annually without negatively impacting your Living Benefit Rider. Advisory Fee Withdrawals may not be available in all states, and certain advisory firms may not allow withdrawals to pay advisory fees, so please check with your financial professional.

Cumulative annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not reduce your guarantees or be considered a withdrawal under your Living Benefit Rider. We reserve the right to increase or decrease this percentage at any time. For cumulative annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will reduce your guarantees and will be treated as a withdrawal under your Living Benefit Rider. Your Contract Value will be reduced by the amount of each Advisory Fee Withdrawal. Please refer to each rider section below to determine how Advisory Fee Withdrawals impact each rider.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to age 55 or that exceed the Protected Annual Income amount(s) are considered Excess Withdrawals. Additionally, Advisory Fee Withdrawals that exceed the Advisory Fee withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. Withdrawals, including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will no longer be available for election. If elected prior to that date, the rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $2 million or more.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing rider. In most cases, you must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to February 20, 2018 (April 2, 2018 if elected after the contract effective date), do not have an Enhancement Base, but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate reflected in the chart below. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date),	Enhancement Base	6%
Prior to February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date)	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.

Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment or an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$96,500*	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
*The beginning Contract Value is the initial Purchase Payment ($100,000 in this example) less the 3.5% sales charge.
On the first Benefit Year anniversary the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The initial Protected Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Protected Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Protected Annual Income amount will be equal to a specified percentage of the Protected Income Base. Upon your first withdrawal the Protected Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first withdrawal the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount affect the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 6% Enhancement, a 4.00% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Protected Income Base and Enhancement Base on the rider's effective date	$200,000
Initial Protected Annual Income amount on the rider's effective date ($200,000 x 4.00%)	$8,000
Contract Value six months after rider's effective date	$210,000
Protected Income Base and Enhancement Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on first Benefit Year anniversary	$205,000
Protected Annual Income amount on first Benefit Year anniversary ($205,000 x 4.00%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and Enhancement Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Protected Annual Income amount is $8,200 (4.00% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4.00% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4.00% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount after the Protected Income Base is adjusted either by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Protected Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Protected Annual Income amount also include the Nursing Home Enhancement amount.
Owners of contracts issued in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Protected Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Protected Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Protected Annual Income amount also include the terminal illness enhancement amount for owners of contracts issued in South Dakota only.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 55, or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	The Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and Enhancement Base, the Protected Annual Income amount and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,370 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $3,825 (4.50% of the Protected Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Protected Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $3,825 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 14.553%, the same proportion by which the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Protected Income Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Enhancement Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Protected Annual Income amount = $3,268 (4.50% of $72,630 Protected Income Base)
On the following Benefit Year anniversary, the Contract Value has been reduced due to a declining market, but the Protected Income Base and Enhancement Base are unchanged:
Contract Value = $43,000
Protected Income Base = $72,630
Enhancement Base = $72,630
Protected Annual Income amount = $3,268 (4.50% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4. This contract is not a beneficiary IRA; and
5. The younger of you or your spouse (joint life option) are age 55 or over.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value.

If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Protected Income Base and the Protected Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elect their rider on or after January 20, 2015 and prior to February 20, 2018 (April 2, 2018 if elected after the contract effective date), may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon election of Lincoln Market Select® Advantage for Contractowners who elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017 (this provision will not apply on or after May 18, 2020);
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Management Risk) prior to January 1, 2017, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage (this provision will not apply on or after May 18, 2020).
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect either version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to age 55 or that exceed the Protected Annual Income amount are considered Excess Withdrawals. Additionally, Advisory Fee Withdrawals that exceed the Advisory Fee withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base if reduced to zero. Withdrawals, including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, Lincoln Market Select® Advantage will no longer be available for election. If elected prior to that date, the rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $2 million or more.
Lincoln Market Select® Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Market Select® Advantage, you must first terminate your existing rider. In most cases, you must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Market Select® Advantage. For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017, and you want to terminate that rider to elect Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Additionally, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage. There is no guarantee that these waivers will be offered in the future, as we reserve the right to discontinue them at any time.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop an existing rider, your current Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer either your current Protected Income Base or Enhancement Base to the new rider. Your initial Protected Income Base under Lincoln Market Select® Advantage will be equal to the Contract Value on the new rider effective date. Your initial Enhancement Base will be equal to the Protected Income Base on the rider effective date.

You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. Different riders do not include all the same features and may not provide the same level of guarantee. You should also compare the fees and charges of each rider. If you have any question about terminating your existing rider to elect a new one, you should contract your registered representative or call us at 1-800-942-5500.
If you decide to elect Lincoln Market Select® Advantage, you will be required to adhere to the Investment Requirements for your new rider. See – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to February 20, 2018 (April 2, 2018 if elected after the contract effective date) do not have an Enhancement Base but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate reflected in the chart below. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.

If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after February 20, 2018 (April 2, 2018 if your rider was elected after the contract issue date)	Enhancement Base	6%
Between August 29, 2016 (October 3, 2016 if your rider was elected after the contract issue date) and February 20, 2018 (April 2, 2018 if your rider was elected after the contract issue date)	Protected Income Base	5%
Prior to August 29, 2016 (October 3, 2016, if your rider was elected after the contract issue date)	N/A	N/A
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment or an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. For riders purchased on and after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, a new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Rider elections prior to February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, only have one 10-year Enhancement Period.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).

For riders elected on or after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, each time the Account Value Step-up occurs, a new Enhancement Period begins. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$96,500*	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
*The beginning Contract Value is the initial Purchase Payment ($100,000 in this example) less the 3.5% sales charge.
On the first Benefit Year anniversary, the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary, the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.

After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amounts for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base and the Contract Value. The example assumes a 5% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after the rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 55, or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.

When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) are age 55 or over.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage Select Guaranteed Income Benefit, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Select Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment(s). The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elected their rider prior to April 2, 2018, may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect Lincoln Market Select® Advantage may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Max 6 SelectSM Advantage
Lincoln Max 6 SelectSM Advantage is a Living Benefit Rider that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement;
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 59 (age 55 for riders purchased prior to May 18, 2020) and are based upon specified percentages of the Protected Income Base, which are age-based and may increase over time. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Please note any withdrawals made prior to age 59 (age 55 for riders purchased prior to May 18, 2020) or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals, including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, Lincoln Max 6 SelectSM Advantage will no longer be available for election. If elected prior to that date, the rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $2 million or more.
Lincoln Max 6 SelectSM Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Max 6 SelectSM Advantage, you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln Max 6 SelectSM Advantage. For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.

Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Benefit through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment or an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.

An example of the impact of a withdrawal on the 6% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-ups.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for the 6% Enhancement as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$96,500*	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
*The beginning Contract Value is the initial Purchase Payment ($100,000 in this example) less the 3.5% sales charge.
On the first Benefit Year anniversary, the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary, the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and the Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 59 or older (age 55 or older for riders purchased prior to May 18, 2020). The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option) but will be reduced if your Contract Value is reduced to zero.
In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected and whether or not your Contract Value has been reduced to zero. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement (if applicable), additional Purchase Payments, and Excess Withdrawals, as described below.

The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Protected Annual Income payments are not available until you have reached age 59 (age 55 for riders purchased prior to May 18, 2020) (the younger of you or your spouse under the joint life option). If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 6% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$212,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200

Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-up will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Protected Annual Income will be lower when your Contract Value is reduced to zero for any reason other than an Excess Withdrawal, which will result in a reduced Protected Annual Income amount.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 59 (age 55 for riders purchased prior to May 18, 2020) (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 59 (age 55 for riders purchased prior to May 18, 2020) or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)

On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) are age 59 (age 55 for riders purchased prior to May 18, 2020) or over.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annuity payments equal to the Protected Income Base multiplied by the Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Contract Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Max 6 SelectSM Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Max 6 SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value

Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Max 6 SelectSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Max 6 SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	upon election of i4LIFE® Advantage;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
Lincoln IRA Income PlusSM
Beginning May 18, 2020, the Lincoln IRA Income PlusSM rider will no longer be available for election. Lincoln IRA Income PlusSM is a Living Benefit Rider that provides:
•	Guaranteed periodic withdrawals for your lifetime, up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after you reach age 70 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income Payments for your lifetime. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero.
Please note any withdrawals made prior to age 70 or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals , including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
You may consider purchasing Lincoln IRA Income PlusSM if you want a guaranteed lifetime income payment, that grows as you grow older, that may increase through Account Value Step-ups and Enhancements to the Protected Income Base, and you don’t need income until age 70. However, these guaranteed payments will be reduced if your Contract Value is reduced to zero. Additionally, if you decide to elect i4LIFE® Advantage in the future, your Protected Income Base under Lincoln IRA Income PlusSM will not carry over to i4LIFE® Advantage.
The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, the Lincoln IRA Income PlusSM rider will no longer be available. The Lincoln IRA Income PlusSM rider will be available for election on all existing contracts through May 17, 2020. If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued, the rider became effective on the next Valuation Date following approval by us. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. If your Contract Value totals $2 million or more, rider elections are subject to Home Office approval.

Lincoln IRA Income PlusSM is available with qualified (IRAs and Roth IRAs) annuity contracts only. The Contractowner/Annuitant must be age 85 or younger at the time this rider is elected. This rider is not available to beneficiaries of IRA contracts. A joint life option is not available with this rider.
If you own a Living Benefit Rider and you wish to elect Lincoln IRA Income PlusSM, you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln IRA Income PlusSM. For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, 6% Enhancements and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered life.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a 6% Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant is under age 86;
b. there are no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment or an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 6% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is under age 86; and
b.	the Contract Value on that Benefit Year anniversary, plus any Purchase Payments made on that date (and after the deduction of any withdrawals, including the rider charge and account fee and partial withdrawals to pay the fees associated with your Fee-Based Financial Plan) is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for the 6% Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$96,500*	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
*The beginning Contract Value is the initial Purchase Payment ($100,000 in this example) less the 3.5% sales charge.
On the first Benefit Year anniversary, the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary, the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and the Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you are age 70 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime.
In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and, whether or not your Contract Value has been reduced to zero. The Protected Annual Income amount will change upon an Account Value Step-up, 6% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below. Additionally, the Protected Annual Income amount will be reduced if the Contract Value reaches zero.
The Protected Annual Income rate will be based on your age as of the date of the first withdrawal on or after age 70. The Protected Annual Income rate will decrease once the Contract Value is reduced to zero.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year. The Protected Annual Income rate will be lower if your Contract Value is reduced to zero, which will result in a reduced Protected Annual Income amount.
Protected Annual Income payments are not available until you have reached age 70. If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base , the Enhancement Base, and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 5%)	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 5%)	$10,250
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $10,250 (5% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $10,000 (5% of $200,000 Protected Income Base ), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $10,500 ($10,000 + 5% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Guaranteed Automatic Income will decrease when your Contract Value is reduced to zero (for any reason other than an Excess Withdrawal).
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 70; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Partial withdrawals to pay the fees associated with your Fee-Based Financial Plan made prior to age 70 or that exceed the Guaranteed Annual Income each year will be treated as Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the

Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base(after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Income Base , the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base= $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base )
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base , Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are age 70 or above.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner will receive annuity payments equal to the Protected Income Base multiplied by the applicable Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the covered life. If the Contract Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln IRA Income PlusSM has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln IRA Income PlusSM does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon death of the covered life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). The Enhancement and Account Value Step-up will continue, if applicable, as discussed above.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln IRA Income PlusSM will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	upon death of the covered life;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or to the Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
Lincoln Wealth PassSM
Beginning May 18, 2020, the Lincoln Wealth PassSM rider will no longer be available for election. Lincoln Wealth PassSM was designed for a Beneficiary with Death Benefit proceeds from another nonqualified contract, or from a qualified (IRA and Roth IRA) contract or qualified retirement plan if the original Contractowner died on or before December 31, 2019. This rider provides guaranteed periodic withdrawals from a benefit base called the Protected Amount (described in detail below). As long as there is a Protected Amount, you will be able to make annual withdrawals called the Protected Annual Income. The Protected Annual Income is equal to the greater of (a) or (b), where:
(a) is an amount less than or equal to the Protected Annual Income; or
(b) is an amount from a qualified or nonqualified contract that is the result of systematic installments withdrawn via an automatic withdrawal service of the amount needed to satisfy the required minimum distribution (RMD) or life expectancy payment rules for the Contract Value of the contract to which this rider is attached.

Please note any withdrawals that exceed the greater of (a) or (b) or the amounts payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Amount as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal. Your rider will terminate if the Protected Amount is reduced to zero.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Annual Income amount. All withdrawals will decrease the Contract Value.
The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, the Lincoln Wealth PassSM rider will no longer be available. The Lincoln Wealth PassSM rider is available for election on all existing contracts through May 17, 2020. Lincoln Wealth PassSM rider may only be added to an existing Lincoln individual variable annuity contract with a single Beneficiary who chooses to continue the contract as the Contractowner.
If you are a Beneficiary entitled to a Death Benefit and elect this rider after the contract is issued, it will be effective on the next Valuation Date following approval by us. The Contract Value must be at least $25,000. If your Contract Value totals $2 million or more, rider elections are subject to Home Office approval.
Lincoln Wealth PassSM is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be under the age of 81 at the time the rider is elected. Lincoln Wealth PassSM is not available on an IRA contract if the original Contractowner died after December 31, 2019.
To qualify to purchase this rider, the Beneficiary must begin or have begun minimum distributions no later than:
1.	one year after the date of death for nonqualified contracts; or
2.	December 31st of the year following year of death for qualified contracts.
Distributions must be based on the Contractowner’s life expectancy.
Contractowners age 70 or younger must elect the rider no later than 5 years after the death (if distributions have already begun, or within the time frames listed in (1) and (2) above). Contractowners ages 71 through 80 must elect the rider before beginning life expectancy Required Minimum Distributions (“RMDs”).
Note: Beneficiaries under the age of majority in your state will not be able to receive proceeds outright. Check your state law to see if a custodian or guardian is needed.
This rider is not available to a Beneficiary of an existing contract if the contract was previously annuitized, including i4LIFE® Advantage on nonqualified contracts. A trust beneficiary of a qualified Lincoln contract who chooses to assume ownership of the contract is not eligible to elect this rider, but instead must purchase a new contract to elect it. Non-natural beneficiaries of nonqualified contract are not eligible to purchase this rider. No other Living Benefit Riders are available if this rider is elected. Additionally, you cannot terminate this rider until after the fifth Benefit Year anniversary.
We reserve the right to discontinue offering this rider at any time, at our sole discretion, upon advanced written notice to you. This means that there is a chance you may not be able to elect it in the future. We may also make changes to, or discontinue offering, any features for future rider elections at any time at our sole discretion.
If you elected 4LATER® Advantage (Managed Risk) and you want to terminate that rider to elect 4LATER® Select Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Additionally, we will no longer require a one-year waiting period before electing a new Living Benefit Rider in these situations. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing 4LATER® Advantage (Managed Risk) rider and elect 4LATER® Select Advantage. There is no guarantee that these waivers will be offered in the future, as we reserve the right to discontinue them at any time.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop an existing rider, your current Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer either your current Protected Income Base or Enhancement Base to the new rider. Your initial Protected Income Base under 4LATER® Select Advantage will be equal to the Contract Value on the new rider effective date. Your initial Enhancement Base will be equal to the Protected Income Base on the rider effective date.
You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by 4LATER® Select Advantage before making your decision. Different riders do not include all the same features and may not provide the same level of guarantee. You should also compare the fees and charges of each rider. If you have any question about terminating your existing rider to elect a new one, you should contract your registered representative or call us at 1-800-942-5500.

If you decide to elect 4LATER® Select Advantage, you will be required to adhere to the Investment Requirements for your new rider. See – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Amount. The Protected Amount is a value used to calculate your Protected Annual Income amount and is the total amount of guaranteed payments you can receive. The Protected Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Amount varies based on when you elect the rider. If the rider was elected at the time of application, the Protected Amount is equal to the initial Purchase Payment. If the rider was elected after we issued the contract, the Protected Amount equals the Contract Value on the rider effective date. The maximum Protected Amount is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered lives.
Additional Purchase Payments are allowed only if additional Purchase Payments must be received by the earlier of 180 days of the rider effective date or the date required to begin minimum distributions. The source of the Purchase Payments must be from a contract that is the same market type as the Lincoln annuity. That means that if the source contract is a tax qualified (from an IRA or Roth IRA), the Purchase Payment can only be made to a qualified Lincoln contract. If the source contract is nonqualified, the Purchase Payment can only be made to a nonqualified Lincoln contract. If you are making Purchase Payments from more than one source contract, each of the source contracts must have the same decedent and the same Beneficiary. Additional Purchase Payments are not allowed if the rider is purchased by the Beneficiary who inherits an existing Lincoln annuity who chooses to continue the contract as Contractowner.
Additional Purchase Payments automatically increase the Protected Amount (not to exceed the maximum Protected Amount) by the amount of the Purchase Payment; for example, a $10,000 additional Purchase Payment will increase the Protected Amount by $10,000. Additional Purchase Payment will not be allowed if the Contract Value is zero.
Certain withdrawals will reduce the Protected Amount on a dollar for dollar basis:
•	Withdrawals less than or equal to the Protected Annual Income amount;
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for qualified contracts; or
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for nonqualified contracts.
All other withdrawals are Excess Withdrawals that reduce the Protected Amount by the same proportion that the withdrawals reduce the Contract Value. The rider will terminate when the Protected Amount is reduced to zero.
Protected Annual Income Withdrawal. The Protected Annual Income is an amount that may be withdrawn from the contract each Benefit Year as long as there is a Protected Amount.
The Protected Annual Income amount is determined by multiplying the Protected Amount by the applicable rate, based on your age on the latest date to begin withdrawals to stretch payments over the owner’s life expectancy or the date that the Contract Value is reduced to zero. Thereafter, the Protected Annual Income rate will not change. The Protected Annual Income amount will change upon additional Purchase Payments and Excess Withdrawals, as described below. Once the Protected Amount is less than the Protected Annual Income, the Protected Annual Income amount will be reduced to the Protected Amount for the final year’s payment.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time and may be higher or lower than the rates on the previous Rate Sheet.
Any changes to the Protected Annual Income rates will be disclosed in a new Rate Sheet at least 10 days before those rates become effective. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500.
You will not be entitled to the Protected Annual Income amount if the Protected Amount is reduced to zero.

All withdrawals will decrease the Contract Value. If you withdraw less than the Protected Annual Income amount during a Benefit Year, you are not entitled to carry over the unused Protected Annual Income amount to another Benefit Year.
Withdrawals will not be considered Excess Wtihdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9) for IRAs or the life expectancy payments for nonqualified contracts. In addition, in order for this exception to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD or life expectancy payments;
2.	The calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs or life expectancy payments are made within the Benefit Year (except as described in the next paragraph).
If your RMD or life expectancy withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If your RMD or life expectancy payment exceeds the Protected Annual Income amount, the excess will not be considered an Excess Withdrawal. However, if a withdrawal other than an RMD or life expectancy payment is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs and life expectancy payments, will be treated as Excess Withdrawals.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Amount and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Amount on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Amount six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Amount after withdrawal ($200,000 - $10,000)	$190,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Amount on the first Benefit Year anniversary	$190,000
Protected Annual Income amount on the first Benefit Year anniversary	$10,000
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate, multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $2,500 (5% of $50,000 Protected Amount), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $3,000 ($2,500 + $10,000 x 1.05). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal (excludes RMDs and life expectancy payments as outlined above); or
2.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 55, or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	the Protected Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Amount could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income is reduced by the same proportion the Excess Withdrawal reduces the Contract Value.
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Amount, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,225 reduction in the Protected Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Amount = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value and Protected Amount are reduced by the amount of the Protected Annual Income amount of $4,250:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Amount = $80,750 ($85,000 - $4,250)
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Amount is reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the Contract Value of $55,750 ($7,750 ÷ $55,750).
Contract Value = $48,000 ($55,750 - $7,750) a 13.90% reduction
Protected Amount = $73,185 ($85,000 x 13.90% = $11,225; $85,000 - $11,225= $73,185)
Protected Annual Income amount = $3,660 ($4,250 x 13.90%= $591; $4,250 - $591 = $3,659)
In a declining market, Excess Withdrawals may significantly reduce your Protected Amount and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Amount is reduced to zero, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Final Payment Year. The year that the final payment is made is determined from the chart below based on the owner’s age on the latest date to stretch payments over the owner’s life expectancy. This date is one year after the date of death for nonqualified contracts, and December 31st of the calendar year following the date of death occurred for qualified contracts.
If the contract and rider are still in effect on the Benefit Year anniversary occurring in the final payment year, a final payment will be made that is equal to the greater of the Protected Amount or Contract Value, and the contract and rider will terminate. The final payment year is determined on the rider effective date and will not change. The final payment year is determined from the chart below and is based on your age. All amounts must be paid out of the contract in this final payment year.
Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
0	82	28	55	56	28
1	81	29	54	57	27
2	80	30	53	58	27
3	79	31	52	59	26
4	78	32	51	60	25
5	77	33	50	61	24
6	76	34	49	62	23
7	75	35	48	63	22
8	74	36	47	64	21
9	73	37	46	65	21
10	72	38	45	66	20
11	71	39	44	67	19
12	70	40	43	68	18
13	69	41	42	69	17
14	68	42	41	70	17
15	67	43	40	71	16
16	66	44	39	72	15

Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
17	66	45	38	73	14
18	65	46	37	74	14
19	64	47	37	75	13
20	63	48	36	76	12
21	62	49	35	77	12
22	61	50	34	78	11
23	60	51	33	79	10
24	59	52	32	80	10
25	58	53	31	81	9
26	57	54	30
27	56	55	29
Death Prior to the Annuity Commencement Date. Lincoln Wealth PassSM has no provision for a payout of the Protected Amount upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as applicable, as amended from time to time.
Upon the death of the Contractowner, if there is Contract Value and a Protected Amount in effect at the time of the death and there is only one Beneficiary, the Beneficiary may continue the rider to pay out the remaining Protected Amount. We cannot divide the Protected Amount among multiple Beneficiaries. No adjustment will be made to the Protected Amount, Protected Annual Income Amount, protected lifetime income fee base, or final payment year. If the Protected Annual Income amount was not determined prior to death, then the rate will be set according to the deceased Contractowner’s age on the continuation date. Continuation is not available if the Contract Value is reduced to zero prior to the death of the Contractowner.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Wealth PassSM will automatically terminate:
•	on the Annuity Commencement Date;
•	upon death of the Contractowner, unless there is a Protected Amount and a single Beneficiary elects to continue the contract and rider;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon surrender or termination of the underlying annuity contract;
•	on the rider date anniversary occurring in the final payment year;
•	when the Protected Amount and the Protected Annual Income amount are reduced to zero; or
•	when the final payment is made.
The termination will not result in any increase in Contract Value equal to the Protected Amount. Upon effective termination of this rider, the benefit and charges within this rider will terminate.
4LATER® Select Advantage
4LATER® Select Advantage is a Living Benefit Rider available for purchase that provides a Protected Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, 4LATER® Select Advantage will no longer be available for election. If elected prior to that date, the rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value must be at least $25,000. If your Contract Value totals $2 million or more, rider elections are subject to Home Office approval.

4LATER® Select Advantage is not available with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. The Contractowner, Annuitant, and Secondary Life under the joint life option must be age 85 or younger at the time this rider is elected.
If you own a Living Benefit Rider and you wish to elect 4LATER® Select Advantage, you must first terminate your existing Living Benefit Rider. In most cases, you must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect 4LATER® Select Advantage. For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is the value used to calculate the Guaranteed Income Benefit amount under i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by all withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life if joint life option) are the covered lives.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payments. For example, an additional Purchase Payment of $10,000 will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base, but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base and Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal (including the portion of cumulative Advisory Fee Withdrawals over 1.25% of your Contract Value for that Contract Year) reduces the Protected Income Base and Enhancement Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. The reduction to the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Protected Income Base, Enhancement Base, and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Protected Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Protected Income Base = $125,500
Enhancement Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Protected Income Base and Enhancement Base are also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Protected Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
Enhancement Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Protected Income Base and Enhancement Base, and as a result will reduce your future Guaranteed Income Benefit. If the Protected Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Annuitant (single life option) or the Annuitant and Secondary Life (joint life option) are under age 86;

b. there were no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate reflected in the chart below. The Protected Income Base and the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after June 11, 2018,	Enhancement Base	6%
Prior to June 11, 2018	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value including an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. For riders elected on and after June 11, 2018, and subject to state availability, a new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Rider elections prior to June 11, 2018, only have one 10-year Enhancement Period.
Account Value Step-up. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
For riders elected on or after June 11, 2018, and subject to state availability, each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$96,500*	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
*The beginning Contract Value is the initial Purchase Payment ($100,000 in this example) less the 3.5% sales charge.
On the first Benefit Year anniversary, the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary, the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and the Enhancement Base are increased to equal the Contract Value of $115,000.
The following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$47,750*	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
*The beginning Contract Value is the initial Purchase Payment ($50,000 in this example) less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700).
Death Prior to the Annuity Commencement Date. 4LATER® Select Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER® Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Select Advantage rider will continue. Upon the second death of either the Annuitant or Secondary Life, the rider will terminate.
Upon the death of the Contractowner, this rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.

Termination. After the fifth anniversary of the effective date of the 4LATER® Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Select Advantage will automatically terminate:
•	on the Annuity Commencement Date;
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the second death of either the Annuitant or Secondary Life;
•	when the Protected Income Base is reduced to zero due to withdrawals;
•	the last day that you can elect i4LIFE® Advantage (age 95, younger of you or your spouse); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Select Guaranteed Income Benefit option. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods; an Access Period and a Lifetime Income Period, which are discussed in further detail below. If your Account Value is reduced to zero (except by additional withdrawals as described below), these payments will continue for your life (or the lives of you and your Secondary Life under the joint lifetime option) during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. If your Account Value is reduced to zero due to any additional withdrawals (except for Advisory Fee Withdrawals are within the Advisory Fee Withdrawal percentage), i4LIFE® Advantage will end and your contract will terminate. The Guaranteed Income Benefit is described in further detail below.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate (except an AWS service designated specifically for the purpose of Advisory Fee Withdrawals). See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Gross Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to the terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form. Additionally, certain Living Benefit Riders allow a transition to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below. If you intend to use the Protected Income Base or the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® Advantage and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability in the SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage without the Guaranteed

Income Benefit must be elected by age 95 on IRA contracts or age 110 on nonqualified contracts. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals, including Advisory Fee Withdrawals, or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage with or without the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts
Select Guaranteed Income Benefit Guaranteed Income Benefit (Managed Risk)	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections on or after May 21, 2012	Longer of 20 years or the difference between your age (nearest birthday) and age 100	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections prior to May 21, 2012	Longer of 20 years of the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 2 and 3)	Longer of 15 years or the difference between your age (nearest birthday) and age 85	To age 115 for nonqualified contracts; to age 100 for qualified contracts
The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. For versions 1, 2, and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion of the reduction in the Regular Income Payment. This reduction of the i4LIFE® Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk, or Guaranteed Income Benefit (version 4). If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue) less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life under the joint life option) and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	single or joint life option;
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.
AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments.
A 3% AIR will be used to calculate the Regular Income Payments under:
•	Elections of Guaranteed Income Benefit (Managed Risk) on or after May 18, 2020; and
•	Select Guaranteed Income Benefit elections prior to February 19, 2019.
A 4% AIR will be used to calculate the Regular Income Payments under:
•	Select Guaranteed Income Benefit elections made between February 19, 2019 and May 17, 2020; and
•	Elections of all other versions of Guaranteed Income Benefit prior to May 18, 2020.
The AIR used to calculate the Regular Income Payments if transitioning from a Prior Rider may be different. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $509.67 per month ($6,116.04 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $448.85 per month ($5,386.20 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal. (Advisory Fee Withdrawals that are within the Advisory Fee Withdrawal percentage will not be recalculated.)
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available, unless you are transitioning to Guaranteed Income Benefit from a Prior Rider.

If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that Prior Rider to a version of i4LIFE® Advantage Guaranteed Income Benefit that may no longer be offered. The transition rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk), and Guaranteed Income Benefit (version 4), the Guaranteed Income Benefit will be based on A, or, if transitioning from a Prior Rider, the greater of A and B:
A.	the Account Value immediately prior to electing Guaranteed Income Benefit; or
B.	the Protected Income Base under the Prior Rider (or the Guaranteed Amount under Lincoln SmartSecurity® Advantage) reduced by all Protected Annual Income payments since the last Automatic Annual Step-up (or inception date if no step-ups have occurred). (Advisory Fee Withdrawals that are within the Advisory Fee Withdrawal percentage will not reduce the Protected Income Base.)
The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the above, based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how the Guaranteed Amount or the Protected Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Protected Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Protected Income Base which is greater than $100,000 Account Value)	$6,300
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet.
The Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet at least 10 days before the end of the indicated effective period. Your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate

Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). The specified percentages and the corresponding age-bands for calculating the Guaranteed Income Benefit under Guaranteed Income Benefit (version 4) are outlined in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under a Prior Rider.
Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Monthly Guaranteed Income Benefit	$810
Monthly Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-up
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4). The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.

8/1/2020 Amount of initial Regular Income Payment	$4,801
8/1/2020 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2020 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2021 Recalculated Regular Income Payment	$6,000
8/1/2021 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). The Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), the Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.
i4LIFE® Advantage Guaranteed Income Benefit Transitions
Certain Living Benefit Riders (“Prior Rider”) allow you to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit.
If your Prior Rider is...	you will transition to…
Lincoln Market Select® Advantage 4LATER® Select Advantage	Select Guaranteed Income Benefit
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) 4LATER® Advantage (Managed Risk)	Guaranteed Income Benefit (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0	Guaranteed Income Benefit (version 4)
The following discussion applies to all of these transitions.
If you have elected one of the Prior Riders listed above, you are guaranteed the right to transition to the applicable version of the Guaranteed Income Benefit even if that version is no longer available for purchase. You are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time you purchased your Prior Rider. The Investment Requirements under your Prior Rider continue to apply after you transition to the Guaranteed Income Benefit. See The Contracts – Investment Requirements for a description of these investment requirements. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the greater of your Account Value or Protected Income Base or Guaranteed Amount, as applicable, based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Your decision to transition to the Guaranteed Income Benefit must be made prior to the Annuity Commencement Date, and by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 (purchased prior to April 2, 2012), or 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you have the single life option under your Prior Rider, you must transition to the single life option under i4LIFE® Advantage Guaranteed Income Benefit; joint life option must transition to the joint life option. The minimum Access Period requirements may vary based on which Prior Rider you elected, and are specifically listed in the chart below.
While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
Different minimum Access Period requirements may apply if you use the greater of the Account Value or Protected Income Base (less amounts paid since the last automatic step-up) under a Prior Rider to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85
Purchasers of Lincoln Market Select® Advantage Purchasers of 4LATER® Select Advantage	Longer of 20 years or the difference between your age and age 90	N/A

A 3% AIR will be used to calculate the Regular Income Payments for all transitions to i4LIFE® Advantage Select Guaranteed Income Benefit. A 4% AIR will be used to calculate the Regular Income Payments for all other transitions to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
When deciding whether to transition from your Prior Rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your Secondary Life under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Protected Annual Income amounts from your Prior Rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your Prior Rider, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Prior Rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, including Advisory Fee Withdrawals in excess of the Advisory Fee Withdrawal percentage, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals, financial planning fees, and premium taxes, if any.
If you purchased your contract as part of a Fee-Based Financial Plan, Annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments or highest Contract Value. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, including Advisory Fee Withdrawals in excess of the Advisory Fee Withdrawal percentage, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Gross Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments, including Guaranteed Income Benefit payments, and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
If you purchased your contract as part of a Fee-Based Financial Plan, Annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments or highest Contract Value. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.

If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value. We will look at such values on the contract annual anniversary date.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals , financial planning fees, and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or

•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to the end of the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.
If you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually. Certain states, broker-dealers, or advisory firms may not allow withdrawals to pay the fees associated with your advisory fees so please check with your registered representative. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the Account Value but will not trigger a recalculation.
The following example demonstrates the impact of a withdrawal on the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to the end of the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
i4LIFE® Advantage will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.

A termination of i4LIFE® Advantage Guaranteed Income Benefit due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value, Protected Income Base, or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage and any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Lincoln IRA Income PlusSM may elect to annuitize their Protected Income Base under the Protected Annual Income Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available. Advisory Fee Withdrawals are not allowed after your contract is annuitized or during the Lifetime Income Period under i4LIFE® Advantage.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Protected Annual Income Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:

•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.

You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Net Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to August 15, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Net Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Net Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Gross Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Net Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Net Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable account fees and premium taxes.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage, or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Net Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Net Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Net Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Net Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Gross Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Gross Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, including Advisory Fee Withdrawals, without a new sales charge.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. If the Lincoln Long-Term CareSM Advantage rider was in effect prior to your surrender, it will not be reinstated, and Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. No commission is paid in connection with the sale of contracts sold as part of a Fee-Based Financial Plan. The maximum commission the Principal Underwriter pays to LFN is 5.00% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. No commission is paid in connection with the sale of contracts sold as part of a Fee-Based Financial Plan. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 5.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2019 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.

Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Payment of Investment Advisory Fees
On August 6, 2019, the IRS issued a private letter ruling (the “PLR”) to Lincoln that addressed the treatment of investment advisory fees (“Advisory Fee Withdrawals”) paid out of the cash value of a non-qualified annuity contract. The PLR concluded that if a Contractowner authorizes payment of investment advisory fees out of the cash value of the non-qualified annuity contract, the payment of those fees will not be treated as a distribution to the Contractowner. In order for this treatment to apply, the investment advisory fees must be determined based on an arms-length transaction between the Contractowner and the financial professional, and cannot exceed an amount equal to an annual rate of 1.50% of the non-qualified annuity contract’s cash value. The fees can only compensate the financial professional for investment advice provided to the Contractowner with respect to the non-qualified annuity contract, and cannot compensate the financial professional for any other services. Effective for tax year 2019 and beyond, if you have authorized Lincoln to pay fees from the cash value of your non-qualified annuity contract directly to your financial professional, Lincoln will not treat the payment of such fees as a distribution from your contract if all the conditions mentioned above are satisfied.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges
The Lincoln Long-Term CareSM Advantage rider (“LTC Rider”) is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. The deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits
If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the

IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Gross Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional protected lifetime income fees, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.

•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Coronavirus Aid, Relief, and Economic Security (CARES) Act of 2020
The Coronavirus Aid, Relief, and Economic Security (CARES) Act (the “CARES Act”) was enacted on March 27, 2020. The CARES Act includes a number of provisions that affect distributions from qualified retirement plans and IRAs, including the following:
•	Tax-favored Coronavirus Related Distributions
•	Retirement plan loan relief
•	Temporary waiver of required minimum distributions
Tax-favored Coronavirus Related Distributions
The CARES Act provides for tax-favored withdrawals, called Coronavirus Related Distributions (“CRDs”), from retirement plans and IRAs for any plan participant or IRA owner who meets certain requirements. For this purpose, an individual can receive a CRD if the participant or IRA owner can demonstrate that he or she:
•	has been diagnosed with COVID-19,
•	has a spouse or dependent who has been diagnosed with COVID-19,
•	experiences adverse financial consequences as a result of being quarantined, furloughed, laid off, or having reduced work hours.
Retirement plans that can provide CRDs are generally 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs.
CRDs are limited to $100,000 in the aggregate from all retirement plan accounts and IRAs per individual. CRDs are referred to as “tax-favored” because they are not subject to the 10% early withdrawal penalty or the 20% mandatory withholding for eligible rollover distributions, and are included in taxable income of the recipient ratably over a three-year period. A plan participant or IRA owner may repay the CRD, up to the full amount distributed, within 3 years of the distribution. The repayment is treated as a direct trustee to trustee transfer made within 60 days to the plan or account that receives the repayment.
Any distribution taken between January 1, 2020 and December 31, 2020, will be treated as a CRD if it otherwise meets the requirements.
Retirement Plan Loan Relief
The CARES Act includes several provisions that affect retirement plan loans. First the maximum plan loan amounts are increased to $100,000 or 100% of the participant’s vested balance for any loan taken by an individual who meets the requirements for taking a CRD (described above) and who takes the loan within 180 days of the enactment of the CARES Act.
Second, any individual who meets the requirements for taking a CRD and who either (i) has a loan outstanding on the date the CARES Act was enacted or (ii) takes a loan after the CARES Act was enacted, can delay any loan repayment due in 2020 for 1 year.
Third, the year 2020 is not counted in the determination of the maximum 5 year period for the term of a non-residential retirement plan loan.
Temporary Waiver of Required Minimum Distributions
The CARES Act waives required minimum distributions from 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs, for 2020. In addition, if a plan participant or IRA owner attained his or her required beginning date in 2019 but did not take his or her required minimum distribution prior to December 31, 2019, his or her required minimum distribution for 2019 is also waived.
As a part of this waiver, the year 2020 is not included in the calculation of any 5 or 10 year required distribution period under section 401(a)(9)(B)(ii).
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Gross Purchase Payment(s) or Contract Value as of the Valuation Date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Gross Purchase Payments or Contract Value as of the Valuation Date.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.

Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or protected lifetime income fees;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Special Arrangements
At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
American Legacy Shareholder's Advantage®
Lincoln National Variable Annuity Account H

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy Shareholder's Advantage®).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

(This page intentionally left blank)

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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2010	1.277	1.424	10,327	1.406	1.571	142,198	1.423	1.592	72,823
2011	1.424	1.429	9,209	1.571	1.579	125,060	1.592	1.603	63,590
2012	1.429	1.645	8,343	1.579	1.822	110,409	1.603	1.851	53,848
2013	1.645	2.016	7,426	1.822	2.238	98,922	1.851	2.276	47,109
2014	2.016	2.106	6720	2.238	2.341	88629	2.276	2.384	40292
2015	2.106	2.116	6180	2.341	2.357	79406	2.384	2.403	32994
2016	2.116	2.294	5673	2.357	2.560	72808	2.403	2.614	28692
2017	2.294	2.641	5282	2.560	2.955	67242	2.614	3.020	25078
2018	2.641	2.497	4969	2.955	2.798	61759	3.020	2.863	21905
2019	2.497	2.999	4667	2.798	3.368	55929	2.863	3.451	19164
American Funds Blue Chip Income and Growth Fund - Class 2
2010	1.087	1.210	9,473	1.025	1.143	125,156	1.036	1.157	62,555
2011	1.210	1.188	8,305	1.143	1.125	115,017	1.157	1.139	54,381
2012	1.188	1.340	7,402	1.125	1.272	103,333	1.139	1.290	47,351
2013	1.340	1.767	6,894	1.272	1.680	94,229	1.290	1.705	41,729
2014	1.767	2.019	6168	1.680	1.924	80882	1.705	1.955	36281
2015	2.019	1.942	5842	1.924	1.854	71082	1.955	1.887	31615
2016	1.942	2.284	5536	1.854	2.185	65183	1.887	2.226	27076
2017	2.284	2.649	5223	2.185	2.539	59757	2.226	2.590	22272
2018	2.649	2.397	4882	2.539	2.303	54453	2.590	2.351	19412
2019	2.397	2.883	4714	2.303	2.775	49279	2.351	2.837	16703
American Funds Bond Fund - Class 2
2010	1.324	1.396	4,918	1.533	1.621	66,840	1.552	1.642	34,240
2011	1.396	1.468	4,161	1.621	1.707	61,790	1.642	1.732	30,058
2012	1.468	1.533	3,975	1.707	1.786	59,231	1.732	1.814	28,966
2013	1.533	1.486	3,876	1.786	1.735	52,076	1.814	1.765	24,825
2014	1.486	1.550	3656	1.735	1.813	46931	1.765	1.847	21718
2015	1.550	1.540	3440	1.813	1.805	43758	1.847	1.841	18434
2016	1.540	1.571	3557	1.805	1.845	42501	1.841	1.884	16175
2017	1.571	1.614	3250	1.845	1.899	42517	1.884	1.941	15865
2018	1.614	1.587	3081	1.899	1.872	40678	1.941	1.916	13954
2019	1.587	1.720	3184	1.872	2.032	40029	1.916	2.082	13000
American Funds Capital Income Builder® - Class 4
2014	10.093	9.881	1*	10.108	9.893	68	10.028	9.901	29
2015	9.881	9.615	7	9.893	9.646	85	9.901	9.665	51
2016	9.615	9.887	12	9.646	9.939	197	9.665	9.971	67
2017	9.887	11.036	12	9.939	11.116	273	9.971	11.165	89
2018	11.036	10.142	9	11.116	10.237	292	11.165	10.294	78
2019	10.142	11.820	9	10.237	11.954	306	10.294	12.035	83
American Funds Global Balanced Fund - Class 2
2011	9.588	9.618	3	9.977	9.630	184	10.028	9.638	69
2012	9.618	10.697	14	9.630	10.731	231	9.638	10.752	144
2013	10.697	11.895	20	10.731	11.958	348	10.752	11.995	87
2014	11.895	11.978	14	11.958	12.065	379	11.995	12.118	177
2015	11.978	11.755	13	12.065	11.865	352	12.118	11.931	160
2016	11.755	12.169	13	11.865	12.307	355	11.931	12.390	157
2017	12.169	14.418	21	12.307	14.610	339	12.390	14.727	167
2018	14.418	13.428	20	14.610	13.634	337	14.727	13.760	144
2019	13.428	16.025	19	13.634	16.304	318	13.760	16.473	142
A-1

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2010	12.192	12.712	105	12.268	12.817	1,620	12.313	12.880	951
2011	12.712	13.167	98	12.817	13.302	1,666	12.880	13.384	1,047
2012	13.167	13.855	81	13.302	14.025	1,571	13.384	14.128	930
2013	13.855	13.374	86	14.025	13.565	1,494	14.128	13.681	815
2014	13.374	13.435	87	13.565	13.655	1375	13.681	13.789	760
2015	13.435	12.771	81	13.655	13.006	1246	13.789	13.149	642
2016	12.771	12.998	82	13.006	13.263	1130	13.149	13.425	578
2017	12.998	13.761	95	13.263	14.070	1108	13.425	14.259	574
2018	13.761	13.454	90	14.070	13.784	1028	14.259	13.985	459
2019	13.454	14.366	83	13.784	14.748	958	13.985	14.982	417
American Funds Global Discovery(1)
2008	1.940	1.055	541	1.610	0.878	5,868	1.623	0.886	3,358
2009	1.055	1.578	588	0.878	1.315	5,579	0.886	1.329	3,314
2010	1.578	1.722	488	1.315	1.438	5,789	1.329	1.455	2,703
2011	1.722	1.585	450	1.438	1.326	4,991	1.455	1.343	2,741
2012	1.585	1.893	415	1.326	1.587	4,680	1.343	1.609	2,096
2013	1.893	2.208	434	1.587	1.853	4,642	1.609	1.879	2,011
American Funds Global Growth and Income Fund - Class 2
2010	10.305	11.413	160	10.379	11.519	2,580	10.424	11.583	1,438
2011	11.413	10.760	137	11.519	10.882	2,376	11.583	10.955	1,350
2012	10.760	12.533	119	10.882	12.700	2,068	10.955	12.801	1,154
2013	12.533	15.217	111	12.700	15.450	2,004	12.801	15.592	1,042
2014	15.217	15.928	104	15.450	16.205	1773	15.592	16.373	830
2015	15.928	15.570	103	16.205	15.873	1656	16.373	16.057	719
2016	15.570	16.561	97	15.873	16.916	1524	16.057	17.133	636
2017	16.561	20.687	96	16.916	21.173	1382	17.133	21.470	546
2018	20.687	18.524	91	21.173	18.997	1298	21.470	19.286	498
2019	18.524	24.070	78	18.997	24.734	1165	19.286	25.141	464
American Funds Global Growth Fund - Class 2
2010	1.815	2.010	2,806	1.643	1.823	45,850	1.664	1.848	20,318
2011	2.010	1.814	2,556	1.823	1.649	39,503	1.848	1.674	17,692
2012	1.814	2.203	2,166	1.649	2.007	34,134	1.674	2.039	15,066
2013	2.203	2.820	2,479	2.007	2.574	33,616	2.039	2.618	14,293
2014	2.820	2.859	2282	2.574	2.615	30440	2.618	2.663	12304
2015	2.859	3.029	2135	2.615	2.776	28506	2.663	2.830	10834
2016	3.029	3.020	1895	2.776	2.773	25600	2.830	2.831	9829
2017	3.020	3.934	1777	2.773	3.620	23105	2.831	3.700	9414
2018	3.934	3.546	1750	3.620	3.269	20577	3.700	3.345	8722
2019	3.546	4.753	1629	3.269	4.390	18215	3.345	4.498	8019
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	9.906	9.350	4	9.524	9.358	1*
2016	N/A	N/A	N/A	9.350	9.694	23	9.358	9.713	2
2017	N/A	N/A	N/A	9.694	12.330	22	9.713	12.369	6
2018	N/A	N/A	N/A	12.330	11.046	30	12.369	11.095	9
2019	N/A	N/A	N/A	11.046	14.439	21	11.095	14.521	3
American Funds Global Small Capitalization Fund - Class 2
2010	2.396	2.907	823	1.878	2.282	14,962	1.901	2.313	7,474
2011	2.907	2.329	766	2.282	1.832	13,491	2.313	1.859	6,650
2012	2.329	2.727	636	1.832	2.149	12,057	1.859	2.184	5,680
2013	2.727	3.466	591	2.149	2.737	11,038	2.184	2.784	5,118
2014	3.466	3.507	550	2.737	2.775	10356	2.784	2.827	4727
2015	3.507	3.484	459	2.775	2.763	10034	2.827	2.817	4223
2016	3.484	3.525	454	2.763	2.801	9099	2.817	2.859	3722
2017	3.525	4.397	446	2.801	3.500	8250	2.859	3.578	3746
2018	4.397	3.897	440	3.500	3.109	7182	3.578	3.181	3081
2019	3.897	5.078	397	3.109	4.059	6322	3.181	4.159	2909
A-2

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.793	10.106	19	9.133	10.126	36
2017	N/A	N/A	N/A	10.106	11.581	31	10.126	11.618	42
2018	11.588	11.014	5	11.581	11.095	32	11.618	11.143	45
2019	11.014	13.049	5	11.095	13.171	48	11.143	13.245	48
American Funds Growth Fund - Class 2
2010	1.316	1.548	9,638	1.365	1.608	135,618	1.382	1.630	61,993
2011	1.548	1.468	8,609	1.608	1.528	120,165	1.630	1.551	53,139
2012	1.468	1.715	7,470	1.528	1.789	103,861	1.551	1.817	45,687
2013	1.715	2.211	6,741	1.789	2.310	92,341	1.817	2.350	38,725
2014	2.211	2.377	6166	2.310	2.489	82426	2.350	2.535	31566
2015	2.377	2.516	5649	2.489	2.641	73949	2.535	2.693	26572
2016	2.516	2.730	5255	2.641	2.870	67604	2.693	2.930	23157
2017	2.730	3.470	4904	2.870	3.656	61082	2.930	3.737	19925
2018	3.470	3.430	4742	3.656	3.621	56019	3.737	3.705	17098
2019	3.430	4.444	4366	3.621	4.701	50130	3.705	4.817	15045
American Funds Growth-Income Fund - Class 2
2010	1.223	1.350	16,144	1.403	1.552	210,503	1.420	1.573	88,563
2011	1.350	1.313	14,324	1.552	1.513	185,976	1.573	1.535	73,961
2012	1.313	1.529	12,752	1.513	1.765	163,105	1.535	1.793	62,012
2013	1.529	2.022	11,588	1.765	2.339	145,429	1.793	2.379	53,457
2014	2.022	2.217	10765	2.339	2.569	127981	2.379	2.616	44987
2015	2.217	2.228	9873	2.569	2.588	114957	2.616	2.639	37884
2016	2.228	2.462	8951	2.588	2.865	104375	2.639	2.925	32459
2017	2.462	2.986	8722	2.865	3.481	94774	2.925	3.558	27405
2018	2.986	2.906	8211	3.481	3.395	85964	3.558	3.474	24115
2019	2.906	3.632	7696	3.395	4.251	76214	3.474	4.355	21023
American Funds High-Income Bond Fund - Class 2
2010	1.600	1.825	1,841	1.713	1.957	23,698	1.734	1.984	11,517
2011	1.825	1.843	1,561	1.957	1.981	20,896	1.984	2.010	10,105
2012	1.843	2.076	1,345	1.981	2.236	18,559	2.010	2.272	9,842
2013	2.076	2.193	1,225	2.236	2.366	16,095	2.272	2.407	8,264
2014	2.193	2.186	1046	2.366	2.364	14216	2.407	2.408	7077
2015	2.186	2.008	1018	2.364	2.176	12540	2.408	2.219	6031
2016	2.008	2.342	886	2.176	2.543	11222	2.219	2.596	5202
2017	2.342	2.480	850	2.543	2.698	10435	2.596	2.758	4720
2018	2.480	2.400	824	2.698	2.616	9368	2.758	2.677	4248
2019	2.400	2.677	791	2.616	2.924	8547	2.677	2.995	3996
American Funds International Fund - Class 2
2010	1.874	1.991	2,553	1.610	1.714	38,115	1.630	1.737	20,910
2011	1.991	1.697	2,382	1.714	1.464	34,578	1.737	1.486	17,851
2012	1.697	1.983	1,799	1.464	1.714	31,035	1.486	1.741	15,565
2013	1.983	2.390	1,743	1.714	2.070	28,180	1.741	2.105	13,081
2014	2.390	2.305	1574	2.070	2.000	25538	2.105	2.037	10266
2015	2.305	2.181	1517	2.000	1.896	23270	2.037	1.933	9078
2016	2.181	2.237	1296	1.896	1.949	21435	1.933	1.990	7712
2017	2.237	2.929	1239	1.949	2.557	19425	1.990	2.613	7220
2018	2.929	2.521	1229	2.557	2.205	17601	2.613	2.257	6391
2019	2.521	3.069	1152	2.205	2.690	15557	2.257	2.756	5554
American Funds International Growth and Income Fund - Class 2
2010	15.146	16.046	19	15.180	16.114	348	15.200	16.155	120
2011	16.046	14.514	19	16.114	14.605	389	16.155	14.660	137
2012	14.514	16.755	16	14.605	16.894	332	14.660	16.977	118
2013	16.755	19.771	16	16.894	19.974	328	16.977	20.097	127
2014	19.771	18.972	18	19.974	19.206	324	20.097	19.347	144
2015	18.972	17.745	18	19.206	17.999	317	19.347	18.154	134
2016	17.745	17.835	18	17.999	18.127	274	18.154	18.304	111
2017	17.835	22.095	17	18.127	22.501	277	18.304	22.749	116
2018	22.095	19.434	19	22.501	19.831	250	22.749	20.074	98
2019	19.434	23.640	17	19.831	24.171	217	20.074	24.496	84
A-3

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	10.127	10.223	17	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.223	12.239	72	11.300	12.256	4
2014	N/A	N/A	N/A	12.239	12.505	109	12.256	12.537	12
2015	N/A	N/A	N/A	12.505	12.282	120	12.537	12.328	11
2016	N/A	N/A	N/A	12.282	13.081	182	12.328	13.146	10
2017	14.157	14.757	2	13.081	14.909	245	13.146	15.002	12
2018	14.757	13.906	2	14.909	14.078	209	15.002	14.182	26
2019	13.906	16.257	2	14.078	16.491	189	14.182	16.632	25
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	N/A	N/A	N/A	9.994	10.935	10	9.816	10.943	6
2014	N/A	N/A	N/A	10.935	11.737	490	10.943	11.760	20
2015	11.440	10.730	4	11.737	10.786	44	11.760	10.820	21
2016	10.730	12.055	4	10.786	12.143	43	10.820	12.196	27
2017	12.055	13.740	4	12.143	13.868	49	12.196	13.945	28
2018	13.740	12.610	4	13.868	12.753	36	13.945	12.840	28
2019	12.610	14.230	5	12.753	14.420	44	12.840	14.535	20
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.995	9.305	25	9.889	9.312	4
2016	N/A	N/A	N/A	9.305	9.338	58	9.312	9.356	2
2017	N/A	N/A	N/A	9.338	11.035	144	9.356	11.070	45
2018	11.117	10.126	2	11.035	10.200	161	11.070	10.245	48
2019	10.126	12.084	3	10.200	12.197	166	10.245	12.265	60
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	9.846	9.394	1*	9.873	9.406	200	9.942	9.414	38
2016	9.394	9.652	3	9.406	9.684	279	9.414	9.703	69
2017	9.652	11.147	6	9.684	11.206	353	9.703	11.242	67
2018	11.147	10.523	12	11.206	10.600	418	11.242	10.647	68
2019	10.523	12.438	29	10.600	12.554	534	10.647	12.624	63
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	9.882	11.098	22	9.703	11.106	11
2014	N/A	N/A	N/A	11.098	11.213	60	11.106	11.235	3
2015	N/A	N/A	N/A	11.213	11.211	41	11.235	11.247	13
2016	N/A	N/A	N/A	11.211	11.411	45	11.247	11.461	12
2017	N/A	N/A	N/A	11.411	14.274	68	11.461	14.354	27
2018	N/A	N/A	N/A	14.274	14.119	67	14.354	14.215	28
2019	N/A	N/A	N/A	14.119	17.065	60	14.215	17.201	39
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	10.065	9.418	319	9.955	9.425	17
2016	N/A	N/A	N/A	9.418	9.721	449	9.425	9.741	33
2017	10.141	11.329	3	9.721	11.389	527	9.741	11.425	47
2018	11.329	10.778	4	11.389	10.857	630	11.425	10.904	84
2019	10.778	12.737	15	10.857	12.856	714	10.904	12.927	86
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	9.863	11.226	15	9.984	11.234	2
2014	11.062	11.599	9	11.226	11.637	92	11.234	11.660	2
2015	11.599	11.075	9	11.637	11.133	54	11.660	11.168	2
2016	11.075	11.640	9	11.133	11.725	28	11.168	11.776	5
2017	11.640	13.886	9	11.725	14.016	38	11.776	14.094	7
2018	13.886	13.488	9	14.016	13.641	33	14.094	13.733	3
2019	13.488	15.883	1*	13.641	16.095	42	13.733	16.224	3
American Funds Managed Risk International Fund - Class P2
2013	N/A	N/A	N/A	9.577	10.647	8	9.621	10.656	5
2014	N/A	N/A	N/A	10.647	9.970	45	10.656	9.990	15
2015	N/A	N/A	N/A	9.970	9.253	24	9.990	9.283	15
2016	N/A	N/A	N/A	9.253	8.906	40	9.283	8.946	13
2017	N/A	N/A	N/A	8.906	11.380	26	8.946	11.444	19
2018	N/A	N/A	N/A	11.380	10.112	21	11.444	10.181	17
2019	N/A	N/A	N/A	10.112	11.810	20	10.181	11.905	14
A-4

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	10.043	10.341	19	10.057	10.348	11
2012	N/A	N/A	N/A	10.341	10.511	45	10.348	10.531	21
2013	N/A	N/A	N/A	10.511	10.260	50	10.531	10.293	23
2014	10.245	10.634	1*	10.260	10.720	32	10.293	10.767	16
2015	10.634	10.730	8	10.720	10.841	34	10.767	10.901	20
2016	10.730	10.870	8	10.841	11.005	61	10.901	11.079	21
2017	10.870	10.902	8	11.005	11.059	77	11.079	11.147	25
2018	10.902	10.837	9	11.059	11.015	69	11.147	11.116	24
2019	10.837	11.279	8	11.015	11.487	73	11.116	11.606	26
American Funds New World Fund® - Class 2
2010	2.970	3.468	770	2.743	3.210	12,308	2.777	3.254	7,764
2011	3.468	2.957	648	3.210	2.743	10,921	3.254	2.783	7,181
2012	2.957	3.452	504	2.743	3.208	9,892	2.783	3.260	6,185
2013	3.452	3.810	441	3.208	3.548	8,880	3.260	3.609	5,357
2014	3.810	3.478	410	3.548	3.245	7802	3.609	3.305	4253
2015	3.478	3.338	286	3.245	3.120	7074	3.305	3.182	3891
2016	3.338	3.481	230	3.120	3.261	6348	3.182	3.329	3561
2017	3.481	4.465	216	3.261	4.191	5723	3.329	4.283	3398
2018	4.465	3.803	216	4.191	3.577	5315	4.283	3.660	2971
2019	3.803	4.866	193	3.577	4.586	4724	3.660	4.698	2860
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2010	1.340	1.404	1,703	1.603	1.683	20,385	1.622	1.705	10,724
2011	1.404	1.496	1,742	1.683	1.797	19,211	1.705	1.823	8,763
2012	1.496	1.511	1,698	1.797	1.818	18,133	1.823	1.847	8,698
2013	1.511	1.451	1,598	1.818	1.750	14,628	1.847	1.779	7,437
2014	1.451	1.509	1523	1.750	1.824	13058	1.779	1.857	6691
2015	1.509	1.519	1359	1.824	1.840	11102	1.857	1.875	5764
2016	1.519	1.523	1348	1.840	1.848	11095	1.875	1.886	5455
2017	1.523	1.533	1303	1.848	1.864	10530	1.886	1.905	5681
2018	1.533	1.531	1277	1.864	1.864	9719	1.905	1.907	4807
2019	1.531	1.597	1322	1.864	1.949	10178	1.907	1.997	5036
American Funds Ultra-Short Bond Fund - Class 2
2010	1.087	1.074	1,095	1.199	1.186	21,063	1.214	1.202	7,223
2011	1.074	1.058	1,655	1.186	1.171	19,614	1.202	1.189	7,474
2012	1.058	1.044	1,532	1.171	1.158	20,434	1.189	1.176	6,841
2013	1.044	1.030	1,313	1.158	1.144	16,859	1.176	1.164	6,996
2014	1.030	1.015	1302	1.144	1.130	15293	1.164	1.151	5582
2015	1.015	1.001	702	1.130	1.117	16063	1.151	1.139	6111
2016	1.001	0.990	995	1.117	1.107	17443	1.139	1.130	5879
2017	0.990	0.985	593	1.107	1.104	15318	1.130	1.128	5175
2018	0.985	0.990	623	1.104	1.111	13604	1.128	1.137	7304
2019	0.990	0.996	648	1.111	1.121	13491	1.137	1.148	7150
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.281	10.612	35	10.540	10.617	1*
2011	10.603	10.437	19	10.612	10.469	328	10.617	10.486	102
2012	10.437	11.497	33	10.469	11.555	455	10.486	11.589	145
2013	11.497	13.053	47	11.555	13.146	468	11.589	13.200	135
2014	13.053	13.629	45	13.146	13.753	557	13.200	13.826	132
2015	13.629	13.365	44	13.753	13.514	522	13.826	13.602	190
2016	13.365	14.015	44	13.514	14.199	516	13.602	14.308	194
2017	14.015	15.887	49	14.199	16.128	513	14.308	16.272	227
2018	15.887	15.050	47	16.128	15.309	521	16.272	15.464	170
2019	15.050	17.427	49	15.309	17.762	514	15.464	17.964	155
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	9.661	10.197	52	9.842	10.213	518	9.812	10.223	179
2013	10.197	11.408	83	10.213	11.449	866	10.223	11.473	264
2014	11.408	11.883	88	11.449	11.949	1030	11.473	11.989	316
2015	11.883	11.485	82	11.949	11.573	997	11.989	11.626	243
2016	11.485	11.866	68	11.573	11.980	922	11.626	12.050	222
2017	11.866	13.132	85	11.980	13.285	962	12.050	13.378	218
2018	13.132	12.570	71	13.285	12.742	885	13.378	12.847	171
2019	12.570	14.431	67	12.742	14.658	734	12.847	14.795	155
A-5

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	9.688	10.260	72	9.881	10.276	537	9.651	10.286	129
2013	10.260	11.904	180	10.276	11.947	1,402	10.286	11.973	466
2014	11.904	12.055	173	11.947	12.122	1457	11.973	12.163	461
2015	12.055	11.527	119	12.122	11.615	1397	12.163	11.668	468
2016	11.527	11.757	117	11.615	11.871	1299	11.668	11.939	388
2017	11.757	13.556	118	11.871	13.714	1231	11.939	13.809	367
2018	13.556	12.854	121	13.714	13.030	1178	13.809	13.136	351
2019	12.854	14.862	120	13.030	15.096	1051	13.136	15.238	304
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.559	10.717	28	10.572	10.722	1*
2011	10.708	10.370	1*	10.717	10.405	250	10.722	10.423	84
2012	10.370	11.582	27	10.405	11.647	204	10.423	11.681	50
2013	11.582	13.488	26	11.647	13.591	218	11.681	13.647	74
2014	13.488	14.067	26	13.591	14.203	194	13.647	14.279	55
2015	14.067	13.766	26	14.203	13.927	205	14.279	14.018	51
2016	13.766	14.470	26	13.927	14.668	217	14.018	14.782	54
2017	14.470	16.796	35	14.668	17.060	194	14.782	17.213	51
2018	16.796	15.754	34	17.060	16.034	179	17.213	16.197	55
2019	15.754	18.555	34	16.034	18.923	148	16.197	19.138	52
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.229	10.394	36	N/A	N/A	N/A
2011	10.386	10.548	3	10.394	10.578	274	10.400	10.596	53
2012	10.548	11.316	13	10.578	11.371	351	10.596	11.404	102
2013	11.316	12.174	13	11.371	12.257	362	11.404	12.307	83
2014	12.174	12.766	16	12.257	12.879	352	12.307	12.948	95
2015	12.766	12.518	17	12.879	12.654	214	12.948	12.737	82
2016	12.518	13.054	17	12.654	13.223	228	12.737	13.325	156
2017	13.054	14.213	18	13.223	14.426	366	13.325	14.554	118
2018	14.213	13.673	28	14.426	13.905	384	14.554	14.046	113
2019	13.673	15.411	33	13.905	15.703	407	14.046	15.882	115
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	10.029	10.014	70	10.019	10.018	40
2013	9.976	9.773	9	10.014	9.800	178	10.018	9.815	66
2014	9.773	9.857	9	9.800	9.903	248	9.815	9.931	96
2015	9.857	9.763	9	9.903	9.828	325	9.931	9.868	152
2016	9.763	9.825	10	9.828	9.911	441	9.868	9.962	135
2017	9.825	9.864	14	9.911	9.970	485	9.962	10.034	231
2018	9.864	9.823	11	9.970	9.949	428	10.034	10.025	170
2019	9.823	10.104	13	9.949	10.254	554	10.025	10.344	221
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.
A-6

Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) and before November 15, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2010	10.961	12.197	535	11.062	12.334	13,954	11.138	12.437	24,835	11.189	12.507	2,345
2011	12.197	12.220	494	12.334	12.381	12,719	12.437	12.504	21,715	12.507	12.587	1,957
2012	12.220	14.043	435	12.381	14.257	10,896	12.504	14.420	18,927	12.587	14.530	1,702
2013	14.043	17.180	359	14.257	17.477	9,757	14.420	17.703	16,438	14.530	17.855	1,557
2014	17.180	17.909	319	17.477	18.255	8904	17.703	18.519	13941	17.855	18.697	1390
2015	17.909	17.961	307	18.255	18.344	7995	18.519	18.638	11835	18.697	18.836	1287
2016	17.961	19.436	287	18.344	19.891	7356	18.638	20.239	10591	18.836	20.475	1163
2017	19.436	22.343	252	19.891	22.912	6826	20.239	23.348	9519	20.475	23.643	1102
2018	22.343	21.081	239	22.912	21.661	6213	23.348	22.107	8270	23.643	22.409	1039
2019	21.081	25.278	203	21.661	26.025	5581	22.107	26.600	7385	22.409	26.990	964
American Funds Blue Chip Income and Growth Fund - Class 2
2010	9.985	11.093	554	10.077	11.218	12,256	10.146	11.312	23,771	10.193	11.375	2,373
2011	11.093	10.873	473	11.218	11.017	11,494	11.312	11.126	22,192	11.375	11.199	2,198
2012	10.873	12.247	399	11.017	12.434	10,146	11.126	12.576	19,556	11.199	12.671	1,902
2013	12.247	16.110	361	12.434	16.389	8,765	12.576	16.601	16,462	12.671	16.744	1,622
2014	16.110	18.382	312	16.389	18.737	7619	16.601	19.008	13508	16.744	19.191	1493
2015	18.382	17.648	289	18.737	18.025	7027	19.008	18.313	11807	19.191	18.508	1412
2016	17.648	20.719	270	18.025	21.204	6317	18.313	21.575	10042	18.508	21.826	1248
2017	20.719	23.984	249	21.204	24.595	5720	21.575	25.063	8750	21.826	25.380	1177
2018	23.984	21.668	236	24.595	22.264	5170	25.063	22.722	7653	25.380	23.033	1075
2019	21.668	26.013	227	22.264	26.782	4715	22.722	27.374	6865	23.033	27.776	973
American Funds Bond Fund - Class 2
2010	10.826	11.398	437	10.926	11.526	12,068	11.001	11.622	26,431	11.051	11.687	2,430
2011	11.398	11.961	426	11.526	12.119	11,563	11.622	12.239	24,753	11.687	12.320	2,231
2012	11.961	12.466	383	12.119	12.656	11,152	12.239	12.801	23,939	12.320	12.898	2,152
2013	12.466	12.064	367	12.656	12.272	10,697	12.801	12.431	23,151	12.898	12.538	2,001
2014	12.064	12.561	345	12.272	12.804	9972	12.431	12.989	20649	12.538	13.114	1792
2015	12.561	12.458	321	12.804	12.724	9143	12.989	12.927	18517	13.114	13.065	1634
2016	12.458	12.685	311	12.724	12.981	8825	12.927	13.209	17011	13.065	13.362	1519
2017	12.685	13.006	313	12.981	13.337	8860	13.209	13.590	16926	13.362	13.762	1605
2018	13.006	12.772	308	13.337	13.123	8273	13.590	13.393	15325	13.762	13.576	1570
2019	12.772	13.814	303	13.123	14.222	7839	13.393	14.537	13997	13.576	14.750	1567
American Funds Capital Income Builder® - Class 4
2014	10.045	9.869	3	10.092	9.882	17	9.968	9.891	34	N/A	N/A	N/A
2015	9.869	9.586	3	9.882	9.618	55	9.891	9.641	210	10.309	9.657	5
2016	9.586	9.840	2	9.618	9.892	89	9.641	9.932	256	9.657	9.958	12
2017	9.840	10.964	3	9.892	11.044	116	9.932	11.104	319	9.958	11.145	18
2018	10.964	10.058	3	11.044	10.152	138	11.104	10.222	306	11.145	10.270	8
2019	10.058	11.700	3	10.152	11.833	132	10.222	11.934	283	10.270	12.001	31
American Funds Global Balanced Fund - Class 2
2011	9.598	9.607	3	9.977	9.619	86	9.885	9.629	211	10.111	9.635	15
2012	9.607	10.665	3	9.619	10.700	112	9.629	10.726	295	9.635	10.744	23
2013	10.665	11.839	3	10.700	11.901	193	10.726	11.948	366	10.744	11.980	31
2014	11.839	11.900	3	11.901	11.987	204	11.948	12.052	344	11.980	12.096	34
2015	11.900	11.658	3	11.987	11.766	187	12.052	11.848	334	12.096	11.903	35
2016	11.658	12.047	3	11.766	12.183	192	11.848	12.286	370	11.903	12.356	27
2017	N/A	N/A	N/A	12.183	14.437	212	12.286	14.581	424	12.356	14.678	26
2018	14.178	13.245	1*	14.437	13.449	226	14.581	13.603	373	14.678	13.707	25
2019	13.245	15.778	3	13.449	16.052	218	13.603	16.262	262	13.707	16.402	23
B-1

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2010	12.124	12.618	132	12.199	12.722	3,589	12.256	12.801	7,349	12.294	12.854	612
2011	12.618	13.047	123	12.722	13.181	3,625	12.801	13.282	7,380	12.854	13.350	601
2012	13.047	13.703	112	13.181	13.871	3,517	13.282	13.999	6,954	13.350	14.085	578
2013	13.703	13.204	116	13.871	13.393	3,428	13.999	13.536	6,958	14.085	13.633	624
2014	13.204	13.241	110	13.393	13.457	3225	13.536	13.622	6432	13.633	13.733	562
2015	13.241	12.563	98	13.457	12.794	3082	13.622	12.970	5953	13.733	13.089	526
2016	12.563	12.763	92	12.794	13.024	2759	12.970	13.223	5337	13.089	13.357	420
2017	12.763	13.489	91	13.024	13.792	2734	13.223	14.024	5234	13.357	14.180	406
2018	13.489	13.164	83	13.792	13.486	2569	14.024	13.734	4579	14.180	13.901	352
2019	13.164	14.031	74	13.486	14.404	2406	13.734	14.690	4178	13.901	14.884	313
American Funds Global Discovery(1)
2008	15.120	8.212	47	15.197	8.270	537	15.256	8.315	834	15.295	8.345	208
2009	8.212	12.256	47	8.270	12.369	580	8.315	12.454	853	8.345	12.511	100
2010	12.256	13.352	58	12.369	13.502	640	12.454	13.615	1,115	12.511	13.691	153
2011	13.352	12.265	55	13.502	12.427	647	13.615	12.550	1,131	13.691	12.633	107
2012	12.265	14.620	46	12.427	14.843	658	12.550	15.013	1,065	12.633	15.127	105
2013	14.620	17.046	46	14.843	17.319	639	15.013	17.527	1,037	15.127	17.666	100
American Funds Global Growth and Income Fund - Class 2
2010	10.238	11.319	388	10.312	11.424	8,003	10.368	11.503	14,127	10.406	11.556	1,511
2011	11.319	10.652	317	11.424	10.772	7,459	11.503	10.863	12,807	11.556	10.924	1,246
2012	10.652	12.385	252	10.772	12.550	6,381	10.863	12.675	10,901	10.924	12.759	1,245
2013	12.385	15.010	244	12.550	15.240	5,725	12.675	15.415	9,506	12.759	15.533	1,004
2014	15.010	15.683	231	15.240	15.955	5062	15.415	16.163	8089	15.533	16.303	933
2015	15.683	15.303	217	15.955	15.600	4639	16.163	15.827	6866	16.303	15.980	876
2016	15.303	16.248	204	15.600	16.596	4252	15.827	16.863	5924	15.980	17.042	824
2017	16.248	20.259	182	16.596	20.735	3769	16.863	21.099	5090	17.042	21.345	797
2018	20.259	18.108	159	20.735	18.570	3481	21.099	18.925	4427	21.345	19.165	687
2019	18.108	23.487	143	18.570	24.135	3016	18.925	24.633	3801	19.165	24.971	583
American Funds Global Growth Fund - Class 2
2010	13.278	14.675	162	13.400	14.840	3,648	13.492	14.964	5,990	13.554	15.048	843
2011	14.675	13.225	141	14.840	13.400	3,357	14.964	13.533	5,437	15.048	13.622	714
2012	13.225	16.032	120	13.400	16.276	2,870	13.533	16.462	4,617	13.622	16.587	651
2013	16.032	20.483	145	16.276	20.837	3,091	16.462	21.106	4,782	16.587	21.288	654
2014	20.483	20.727	132	20.837	21.128	2809	21.106	21.433	4076	21.288	21.639	581
2015	20.727	21.923	114	21.128	22.391	2515	21.433	22.749	3454	21.639	22.991	556
2016	21.923	21.818	112	22.391	22.328	2329	22.749	22.719	3109	22.991	22.983	517
2017	21.818	28.370	97	22.328	29.092	2071	22.719	29.646	2660	22.983	30.021	493
2018	28.370	25.522	100	29.092	26.224	1891	29.646	26.763	2333	30.021	27.129	428
2019	25.522	34.148	92	26.224	35.157	1644	26.763	35.934	1988	27.129	36.461	395
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	9.580	9.340	2	9.975	9.349	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.340	9.665	4	9.349	9.689	9	8.830	9.705	1*
2017	N/A	N/A	N/A	9.665	12.271	3	9.689	12.320	58	9.705	12.353	1*
2018	N/A	N/A	N/A	12.271	10.974	2	12.320	11.034	60	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.974	14.319	2	11.034	14.419	61	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 2
2010	13.018	15.762	105	13.138	15.938	2,288	13.228	16.072	4,724	13.289	16.162	615
2011	15.762	12.605	85	15.938	12.771	2,230	16.072	12.898	4,672	16.162	12.983	522
2012	12.605	14.733	73	12.771	14.958	1,989	12.898	15.129	4,116	12.983	15.244	457
2013	14.733	18.693	63	14.958	19.016	1,732	15.129	19.262	3,564	15.244	19.428	419
2014	18.693	18.881	69	19.016	19.246	1618	19.262	19.524	3209	19.428	19.712	417
2015	18.881	18.724	62	19.246	19.124	1488	19.524	19.430	2828	19.712	19.636	378
2016	18.724	18.908	61	19.124	19.350	1434	19.430	19.689	2542	19.636	19.918	347
2017	18.908	23.543	63	19.350	24.143	1279	19.689	24.602	2064	19.918	24.913	325
2018	23.543	20.830	64	24.143	21.403	1179	24.602	21.843	1914	24.913	22.141	239
2019	20.830	27.095	63	21.403	27.896	1050	21.843	28.513	1630	22.141	28.931	217
B-2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	10.057	9.560	4	9.964	9.569	46	9.759	9.575	5
2016	N/A	N/A	N/A	9.560	10.081	25	9.569	10.106	26	9.575	10.122	6
2017	10.219	11.471	1*	10.081	11.533	26	10.106	11.578	58	10.122	11.609	13
2018	11.471	10.948	1*	11.533	11.028	41	11.578	11.088	58	11.609	11.129	22
2019	10.948	12.947	2	11.028	13.068	82	11.088	13.160	120	11.129	13.221	28
American Funds Growth Fund - Class 2
2010	10.420	12.232	666	10.516	12.369	15,199	10.588	12.472	29,268	10.637	12.542	3,137
2011	12.232	11.580	537	12.369	11.733	13,962	12.472	11.850	26,597	12.542	11.928	2,780
2012	11.580	13.503	429	11.733	13.709	12,135	11.850	13.865	23,066	11.928	13.971	2,439
2013	13.503	17.375	381	13.709	17.676	10,520	13.865	17.904	19,631	13.971	18.058	2,154
2014	17.375	18.647	352	17.676	19.008	9400	17.904	19.283	16543	18.058	19.468	1891
2015	18.647	19.708	316	19.008	20.129	8437	19.283	20.451	13901	19.468	20.668	1699
2016	19.708	21.342	298	20.129	21.842	7679	20.451	22.224	12242	20.668	22.483	1527
2017	21.342	27.081	280	21.842	27.770	6805	22.224	28.299	10231	22.483	28.657	1362
2018	27.081	26.718	278	27.770	27.453	6034	28.299	28.018	8837	28.657	28.401	1200
2019	26.718	34.558	259	27.453	35.580	5392	28.018	36.366	7608	28.401	36.900	1022
American Funds Growth-Income Fund - Class 2
2010	10.008	11.030	856	10.100	11.153	21,636	10.169	11.247	40,139	10.216	11.310	3,925
2011	11.030	10.709	763	11.153	10.851	19,971	11.247	10.958	36,841	11.310	11.031	3,399
2012	10.709	12.444	631	10.851	12.634	17,421	10.958	12.778	31,805	11.031	12.875	2,934
2013	12.444	16.431	555	12.634	16.715	15,074	12.778	16.931	26,836	12.875	17.077	2,653
2014	16.431	17.979	489	16.715	18.327	13284	16.931	18.592	22133	17.077	18.771	2269
2015	17.979	18.041	451	18.327	18.427	12055	18.592	18.721	18871	18.771	18.920	1954
2016	18.041	19.900	435	18.427	20.366	11026	18.721	20.722	16422	18.920	20.963	1759
2017	19.900	24.087	400	20.366	24.701	9859	20.722	25.171	14001	20.963	25.489	1682
2018	24.087	23.398	367	24.701	24.042	8798	25.171	24.536	11913	25.489	24.872	1632
2019	23.398	29.191	332	24.042	30.054	7854	24.536	30.718	10339	24.872	31.169	1502
American Funds High-Income Bond Fund - Class 2
2010	11.590	13.191	118	11.696	13.338	3,189	11.777	13.450	6,786	11.831	13.525	759
2011	13.191	13.297	110	13.338	13.473	2,962	13.450	13.606	6,116	13.525	13.696	695
2012	13.297	14.954	115	13.473	15.182	2,755	13.606	15.355	5,762	13.696	15.472	650
2013	14.954	15.767	101	15.182	16.039	2,417	15.355	16.246	5,046	15.472	16.386	612
2014	15.767	15.693	97	16.039	15.996	2259	16.246	16.227	4435	16.386	16.383	551
2015	15.693	14.389	98	15.996	14.696	2111	16.227	14.931	4008	16.383	15.089	513
2016	14.389	16.749	94	14.696	17.141	1885	14.931	17.441	3434	15.089	17.644	499
2017	16.749	17.707	91	17.141	18.158	1734	17.441	18.503	3112	17.644	18.737	452
2018	17.707	17.104	86	18.158	17.574	1579	18.503	17.935	2754	18.737	18.180	402
2019	17.104	19.040	84	17.574	19.603	1458	17.935	20.036	2502	18.180	20.330	294
American Funds International Fund - Class 2
2010	13.646	14.473	207	13.771	14.635	4,725	13.866	14.757	9,467	13.929	14.840	993
2011	14.473	12.315	176	14.635	12.478	4,559	14.757	12.602	9,132	14.840	12.685	883
2012	12.315	14.362	153	12.478	14.581	4,000	12.602	14.747	7,971	12.685	14.859	780
2013	14.362	17.278	139	14.581	17.576	3,575	14.747	17.804	7,011	14.859	17.957	710
2014	17.278	16.635	125	17.576	16.957	3337	17.804	17.202	6279	17.957	17.368	640
2015	16.635	15.709	114	16.957	16.044	3161	17.202	16.301	5758	17.368	16.474	596
2016	15.709	16.086	112	16.044	16.462	2938	16.301	16.750	5229	16.474	16.945	555
2017	16.086	21.024	108	16.462	21.559	2610	16.750	21.969	4255	16.945	22.247	471
2018	21.024	18.063	100	21.559	18.560	2456	21.969	18.942	3919	22.247	19.201	428
2019	18.063	21.953	95	18.560	22.603	2176	18.942	23.102	3438	19.201	23.441	384
American Funds International Growth and Income Fund - Class 2
2010	15.115	15.985	29	15.149	16.053	588	15.175	16.104	1,162	15.192	16.139	91
2011	15.985	14.433	27	16.053	14.523	657	16.104	14.592	1,229	16.139	14.638	64
2012	14.433	16.631	17	14.523	16.769	621	14.592	16.873	1,093	14.638	16.943	170
2013	16.631	19.590	18	16.769	19.791	577	16.873	19.944	982	16.943	20.047	69
2014	19.590	18.764	18	19.791	18.995	563	19.944	19.170	930	20.047	19.289	91
2015	18.764	17.519	19	18.995	17.770	511	19.170	17.961	897	19.289	18.090	82
2016	17.519	17.576	19	17.770	17.864	481	17.961	18.083	847	18.090	18.231	86
2017	17.576	21.735	20	17.864	22.135	437	18.083	22.440	743	18.231	22.646	83
2018	21.735	19.083	17	22.135	19.473	413	22.440	19.771	672	22.646	19.973	84
2019	19.083	23.171	15	19.473	23.692	365	19.771	24.091	603	19.973	24.361	75
B-3

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	10.807	12.187	8	10.382	12.214	34	10.559	12.235	188	N/A	N/A	N/A
2014	12.187	12.404	7	12.214	12.457	46	12.235	12.497	237	N/A	N/A	N/A
2015	12.404	12.137	8	12.457	12.213	75	12.497	12.270	218	N/A	N/A	N/A
2016	12.137	12.877	7	12.213	12.984	113	12.270	13.065	248	11.907	13.119	5
2017	12.877	14.622	6	12.984	14.772	158	13.065	14.887	245	13.119	14.963	5
2018	14.622	13.754	9	14.772	13.923	190	14.887	14.052	308	14.963	14.138	13
2019	13.754	16.050	9	13.923	16.280	214	14.052	16.455	151	14.138	16.573	13
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	9.853	10.909	2	10.065	10.923	2	10.101	10.933	18	9.873	10.940	1*
2014	10.909	11.664	2	10.923	11.702	15	10.933	11.731	58	10.940	11.750	8
2015	11.664	10.679	1*	11.702	10.735	19	11.731	10.778	102	11.750	10.806	6
2016	10.679	11.976	1*	10.735	12.064	44	10.778	12.130	106	10.806	12.174	26
2017	11.976	13.626	3	12.064	13.753	46	12.130	13.849	69	12.174	13.913	27
2018	13.626	12.483	9	13.753	12.624	45	13.849	12.732	58	13.913	12.804	21
2019	12.483	14.061	6	12.624	14.248	51	12.732	14.391	50	12.804	14.487	24
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.965	9.294	12	9.844	9.303	18	N/A	N/A	N/A
2016	9.503	9.280	2	9.294	9.310	41	9.303	9.333	18	9.035	9.349	6
2017	9.280	10.925	4	9.310	10.983	68	9.333	11.026	75	9.349	11.055	3
2018	10.925	10.060	4	10.983	10.133	112	11.026	10.189	130	11.055	10.226	42
2019	10.060	11.984	4	10.133	12.095	149	10.189	12.180	168	10.226	12.237	53
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	9.611	9.384	6	10.068	9.396	66	9.932	9.405	227	N/A	N/A	N/A
2016	9.384	9.624	8	9.396	9.656	241	9.405	9.679	401	9.168	9.695	20
2017	9.624	11.094	13	9.656	11.153	332	9.679	11.197	452	9.695	11.227	17
2018	11.094	10.454	12	11.153	10.531	388	11.197	10.589	431	11.227	10.627	65
2019	10.454	12.335	12	10.531	12.450	468	10.589	12.537	486	10.627	12.595	47
American Funds Managed Risk Growth Fund - Class P2
2013	9.883	11.071	6	N/A	N/A	N/A	10.044	11.096	10	N/A	N/A	N/A
2014	11.071	11.144	6	10.803	11.180	8	11.096	11.208	65	10.892	11.226	12
2015	11.144	11.100	3	11.180	11.158	9	11.208	11.203	32	11.226	11.232	9
2016	11.100	11.255	3	11.158	11.337	11	11.203	11.399	73	11.232	11.440	12
2017	11.255	14.025	3	11.337	14.155	14	11.399	14.254	81	11.440	14.320	11
2018	14.025	13.820	2	14.155	13.977	34	14.254	14.095	93	14.320	14.175	11
2019	13.820	16.640	1*	13.977	16.863	37	14.095	17.031	105	14.175	17.144	11
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	10.055	9.407	190	10.012	9.416	65	9.870	9.422	11
2016	9.683	9.661	4	9.407	9.693	325	9.416	9.717	170	9.422	9.733	20
2017	9.661	11.275	6	9.693	11.335	483	9.717	11.380	279	9.733	11.410	17
2018	11.275	10.708	5	11.335	10.786	508	11.380	10.845	319	11.410	10.885	46
2019	10.708	12.631	5	10.786	12.749	554	10.845	12.838	437	10.885	12.897	60
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	10.138	11.213	5	10.083	11.224	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.213	11.603	19	11.224	11.632	77	11.106	11.651	9
2015	N/A	N/A	N/A	11.603	11.081	25	11.632	11.125	133	11.651	11.154	13
2016	N/A	N/A	N/A	11.081	11.649	27	11.125	11.713	74	11.154	11.755	15
2017	N/A	N/A	N/A	11.649	13.899	33	11.713	13.996	84	11.755	14.061	12
2018	N/A	N/A	N/A	13.899	13.503	27	13.996	13.618	84	14.061	13.695	8
2019	N/A	N/A	N/A	13.503	15.904	32	13.618	16.063	68	13.695	16.170	23
American Funds Managed Risk International Fund - Class P2
2013	9.814	10.621	2	N/A	N/A	N/A	9.693	10.645	8	N/A	N/A	N/A
2014	10.621	9.908	2	10.644	9.941	2	10.645	9.965	16	10.350	9.982	2
2015	9.908	9.161	2	9.941	9.209	9	9.965	9.246	35	9.982	9.270	3
2016	9.161	8.784	2	9.209	8.849	4	9.246	8.897	49	9.270	8.929	4
2017	8.784	11.181	1*	8.849	11.286	7	8.897	11.364	57	8.929	11.417	4
2018	11.181	9.898	1*	11.286	10.010	5	11.364	10.095	42	11.417	10.152	4
2019	N/A	N/A	N/A	10.010	11.670	6	10.095	11.786	20	10.152	11.865	6
B-4

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	10.008	10.329	8	10.028	10.339	105	10.268	10.345	6
2012	10.400	10.446	5	10.329	10.480	23	10.339	10.506	151	10.345	10.523	6
2013	10.446	10.159	5	10.480	10.212	35	10.506	10.252	97	10.523	10.279	6
2014	N/A	N/A	N/A	10.212	10.650	37	10.252	10.708	85	10.279	10.747	6
2015	N/A	N/A	N/A	10.650	10.751	40	10.708	10.826	115	10.747	10.876	17
2016	N/A	N/A	N/A	10.751	10.894	53	10.826	10.986	104	10.876	11.048	13
2017	10.805	10.784	4	10.894	10.928	68	10.986	11.037	128	11.048	11.110	15
2018	10.784	10.700	5	10.928	10.865	66	11.037	10.990	129	11.110	11.074	10
2019	10.700	11.116	5	10.865	11.310	64	10.990	11.457	135	11.074	11.556	10
American Funds New World Fund® - Class 2
2010	16.908	19.712	115	17.063	19.932	1,984	17.180	20.099	3,237	17.259	20.212	405
2011	19.712	16.777	86	19.932	16.999	1,841	20.099	17.167	3,085	20.212	17.280	643
2012	16.777	19.551	71	16.999	19.849	1,623	17.167	20.075	2,622	17.280	20.228	457
2013	19.551	21.537	68	19.849	21.909	1,423	20.075	22.192	2,346	20.228	22.383	276
2014	21.537	19.625	60	21.909	20.004	1293	22.192	20.293	2058	22.383	20.488	217
2015	19.625	18.800	56	20.004	19.201	1185	20.293	19.508	1866	20.488	19.715	204
2016	18.800	19.571	55	19.201	20.029	1089	19.508	20.380	1614	19.715	20.617	193
2017	19.571	25.057	57	20.029	25.695	995	20.380	26.184	1373	20.617	26.515	187
2018	25.057	21.304	52	25.695	21.890	903	26.184	22.340	1246	26.515	22.645	175
2019	21.304	27.212	45	21.890	28.016	800	22.340	28.635	1050	22.645	29.056	169
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2010	11.609	12.142	102	11.716	12.278	3,938	11.796	12.381	10,487	11.850	12.450	674
2011	12.142	12.919	105	12.278	13.090	3,732	12.381	13.219	10,208	12.450	13.306	564
2012	12.919	13.021	111	13.090	13.220	3,795	13.219	13.370	9,697	13.306	13.472	530
2013	13.021	12.482	89	13.220	12.698	3,670	13.370	12.862	9,149	13.472	12.973	492
2014	12.482	12.965	81	12.698	13.215	3437	12.862	13.406	8358	12.973	13.535	414
2015	12.965	13.027	71	13.215	13.305	3258	13.406	13.518	7465	13.535	13.661	370
2016	13.027	13.037	66	13.305	13.342	3208	13.518	13.576	6898	13.661	13.734	343
2017	13.037	13.100	62	13.342	13.433	3222	13.576	13.689	6851	13.734	13.862	319
2018	13.100	13.051	56	13.433	13.411	3021	13.689	13.686	6216	13.862	13.873	278
2019	13.051	13.595	49	13.411	13.997	2911	13.686	14.306	5956	13.873	14.516	301
American Funds Ultra-Short Bond Fund - Class 2
2010	10.765	10.610	51	10.864	10.728	1,067	10.938	10.818	1,788	10.989	10.879	131
2011	10.610	10.438	92	10.728	10.576	1,104	10.818	10.680	2,145	10.879	10.751	171
2012	10.438	10.277	112	10.576	10.434	1,046	10.680	10.553	2,266	10.751	10.634	186
2013	10.277	10.119	51	10.434	10.294	1,029	10.553	10.428	1,667	10.634	10.517	408
2014	10.119	9.955	33	10.294	10.147	986	10.428	10.294	1430	10.517	10.393	292
2015	9.955	9.801	21	10.147	10.011	866	10.294	10.171	1269	10.393	10.279	91
2016	9.801	9.677	21	10.011	9.903	771	10.171	10.076	1283	10.279	10.194	262
2017	9.677	9.615	18	9.903	9.859	700	10.076	10.047	1368	10.194	10.174	200
2018	9.615	9.639	25	9.859	9.904	754	10.047	10.107	1378	10.174	10.245	170
2019	9.639	9.687	31	9.904	9.974	764	10.107	10.194	1070	10.245	10.344	118
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.393	10.611	47	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.604	10.442	159	10.611	10.464	472	10.615	10.479	64
2012	10.587	11.450	9	10.442	11.505	219	10.464	11.547	590	10.479	11.575	80
2013	11.450	12.976	9	11.505	13.065	311	11.547	13.132	740	11.575	13.177	51
2014	12.976	13.524	7	13.065	13.644	338	13.132	13.735	670	13.177	13.796	54
2015	13.524	13.238	16	13.644	13.382	397	13.735	13.492	567	13.796	13.565	58
2016	13.238	13.857	12	13.382	14.036	397	13.492	14.171	488	13.565	14.263	60
2017	13.857	15.680	12	14.036	15.914	421	14.171	16.092	541	14.263	16.212	56
2018	15.680	14.827	21	15.914	15.079	415	16.092	15.270	459	16.212	15.399	60
2019	14.827	17.138	21	15.079	17.464	412	15.270	17.712	440	15.399	17.880	59
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	9.610	10.182	16	9.864	10.199	605	9.805	10.211	1,455	9.653	10.219	180
2013	10.182	11.371	29	10.199	11.412	1,098	10.211	11.442	1,898	10.219	11.463	258
2014	11.371	11.823	25	11.412	11.889	1280	11.442	11.939	1860	11.463	11.973	189
2015	11.823	11.407	25	11.889	11.494	1385	11.939	11.560	1563	11.973	11.604	165
2016	11.407	11.764	34	11.494	11.878	1303	11.560	11.963	1339	11.604	12.021	137
2017	11.764	12.996	35	11.878	13.147	1175	11.963	13.262	1162	12.021	13.339	137
2018	12.996	12.418	36	13.147	12.587	1078	13.262	12.716	1090	13.339	12.803	119
2019	12.418	14.230	33	12.587	14.453	1007	12.716	14.623	1065	12.803	14.738	114
B-5

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	9.671	10.245	25	9.833	10.262	797	9.919	10.274	1,340	9.914	10.282	86
2013	10.245	11.866	42	10.262	11.908	1,640	10.274	11.940	2,531	10.282	11.962	313
2014	11.866	11.994	37	11.908	12.061	1853	11.940	12.112	2663	11.962	12.146	280
2015	11.994	11.449	36	12.061	11.536	1897	12.112	11.602	2378	12.146	11.646	324
2016	11.449	11.656	35	11.536	11.769	1677	11.602	11.854	2141	11.646	11.911	299
2017	11.656	13.415	35	11.769	13.571	1486	11.854	13.690	1804	11.911	13.769	287
2018	13.415	12.698	34	13.571	12.871	1392	13.690	13.003	1606	13.769	13.092	295
2019	12.698	14.655	32	12.871	14.886	1255	13.003	15.061	1439	13.092	15.178	279
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.663	10.709	34	10.429	10.715	21	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.709	10.379	268	10.715	10.401	273	10.720	10.416	7
2012	N/A	N/A	N/A	10.379	11.597	331	10.401	11.639	452	10.416	11.667	12
2013	N/A	N/A	N/A	11.597	13.508	390	11.639	13.577	558	11.667	13.624	32
2014	13.416	13.967	8	13.508	14.091	573	13.577	14.184	558	13.624	14.247	32
2015	13.967	13.644	8	14.091	13.792	474	14.184	13.905	494	14.247	13.980	17
2016	13.644	14.315	7	13.792	14.500	425	13.905	14.640	394	13.980	14.734	18
2017	14.315	16.586	7	14.500	16.834	281	14.640	17.023	356	14.734	17.149	20
2018	16.586	15.529	6	16.834	15.793	255	17.023	15.993	420	17.149	16.129	18
2019	15.529	18.258	6	15.793	18.605	245	15.993	18.870	354	16.129	19.048	18
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.268	10.393	5	10.325	10.398	1*
2011	10.378	10.521	1*	10.387	10.551	86	10.393	10.574	231	10.398	10.589	8
2012	10.521	11.268	8	10.551	11.322	112	10.574	11.363	262	10.589	11.391	17
2013	11.268	12.099	14	11.322	12.182	96	11.363	12.244	471	11.391	12.287	13
2014	12.099	12.665	7	12.182	12.777	138	12.244	12.862	452	12.287	12.920	11
2015	12.665	12.397	8	12.777	12.531	124	12.862	12.634	346	12.920	12.703	21
2016	12.397	12.905	4	12.531	13.071	135	12.634	13.197	337	12.703	13.283	10
2017	12.905	14.025	4	13.071	14.234	175	13.197	14.393	335	13.283	14.502	14
2018	14.025	13.468	22	14.234	13.696	196	14.393	13.870	329	14.502	13.988	38
2019	13.468	15.152	22	13.696	15.440	210	13.870	15.659	358	13.988	15.808	62
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	10.032	10.008	41	10.039	10.013	152	N/A	N/A	N/A
2013	10.001	9.750	18	10.008	9.776	202	10.013	9.796	304	9.974	9.809	1*
2014	9.750	9.815	22	9.776	9.861	202	9.796	9.896	430	9.809	9.920	18
2015	9.815	9.704	19	9.861	9.769	233	9.896	9.818	419	9.920	9.851	21
2016	9.704	9.748	22	9.769	9.834	267	9.818	9.898	513	9.851	9.941	31
2017	9.748	9.770	22	9.834	9.875	372	9.898	9.954	486	9.941	10.008	88
2018	9.770	9.712	41	9.875	9.836	360	9.954	9.930	490	10.008	9.994	182
2019	9.712	9.971	51	9.836	10.119	486	9.930	10.231	512	9.994	10.307	204
*	The numbers of accumulation units less than 1000 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy Shareholder's Advantage and American Legacy Shareholder's Advantage A Class.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.
B-6

Appendix C—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased on or after November 15, 2010 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI. **
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2011	N/A	N/A	N/A	12.231	12.260	212	11.096	11.150	609	12.437	12.504	1*
2012	13.357	13.885	2	12.260	14.096	260	11.150	12.852	939	12.504	14.420	3
2013	13.885	16.960	4	14.096	17.254	290	12.852	15.770	1,014	14.420	17.703	2
2014	16.960	17.654	7	17.254	17.995	351	15.770	16.489	1245	17.703	18.519	4
2015	17.654	17.678	8	17.995	18.056	390	16.489	16.586	1335	18.519	18.638	23
2016	17.678	19.101	7	18.056	19.549	377	16.586	18.003	1316	18.638	20.239	36
2017	19.101	21.926	8	19.549	22.484	370	18.003	20.758	1197	20.239	23.348	33
2018	21.926	20.657	7	22.484	21.225	350	20.758	19.644	1111	23.348	22.107	31
2019	20.657	24.731	7	21.225	25.462	331	19.644	23.625	1015	22.107	26.600	34
American Funds Asset Allocation Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.297	11.675	14	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.675	11.022	28	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.022	13.222	27	N/A	N/A	N/A
American Funds Blue Chip Income and Growth Fund - Class 2
2011	11.001	10.766	2	11.124	10.909	517	10.940	10.755	2,477	11.312	11.126	17
2012	10.766	12.109	3	10.909	12.293	664	10.755	12.150	3,203	11.126	12.576	60
2013	12.109	15.905	10	12.293	16.180	708	12.150	16.031	2,986	12.576	16.601	53
2014	15.905	18.120	23	16.180	18.470	749	16.031	18.346	2732	16.601	19.008	55
2015	18.120	17.370	29	18.470	17.741	791	18.346	17.666	2784	19.008	18.313	51
2016	17.370	20.362	31	17.741	20.839	777	17.666	20.803	2582	18.313	21.575	56
2017	20.362	23.536	27	20.839	24.135	739	20.803	24.154	2394	21.575	25.063	52
2018	23.536	21.232	25	24.135	21.816	666	24.154	21.887	2117	25.063	22.722	49
2019	21.232	25.451	27	21.816	26.203	611	21.887	26.355	1872	22.722	27.374	70
American Funds Blue Chip Income and Growth Fund - Class 4
2017	N/A	N/A	N/A	9.907	11.136	6	10.541	11.153	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.136	10.037	7	11.153	10.078	10	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.078	12.100	13	N/A	N/A	N/A
American Funds Bond Fund - Class 2
2011	11.303	11.844	2	11.430	12.001	674	10.270	10.810	3,839	11.622	12.239	52
2012	11.844	12.326	4	12.001	12.513	978	10.810	11.300	5,600	12.239	12.801	67
2013	12.326	11.910	25	12.513	12.115	1,216	11.300	10.968	6,095	12.801	12.431	66
2014	11.910	12.383	43	12.115	12.622	1326	10.968	11.455	6156	12.431	12.989	76
2015	12.383	12.262	51	12.622	12.524	1377	11.455	11.395	5992	12.989	12.927	82
2016	12.262	12.467	52	12.524	12.758	1416	11.395	11.637	5890	12.927	13.209	84
2017	12.467	12.763	62	12.758	13.088	1461	11.637	11.967	6098	13.209	13.590	87
2018	12.763	12.514	63	13.088	12.859	1343	11.967	11.787	5536	13.590	13.393	100
2019	12.514	13.516	62	12.859	13.915	1235	11.787	12.788	5062	13.393	14.537	119
American Funds Bond Fund - Class 4
2017	N/A	N/A	N/A	10.126	10.100	5	10.145	10.116	18	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.100	9.906	6	10.116	9.947	4	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.947	10.764	2	N/A	N/A	N/A
American Funds Capital Income Builder® - Class 4
2014	9.647	9.860	11	10.045	9.872	21	10.028	9.888	59	10.185	9.891	1*
2015	9.860	9.563	14	9.872	9.594	67	9.888	9.634	300	9.891	9.641	57
2016	9.563	9.801	19	9.594	9.853	168	9.634	9.919	587	9.641	9.932	70
2017	9.801	10.904	7	9.853	10.984	173	9.919	11.084	614	9.932	11.104	60
2018	10.904	9.988	5	10.984	10.081	155	11.084	10.199	643	11.104	10.222	57
2019	9.988	11.602	5	10.081	11.733	141	10.199	11.900	567	10.222	11.934	56
C-1

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Balanced Fund - Class 2
2011	N/A	N/A	N/A	9.827	9.610	51	10.039	9.626	271	9.623	9.629	1*
2012	10.416	10.639	1*	9.610	10.674	71	9.626	10.718	448	9.629	10.726	6
2013	10.639	11.792	1*	10.674	11.854	87	10.718	11.933	443	10.726	11.948	6
2014	N/A	N/A	N/A	11.854	11.922	130	11.933	12.030	531	11.948	12.052	7
2015	12.322	11.577	2	11.922	11.685	133	12.030	11.821	502	12.052	11.848	12
2016	11.577	11.945	4	11.685	12.081	139	11.821	12.252	520	11.848	12.286	11
2017	11.945	14.106	5	12.081	14.294	113	12.252	14.533	506	12.286	14.581	13
2018	14.106	13.094	4	14.294	13.296	110	14.533	13.552	487	14.581	13.603	10
2019	13.094	15.575	6	13.296	15.846	112	13.552	16.192	451	13.603	16.262	9
American Funds Global Balanced Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.562	11.775	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.775	10.944	16	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.944	13.050	16	N/A	N/A	N/A
American Funds Global Bond Fund - Class 2
2011	12.541	12.947	18	12.644	13.080	339	10.590	10.983	1,651	12.801	13.282	13
2012	12.947	13.578	18	13.080	13.745	454	10.983	11.570	2,328	13.282	13.999	26
2013	13.578	13.064	5	13.745	13.251	537	11.570	11.182	2,312	13.999	13.536	31
2014	13.064	13.081	12	13.251	13.294	574	11.182	11.247	2309	13.536	13.622	34
2015	13.081	12.393	14	13.294	12.621	590	11.247	10.703	2309	13.622	12.970	34
2016	12.393	12.571	15	12.621	12.828	558	10.703	10.906	2187	12.970	13.223	34
2017	12.571	13.266	18	12.828	13.564	592	10.906	11.561	2137	13.223	14.024	32
2018	13.266	12.927	17	13.564	13.243	551	11.561	11.316	1938	14.024	13.734	28
2019	12.927	13.758	18	13.243	14.123	516	11.316	12.098	1812	13.734	14.690	29
American Funds Global Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	10.452	10.020	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.020	10.689	3	N/A	N/A	N/A
American Funds Global Discovery(1)
2011	13.241	12.145	1*	13.390	12.305	59	11.089	10.217	351	13.615	12.550	1*
2012	12.145	14.455	1*	12.305	14.676	89	10.217	12.215	459	12.550	15.013	4
2013	14.455	16.844	1*	14.676	17.114	97	12.215	14.258	466	15.013	17.527	5
American Funds Global Growth and Income Fund - Class 2
2011	N/A	N/A	N/A	11.345	10.682	317	11.606	10.955	764	11.503	10.863	5
2012	N/A	N/A	N/A	10.682	12.426	390	10.955	12.776	932	10.863	12.675	13
2013	13.212	14.840	6	12.426	15.067	435	12.776	15.530	939	12.675	15.415	13
2014	14.840	15.482	13	15.067	15.751	510	15.530	16.275	979	15.415	16.163	15
2015	15.482	15.084	15	15.751	15.377	533	16.275	15.929	1030	16.163	15.827	33
2016	15.084	15.991	15	15.377	16.334	516	15.929	16.963	985	15.827	16.863	39
2017	15.991	19.909	13	16.334	20.377	487	16.963	21.214	864	16.863	21.099	33
2018	19.909	17.768	13	20.377	18.222	461	21.214	19.018	775	21.099	18.925	31
2019	17.768	23.013	13	18.222	23.648	428	19.018	24.742	631	18.925	24.633	38
American Funds Global Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	10.427	11.189	6	N/A	N/A	N/A	11.148	11.210	1*
2018	N/A	N/A	N/A	11.189	9.977	7	11.632	10.018	22	11.210	10.026	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.018	12.992	22	10.026	13.009	1*
American Funds Global Growth Fund - Class 2
2011	N/A	N/A	N/A	14.716	13.268	100	11.739	10.611	404	14.964	13.533	2
2012	N/A	N/A	N/A	13.268	16.092	119	10.611	12.901	491	13.533	16.462	2
2013	17.836	20.221	3	16.092	20.571	225	12.901	16.532	937	16.462	21.106	7
2014	20.221	20.432	12	20.571	20.827	245	16.532	16.780	944	21.106	21.433	8
2015	20.432	21.578	13	20.827	22.039	250	16.780	17.801	922	21.433	22.749	12
2016	21.578	21.442	13	22.039	21.944	244	17.801	17.769	914	22.749	22.719	15
2017	21.442	27.840	8	21.944	28.549	230	17.769	23.175	759	22.719	29.646	15
2018	27.840	25.008	8	28.549	25.696	211	23.175	20.911	685	29.646	26.763	10
2019	25.008	33.409	8	25.696	34.397	192	20.911	28.062	558	26.763	35.934	9
American Funds Global Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.527	10.114	14	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.114	13.533	15	N/A	N/A	N/A
C-2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	8.910	9.332	1*	10.086	9.346	17	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.332	9.642	29	9.346	9.681	43	9.865	9.689	1*
2017	N/A	N/A	N/A	9.642	12.224	29	9.681	12.304	67	9.689	12.320	1*
2018	N/A	N/A	N/A	12.224	10.915	28	12.304	11.014	55	12.320	11.034	1*
2019	N/A	N/A	N/A	10.915	14.222	27	11.014	14.386	62	11.034	14.419	1*
American Funds Global Small Capitalization Fund - Class 2
2011	15.631	12.481	9	15.806	12.646	144	11.951	9.586	890	16.072	12.898	26
2012	12.481	14.567	10	12.646	14.789	196	9.586	11.239	1,126	12.898	15.129	28
2013	14.567	18.454	3	14.789	18.773	201	11.239	14.302	1,086	15.129	19.262	26
2014	18.454	18.612	9	18.773	18.971	226	14.302	14.489	1101	19.262	19.524	26
2015	18.612	18.429	13	18.971	18.823	233	14.489	14.412	1056	19.524	19.430	29
2016	18.429	18.582	13	18.823	19.017	241	14.412	14.597	1083	19.430	19.689	32
2017	18.582	23.103	12	19.017	23.691	228	14.597	18.231	990	19.689	24.602	32
2018	23.103	20.410	11	23.691	20.971	214	18.231	16.178	908	24.602	21.843	32
2019	20.410	26.509	11	20.971	27.293	198	16.178	21.107	774	21.843	28.513	32
American Funds Global Small Capitalization Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.526	9.983	7	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.983	12.998	8	N/A	N/A	N/A
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	9.919	9.550	35	9.902	9.566	56	9.985	9.569	8
2016	N/A	N/A	N/A	9.550	10.056	155	9.566	10.097	82	9.569	10.106	8
2017	N/A	N/A	N/A	10.056	11.486	156	10.097	11.563	151	10.106	11.578	8
2018	N/A	N/A	N/A	11.486	10.968	186	11.563	11.068	188	11.578	11.088	13
2019	11.903	12.858	1*	10.968	12.977	187	11.068	13.129	154	11.088	13.160	12
American Funds Growth Fund - Class 2
2011	12.130	11.467	16	12.266	11.618	457	11.593	11.008	2,511	12.472	11.850	33
2012	11.467	13.350	17	11.618	13.554	578	11.008	12.874	3,063	11.850	13.865	53
2013	13.350	17.153	34	13.554	17.450	646	12.874	16.616	2,856	13.865	17.904	50
2014	17.153	18.382	49	17.450	18.737	730	16.616	17.887	2890	17.904	19.283	53
2015	18.382	19.398	57	18.737	19.813	768	17.887	18.961	2864	19.283	20.451	76
2016	19.398	20.975	59	19.813	21.466	784	18.961	20.595	2708	20.451	22.224	88
2017	20.975	26.575	51	21.466	27.252	743	20.595	26.211	2364	22.224	28.299	78
2018	26.575	26.180	47	27.252	26.900	650	26.211	25.938	1991	28.299	28.018	83
2019	26.180	33.811	47	26.900	34.811	586	25.938	33.649	1745	28.018	36.366	99
American Funds Growth Fund - Class 4
2017	N/A	N/A	N/A	10.201	11.170	4	N/A	N/A	N/A	11.201	11.191	1*
2018	N/A	N/A	N/A	11.170	10.997	5	11.469	11.044	12	11.191	11.052	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.044	14.291	14	11.052	14.307	1*
American Funds Growth-Income Fund - Class 2
2011	10.938	10.604	18	11.060	10.744	723	11.066	10.777	3,173	11.247	10.958	51
2012	10.604	12.303	19	10.744	12.491	920	10.777	12.560	3,961	10.958	12.778	62
2013	12.303	16.221	45	12.491	16.501	988	12.560	16.634	3,636	12.778	16.931	59
2014	16.221	17.723	57	16.501	18.066	1030	16.634	18.256	3475	16.931	18.592	56
2015	17.723	17.758	65	18.066	18.137	1073	18.256	18.374	3446	18.592	18.721	74
2016	17.758	19.557	67	18.137	20.015	1036	18.374	20.328	3276	18.721	20.722	79
2017	19.557	23.638	58	20.015	24.239	982	20.328	24.679	3009	20.722	25.171	67
2018	23.638	22.927	54	24.239	23.558	901	24.679	24.045	2564	25.171	24.536	75
2019	22.927	28.560	54	23.558	29.404	811	24.045	30.088	2295	24.536	30.718	93
American Funds Growth-Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.552	11.201	4	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.201	10.883	12	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.883	13.588	13	N/A	N/A	N/A
C-3

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds High-Income Bond Fund - Class 2
2011	13.081	13.167	1*	13.228	13.341	122	10.924	11.045	715	13.450	13.606	15
2012	13.167	14.785	1*	13.341	15.010	162	11.045	12.459	1,122	13.606	15.355	17
2013	14.785	15.565	3	15.010	15.834	193	12.459	13.175	1,276	15.355	16.246	17
2014	15.565	15.469	6	15.834	15.768	220	13.175	13.153	971	16.246	16.227	18
2015	15.469	14.162	8	15.768	14.465	246	13.153	12.096	981	16.227	14.931	22
2016	14.162	16.461	8	14.465	16.846	236	12.096	14.123	940	14.931	17.441	22
2017	16.461	17.377	8	16.846	17.819	232	14.123	14.976	909	17.441	18.503	20
2018	17.377	16.759	9	17.819	17.220	218	14.976	14.509	815	18.503	17.935	20
2019	16.759	18.629	9	17.220	19.179	207	14.509	16.200	752	17.935	20.036	24
American Funds High-Income Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.220	10.203	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	10.203	9.855	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.855	10.976	1*	N/A	N/A	N/A
American Funds International Fund - Class 2
2011	14.352	12.195	15	14.513	12.356	177	11.855	10.118	1,244	14.757	12.602	21
2012	12.195	14.200	16	12.356	14.416	226	10.118	11.835	1,507	12.602	14.747	21
2013	14.200	17.057	21	14.416	17.352	271	11.835	14.280	1,486	14.747	17.804	20
2014	17.057	16.399	26	17.352	16.715	323	14.280	13.791	1549	17.804	17.202	22
2015	16.399	15.462	25	16.715	15.792	355	13.791	13.062	1574	17.202	16.301	23
2016	15.462	15.809	25	15.792	16.179	362	13.062	13.415	1544	16.301	16.750	24
2017	15.809	20.632	19	16.179	21.156	338	13.415	17.586	1447	16.750	21.969	26
2018	20.632	17.699	19	21.156	18.186	307	17.586	15.155	1347	21.969	18.942	36
2019	17.699	21.479	19	18.186	22.114	287	15.155	18.474	1176	18.942	23.102	32
American Funds International Fund - Class 4
2017	N/A	N/A	N/A	10.370	11.250	3	N/A	N/A	N/A	11.132	11.271	1*
2018	N/A	N/A	N/A	11.250	9.640	3	11.606	9.679	9	11.271	9.687	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.679	11.779	10	9.687	11.794	1*
American Funds International Growth and Income Fund - Class 2
2011	15.935	14.366	12	16.002	14.456	79	11.857	10.738	255	16.104	14.592	1*
2012	14.366	16.529	12	14.456	16.666	109	10.738	12.410	322	14.592	16.873	6
2013	16.529	19.440	12	16.666	19.640	120	12.410	14.662	369	16.873	19.944	6
2014	19.440	18.593	15	19.640	18.822	138	14.662	14.086	375	19.944	19.170	7
2015	18.593	17.333	15	18.822	17.581	154	14.086	13.191	405	19.170	17.961	18
2016	17.333	17.364	15	17.581	17.648	158	13.191	13.274	416	17.961	18.083	18
2017	17.364	21.440	10	17.648	21.834	144	13.274	16.464	359	18.083	22.440	18
2018	21.440	18.796	11	21.834	19.180	144	16.464	14.499	323	22.440	19.771	17
2019	18.796	22.788	11	19.180	23.300	125	14.499	17.657	294	19.771	24.091	17
American Funds International Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.532	12.193	9	10.374	12.228	242	11.103	12.235	1*
2014	N/A	N/A	N/A	12.193	12.417	8	12.228	12.483	285	12.235	12.497	1*
2015	N/A	N/A	N/A	12.417	12.156	16	12.483	12.251	274	12.497	12.270	1*
2016	N/A	N/A	N/A	12.156	12.904	42	12.251	13.038	511	12.270	13.065	3
2017	N/A	N/A	N/A	12.904	14.659	31	13.038	14.848	618	13.065	14.887	3
2018	N/A	N/A	N/A	14.659	13.796	33	14.848	14.009	571	14.887	14.052	19
2019	N/A	N/A	N/A	13.796	16.107	44	14.009	16.397	622	14.052	16.455	18
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	N/A	N/A	N/A	10.884	10.912	1*	9.929	10.930	15	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.912	11.673	14	10.930	11.721	51	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.673	10.693	26	11.721	10.764	76	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.693	11.998	20	10.764	12.108	86	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.998	13.657	19	12.108	13.817	119	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.657	12.518	18	13.817	12.696	103	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.518	14.107	28	12.696	14.343	109	N/A	N/A	N/A
C-4

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.978	9.285	64	10.078	9.300	148	9.882	9.303	4
2016	9.260	9.257	1*	9.285	9.287	78	9.300	9.326	273	9.303	9.333	8
2017	9.257	10.882	1*	9.287	10.939	77	9.326	11.012	416	9.333	11.026	9
2018	N/A	N/A	N/A	10.939	10.078	72	11.012	10.170	478	11.026	10.189	9
2019	N/A	N/A	N/A	10.078	12.011	82	10.170	12.152	462	10.189	12.180	9
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	10.018	9.387	219	10.088	9.402	952	9.875	9.405	1*
2016	9.129	9.600	135	9.387	9.632	390	9.402	9.671	2511	9.405	9.679	17
2017	9.600	11.050	132	9.632	11.109	443	9.671	11.182	2217	9.679	11.197	25
2018	11.050	10.398	127	11.109	10.473	444	11.182	10.569	2203	11.197	10.589	25
2019	10.398	12.249	119	10.473	12.363	495	10.569	12.508	2169	10.589	12.537	25
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	10.659	11.075	1*	10.091	11.092	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.075	11.153	15	11.092	11.199	33	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.153	11.114	22	11.199	11.188	34	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.114	11.275	20	11.188	11.378	59	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.275	14.057	18	11.378	14.221	66	N/A	N/A	N/A
2018	N/A	N/A	N/A	14.057	13.859	16	14.221	14.055	97	N/A	N/A	N/A
2019	N/A	N/A	N/A	13.859	16.695	78	14.055	16.974	97	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.864	9.398	154	10.118	9.413	708	10.012	9.416	4
2016	9.319	9.637	11	9.398	9.669	294	9.413	9.709	1716	9.416	9.717	29
2017	9.637	11.230	11	9.669	11.290	294	9.709	11.365	2107	9.717	11.380	29
2018	11.230	10.649	11	11.290	10.727	288	11.365	10.825	2236	11.380	10.845	38
2019	10.649	12.543	7	10.727	12.660	337	10.825	12.808	2197	10.845	12.838	36
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.350	11.220	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.101	11.575	11	11.220	11.622	29	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.575	11.037	23	11.622	11.110	63	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.037	11.586	22	11.110	11.691	74	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.586	13.803	20	11.691	13.964	78	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.803	13.390	18	13.964	13.580	93	N/A	N/A	N/A
2019	N/A	N/A	N/A	13.390	15.747	17	13.580	16.010	97	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2013	N/A	N/A	N/A	10.345	10.625	1*	9.749	10.642	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.625	9.916	14	10.642	9.957	44	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.916	9.173	16	9.957	9.233	41	10.246	9.246	1*
2016	N/A	N/A	N/A	9.173	8.800	12	9.233	8.881	61	9.246	8.897	1*
2017	N/A	N/A	N/A	8.800	11.207	11	8.881	11.338	55	8.897	11.364	1*
2018	N/A	N/A	N/A	11.207	9.925	12	11.338	10.066	58	11.364	10.095	1*
2019	N/A	N/A	N/A	9.925	11.554	12	10.066	11.748	50	10.095	11.786	1*
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	10.054	10.319	10	10.066	10.335	26	10.061	10.339	1*
2012	N/A	N/A	N/A	10.319	10.454	20	10.335	10.497	76	10.339	10.506	1*
2013	N/A	N/A	N/A	10.454	10.172	22	10.497	10.239	101	10.506	10.252	1*
2014	N/A	N/A	N/A	10.172	10.593	23	10.239	10.689	106	10.252	10.708	1*
2015	N/A	N/A	N/A	10.593	10.676	23	10.689	10.800	102	10.708	10.826	5
2016	N/A	N/A	N/A	10.676	10.802	25	10.800	10.955	128	10.826	10.986	5
2017	N/A	N/A	N/A	10.802	10.820	27	10.955	11.000	144	10.986	11.037	3
2018	N/A	N/A	N/A	10.820	10.741	22	11.000	10.948	144	11.037	10.990	2
2019	N/A	N/A	N/A	10.741	11.164	20	10.948	11.408	147	10.990	11.457	2
American Funds Mortgage Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-5

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds New World Fund® - Class 2
2011	19.548	16.612	7	19.767	16.832	76	12.087	10.318	442	20.099	17.167	13
2012	16.612	19.330	7	16.832	19.625	104	10.318	12.060	544	17.167	20.075	14
2013	19.330	21.262	7	19.625	21.629	110	12.060	13.326	572	20.075	22.192	15
2014	21.262	19.345	10	21.629	19.719	123	13.326	12.179	610	22.192	20.293	16
2015	19.345	18.504	9	19.719	18.899	127	12.179	11.702	628	20.293	19.508	20
2016	18.504	19.235	9	18.899	19.685	130	11.702	12.219	610	19.508	20.380	19
2017	19.235	24.589	7	19.685	25.215	127	12.219	15.691	533	20.380	26.184	21
2018	24.589	20.875	7	25.215	21.449	123	15.691	13.381	524	26.184	22.340	20
2019	20.875	26.623	7	21.449	27.411	111	13.381	17.143	439	22.340	28.635	15
American Funds New World Fund® - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.097	11.198	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.489	9.523	18	11.198	9.530	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.523	12.169	19	9.530	12.183	1*
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2011	12.041	12.792	1*	12.176	12.961	282	10.201	10.886	1,894	12.381	13.219	11
2012	12.792	12.874	1*	12.961	13.070	398	10.886	11.005	2,795	13.219	13.370	18
2013	12.874	12.323	9	13.070	12.536	458	11.005	10.582	3,025	13.370	12.862	15
2014	12.323	12.780	13	12.536	13.027	467	10.582	11.024	2996	12.862	13.406	16
2015	12.780	12.822	13	13.027	13.096	451	11.024	11.110	2921	13.406	13.518	14
2016	12.822	12.813	15	13.096	13.113	419	11.110	11.152	2911	13.518	13.576	15
2017	12.813	12.855	15	13.113	13.182	435	11.152	11.239	2887	13.576	13.689	20
2018	12.855	12.789	19	13.182	13.140	412	11.239	11.232	2609	13.689	13.686	21
2019	12.789	13.301	19	13.140	13.694	417	11.232	11.734	2528	13.686	14.306	21
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.784	9.808	3	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	9.808	9.779	4	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.779	10.200	4	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 2
2011	N/A	N/A	N/A	10.638	10.471	5	9.933	9.801	45	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.471	10.315	7	9.801	9.680	96	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.315	10.162	81	9.680	9.560	103	N/A	N/A	N/A
2014	9.899	9.813	24	10.162	10.002	17	9.560	9.432	134	10.356	10.294	2
2015	N/A	N/A	N/A	10.002	9.852	12	9.432	9.315	56	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.852	9.732	34	9.315	9.224	368	N/A	N/A	N/A
2017	9.448	9.435	2	9.732	9.674	28	9.224	9.193	81	10.050	10.047	18
2018	N/A	N/A	N/A	9.674	9.703	69	9.193	9.243	154	10.047	10.107	11
2019	N/A	N/A	N/A	9.703	9.757	64	9.243	9.318	169	10.107	10.194	11
American Funds Ultra-Short Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Balanced Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.597	10.420	271	10.608	10.457	1,488	10.611	10.464	21
2012	N/A	N/A	N/A	10.420	11.463	403	10.457	11.533	2,121	10.464	11.547	21
2013	N/A	N/A	N/A	11.463	12.998	397	11.533	13.110	2,192	11.547	13.132	30
2014	N/A	N/A	N/A	12.998	13.554	395	13.110	13.704	2257	13.132	13.735	32
2015	13.006	13.131	1*	13.554	13.274	472	13.704	13.455	2228	13.735	13.492	33
2016	13.131	13.724	7	13.274	13.901	471	13.455	14.126	2143	13.492	14.171	32
2017	13.724	15.506	9	13.901	15.738	365	14.126	16.033	1847	14.171	16.092	31
2018	15.506	14.641	8	15.738	14.889	311	16.033	15.206	1677	16.092	15.270	29
2019	14.641	16.898	8	14.889	17.219	286	15.206	17.629	1534	15.270	17.712	34
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	10.138	10.170	10	9.906	10.187	283	9.898	10.207	1,601	10.103	10.211	15
2013	10.170	11.340	10	10.187	11.381	567	10.207	11.432	3,715	10.211	11.442	29
2014	11.340	11.774	9	11.381	11.840	717	11.432	11.923	4544	11.442	11.939	51
2015	11.774	11.342	9	11.840	11.429	822	11.923	11.538	4786	11.939	11.560	61
2016	11.342	11.680	9	11.429	11.792	777	11.538	11.935	4556	11.560	11.963	60
2017	11.680	12.884	9	11.792	13.034	689	11.935	13.224	4080	11.963	13.262	54
2018	N/A	N/A	N/A	13.034	12.460	630	13.224	12.673	3786	13.262	12.716	37
2019	N/A	N/A	N/A	12.460	14.285	513	12.673	14.567	3341	12.716	14.623	41
C-6

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	10.176	10.233	9	9.959	10.249	334	9.889	10.270	2,194	9.877	10.274	48
2013	10.233	11.834	9	10.249	11.876	767	10.270	11.930	5,463	10.274	11.940	96
2014	11.834	11.944	13	11.876	12.011	1429	11.930	12.095	7907	11.940	12.112	103
2015	11.944	11.384	13	12.011	11.470	1434	12.095	11.580	8682	12.112	11.602	109
2016	11.384	11.573	12	11.470	11.684	1274	11.580	11.825	7908	11.602	11.854	119
2017	11.573	13.299	12	11.684	13.454	1218	11.825	13.650	7273	11.854	13.690	109
2018	13.299	12.569	3	13.454	12.741	1163	13.650	12.959	6758	13.690	13.003	102
2019	12.569	14.485	3	12.741	14.713	946	12.959	15.002	6077	13.003	15.061	76
LVIP American Growth Allocation Fund - Service Class
2011	10.693	10.327	9	10.702	10.357	672	10.713	10.394	1,743	10.715	10.401	21
2012	10.327	11.499	9	10.357	11.555	760	10.394	11.625	2,326	10.401	11.639	20
2013	11.499	13.347	9	11.555	13.439	775	11.625	13.554	2,169	11.639	13.577	19
2014	13.347	13.874	9	13.439	13.998	735	13.554	14.153	2372	13.577	14.184	29
2015	13.874	13.533	11	13.998	13.681	785	14.153	13.867	2444	14.184	13.905	32
2016	13.533	14.178	12	13.681	14.361	789	13.867	14.593	2380	13.905	14.640	31
2017	14.178	16.403	12	14.361	16.648	703	14.593	16.959	2202	14.640	17.023	40
2018	16.403	15.334	12	16.648	15.594	683	16.959	15.926	1964	17.023	15.993	131
2019	15.334	18.002	13	15.594	18.344	609	15.926	18.781	1834	15.993	18.870	123
LVIP American Income Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.380	10.529	1*	10.391	10.566	261	10.393	10.574	2
2012	N/A	N/A	N/A	10.529	11.281	23	10.566	11.349	442	10.574	11.363	10
2013	N/A	N/A	N/A	11.281	12.120	50	11.349	12.224	449	11.363	12.244	11
2014	N/A	N/A	N/A	12.120	12.693	42	12.224	12.834	367	12.244	12.862	12
2015	N/A	N/A	N/A	12.693	12.430	44	12.834	12.599	386	12.862	12.634	12
2016	N/A	N/A	N/A	12.430	12.946	46	12.599	13.155	331	12.634	13.197	12
2017	N/A	N/A	N/A	12.946	14.077	27	13.155	14.340	315	13.197	14.393	10
2018	N/A	N/A	N/A	14.077	13.524	25	14.340	13.812	244	14.393	13.870	13
2019	N/A	N/A	N/A	13.524	15.223	30	13.812	15.586	279	13.870	15.659	11
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	10.021	10.003	2	10.023	10.011	16	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.003	9.756	145	10.011	9.789	427	9.826	9.796	1*
2014	N/A	N/A	N/A	9.756	9.827	172	9.789	9.884	483	9.796	9.896	1*
2015	N/A	N/A	N/A	9.827	9.720	193	9.884	9.802	566	9.896	9.818	3
2016	N/A	N/A	N/A	9.720	9.770	237	9.802	9.876	703	9.818	9.898	7
2017	N/A	N/A	N/A	9.770	9.796	284	9.876	9.927	697	9.898	9.954	8
2018	9.655	9.620	15	9.796	9.743	270	9.927	9.898	750	9.954	9.930	8
2019	9.620	9.862	9	9.743	10.008	322	9.898	10.194	699	9.930	10.231	8
*	The numbers of accumulations units less than 1000 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy Shareholder's Advantage and American Legacy Shareholder's Advantage A Class.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.
C-7

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Appendix D—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased as part of a Fee-Based Financial Plan prior to May 22, 2017 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.507	12.587	19	1.592	1.603	213
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.587	14.530	23	1.603	1.851	147
2013	N/A	N/A	N/A	N/A	N/A	N/A	14.530	17.855	30	1.851	2.276	158
2014	N/A	N/A	N/A	N/A	N/A	N/A	17.855	18.697	53	2.276	2.384	161
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.697	18.836	45	2.384	2.403	159
2016	N/A	N/A	N/A	N/A	N/A	N/A	18.836	20.475	52	2.403	2.614	158
2017	N/A	N/A	N/A	N/A	N/A	N/A	20.475	23.643	58	2.614	3.020	154
2018	N/A	N/A	N/A	N/A	N/A	N/A	23.643	22.409	58	3.020	2.863	153
2019	N/A	N/A	N/A	N/A	N/A	N/A	22.409	26.990	27	2.863	3.451	137
American Funds Asset Allocation Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income and Growth Fund - Class 2
2011	N/A	N/A	N/A	11.218	11.017	6	11.375	11.199	24	1.157	1.139	10
2012	N/A	N/A	N/A	11.017	12.434	4	11.199	12.671	30	1.139	1.290	10
2013	N/A	N/A	N/A	12.434	16.389	4	12.671	16.744	42	1.290	1.705	55
2014	N/A	N/A	N/A	16.389	18.737	4	16.744	19.191	65	1.705	1.955	108
2015	N/A	N/A	N/A	18.737	18.025	4	19.191	18.508	51	1.955	1.887	129
2016	18.501	20.719	3	18.025	21.204	3	18.508	21.826	51	1.887	2.226	140
2017	20.719	23.984	3	21.204	24.595	3	21.826	25.380	52	2.226	2.590	138
2018	23.984	21.668	3	24.595	22.264	3	25.380	23.033	50	2.590	2.351	138
2019	21.668	26.013	3	22.264	26.782	3	23.033	27.776	43	2.351	2.837	58
American Funds Bond Fund - Class 2
2011	N/A	N/A	N/A	11.526	12.119	5	11.687	12.320	36	1.642	1.732	70
2012	N/A	N/A	N/A	12.119	12.656	9	12.320	12.898	44	1.732	1.814	73
2013	N/A	N/A	N/A	12.656	12.272	7	12.898	12.538	48	1.814	1.765	20
2014	N/A	N/A	N/A	12.272	12.804	7	12.538	13.114	58	1.765	1.847	179
2015	N/A	N/A	N/A	12.804	12.724	7	13.114	13.065	48	1.847	1.841	212
2016	12.789	12.685	6	12.724	12.981	7	13.065	13.362	52	1.841	1.884	243
2017	12.685	13.006	7	12.981	13.337	7	13.362	13.762	59	1.884	1.941	248
2018	13.006	12.772	7	13.337	13.123	7	13.762	13.576	53	1.941	1.916	380
2019	12.772	13.814	6	13.123	14.222	10	13.576	14.750	44	1.916	2.082	185
American Funds Capital Income Builder® - Class 4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.946	9.958	3	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.958	11.145	4	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.571	9.635	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.635	10.744	10	10.200	10.752	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.744	11.980	10	10.752	11.995	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.980	12.096	23	11.995	12.118	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.096	11.903	23	12.118	11.931	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.903	12.356	15	11.931	12.390	1*
2017	N/A	N/A	N/A	N/A	N/A	N/A	12.356	14.678	13	12.390	14.727	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	14.678	13.707	13	14.727	13.760	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	13.707	16.402	38	13.760	16.473	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Balanced Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Bond Fund - Class 2
2011	N/A	N/A	N/A	12.722	13.181	2	12.854	13.350	22	12.880	13.384	8
2012	N/A	N/A	N/A	13.181	13.871	4	13.350	14.085	26	13.384	14.128	8
2013	N/A	N/A	N/A	13.871	13.393	3	14.085	13.633	28	14.128	13.681	8
2014	N/A	N/A	N/A	13.393	13.457	3	13.633	13.733	55	13.681	13.789	12
2015	N/A	N/A	N/A	13.457	12.794	4	13.733	13.089	50	13.789	13.149	13
2016	13.160	12.763	1*	12.794	13.024	4	13.089	13.357	47	13.149	13.425	16
2017	12.763	13.489	1*	13.024	13.792	4	13.357	14.180	52	13.425	14.259	17
2018	13.489	13.164	1*	13.792	13.486	4	14.180	13.901	49	14.259	13.985	22
2019	13.164	14.031	2	13.486	14.404	2	13.901	14.884	39	13.985	14.982	19
American Funds Global Discovery(1)
2011	N/A	N/A	N/A	13.502	12.427	1*	13.691	12.633	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	12.427	14.843	1*	12.633	15.127	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	14.843	17.319	1*	15.127	17.666	4	N/A	N/A	N/A
American Funds Global Growth and Income Fund - Class 2
2011	N/A	N/A	N/A	11.424	10.772	2	11.556	10.924	18	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.772	12.550	2	10.924	12.759	19	11.845	12.801	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.759	15.533	19	12.801	15.592	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	15.533	16.303	31	15.592	16.373	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	16.303	15.980	32	16.373	16.057	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	15.980	17.042	32	16.057	17.133	3
2017	N/A	N/A	N/A	N/A	N/A	N/A	17.042	21.345	30	17.133	21.470	3
2018	N/A	N/A	N/A	N/A	N/A	N/A	21.345	19.165	31	21.470	19.286	3
2019	N/A	N/A	N/A	N/A	N/A	N/A	19.165	24.971	25	N/A	N/A	N/A
American Funds Global Growth Fund - Class 2
2011	N/A	N/A	N/A	14.840	13.400	1*	15.048	13.622	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.400	16.276	4	13.622	16.587	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	16.276	20.837	3	16.587	21.288	7	2.618	2.618	8
2014	N/A	N/A	N/A	20.837	21.128	3	21.288	21.639	18	2.618	2.663	12
2015	N/A	N/A	N/A	21.128	22.391	3	21.639	22.991	17	2.663	2.830	16
2016	N/A	N/A	N/A	22.391	22.328	3	22.991	22.983	19	2.830	2.831	14
2017	N/A	N/A	N/A	22.328	29.092	2	22.983	30.021	12	2.831	3.700	12
2018	N/A	N/A	N/A	29.092	26.224	3	30.021	27.129	12	3.700	3.345	12
2019	N/A	N/A	N/A	26.224	35.157	2	27.129	36.461	11	N/A	N/A	N/A
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.936	9.713	2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.713	12.369	2
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 2
2011	N/A	N/A	N/A	15.938	12.771	2	16.162	12.983	5	2.313	1.859	5
2012	N/A	N/A	N/A	12.771	14.958	3	12.983	15.244	8	1.859	2.184	7
2013	N/A	N/A	N/A	14.958	19.016	2	15.244	19.428	10	2.184	2.784	41
2014	N/A	N/A	N/A	19.016	19.246	3	19.428	19.712	14	2.784	2.827	44
2015	N/A	N/A	N/A	19.246	19.124	2	19.712	19.636	13	2.827	2.817	48
2016	N/A	N/A	N/A	19.124	19.350	2	19.636	19.918	12	2.817	2.859	63
2017	N/A	N/A	N/A	19.350	24.143	2	19.918	24.913	12	2.859	3.578	62
2018	N/A	N/A	N/A	24.143	21.403	2	24.913	22.141	12	3.578	3.181	48
2019	N/A	N/A	N/A	21.403	27.896	2	22.141	28.931	10	3.181	4.159	44
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.932	10.122	15	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.122	11.609	27	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.609	11.129	15	12.052	11.143	11
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.129	13.221	15	11.143	13.245	11

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth Fund - Class 2
2011	N/A	N/A	N/A	12.369	11.733	6	12.542	11.928	30	1.630	1.551	11
2012	N/A	N/A	N/A	11.733	13.709	10	11.928	13.971	38	1.551	1.817	16
2013	N/A	N/A	N/A	13.709	17.676	8	13.971	18.058	37	1.817	2.350	75
2014	N/A	N/A	N/A	17.676	19.008	8	18.058	19.468	45	2.350	2.535	112
2015	N/A	N/A	N/A	19.008	20.129	7	19.468	20.668	37	2.535	2.693	117
2016	19.113	21.342	2	20.129	21.842	7	20.668	22.483	37	2.693	2.930	130
2017	21.342	27.081	2	21.842	27.770	6	22.483	28.657	39	2.930	3.737	127
2018	27.081	26.718	2	27.770	27.453	5	28.657	28.401	35	3.737	3.705	108
2019	26.718	34.558	2	27.453	35.580	5	28.401	36.900	23	3.705	4.817	54
American Funds Growth-Income Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.310	11.031	2	1.573	1.535	4
2012	N/A	N/A	N/A	11.832	12.634	8	11.031	12.875	6	1.535	1.793	4
2013	N/A	N/A	N/A	12.634	16.715	6	12.875	17.077	9	1.793	2.379	56
2014	N/A	N/A	N/A	16.715	18.327	5	17.077	18.771	20	2.379	2.616	94
2015	N/A	N/A	N/A	18.327	18.427	5	18.771	18.920	22	2.616	2.639	100
2016	17.977	19.900	3	18.427	20.366	4	18.920	20.963	24	2.639	2.925	114
2017	19.900	24.087	3	20.366	24.701	4	20.963	25.489	23	2.925	3.558	111
2018	24.087	23.398	3	24.701	24.042	4	25.489	24.872	21	3.558	3.474	81
2019	23.398	29.191	3	24.042	30.054	3	24.872	31.169	13	3.474	4.355	35
American Funds High-Income Bond Fund - Class 2
2011	N/A	N/A	N/A	13.338	13.473	1*	13.525	13.696	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.473	15.182	1*	13.696	15.472	10	2.126	2.272	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	15.472	16.386	13	2.272	2.407	11
2014	N/A	N/A	N/A	N/A	N/A	N/A	16.386	16.383	13	2.407	2.408	109
2015	N/A	N/A	N/A	N/A	N/A	N/A	16.383	15.089	9	2.408	2.219	85
2016	14.651	16.749	3	N/A	N/A	N/A	15.089	17.644	10	2.219	2.596	69
2017	16.749	17.707	3	N/A	N/A	N/A	17.644	18.737	13	2.596	2.758	69
2018	17.707	17.104	3	N/A	N/A	N/A	18.737	18.180	10	2.758	2.677	83
2019	17.104	19.040	2	N/A	N/A	N/A	18.180	20.330	7	2.677	2.995	14
American Funds International Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	14.840	12.685	6	1.737	1.486	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.685	14.859	7	1.486	1.741	5
2013	N/A	N/A	N/A	N/A	N/A	N/A	14.859	17.957	9	1.741	2.105	5
2014	N/A	N/A	N/A	N/A	N/A	N/A	17.957	17.368	22	2.105	2.037	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	17.368	16.474	18	2.037	1.933	5
2016	15.380	16.086	1*	N/A	N/A	N/A	16.474	16.945	17	1.933	1.990	26
2017	16.086	21.024	1*	N/A	N/A	N/A	16.945	22.247	11	1.990	2.613	26
2018	21.024	18.063	1*	N/A	N/A	N/A	22.247	19.201	9	2.613	2.257	45
2019	18.063	21.953	2	N/A	N/A	N/A	19.201	23.441	9	2.257	2.756	23
American Funds International Growth and Income Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	16.139	14.638	2	16.155	14.660	1*
2012	N/A	N/A	N/A	14.959	16.769	1*	14.638	16.943	2	14.660	16.977	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	16.943	20.047	3	16.977	20.097	7
2014	N/A	N/A	N/A	N/A	N/A	N/A	20.047	19.289	3	20.097	19.347	8
2015	N/A	N/A	N/A	N/A	N/A	N/A	19.289	18.090	5	19.347	18.154	8
2016	N/A	N/A	N/A	N/A	N/A	N/A	18.090	18.231	5	18.154	18.304	11
2017	N/A	N/A	N/A	N/A	N/A	N/A	18.231	22.646	7	18.304	22.749	11
2018	N/A	N/A	N/A	N/A	N/A	N/A	22.646	19.973	5	22.749	20.074	13
2019	N/A	N/A	N/A	N/A	N/A	N/A	19.973	24.361	2	20.074	24.496	13
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.983	12.249	11	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.145	12.457	2	12.249	12.523	53	12.209	12.537	8
2015	N/A	N/A	N/A	12.457	12.213	1*	12.523	12.309	46	12.537	12.328	5
2016	N/A	N/A	N/A	12.213	12.984	1*	12.309	13.119	58	12.328	13.146	5
2017	N/A	N/A	N/A	12.984	14.772	1*	13.119	14.963	53	13.146	15.002	2
2018	N/A	N/A	N/A	14.772	13.923	1*	14.963	14.138	51	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	14.138	16.573	48	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.595	11.750	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.830	10.735	1*	11.750	10.806	14	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.735	12.064	1*	10.806	12.174	23	N/A	N/A	N/A
2017	N/A	N/A	N/A	12.064	13.753	1*	12.174	13.913	21	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.753	12.624	1*	13.913	12.804	20	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	12.804	14.487	20	N/A	N/A	N/A
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.688	9.349	4	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.349	11.055	5	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.055	10.226	5	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.226	12.237	4	N/A	N/A	N/A
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.726	9.695	20	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.695	11.227	28	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.227	10.627	27	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.627	12.595	25	N/A	N/A	N/A
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.433	11.226	5	11.106	11.235	3
2015	N/A	N/A	N/A	11.210	11.158	1*	11.226	11.232	18	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.158	11.337	1*	11.232	11.440	40	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.337	14.155	1*	11.440	14.320	42	N/A	N/A	N/A
2018	N/A	N/A	N/A	14.155	13.977	1*	14.320	14.175	41	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	14.175	17.144	40	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.568	9.422	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.422	9.733	108	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.733	11.410	115	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.410	10.885	114	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.885	12.897	112	N/A	N/A	N/A
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.234	11.660	7
2015	N/A	N/A	N/A	11.196	11.081	1*	11.365	11.154	12	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.081	11.649	1*	11.154	11.755	14	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.649	13.899	1*	11.755	14.061	10	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.899	13.503	1*	14.061	13.695	10	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	13.695	16.170	9	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.758	9.982	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.982	9.270	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.270	8.929	3	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	8.929	11.417	4	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.417	10.152	4	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.152	11.865	4	N/A	N/A	N/A
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.267	10.345	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.345	10.523	5	10.532	10.531	10
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.523	10.279	5	10.531	10.293	10
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.279	10.747	5	10.293	10.767	10
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.747	10.876	8	10.767	10.901	10
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.876	11.048	3	10.901	11.079	10
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.048	11.110	4	11.079	11.147	11
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.110	11.074	4	11.147	11.116	10
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.074	11.556	1*	11.116	11.606	11

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds New World Fund® - Class 2
2011	N/A	N/A	N/A	19.932	16.999	2	20.212	17.280	11	N/A	N/A	N/A
2012	N/A	N/A	N/A	16.999	19.849	5	17.280	20.228	12	3.117	3.260	2
2013	N/A	N/A	N/A	19.849	21.909	5	20.228	22.383	15	3.260	3.609	11
2014	N/A	N/A	N/A	21.909	20.004	5	22.383	20.488	15	3.609	3.305	44
2015	N/A	N/A	N/A	20.004	19.201	5	20.488	19.715	13	3.305	3.182	26
2016	18.529	19.571	1*	19.201	20.029	5	19.715	20.617	11	3.182	3.329	36
2017	19.571	25.057	1*	20.029	25.695	5	20.617	26.515	10	3.329	4.283	37
2018	25.057	21.304	1*	25.695	21.890	4	26.515	22.645	10	4.283	3.660	35
2019	21.304	27.212	1*	21.890	28.016	4	22.645	29.056	9	3.660	4.698	17
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2011	N/A	N/A	N/A	12.278	13.090	1*	12.450	13.306	2	1.705	1.823	55
2012	N/A	N/A	N/A	N/A	N/A	N/A	13.306	13.472	1*	1.823	1.847	55
2013	N/A	N/A	N/A	N/A	N/A	N/A	13.472	12.973	3	1.847	1.779	26
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.973	13.535	2	1.779	1.857	26
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.535	13.661	2	1.857	1.875	27
2016	N/A	N/A	N/A	N/A	N/A	N/A	13.661	13.734	6	1.875	1.886	46
2017	N/A	N/A	N/A	N/A	N/A	N/A	13.734	13.862	6	1.886	1.905	48
2018	N/A	N/A	N/A	N/A	N/A	N/A	13.862	13.873	6	1.905	1.907	47
2019	N/A	N/A	N/A	N/A	N/A	N/A	13.873	14.516	6	1.907	1.997	49
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.879	10.751	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.463	10.434	1*	10.751	10.634	2	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.634	10.517	17	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.517	10.393	4	1.160	1.151	59
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.393	10.279	2	1.151	1.139	45
2016	9.766	9.677	1*	N/A	N/A	N/A	10.279	10.194	2	1.139	1.130	47
2017	9.677	9.615	1*	N/A	N/A	N/A	10.194	10.174	2	1.130	1.128	47
2018	9.615	9.639	1*	N/A	N/A	N/A	10.174	10.245	2	1.128	1.137	47
2019	9.639	9.687	1*	N/A	N/A	N/A	10.245	10.344	2	1.137	1.148	1*
LVIP American Balanced Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.604	10.442	15	10.615	10.479	51	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.442	11.505	17	10.479	11.575	49	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.505	13.065	19	11.575	13.177	31	N/A	N/A	N/A
2014	N/A	N/A	N/A	13.065	13.644	22	13.177	13.796	46	N/A	N/A	N/A
2015	N/A	N/A	N/A	13.644	13.382	22	13.796	13.565	46	N/A	N/A	N/A
2016	N/A	N/A	N/A	13.382	14.036	23	13.565	14.263	39	N/A	N/A	N/A
2017	N/A	N/A	N/A	14.036	15.914	22	14.263	16.212	41	N/A	N/A	N/A
2018	N/A	N/A	N/A	15.914	15.079	23	16.212	15.399	41	N/A	N/A	N/A
2019	N/A	N/A	N/A	15.079	17.464	22	15.399	17.880	42	N/A	N/A	N/A
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.620	10.219	10	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.219	11.463	57	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.563	11.889	5	11.463	11.973	79	11.640	11.989	2
2015	N/A	N/A	N/A	11.889	11.494	8	11.973	11.604	123	11.989	11.626	2
2016	N/A	N/A	N/A	11.494	11.878	8	11.604	12.021	91	11.626	12.050	2
2017	N/A	N/A	N/A	11.878	13.147	8	12.021	13.339	73	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.147	12.587	1*	13.339	12.803	71	13.382	12.847	3
2019	N/A	N/A	N/A	12.587	14.453	1*	12.803	14.738	51	12.847	14.795	5
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.678	10.282	39	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.129	11.908	35	10.282	11.962	90	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.908	12.061	37	11.962	12.146	153	12.500	12.163	6
2015	N/A	N/A	N/A	12.061	11.536	35	12.146	11.646	136	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.536	11.769	34	11.646	11.911	134	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.769	13.571	34	11.911	13.769	145	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.571	12.871	33	13.769	13.092	114	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.871	14.886	33	13.092	15.178	109	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Growth Allocation Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.720	10.416	21	10.722	10.423	16
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.416	11.667	25	10.423	11.681	11
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.667	13.624	30	11.681	13.647	11
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.624	14.247	66	13.647	14.279	10
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.247	13.980	53	14.279	14.018	10
2016	N/A	N/A	N/A	N/A	N/A	N/A	13.980	14.734	42	14.018	14.782	10
2017	N/A	N/A	N/A	N/A	N/A	N/A	14.734	17.149	43	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	17.149	16.129	43	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	16.129	19.048	42	N/A	N/A	N/A
LVIP American Income Allocation Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.398	10.589	14	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.589	11.391	52	N/A	N/A	N/A
2013	N/A	N/A	N/A	12.116	12.182	1*	11.391	12.287	30	11.404	12.307	22
2014	N/A	N/A	N/A	12.182	12.777	1*	12.287	12.920	25	12.307	12.948	22
2015	N/A	N/A	N/A	12.777	12.531	1*	12.920	12.703	16	12.948	12.737	21
2016	N/A	N/A	N/A	12.531	13.071	1*	12.703	13.283	9	12.737	13.325	21
2017	N/A	N/A	N/A	13.071	14.234	1*	13.283	14.502	9	13.325	14.554	21
2018	N/A	N/A	N/A	14.234	13.696	1*	14.502	13.988	9	N/A	N/A	N/A
2019	N/A	N/A	N/A	13.696	15.440	1*	13.988	15.808	8	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.855	9.776	1*	9.863	9.809	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	9.776	9.861	1*	9.809	9.920	25	9.979	9.931	12
2015	N/A	N/A	N/A	9.861	9.769	4	9.920	9.851	48	9.931	9.868	35
2016	N/A	N/A	N/A	9.769	9.834	3	9.851	9.941	66	9.868	9.962	35
2017	N/A	N/A	N/A	9.834	9.875	4	9.941	10.008	75	9.962	10.034	35
2018	N/A	N/A	N/A	9.875	9.836	4	10.008	9.994	75	10.034	10.025	34
2019	N/A	N/A	N/A	9.836	10.119	1*	9.994	10.307	75	10.025	10.344	30
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix E—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased as part of a Fee-Based Financial Plan on or after May 22, 2017 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.
	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Asset Allocation Fund - Class 4
2017	N/A	N/A	N/A	11.583	11.757	6	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.757	11.155	32	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.155	13.449	26	N/A	N/A	N/A
American Funds Blue Chip Income and Growth Fund - Class 4
2017	N/A	N/A	N/A	10.234	11.189	2	10.544	11.195	3
2018	N/A	N/A	N/A	11.189	10.160	2	11.195	10.176	2
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.176	12.292	2
American Funds Bond Fund - Class 4
2017	N/A	N/A	N/A	10.111	10.149	1*	10.108	10.155	1*
2018	N/A	N/A	N/A	10.149	10.029	14	10.155	10.045	1*
2019	N/A	N/A	N/A	10.029	10.906	13	10.045	10.935	1*
American Funds Capital Income Builder® - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.707	10.495	17	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.495	12.307	16	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.052	11.063	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.063	13.258	2	N/A	N/A	N/A
American Funds Global Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.494	10.103	5	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.103	10.832	5	N/A	N/A	N/A
American Funds Global Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.457	10.100	8	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.100	13.164	7	N/A	N/A	N/A
American Funds Global Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.129	11.276	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Portfolio(SM) - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.185	11.557	4	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.557	15.171	4	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 4
2017	N/A	N/A	N/A	10.380	11.316	1*	10.882	11.324	1*
2018	N/A	N/A	N/A	11.316	10.063	7	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.063	13.168	6	N/A	N/A	N/A
American Funds Growth and Income Portfolio(SM) - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.951	11.229	2
2018	N/A	N/A	N/A	12.072	11.130	14	11.229	11.150	1*
2019	N/A	N/A	N/A	11.130	14.474	12	11.150	14.514	1*
E-1

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income Fund - Class 4
2017	N/A	N/A	N/A	10.359	11.236	2	11.262	11.243	2
2018	N/A	N/A	N/A	11.236	10.972	42	11.243	10.989	2
2019	N/A	N/A	N/A	10.972	13.767	3	10.989	13.803	2
American Funds High-Income Bond Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.223	10.241	1*
2018	N/A	N/A	N/A	10.162	9.935	5	10.241	9.950	1*
2019	N/A	N/A	N/A	9.935	11.121	4	9.950	11.149	1*
American Funds International Fund - Class 4
2017	N/A	N/A	N/A	10.590	11.303	1*	11.022	11.310	2
2018	N/A	N/A	N/A	11.303	9.758	7	11.310	9.774	1*
2019	N/A	N/A	N/A	9.758	11.935	6	9.774	11.966	1*
American Funds International Growth and Income Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.064	9.683	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Asset Allocation Fund - Class P2
2017	N/A	N/A	N/A	11.378	11.619	13	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.619	11.017	13	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.017	12.960	13	N/A	N/A	N/A
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2017	N/A	N/A	N/A	11.613	11.798	14	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.798	10.951	38	12.421	10.975	14
2019	N/A	N/A	N/A	10.951	13.150	37	10.975	13.193	14
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2017	N/A	N/A	N/A	11.502	11.743	55	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.743	11.154	68	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.154	13.266	18	N/A	N/A	N/A
American Funds Managed Risk Growth Fund - Class P2
2017	N/A	N/A	N/A	12.647	12.908	6	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.908	12.821	22	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.821	15.562	17	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.543	11.436	9	12.569	11.461	14
2019	N/A	N/A	N/A	11.436	13.598	9	11.461	13.642	14
American Funds Managed Risk Growth-Income Fund - Class P2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Mortgage Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	9.793	9.959	8	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.959	10.406	7	N/A	N/A	N/A
American Funds New World Fund® - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.056	11.237	1*
2018	N/A	N/A	N/A	11.901	9.601	11	11.237	9.616	1*
2019	N/A	N/A	N/A	9.601	12.330	7	9.616	12.362	1*
E-2

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	9.719	9.885	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.885	10.363	1*	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 4
2017	N/A	N/A	N/A	10.004	9.997	3	N/A	N/A	N/A
2018	N/A	N/A	N/A	9.997	10.080	5	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.080	10.191	3	N/A	N/A	N/A
LVIP American Balanced Allocation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.843	10.952	7	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.952	12.761	8	N/A	N/A	N/A
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2017	N/A	N/A	N/A	10.456	10.601	14	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.601	10.210	14	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.210	11.794	14	N/A	N/A	N/A
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2017	N/A	N/A	N/A	10.617	10.833	34	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.833	10.336	37	11.298	10.353	15
2019	N/A	N/A	N/A	10.336	12.025	18	10.353	12.057	15
LVIP American Growth Allocation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	12.307	11.162	14
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.162	13.242	14
LVIP American Income Allocation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	9.938	9.992	3	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.992	10.342	3	N/A	N/A	N/A
*	The numbers of accumulation units less than 1000 were rounded up to one.
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Appendix F — Discontinued Death Benefit and Living Benefit Riders
The Death Benefit and Living Benefit Riders described in this Appendix are no longer available. This Appendix contains important information for Contractowners who purchased their contract and one of the following Death Benefit or Living Benefit Riders.
Death Benefit
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Lincoln IRA Income PlusSM ; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
If you purchased your contract as part of a Fee-Based Financial Plan, Annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments or highest Contract Value. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any. For contracts purchased prior to August 15, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.
The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); minus
•	each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where

(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); plus
•	each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
After the death of a Contractowner, if the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, and the Death Benefit in effect at the time the Beneficiary elected to continue the contract is the EEB Rider Death Benefit, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge that was in effect at the time you purchased your contract.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Charges and Deductions for Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER® Advantage (Managed Risk) Fees. If you elect a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
Lincoln Lifetime IncomeSM Advantage 2.0 is an older version of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) which is still currently available. For more information about Lincoln Lifetime IncomeSM Advantage 2.0 please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The protected lifetime income fee rates for the riders listed above are:
	Current Initial Annual Fee Rate		Guaranteed Maximum Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0; 4LATER® Advantage (Managed Risk)	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)	2.00%	2.00%

The protected lifetime income fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals. (The Protected Income Base is decreased by all withdrawals under 4LATER® Advantage (Managed Risk)); and
•	may increase every Benefit Year upon an Account Value Step-up or an Enhancement. (You may opt out of this increase – see details below.)

The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Advantage (Managed Risk)). This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Protected Income Base each Benefit Year, your fee rate could increase each Benefit Year, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under any version of 4LATER® Advantage (Managed Risk)), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
4LATER® Advantage (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit (0.55% for EGMDB; 0.30% for Guarantee of Principal Death Benefit and 0.20% for Account Value Death Benefit for contracts sold to a Fee-Based Financial Plan (on and after May 22, 2017) (0.90% for EGMDB; 0.65% for Guarantee of Principal Death Benefit; and 0.60% for Account Value Death Benefit prior to May 22, 2017)). Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
See i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who Transition from a Prior Rider in the prospectus for an example of how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated.
Lincoln Lifetime IncomeSM Advantage Fee. While this rider is in effect, there is a fee for Lincoln Lifetime IncomeSM Advantage. The current annual protected lifetime income fee rate is 0.90% of the Protected Income Base (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual fee rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Appendix F – Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a description of the calculation of the Protected Income Base.
The fee is based on the Protected Income Base as increased for subsequent Gross Purchase Payments, Account Value Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the protected lifetime income fee is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Appendix F – Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a discussion and example of the impact of the changes to the Protected Income Base.
Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual fee rate of 1.50%. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Account Value Step-up and is not available if additional Purchase Payments would cause your fee to increase. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
An increase in the Protected Income Base as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Gross Purchase Payment will cause the fee rate for your rider to change to the current fee rate in effect on the next Benefit Year anniversary, but the fee rate will never exceed the guaranteed maximum annual fee rate. The new fee rate will become effective on the Benefit Year anniversary.
The protected lifetime income fee will be discontinued upon termination of the rider. A portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Protected Income Base is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no protected lifetime income fee will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.65% for the i4LIFE® Advantage Account Value Death Benefit; 1.70% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE® Advantage EGMDB.
For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.50% for the i4LIFE® Advantage Account Value Death Benefit; 1.55% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 1.80% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln SmartSecurity® Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Appendix F – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Appendix F – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Gross Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Fee. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® fee rate is currently 0.65% of the Protected Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Protected Income Base. The Protected Income Base (an amount equal to the initial Gross Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Protected Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® protected lifetime income fee rate multiplied by the Protected Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Protected Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® protected lifetime income fee is assessed. The amount we deduct will increase as the Protected Income Base increases, because the fee is based on the Protected Income Base. As described in more detail below, the only time the Protected Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Protected Income Base, a portion of the protected lifetime income fee, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Protected Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® protected lifetime income fee for the reset Protected Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual fee rate will be the current fee rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual fee rate will change to the current fee rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Protected Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Protected Income Base, your 4LATER® protected lifetime income fee rate will never change, although the amount we deduct will change as your Protected Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.80% for the i4LIFE® Advantage Account Value Death Benefit; 1.85% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.10% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase. For contracts purchased as part of a Fee-Based Financial Plan, the total percentage charge is computed daily as follows: 1.65% for the i4LIFE® Advantage Account Value Death Benefit; 1.70% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE® Advantage EGMDB.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider (“LTC Charge”) that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
•	the Acceleration Benefit Charge,
•	the Extension Benefit Charge, and
•	the Optional Nonforfeiture Benefit Charge (if elected).
The first deduction will occur on the business day on or next following the three-month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.
Acceleration Benefit Charge
The Acceleration Benefit Charge has a guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. The current annual charge rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual charge rate may change at any time and will never exceed the guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. We will give you a minimum of 30 days written notice of our intent to raise the current annual charge rate. Any increase to the annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the annual charge rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual charge rate for the Growth Benefit option will not change to the annual charge rate for the Level Benefit after you terminate the automatic step-ups.
The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual charge rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual charge rate is assessed may be higher due to automatic step-ups.
The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by ¼ of the Acceleration Benefit Charge annual charge rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by automatic step-ups or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.
Extension Benefit Charge
The Extension Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Extension Benefit Charge annual charge rates range as set forth in the charts below. The initial Extension Benefit Charge annual charge rate will be stated on the Specifications page of your LTC Rider. We will give you a minimum of 30 days written notice of our intent to raise the current Extension Benefit Charge annual charge rate. Any increase to the current Extension Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Extension Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Extension Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Extension Benefit Charge
45-49	0.26%
50-54	0.30%
55-59	0.32%
60-64	0.38%
65-69	0.50%
70-74	0.68%
Extension Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Extension Benefit Charge
45-49	0.28%
50-54	0.32%
55-59	0.36%
60-64	0.40%
65-69	0.54%
70-74	0.76%
The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Extension Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual charge rate is based upon your age as of the contract date.
Optional Nonforfeiture Benefit Charge
The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual charge rates range as set forth in the charts below. The initial Optional Nonforfeiture Benefit Charge annual charge rate will be stated on the specifications page of your LTC rider. We will give you a minimum of 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual charge rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Optional Nonforfeiture Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Optional Nonforfeiture Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.04%
50-54	0.05%
55-59	0.05%
60-64	0.06%
65-69	0.08%
70-74	0.11%
Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.05%
50-54	0.05%
55-59	0.06%
60-64	0.06%
65-69	0.09%
70-74	0.12%
The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Optional Nonforfeiture Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Gross Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual charge rate is based upon your age as of the contract date.

Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Acceleration Benefit Charge Annual Charge Rate:	0.35%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,230
* $350 Acceleration Benefit Charge (0.35% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06% x $200,000 Extension Benefit) = $1,230 annual LTC Charge

Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Growth Benefit:	$0
Acceleration Benefit Charge Annual Charge Rate:	0.50%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,380
*$500 Acceleration Benefit Charge (0.50% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Benefit Charge (0.06% x $200,000 Extension Benefit)= $1,380 annual LTC Charge
Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum Protected Income Base is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Protected Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements and the step-up to 200% of the initial Protected Income Base (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Protected Income Base called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Protected Income Base (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
If you purchased this rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base. The Protected Income Base is a value used to calculate your withdrawal benefit under this rider. The Protected Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Income Base varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Protected Income Base equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Protected Income Base equals the Contract Value on the effective date of the rider. The maximum Protected Income Base is $10 million. This maximum takes into consideration the total Protected Income Bases under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Protected Income Base as discussed below.
5% Enhancement to the Protected Income Base. On each Benefit Year anniversary, the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Protected Income Base equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base :
Initial Purchase Payment = $100,000; Protected Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Protected Income Base = $125,000

On the first Benefit Year anniversary, the Protected Income Base is $130,750 (= $115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Account Value Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides a greater increase to the Protected Income Base, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Account Value Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59 or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Account Value Step-up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Protected Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Protected Income Base.
Account Value Step-ups of the Protected Income Base. The Protected Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is greater than the Protected Income Base after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Following is an example of how the Account Value Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59 (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$47,750*	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Account Value Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Step-up to 200% of the initial Protected Income Base. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Protected Income Base to 200% of your initial Protected Income Base (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Protected Income Base to an amount higher than that provided by the 5% Enhancement or the Account Value Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Account Value Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59 (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Protected Income Base (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Protected Income Base is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Protected Income Base until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Protected Income Base exceeds 200% of your initial Protected Income Base (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Protected Income Base. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
The following example demonstrates the impact of this step-up on the Protected Income Base:
Initial Purchase Payment at age 55 = $200,000; Protected Income Base = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Protected Income Base is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Protected Income Base is less than $360,000 ($200,000 initial Protected Income Base reduced by the two $10,000 withdrawals x 200%), the Protected Income Base is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Protected Annual Income Amount. You may make periodic withdrawals up to the Protected Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Protected Annual Income amount is greater than zero.
On the effective date of the rider, the Protected Annual Income amount is equal to 5% of the initial Protected Income Base. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue automatically for your life (and your spouse if applicable under joint life option) under the Protected Annual Income Payment Option (discussed later). You may not withdraw the remaining Protected Income Base in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Protected Annual Income amount, will decrease your Contract Value.
The Protected Annual Income amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Protected Annual Income amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician;

an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Protected Annual Income amount also include the Nursing Home Enhancement Protected Annual Income amount.
The Protected Annual Income amount is increased by 5% of any additional Purchase Payments . For example, if the Protected Annual Income amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Protected Annual Income amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Account Value Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Protected Annual Income amount to the greater of:
a.	the Protected Annual Income amount immediately prior to the 5% Enhancement, Account Value Step-up or 200% step-up; or
b.	5% of the Protected Income Base on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Protected Annual Income amount from Lincoln Lifetime IncomeSM Advantage and the Maximum Annual Withdrawal amount from Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Protected Income Base.
Withdrawals after age 59 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59 (single life) or age 65 (joint life) are within the Protected Annual Income amount, then:
1.	the withdrawal will reduce the Protected Income Base by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Protected Annual Income amount will remain the same.
The impact of withdrawals prior to age 59 or age 65 will be discussed later in this section. The following example illustrates the impact of Protected Annual Incomes on the Protected Income Base and the recalculation of the Protected Annual Income amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59 and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$47,750*	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.
The initial Protected Annual Income amount is equal to 5% of the Protected Income Base. Since withdrawals occurred each year (even withdrawals within the Protected Annual Income amount), the 5% Enhancement of the Protected Income Base was not available. However, each year the Account Value Step-up occurred (first, third and fourth Benefit Year anniversaries), the Protected Annual Income amount was recalculated to 5% of the current Protected Income Base.
Withdrawals from Individual Retirement Annuity contracts will be treated as within the Protected Annual Income amount (even if they exceed the 5% Protected Annual Income amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are over age 59 (age 65 of the youngest life for joint life option).
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount. When Excess Withdrawals occur:
1.	The Protected Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction.
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and the Protected Annual Income amount. A $12,000 withdrawal caused a $15,182 reduction in the Protected Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Protected Annual Income amount = $5,000 (5% of the initial Protected Income Base of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Protected Annual Income amount, $7,000 is the Excess Withdrawal):
The Contract Value and Protected Income Base are reduced dollar for dollar for the Protected Annual Income amount of $5,000:
Contract Value = $55,000
Protected Income Base = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Protected Income Base is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Protected Income Base = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Protected Annual Income amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Protected Annual Income amount may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Withdrawals before age 59/65. If any withdrawal is made prior to the time the Contractowner is age 59 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Protected Annual Income amounts, the following will occur:
1.	The Protected Income Base will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction);
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base;
3.	The 5% Enhancement to the Protected Income Base is not available until after an Account Value Step-up to the Contract Value occurs. This Account Value Step-up will not occur until the Contract Value exceeds the Protected Income Base on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59 for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Protected Income Base
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Protected Annual Income amount
If a $5,000 withdrawal is made before age 59, the Protected Income Base will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Protected Annual Income amount is $4,722 (5% x $94,444).

In a declining market, withdrawals prior to age 59 (or 65 if Joint Life) may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Protected Income Base (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Protected Annual Income amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Protected Income Base (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Protected Annual Income amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Protected Income Base of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Protected Annual Income Payout Option. If you are required to annuitize your Protected Annual Income amount because you have reached the Annuity Commencement Date, the Protected Annual Income Payout Option is available.
The Protected Annual Income Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Protected Annual Income amount, you will receive the Protected Annual Income Payment Option.
If you are receiving the Protected Annual Income Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the Protected Annual Income Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Protected Annual Income Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Protected Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Protected Income Base.
Upon the first death under the joint life option, the lifetime payout of the Protected Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Protected Income Base and the Protected Annual Income amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59) to receive Protected Annual Income amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Protected Income Base over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Protected Income Base to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Gross Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Account Value Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Gross Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Gross Purchase Payments automatically increase the Guaranteed Amount by the amount of the Gross Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Gross Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Gross Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000 (less 4.5% sales charge)	$47,750	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000

Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Gross Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Gross Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Gross Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract.
If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if:
•	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
•	the RMD calculation must be based only on the value in this contract;
•	no withdrawals other than RMDs are made within the Benefit Year; and
•	this contract is not a beneficiary IRA.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Excess Withdrawals will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;

2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.

i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Guaranteed Income Benefit. Beginning May 18, 2020, this transition will be made to Guaranteed Income Benefit (Managed Risk). The charge (see Expense Table B), Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of Guaranteed Income Benefit (Managed Risk). This decision must be made prior to the maximum age limit and prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides a Protected Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Protected Income Base. The Protected Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Protected Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Protected Income Base varies based on when you elect the rider. If you elected 4LATER® Advantage (Managed Risk) at the time you purchased the contract, the Protected Income Base equals your initial Purchase Payment. If you elected the rider after you purchased the contract, the initial Protected Income Base equals the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Protected Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payments (not to exceed the maximum Protected Income Base). For example, an additional Purchase Payment of $10,000 will increase the Protected Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal (including the portion of cumulative Advisory Fee Withdrawals over 1.25% of your Contract Value for that Contract Year) reduces the Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Protected Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Protected Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Protected Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Protected Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Protected Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Protected Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Protected Income Base. If the Protected Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Account Value Step-up. The Protected Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after the 5% Enhancement (if any).
The Account Value Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

b.	there were no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Protected Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Protected Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Account Value Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Protected Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $115,000 x 1.05).
Consider a further additional Purchase Payment on day 95 = $10,000; Protected Income Base = $125,000
This additional Purchase Payment is not eligible for the enhancement on the first Benefit year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $115,000 x 1.05 + $10,000).
As explained below, the 5% Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides a greater increase to the Protected Income Base, you will not receive the 5% Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the enhancement would not apply. The 5% Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Account Value Step-ups and the 5% Enhancement affect the Protected Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Protected Income Base with 5% Enhancement	Protected Income Base
Initial Purchase Payment $50,000	$47,750*	N/A	$50,000
1st Benefit Year anniversary	$54,000	$52,500	$54,000
2nd Benefit Year anniversary	$53,900	$56,700	$56,700
*The beginning Contract Value is the initial Purchase Payment ($50,000 in this example) less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Protected Income Base upon death of the Contractowners or Annuitant. In addition, 4LATER® Advantage (Managed Risk) provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the

Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. (If you elected a 4LATER® Advantage (Managed Risk) rider prior to January 1, 2017, and decide to terminate that rider to elect 4LATER® Select Advantage prior to May 18, 2020, this 5-year waiting period is waived.) After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of 4LATER® Select Advantage; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Protected Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected 4LATER® Advantage (Managed Risk) may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). The transition must be made prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage - i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides a Protected Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Protected Income Base. The Protected Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Protected Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Protected Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Protected Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Gross Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Protected Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Protected Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Protected Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Protected Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Protected Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Protected Income Base to the Contract Value. At the end of each completed Waiting Period, the Protected Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Protected Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Protected Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Protected Income Base. 4LATER® provides a 15% automatic enhancement to the Protected Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Protected Income Base. See Maximum Protected Income Base. During the Waiting Period, the Future Protected Income Base is established to provide the value of this 15% enhancement on the Protected Income Base. After each 3-year Waiting Period is satisfied, the Protected Income Base is increased to equal the value of the Future Protected Income Base. The 4LATER® charge will then be assessed on this newly adjusted Protected Income Base, but the charge rate will not change.
Any Gross Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Protected Income Base by the amount of the Gross Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Protected Income Base	$110,000
Future Protected Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Protected Income Base (after 1st Waiting Period)	$126,500
New Future Protected Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Protected Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Protected Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Protected Income Base	$110,000
Future Protected Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Protected Income Base (after 1st Waiting Period)	$125,500
New Future Protected Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Protected Income Base to the Contract Value, the Future Protected Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Protected Income Base to the current Contract Value below.
In all situations, the Future Protected Income Base is subject to the Maximum Protected Income Base described below. The Future Protected Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Protected Income Base will become at the end of the Waiting Period.
Maximum Protected Income Base. The Maximum Protected Income Base is equal to 200% of the Protected Income Base on the 4LATER® Effective Date. The Maximum Protected Income Base will be increased by 200% of any additional Gross Purchase Payments. In all circumstances, the Maximum Protected Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Protected Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.

Each withdrawal will reduce the Maximum Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Protected Income Base	$100,000	Maximum Protected Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Protected Income Base	$ 20,000
New Protected Income Base	$110,000	New Maximum Protected Income Base	$220,000
Future Protected Income Base after Purchase Payment	$125,500	Maximum Protected Income Base	$220,000
Protected Income Base (after 1st Waiting Period)	$125,500
Future Protected Income Base (during 2nd Waiting Period)	$144,325	Maximum Protected Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Protected Income Base	$112,950
Future Protected Income Base	$129,893	Maximum Protected Income Base	$198,000
Resets of the Protected Income Base to the current Contract Value (“Resets”). You may elect to reset the Protected Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Protected Income Base. Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Protected Income Base if your Contract Value has increased above the Protected Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Protected Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Protected Income Base (after the Protected Income Base has been reset to the Future Protected Income Base), we will implement this election and the Protected Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Protected Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Protected Income Base increased to the Future Protected Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Protected Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Protected Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Protected Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Protected Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Protected Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Protected Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or

•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Lincoln Long-Term CareSM Advantage
Beginning May 18, 2020, this rider will no longer be available for sale. The Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider”) provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments (“Long-Term Care Benefits” or “LTC Benefits”) in the event: (1) you are “Chronically Ill,” which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider (“Long-Term Care Services”). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.
If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.
The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts – Investment Requirements. There is no guarantee that the LTC Rider will be available in the future, as we reserve the right to discontinue the benefit at any time. In addition, we may make different versions of the LTC Rider available.
References to Purchase Payment in the Lincoln Long-Term CareSM Advantage description refer to Gross Purchase Payments.
The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.
Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
•	you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis ;
•	for the potential of receiving, in addition to your Contract Value, up to two times your Gross Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
•	for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
•	for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
•	you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
•	you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).
Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
•	You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to income taxes (as investment gains, if any, are deemed to be withdrawn first), and if taken before age 59½, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
•	You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
•	We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts – Living Benefit Riders.
•	You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.
How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the fifth contract anniversary.
Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need (“Plan of Care”). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the “deductible period”). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.
How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider provides for LTC benefit amounts to be withdrawn out of the Contract Value first on a tax-free basis until you either receive your Gross Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.
Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.
What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The initial Extension Benefit is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Gross Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called “Excess Withdrawals.” The Extension Benefit is also reduced by Excess Withdrawals.
•	Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account. In some states the Acceleration Benefit is referred to as the Accumulation Long-Term Care Benefit.
•	Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the initial Acceleration Benefit. The Extension Benefit is not affected by investment results.
•	Growth Benefit: If you are interested in potentially being able to “lock in” any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. Automatic step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that reduce your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to conforming or non-excess withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.
When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum. See Maximum Monthly Level Benefit. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits – Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.
The Acceleration Benefit will be paid monthly over a period of time known as the “Acceleration Benefit Duration.” The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the “Extension Benefit Duration.” The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.
On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the fifth contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).
How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as “Conforming Withdrawals.” However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an “Excess Withdrawal.” This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.
To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Gross Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.
If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.
Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.
What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the “LTC Charge”). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual charge rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions – Protected Lifetime Income Fees – Long-Term CareSM Advantage Charges.
Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.
What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the “Contingent Nonforfeiture Benefit,” provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit if elected. You may also choose to add an enhanced nonforfeiture benefit, called the “Optional Nonforfeiture Benefit,” for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month’s maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider’s termination. Termination of the LTC Rider does not automatically terminate the underlying contract.
What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
•	You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
•	Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the fifth contract anniversary to receive LTC Benefits.

•	You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
•	Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdrawals of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without reducing your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
•	You must wait at least one year before you can take LTC Benefit payments.
•	If you take LTC Benefit payments before the fifth contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the fifth contract anniversary.
•	Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
•	Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
•	If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims-paying ability of Lincoln Life, and will not participate in any market performance.
•	If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.
•	The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge rates are not subject to a maximum, and may increase significantly (subject to state approval).
•	LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.
Eligibility to Purchase the LTC Rider
Eligibility Requirements. Beginning May 18, 2020, the Lincoln Long-Term CareSM Advantage Rider will no longer be available. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
•	The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
•	LTC Benefits are payable to the person insured under the LTC Rider (the “Covered Life”). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
•	The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson’s Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer’s/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
•	You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.
Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.
Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired). Check with your registered representative regarding state specific requirements in California and Maryland.
Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Gross Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Gross Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in California and South Dakota), and the maximum amount of cumulative Gross Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.
Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider.
Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts – Investment Requirements.
Eligibility to Receive LTC Benefit Payments
Establishing Initial Eligibility for LTC Benefits
You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:
PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:	You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.
Step 2:	Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.
Step 3:	You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.
Step 4:	We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.
Step 5:	You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:	You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.
Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living (“ADLs”) for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
•	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
•	Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.
The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.

A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

The six Activities of Daily Living are:
1.	Bathing – the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.	Continence – the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3.	Dressing – the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.	Eating – the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5.	Toileting – the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6.	Transferring – the ability to move oneself into or out of a bed, chair or wheelchair.
Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.
Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
•	alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
•	care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia
•	treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
•	treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
•	services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
•	services or care provided to you outside the United States
•	all care and support services that are provided by immediate members of your family, whether paid or unpaid.
Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.
Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.

Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount. See General Provisions – Federal Taxation.
Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state in which the LTC Rider is issued) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.
Establishing Continued Eligibility for LTC Benefits
Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:
Every Three Months:	You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three-month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after the three-month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 800-487-1485.
Every Year:	At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 800-487-1485.
Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.
Verification of Continued Eligibility
At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
•	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
•	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
•	requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.
Overpayment of LTC Benefits
If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within 60 days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.
Determining LTC Benefits
General Summary of LTC Benefits
Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.
Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
•	You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Gross Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
•	You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
•	You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the third contract anniversary.
•	Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.
Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.
As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The Extension Benefit at issue of the LTC Rider is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount is also important as it affects the charges you pay for the LTC Rider. See “LTC Charges” for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.
Acceleration Benefit
•	First payments made under the LTC Rider
•	Deducted from your Contract Value
•	Equals your initial Gross Purchase Payment and any subsequent Gross Purchase Payments made in the first 90 days
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
•	If the Contract Value is reduced to zero, benefits are paid by us from our general account
•	Not affected by investment results

⇩

Extension Benefit
•	Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
•	Paid by us from our general account
•	Equals double the Acceleration Benefit as of the 90th day after the contract date
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the Extension Benefit
•	Not affected by investment results
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Growth Benefit
•	May be purchased for an additional cost
•	Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
•	Payments made in addition to Acceleration Benefit and Extension Benefit payments
•	Deducted from your Contract Value
•	Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
•	Payments reduce the LTC Guaranteed Amount and Growth Benefit
•	If the Contract Value is reduced to zero, LTC benefits are paid by us from our general account
•	Each annual step-up is not affected by subsequent investment results

⇩
Withdrawals
•	Permitted any time in addition to LTC Benefit payments
•	Unless the Growth Benefit has been elected, will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
•	The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
•	If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
•	Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
•	Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)
Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.
Acceleration Benefit Payments
Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits – Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value.
Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase Payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration Benefit.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims-paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.
Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.
Extension Benefit Payments
Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Extension Benefit Duration = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

Extension Benefit = twice the initial Acceleration Benefit (GrossPurchase Payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this discussion), less Extension Benefit payments.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.

Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent Gross Purchase Payment is made prior to the 90th day after the contract date.
Initial Gross Purchase Payment January 1 (contract date equals January 1):	$100,000
Contract Value January 1:	$100,000
LTC Guaranteed Amount January 1 (equals initial Gross Purchase Payment):	$100,000
Acceleration Benefit January 1 (equals LTC Guaranteed Amount):	$100,000
Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):	$200,000
Contract Value February 1 prior to subsequent Gross Purchase Payment:	$110,000
Subsequent Purchase Payment received February 1:	$100,000
LTC Guaranteed Amount after subsequent Purchase Payment
($100,000 LTC Guaranteed Amount + $100,000 subsequent Gross Purchase Payment made within 90 days of contract date):	$200,000
Acceleration Benefit after subsequent Gross Purchase Payment:	$200,000

Extension Benefit after subsequent Gross Purchase Payment
(2 x $200,000 Acceleration Benefit):	$400,000
Contract Value after additional Gross Purchase Payment:	$210,000
Maximum Monthly Level Benefit
The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the fifth contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to fifth contract anniversary. If you receive LTC Benefit payments prior to the fifth contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.
Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the fifth contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).
Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.
IMPORTANT NOTE:
We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. After the fifth contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (which means you will have a shorter period of time to access the money we pay from our general account during the Extension Benefit period). This discussion assumes that you do not begin taking LTC Benefit payments until after the fifth contract anniversary. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See “Determining LTC Benefits – Electing to Receive LTC Benefits Before the Fifth Contract Anniversary.”
Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a “nursing home” or are receiving “hospice care” (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly Level Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly Level Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly Level Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month.

*	Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.
The Maximum Monthly Level Benefit amount will not change after the fifth contract anniversary unless you make an Excess Withdrawal (as described below). If, after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the fifth Contract Year. Assume LTC Benefit payments begin after the fifth contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
On fifth contract anniversary:
Acceleration Benefit:	$100,000
Acceleration Benefit Duration:	24 months
Extension Benefit:	$200,000
Extension Benefit Duration:	48 months
Maximum Monthly Level Benefit ($100,000/24):	$4,166.67
Monthly LTC Benefit payment (50% of $4,166.67):	$2,083.33
On the sixth contract anniversary:
Remaining Acceleration Benefit:
($100,000 – LTC Benefit payments of $25,000 ($2,083.33 x 12))	$75,000
Remaining Acceleration Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit): ($75,000 / $2,083.33)	36 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($75,000 / $4,166.67)	18 months
Remaining Extension Benefit:	$200,000
Remaining Extension Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit each year): ($200,000 / $2,083.33)	96 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($200,000 / $4,166.67)	48 months
Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.
During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.
Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.
In all cases, you should also consider the limits imposed under IRS rules. See General Provisions – Federal Taxation below.
Growth Benefit Option
At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.
Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Gross Purchase Payment (and any subsequent Gross Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).
On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to automatic step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the automatic step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.
Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract Value as of the contract anniversary if:
•	The Covered Life is still living and under age 76;
•	The Contract Value on that contract anniversary is greater than the LTC Guaranteed Amount; and
•	The maximum LTC Guaranteed Amount limit has never been reached.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount “stepped up” that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the automatic step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the automatic step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.
You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.
Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further automatic step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.
Example: Following is an example of how the automatic step-ups will work through the first three contract anniversaries (assuming no withdrawals).
Total Gross Purchase Payments added to the contract as of 90th day after the contract date:	$200,000
LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase Payments made into the contract:	$200,000
Acceleration Benefit as of 90th day after the contract date:	$200,000
Total Contract Value on first contract anniversary reflecting investment gain:	$225,000
New LTC Guaranteed Amount on first contract anniversary:
(LTC Guaranteed Amount steps up since $225,000 is greater than LTC Guaranteed Amount of $200,000)	$225,000
Growth Benefit on first contract anniversary
($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 25,000

Total Contract Value on second contract anniversary reflecting investment loss from previous contract anniversary
($225,000 LTC Guaranteed Amount does not change as the Contract Value of $218,000 is less; $25,000 Growth Benefit does not change):	$218,000
Total Contract Value on third contract anniversary reflecting investment gain from previous contract anniversary:	$240,000
New LTC Guaranteed Amount on third contract anniversary
(LTC Guaranteed Amount steps up as $240,000 is greater than LTC Guaranteed Amount of $225,000):	$240,000
Growth Benefit on third contract anniversary
($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 40,000
You may choose to irrevocably terminate the automatic step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate automatic step-ups after the fifth contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the automatic step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions – Protected Lifetime Income Fees – Long-Term CareSM Advantage Charge.
Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life.
Maximum Monthly Growth Benefit
The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.
Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.
The Maximum Monthly Growth Benefit amount = [i ÷ ((ii + iii) ÷ iv)] where:
(i)	equals the Growth Benefit on the contract anniversary;
(ii)	equals any remaining Acceleration Benefit on the contract anniversary;
(iii)	equals any remaining Extension Benefit on the contract anniversary; and
(iv)	equals the Maximum Monthly Level Benefit amount on the contract anniversary.
When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.
Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount
Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:

Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly LTC Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly LTC Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly LTC Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly LTC Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly LTC Benefit amount the following month.

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly LTC Benefit amount for assisted living services.
Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract Value from investment gains of $20,000 and assuming $100,000 Gross Purchase Payments were made prior to 90th day after the contract date.
Acceleration Benefit on fifth contract anniversary:	$100,000
Extension Benefit on fifth contract anniversary:	$200,000
Contract Value on fifth contract anniversary:	$120,000
LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of $120,000:	$120,000
Growth Benefit
($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):	$20,000
Maximum Monthly Level Benefit
($100,000 ÷ 24 months of Acceleration Benefit Duration left):	$4,166.67
Maximum Monthly Growth Benefit
[$20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷ $4,166.67 Maximum Monthly Level Benefit)]:	$277.78
Maximum Monthly LTC Benefit ($4,166.67 + $277.78):	$4,444.45
Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.
Example: Continuing the prior example if, during the first six months of the Contract Year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current Contract Year.
Electing to Receive LTC Benefits Before the Fifth Contract Anniversary
As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the fifth contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the fifth contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the fifth contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.
The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the fifth contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.
LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1*	84 months	168 months	252 months
2	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months
5	36 months	72 months	108 months
6+	24 months	48 months	72 months
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period.
When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the fifth contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.
Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the fifth contract anniversary. This chart illustrates a Gross Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.
Maximum Monthly Level Benefit (annualized) based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration Benefit	1*
	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,000
	6	$16,667	$20,000	$25,000	$33,000	$50,000
	7	$16,667	$20,000	$25,000	$33,000	$50,000
Extension Benefits	8	$16,667	$20,000	$25,000	$33,000	$50,000
	9	$16,667	$20,000	$25,000	$33,000	$50,000
	10	$16,667	$20,000	$25,000	$33,000	$50,000
	11	$16,667	$20,000	$25,000	$33,000	$50,000

Maximum Monthly Level Benefit (annualized) based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
	12	$16,667	$20,000	$25,000	$33,000
	13	$16,667	$20,000	$25,000	$33,000
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period. For illustrative purposes, this chart does not include satisfaction of the deductible period.

Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the third Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
LTC Guaranteed Amount as of second contract anniversary:	$100,000
Acceleration Benefit (equals LTC Guaranteed Amount):	$100,000
Extension Benefit (2 x Acceleration Benefit):	$200,000
Acceleration Benefit Duration (from LTC Benefit Duration chart):	60 months
Maximum Monthly Level Benefit
($100,000 Acceleration Benefit ÷ 60 months):	$1,666.67 or $20,000 per year
Extension Benefit Duration (from LTC Benefit Duration chart):	120 months
By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third Contract Year) of the available annual amount of $20,000.
LTC Guaranteed Amount as of the third contract anniversary
($100,000 - $10,000 LTC Benefit payment in prior Contract Year):	$90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):	$90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):	$200,000
Acceleration Benefit Duration:	48 months
Maximum Monthly Level Benefit
($90,000 Acceleration Benefit ÷ 48 months):	$1,875.00 or $22,500 per year

Extension Benefit Duration
($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):	107 months
The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.
On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Withdrawals
You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract. See The Contracts—Surrenders and Withdrawals.
Conforming Withdrawals
If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments . Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, the Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.
Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)	equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)	equals all prior withdrawals in that Contract Year.
Excess Withdrawals
Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected.
More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
•	Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 – the Reduction Percentage due to Excess Withdrawal).
•	The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal ÷ Contract Value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.
Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.

Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
LTC Guaranteed Amount:	$320,000
Acceleration Benefit:	$120,000
Extension Benefit:	$240,000
Maximum Monthly Level Benefit:	$5,000
Growth Benefit:	$200,000
Maximum Monthly Growth Benefit:	$2,778
Excess Withdrawal from Contract Value:	$4,000
Contract Value immediately prior to Excess Withdrawal:	$85,000
Reduction Percentage due to Excess Withdrawal
[$4,000 Excess Withdrawal ÷ $85,000 Contract Value]:	4.71%
LTC Guaranteed Amount after Excess Withdrawal
[$320,000 LTC Guaranteed Amount x (1-4.71%)]:	$304,928
Extension Benefit after Excess Withdrawal
[$240,000 x (1-4.71%)]:	$228,696
Maximum Monthly Level Benefit after Excess Withdrawal
[$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:	$4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:	$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
[$2,778 Maximum Monthly Growth Benefit x (1-4.71%)]:	$2,647
LTC Fixed Account
The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.
On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the “Establishing Benefit Eligibility” section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.
On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.
If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts – Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.

Termination
Termination Events
The LTC Rider will terminate under any of the following circumstances:
•	termination of the contract;
•	upon written request to terminate the LTC Rider after the third contract anniversary (you may not request to terminate the LTC Rider prior to the third contract anniversary);
•	you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE® Advantage (with or without the Guaranteed Income Benefit);
•	on the date the Contractowner is changed due to death or divorce;
•	upon the death of the Covered Life;
•	45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
•	an Excess Withdrawal reduces the Contract Value to zero;
•	all LTC Benefits are reduced to zero;
•	you terminate the LTC Rider under either Nonforfeiture Benefit provision;
•	within the first six months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider;
•	after the first six months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider; or
•	after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.
Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.
Nonforfeiture Benefit
The LTC Rider provides a nonforfeiture benefit (“Nonforfeiture Benefit”) if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
•	There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
•	You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is “enhanced” because you may terminate the LTC Rider for any reason after three years, rather than just if there is a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the “Nonforfeiture Benefit Amount”) the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
•	one month’s Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.
Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.
Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
•	the sum of the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, has increased by more than a specified percentage over the initial charge; and
•	you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, is increased.
The specified percentage of change to the sum of the Extension Benefit Charge rate and/or the Optional Nonforfeiture Benefit Charge rate that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:
Age on Contract Date	Percent Over Initial Charge	Age	Percent Over Initial Charge
45 – 49	130%	66	48%
50 – 54	110%	67	46%
55 – 59	90%	68	44%
60	70%	69	42%
61	66%	70	40%
62	62%	71	38%
63	58%	72	36%
64	54%	73	34%
65	50%	74	32%
Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
•	you surrender the contract at least three years after the contract date; or
•	you submit a written request to terminate the LTC Rider at least three years after the contract date; or
•	you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the contract date.
If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.
General Provisions
Death Benefits
The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the “Death Benefit” section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner’s death. The EEB Death Benefit is not available with the LTC Rider.
The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts – Death Benefits.
Investment Requirements
By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts – Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.

Federal Taxation
Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.
Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner’s basis in the contract. These payments may also reduce the basis in your annuity contract.
If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.
If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $380.00 per day or $138,700 annually for 2020), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.
Maturity Date
When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant’s 99th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.
If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 99), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.
If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.
If LTC Benefit payments end after you reach age 99 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 99 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.
Any LTC Benefit paid after age 99 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.
Misstatement of Age or Sex
If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.
LTC Rider Return Privilege
You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

Monthly Statements
In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions – Death Benefits for a description of the impact of the LTC Rider on Death Benefits.

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Appendix G — Protected Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between March 16, 2020 and April 30, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.20%	55 – 58	2.90%
59 – 64	4.10%	59 – 64	4.00%
65 – 69	5.35%	65 – 69	5.00%
70 – 74	5.45%	70 – 74	5.10%
75+	5.60%	75+	5.20%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.20%
59 – 64	4.40%	59 – 64	4.10%
65 – 69	5.50%	65 – 69	5.20%
70 – 74	5.60%	70 – 74	5.30%
75+	5.70%	75+	5.40%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between July 15, 2019 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between April 1, 2019 and July 14, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.80%	70 – 74	5.60%

Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between October 1, 2018 and March 31, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.60%	65 – 74	5.35%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between September 25, 2017 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.50%	65 – 74	5.25%
75+	5.85%	75+	5.60%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017 but prior to September 25, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after May 20, 2013 but prior to January 23, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%

Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20, 2013
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Lincoln Lifetime IncomeSM Advantage 2.0 for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after April 2, 2012 but prior to December 3, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Lincoln Lifetime IncomeSM Advantage 2.0 rider elections prior to April 2, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Market Select® Advantage
Protected Annual Income Rates by Ages:
Lincoln Market Select® Advantage applications or rider election forms signed between March 16, 2020 and April 30, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.10%	55 – 58	2.85%
59 – 64	4.00%	59 – 64	3.65%
65 – 69	5.10%	65 – 69	4.65%
70 – 74	5.15%	70 – 74	4.75%
75+	5.55%	75+	5.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.25%	55 – 58	3.00%
59 – 64	4.15%	59 – 64	3.85%
65 – 69	5.15%	65 – 69	4.85%
70 – 74	5.35%	70 – 74	5.00%
75+	5.55%	75+	5.25%
For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between October 1, 2018 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 69	5.25%	65 – 69	5.15%
70 – 74	5.50%	70 – 74	5.25%
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 74	5.25%	65 – 74	5.00%

Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between January 19, 2018 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65 – 74	5.00%	65 – 74	4.50%
75+	5.50%	75+	5.00%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between August 29, 2016 (October 3, 2016 for existing Contractowners) and January 18, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Max 6 SelectSM Advantage
Protected Annual Income Rates by Ages:
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Max 6 SelectSM Advantage applications or rider election forms signed between October 1, 2018 and April 30, 2020
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 69	6.50%	6.00%
70 – 74	6.75%	6.25%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage applications signed between January 19, 2018 and September 30, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%

TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
59 – 64	5.50%	5.00%
65 – 74	6.50%	6.00%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage applications signed between May 22, 2017 and January 18, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.00%	3.50%	55+	3.00%
59 – 64	5.00%	4.50%
65 – 74	6.00%	5.50%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln IRA Income PlusSM
Protected Annual Income Rates by Ages:
Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.
For both Option 1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Protected Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B.
Lincoln IRA Income PlusSM applications or rider election forms signed between May 20, 2019 and April 30, 2020:
Option 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life
70+	6.25%	N/A%	70+	5.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Option 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option
70+	7.00%	N/A	70+	4.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Wealth PassSM
Protected Annual Income Rates by Ages:
Lincoln Wealth PassSM applications or rider election forms signed between September 16, 2019 and April 30, 2020
Age	PAI Rate
0 – 54	4.50%

Age	PAI Rate
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%

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Appendix H — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Select Guaranteed Income Benefit elections and for purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between November 18, 2019 and April 30, 2020
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 – 58	3.00%
59 - 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit elections between August 29, 2016 (October 3, 2016 for existing Contractowners) and November 17, 2019, or for purchasers of Lincoln Market Select® Advantage between August 29, 2016 (October 3, 2016 for existing Contractowners) and November 17, 2019, or for purchasers of 4LATER® Select Advantage between January 9, 2017 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*In order to have received the percentage indicated, your applications or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
H-1

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between November 18, 2019 and April 30, 2020.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.25%
59 - 64	4.00%	59 – 64	3.75%
65 – 69	5.00%	65 – 69	4.25%
70 – 74	5.25%	70 – 74	4.50%
75 – 79	5.50%	75 – 79	5.00%
80+	5.50%	80+	5.25%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between November 18, 2019 and April 30, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 –58	3.00%
59 – 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between February 19, 2019 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65 – 69	5.00%	65 – 69	4.50%
70 – 74	5.25%	70 – 74	5.00%
75 – 79	5.50%	75 – 79	5.25%
80+	5.50%	80+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
H-2

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections on or after May 20, 2013 and prior to February 18, 2019, or for purchasers of 4LATER® Advantage (Managed Risk) on or after May 20, 2013 or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after November 17, 2019.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option**
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Protected Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

**	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Protected Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
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i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
H-4

SAI 1

American Legacy Shareholder's Advantage®
Lincoln National Variable Annuity Account H
(Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy Shareholder's Advantage® prospectus of Lincoln National Variable Annuity Account H dated May 1, 2020. You may obtain a copy of the American Legacy Shareholder's Advantage® prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.

This SAI is not a prospectus.
The date of this SAI is May 1, 2020.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln National Variable Annuity Account H, as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $274,962,118, $285,732,649 and $262,118,124 to LFN and Selling Firms in 2017, 2018 and 2019 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
B-4

units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
B-5

issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by
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sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life appear on the following pages.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
B-7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates and Guaranteed Income Benefit percentages for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on or after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Protected Annual Income Rates

The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.20%	55-58	2.90%
59-64	4.50%	59-64	4.00%
65-69	5.35%	65-69	5.00%
70-74	5.45%	70-74	5.10%
75+	5.60%	75+	5.20%

Guaranteed Income Benefit Percentages

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The following rates apply to i4LIFE ® Advantage Guaranteed Income Benefit (Managed Risk) elections for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates, and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the rates and percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE ® Advantage Guaranteed Income Benefit percentages that we are currently offering. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after January 21, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

i4LIFE ® Advantage Guaranteed Income Benefit (Managed Risk)

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-64	4.00%
65-69	4.50%	65-69	4.00%
70-74	5.00%	70-74	4.50%
75-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after January 21, 2020. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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Prospectus 2

American Legacy Shareholder's Advantage® (A Class)
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account H
May 1, 2020
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Gross Purchase Payment for the contract is $1,500. Additional Gross Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually. We reserve the right to limit, restrict, or suspend Gross Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Net Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Net Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
American Funds Insurance Series®:
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Capital Income Builder®
American Funds Capital World Bond Fund
(formerly American Global Bond Fund)
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund

1

American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Mortgage Fund
American Funds New World Fund®
American Funds U.S. Government/AAA-Rated Securities Fund
American Funds Ultra-Short Bond Fund
American Funds Insurance Series® – Portfolio SeriesSM:
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
Lincoln Variable Insurance Products Trust:
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund*
LVIP American Global Growth Allocation Managed Risk Fund*
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
LVIP American Preservation Fund
*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Gross Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
2

3

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Account Value Step-up—(may be referred to as Account Value lock-in in marketing materials)—Under certain Living Benefit Riders, the Guaranteed Amount or Protected Income Base and/or Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allo-
cations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased, subject to certain conditions and limitations.
Enhancement Base—Under certain Living Benefit Riders, a value used to calculate the amount added to the Protected Income Base when an Enhancement occurs. The Enhancement Base is equal to the Contract Value on the effective date of the rider, and is adjusted as set forth in this prospectus.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which an Enhancement is in effect. A new Enhancement Period may begin each time an Account Value Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Gross Purchase Payments—Amounts paid into the contract before deduction of the sales charge. References to Purchase Payments refer to Gross Purchase Payments unless otherwise stated.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

4

Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln SmartSecurity® Advantage.
Net Purchase Payments—The Gross Purchase Payment amount less the sales charge. The Net Purchase Payment is the amount placed in the fixed account and/or the variable account.
Nursing Home Enhancement—A feature that will increase the Protected Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Protected Annual Income—(may be referred to Guaranteed Annual Income or Maximum Annual Withdrawal in your contract)—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Protected Annual Income Payout Option—(may be referred to as Guaranteed Annual Income Amount Annuity Payout Option
or Maximum Annual Withdrawal Amount Annuity Payout Option in your contract)—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life.
Protected Income Base—(may be referred to as Income Base or Guaranteed Amount in your contract)—Under certain Living Benefit Riders, the Protected Income Base is a value used to calculate your Protected Annual Income amount or the minimum payouts under your contract at a later date.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current withdrawal rates or Guaranteed Income Benefit percentages under certain Living Benefit Riders.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a registered representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and for contracts purchased prior to November 9, 2009 only, their spouses and minor children.
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
5

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Sales charge (as a percentage of Gross Purchase Payments):[1]	5.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For contracts purchased prior to February 8, 2010, the maximum sales charge is 5.75%. See Charges and Other Deductions.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$20

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[2,3]
Guaranteed Maximum and Current Product Charges:
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	1.15%
Administrative Charge	0.10%
Total Separate Account Expenses	1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.10%
Total Separate Account Expenses	1.05%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	0.70%
Administrative Charge	0.10%
Total Separate Account Expenses	0.80%
Account Value Death Benefit
Mortality and Expense Risk Charge	0.65%
Administrative Charge	0.10%
Total Separate Account Expenses	0.75%

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Optional Protected Lifetime Income Fees:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21. 2018:[4,5]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Lifetime IncomeSM Advantage:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[7]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[8]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	For contracts purchased on or after June 6, 2005 and prior to November 15, 2010, the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	The mortality and expense risk charge is 0.65% (0.50% for contracts purchased prior to November 15, 2010) and administrative charge rate is 0.10% for all contracts on and after the Annuity Commencement Date.
[4]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, any applicable step-ups and Enhancements, and decreased by Excess Withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
[5]	The fee for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase. See Charges and Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for more information.
[6]	As an annualized percentage of the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[7]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[8]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This fee is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the protected lifetime income fee will increase from 0.50% to 0.65% upon the next election to reset the Protected Income Base. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.

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TABLE B
Expenses for a Contract that has elected i4LIFE® Advantage
Annual Account Fee:[1]	$20

i4LIFE® Advantage without a Guaranteed Income Benefit rider[2]
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.45%
Guarantee of Principal Death Benefit	1.20%
Account Value Death Benefit	1.15%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4):[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.45%	3.45%
Current Charge	2.10%	2.30%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%	3.20%
Current Charge	1.85%	2.05%
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%	3.15%
Current Charge	1.80%	2.00%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	2.95%
Current Charge	1.95%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	2.70%
Current Charge	1.70%
Account Value Death Benefit
Guaranteed Maximum Charge	2.65%
Current Charge	1.65%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. For contracts purchased prior to November 15, 2010, the annual charge rates are as follows: EGMDB 1.30%; Guarantee of Principal 1.15%; Account Value 1.05%. The i4LIFE® Advantage charge rate is reduced to 1.15% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information.
[3]	The current annual charge rate for the Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) riders is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.15%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	The current annual charge rate for the Guaranteed Income Benefit (version 1, 2 and 3) is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.15%. The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

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TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Annual Account Fee:[1]	$20

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) [2]
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.05%
Guarantee of Principal Death Benefit	0.80%
Account Value Death Benefit	0.75%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2,0 (Managed Risk) riders elected on or after May 21, 2018:[3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2,0 (Managed Risk) riders elected prior to May 21 2018:[2,3]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	These charges also apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

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TABLE D
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$20

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	2.95%
Current Charge	2.10%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	2.70%
Current Charge	1.85%
Account Value Death Benefit
Guaranteed Maximum Charge	2.65%
Current Charge	1.80%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.15%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2019, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.55%	1.25%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.55%	1.20%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2021. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
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The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,055	$2,106	$3,208	$6,160
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,055	$2,106	$3,208	$6,160
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,018	$1,954	$2,892	$5,239
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,018	$1,954	$2,892	$5,239
For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract.
This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Net Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.
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Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.
How does the contract work? If we approve your application, we will send you a contract. When you make Net Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. In addition, there is an administrative charge. The charges and/or fees for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
A front-end load is determined based on the Gross Purchase Payment as it is received. The amount of the sales charge on any current Gross Purchase Payment may be reduced based on the assets accumulated under the terms of the contract. The maximum front-end load is 5.50% (5.75% for contracts purchased prior to February 8, 2010) of the Gross Purchase Payment.
Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for the transfers after the first 12 transfers within a Contract Year.
We will deduct any applicable premium tax from Gross Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage if elected. See The Contracts and Annuity Payouts.
For more information about the compensation we pay for sales of the contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. Alternatively, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
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What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lfietime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit). See Living Benefit Riders later in this prospectus regarding limitations on the availability of the riders.
We reserve the right to discontinue offering any of the Living Benefit Riders to new purchasers or existing Contractowners at any time. This means there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available at any time. Unavailable riders are described in an Appendix to this prospectus.
Can I transition from my Living Benefit Rider to i4LIFE® Advantage Guaranteed Income Benefit? Under the terms of certain Living Benefit Riders you are guaranteed the right to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. Please refer to the section of this prospectus that discusses your Living Benefit Rider for more information on whether you are eligible to transition. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your current Living Benefit Rider, you may defer taking withdrawals until a later date. When deciding whether to make this transition, you should consider that, depending on your age (and the age of your spouse under the joint life option) and selected features of i4LIFE® Advantage, i4LIFE® Advantage may provide a higher payout than the payouts from your current Living Benefit Rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Appendixes A and B to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.
Non-standard results will be calculated without sales charges. These results may be higher.
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There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn in and volatility of the financial markets, record-low interest rates and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to react and evolve, we cannot reasonably estimate the length or severity of this event or the impact to our results of operations, financial condition and cash flows. However, in general, a deterioration in general economic and business conditions can have a negative impact on contract values, investment results and claims experience, while declines in or sustained low interest rates can cause a reduction in investment income, the interest margins of our businesses and demand for our products.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would
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like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Net Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Adviser
The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are
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negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.26%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment
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Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Riders purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Asset Allocation Fund (Class 2): High total return (including income and capital gains) consistent with preservation of capital over the long term.
•	American Funds Blue Chip Income and Growth Fund (Class 2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	American Funds Capital Income Builder® (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Capital World Bond Fund (Class 2): To provide, over the long term, with a high level of total return consistent with prudent investment management.
(formerly American Funds Global Bond Fund)
•	American Funds Global Balanced Fund (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
•	American Funds Global Growth and Income Fund (Class 2): Long-term growth of capital while providing current income.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	American Funds International Fund (Class 2): Long-term growth of capital.
•	American Funds International Growth and Income Fund (Class 2): Long-term growth of capital while providing current income.
•	American Funds Managed Risk Asset Allocation Fund (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Mortgage Fund (Class 2): To provide current income and preservation of capital.
•	American Funds New World Fund® (Class 2): Long-term capital appreciation.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
•	American Funds Ultra-Short Bond Fund (Class 2): To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.
American Funds Insurance Series® - Portfolio SeriesSM, advised by Capital Research and Management Company
•	American Funds Global Growth PortfolioSM (Class 4): Long-term growth of capital; a fund of funds.
•	American Funds Growth and Income PortfolioSM (Class 4): Long-term growth of capital and income; a fund of funds.
•	American Funds Managed Risk Global Allocation PortfolioSM (Class P2): High total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth and Income PortfolioSM (Class P2): Long-term growth of capital and current income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth PortfolioSM (Class P2): Long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
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Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP American Global Balanced Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital. A fund of funds.
This fund is not available in contracts issued on or after May 16, 2016.
•	LVIP American Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
This fund is not available in contracts issued on or after May 16, 2016.
•	LVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital; a fund of funds.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund
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to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain of the underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
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	Estate Enhancement Benefit rider (EEB)	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	1.15%	0.95%	0.70%	0.65%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount*	1.25%	1.05%	0.80%	0.75%
*	For contracts purchased prior to November 15, 2010, the total annual charges are as follows: EEB 1.10%; EGMDB 0.90%; Guarantee of Principal 0.75%; Account Value 0.65%. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
Sales Charge
A front-end load, or sales charge, will be applied to all initial and subsequent Gross Purchase Payments that you make. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Subaccount and/or fixed account. The sales charge is a percentage of each Gross Purchase Payment and is based on the owner's investment amount at the time each Gross Purchase Payment is made:
For contracts purchased on or after February 8, 2010, the sales charge is calculated according to the following scale:
Owner's Investment	Sales Charge
$0 - $49,999	5.50%
$50,000 - $99,999	4.50%
$100,000 - $249,999	3.50%
$250,000 - $499,999	2.50%
$500,000 - $999,999	2.00%
$1,000,000 or greater	1.00%
For contracts purchased prior to February 8, 2010, the sales charge is calculated according to the following scale:
Owner's Investment	Sales Charge
Under $25,000	5.75%
$25,000-$49,999	5.00%
$50,000-$99,999	4.50%
$100,000-$249,999	3.50%
$250,000-$499,999	2.50%
$500,000-$749,999	2.00%
$750,000-$999,999	1.50%
$1,000,000 or greater	1.00%
For contracts purchased on or after November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:
1.	the current Gross Purchase Payment and,
2.	if making an addition to an existing contract, the higher of:
a.	the existing Contract Value, or;
b.	the sum of all previous Gross Purchase Payments made into the existing contract less any withdrawals.
No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state.
For contracts purchased prior to November 9, 2009, the owner's investment is defined, in accordance with our procedures, as the sum of:
a)	The Contract Values for any individual Lincoln variable annuity contracts owned by an eligible owner (defined below)
b)	the amount (in dollars) of an eligible owner's investment in existing retail mutual funds (excluding those assets in fee based or advisory accounts) in The American Funds Group
c)	the amount of the current Gross Purchase Payment you are making into this contract.
These calculations may vary based upon the requirements of your state. Please check with your registered representative. Currently, direct purchases of money market funds are excluded from this program. No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state.
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An eligible owner includes you as the Contractowner of your American Legacy Shareholder's Advantage contract, any joint owner you have named and any non-natural owner if the Contractowner's or joint owner's social security number is listed on the contract or account.
For contracts purchased prior to November 9, 2009, these calculations may vary based upon the requirements of your state. Please check with your registered representative. Currently, direct purchases of money market funds are excluded from this program. No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state.
You might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of Purchase Payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months, if it is less than the sales charge based on your initial Purchase Payment. If you do not make the amount of Purchase Payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of Purchase Payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionately from your Contract Value during the fourteenth month. If you make a subsequent Purchase Payment into this contract, we may also accept a Letter of Intent for another thirteen month period. We reserve the right to discontinue this option at any time.
Account Fee
During the accumulation period, we will deduct an account fee of $20 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary (or date of surrender). There is no account fee on contracts issued to Selling Group Individuals.
Protected Lifetime Income Fee
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a protected lifetime income fee will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Fee. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), there is a fee associated with that rider for as long as the rider is in effect. The fee rates for the rider are:
	Guaranteed Maximum Annual Fee Rate		Current Initial Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018	2.25%	2.45%	1.25% (0.3125% quarterly)	1.50% (0.3750% quarterly)
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	2.00%	2.00%	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)

The fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals; and
•	may increase every Benefit Year upon an Enhancement that occurs after the tenth Benefit Year anniversary, or upon an Account Value Step-up. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee rate is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
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The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base and Enhancement Base, if applicable, will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals. This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups. If you opt out of an Account Value Step-up, you are still eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up.
The annual protected lifetime income fee rate will increase to the then current protected lifetime income fee rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual protected lifetime income fee rate may increase each time the Protected Income Base increases as a result of the Enhancement, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further protected lifetime income fee will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments, Guaranteed Income Benefit payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.45%
Guarantee of Principal Death Benefit	1.20%
Account Value Death Benefit	1.15%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.15%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) riders and Guaranteed Income Benefit (version 4) riders are each subject to a current annual charge rate of 0.65% (0.85% joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.10%	2.30%
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	(1.95% for version 1, 2 and 3)	(1.95% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	1.85%	2.05%
	(1.70% for version 1, 2 and 3)	(1.70% for version 1, 2 and 3)
Account Value Death Benefit	1.80%	2.00%
	(1.65% for version 1, 2 and 3)	(1.65% for version 1, 2 and 3)
These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 may have different charges for i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of:
	Single Life	Joint Life
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4)	2.00%	2.00%
Guaranteed Income Benefit (version 2 and 3)	1.50%	1.50%
If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For Managed Risk and version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider . If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (“Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit available to you. If you make this transition, your protected lifetime income fee of the Prior Rider will be your initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
For all such elections, this charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions from the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
This sections applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply. If you are transitioning to i4LIFE® Advantage Guaranteed Income Benefit from a closed rider, see Appendix C for a discussion of the charges.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
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For Contractowners who previously purchased a Prior Rider, the charge for i4LIFE® Advantage Guaranteed Income Benefit is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The charge is a percentage of the greater of the Protected Income Base or the Account Value. The total annual Subaccount charge rates of 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider protected lifetime income fee rate. (The Prior Rider fee rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider fee rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Protected Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the protected lifetime income fee rate for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Protected Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/19 Initial i4LIFE® Advantage Account Value	$100,000
1/1/19 Protected Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/19 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The protected lifetime income fee for the Prior Rider is assessed against the Protected Income Base since it is larger than the Account Value	$1,562.50
1/2/19 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/19 Initial Guaranteed Income Benefit (4% x $125,000 Protected Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/20 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/20 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/20 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/21 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/21 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider fee rate increases from 1.25% to 1.35%.
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider protected lifetime income fee (1.35%/1.25%).
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If the fee rate of the Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value from a fixed account Guaranteed Period may be subject to the Interest Adjustment. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 0.75% (0.60% for contracts purchased prior to November 15, 2010) of the Contract Value will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Gross Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Gross Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While
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attempting to finish an incomplete application, we may hold the initial Gross Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Gross Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Gross Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA and fixed account, if any, to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into, this contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Gross Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Gross Purchase Payment is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Beginning May 18, 2020, Purchase Payments totaling $1 million or more ($2 million prior to May 18, 2020) are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit; or
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•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Net Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Net Purchase Payments to the fixed account, if available.
The minimum amount of any Net Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Net Purchase Payment which can be put into a fixed account is $2,000, subject to state approval.
Gross Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Gross Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Gross Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Gross Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Gross Purchase Payment to us, and your Gross Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. Gross Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Net Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Net Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
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2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we
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reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
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Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
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Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-800-942-5500. These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
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Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
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Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of the contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
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Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contact; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Appendix C – Lincoln Lifetime IncomeSM Advantage.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any. For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all Gross Purchase Payments is reduced by the sum of all withdrawals.
For contracts issued on or after June 6, 2005 (or later in those states that have not approved the contract changes), you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Appendix C – Lincoln Lifetime IncomeSM Advantage; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Appendix C – Lincoln Lifetime IncomeSM Advantage; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
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Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); minus
•	each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Gross Purchase Payments on that date); plus
•	each Gross Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider is not available in the state of Washington. The EEB rider can only be elected at the time the contract is purchased. The EEB rider is not available if you have elected i4LIFE® Advantage. There is an additional charge for this Death Benefit.
If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is added to the contract.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefits section of this prospectus for more information.
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If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is added to the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, and the Death Benefit in effect at the time the Beneficiary elected to continue the contract is the EEB Rider Death Benefit, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge that was in effect at the time you purchased your contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. If the contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the contract is a qualified contract or IRA, then the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the
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Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and may be limited in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value among one or more of the following Subaccounts only: American Funds Managed Risk Asset Allocation Fund, American Funds Managed Risk Global Allocation PortfolioSM, American Funds Managed Risk Growth and Income PortfolioSM, American Funds Managed Risk Growth PortfolioSM, LVIP American Preservation Fund, LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. Currently, if you purchase i4LIFE® Advantage without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of i4LIFE® Advantage Guaranteed Income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Advantage Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. (This portfolio rebalancing will continue while a death claim is being settled, if the Living Benefit Rider could continue on an additional measuring life.) On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Ultra-Short Bond Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
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For certain Living Benefit Riders, the Subaccounts of your contract are divided into groups and have specified minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Please review the Investment Requirements below to determine which Investment Requirements apply to your rider. You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group. We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. For other Living Benefit Riders, we may only make certain Subaccounts available to you, which are listed below.
For all Living Benefit Riders, we may make Subaccounts unavailable to you at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.
At this time, the Subaccount groups for Living Benefit Riders other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.	Group 3 Investments cannot exceed 10% of Contract Value or Account Value.
American Funds Bond Fund American Funds Capital World Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA-Rated Securities Fund LVIP American Preservation Fund	All other Subaccounts except as described below.	No Subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Capital World Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models depending on when you purchased your contract, made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
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If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP American Income Allocation Fund Subaccount or the American Legacy Fundamental Income Model. This model is not available for contracts purchased on or after November 15, 2010.
Living Benefit Riders
This section describes the optional Living Benefit Riders currently offered under this variable annuity contract. Each rider offers one of the following:
•	a minimum Annuity Payout:
•	i4LIFE® Advantage with or without the Guaranteed Income Benefit.
The following Living Benefit Riders are no longer available for purchase:
•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)*,
•	Lincoln Lifetime IncomeSM Advantage 2.0,
•	Lincoln Lifetime IncomeSM Advantage,
•	Lincoln SmartSecurity® Advantage, and
•	4LATER® Advantage,
Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. Lincoln Lifetime IncomeSM Advantage 2.0 is described in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. All other unavailable Living Benefit Riders are described in an Appendix to this prospectus.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the contract. These guarantees are subject to certain conditions, as set forth below. There are differences between the riders in the features provided, income rates, investment options, charge rates, and charge structure. Additionally, the age at which you may begin receiving a benefit from your rider may vary between riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. Riders elected at contract issue will be effective on the contract’s effective date. Riders elected after the contract is issued will be effective on the next Valuation Date following approval by us.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under the contract. The riders do not guarantee the investment results of the funds.
There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time. In addition, we may make different versions of a rider available to new purchasers. You cannot elect more than one Living Benefit Rider or payout option offered in your contract at any one time.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
The current Protected Annual Income rates and Guaranteed Income Benefit percentages available under certain Living Benefit Riders are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and/or current percentages and the date by which your rider election form must be signed and dated for a rider to be issued with those rates and/or percentages. The
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rates and/or percentages may be superseded at any time, in our sole discretion, and may be higher or lower than the rates and/or percentages on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate and/or percentage indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. The rates and/or percentages from previous effective periods are included in Appendix D and E to this prospectus.
If the Protected Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day of the contract and/or rider is issued are higher than the rates we were offering on the date you signed your rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Protected Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract/rider will be issued with the set of rates that were in effect on the day you signed your rider election form.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to age 55 or that exceed the Protected Annual Income amount(s) are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will no longer be available for election. If you are an existing Contractowner and your contract was issued prior to August 26, 2013, you may elect this rider through May 17, 2020. If you elect the rider, it will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $2 million or more.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you purchased your contract prior to August 26, 2013, and you own a rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (if available). For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
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Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal your initial Purchase Payment. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to February 20, 2018 (April 2, 2018 if elected after the contract effective date), do not have an Enhancement Base, but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
For rider elections on and after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, the Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. For rider elections prior to February 20, 2018 (April 2, 2018 if elected after the contract effective date), the Enhancement equals the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 5%. The Protected Income Base and Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date.
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
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Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of a 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 6% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee and account fee), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$96,500*	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
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*The beginning Contract Value is the initial Purchase Payment ($100,000 in this example) less the 3.5% sales charge.
On the first Benefit Year anniversary the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
The initial Protected Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Protected Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Protected Annual Income amount will be equal to a specified percentage of the Protected Income Base. Upon your first withdrawal the Protected Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first withdrawal the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount affect the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 6% Enhancement, a 4.00% Protected Annual Income rate, and a Contract Value of $200,000:
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Contract Value on the rider's effective date	$200,000
Protected Income Base and Enhancement Base on the rider's effective date	$200,000
Initial Protected Annual Income amount on the rider's effective date ($200,000 x 4.00%)	$8,000
Contract Value six months after rider's effective date	$210,000
Protected Income Base and Enhancement Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on first Benefit Year anniversary	$205,000
Protected Annual Income amount on first Benefit Year anniversary ($205,000 x 4.00%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and Enhancement Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Protected Annual Income amount is $8,200 (4.00% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4.00% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4.00% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount after the Protected Income Base is adjusted either by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Protected Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not
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include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Protected Annual Income amount also include the Nursing Home Enhancement amount.
Owners of contracts issued in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Protected Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Protected Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Protected Annual Income amount also include the terminal illness enhancement amount for owners of contracts issued in South Dakota only.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and Enhancement Base, the Protected Annual Income amount and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,370 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $3,825 (4.50% of the Protected Income Base of $85,000)
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After a $12,000 Withdrawal ($3,825 is within the Protected Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $3,825 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 14.553%, the same proportion by which the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Protected Income Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Enhancement Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Protected Annual Income amount = $3,268 (4.50% of $72,630 Protected Income Base)
On the following Benefit Year anniversary, the Contract Value has been reduced due to a declining market, but the Protected Income Base and Enhancement Base are unchanged:
Contract Value = $43,000
Protected Income Base = $72,630
Enhancement Base = $72,630
Protected Annual Income amount = $3,268 (4.50% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4. This contract is not a beneficiary IRA; and
5. The younger of you or your spouse (joint life option) are age 55 or over.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the
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effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Protected Income Base and the Protected Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elect their rider on or after January 20, 2015 and prior to February 20, 2018 (April 2, 2018 if elected after the contract effective date), may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect either version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods; an Access Period and a Lifetime Income Period, which are discussed in further detail below. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The Guaranteed Income Benefit is described in further detail below.
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When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Gross Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to the terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form. Additionally, certain Living Benefit Riders allow a transition to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below. If you intend to use the Protected Income Base or Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® Advantage and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability in the SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage and Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage with or without the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts
Guaranteed Income Benefit (Managed Risk)	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections on or after May 21, 2012	Longer of 20 years or the difference between your age (nearest birthday) and age 100	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections prior to May 21, 2012	Longer of 20 years of the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 2 and 3)	Longer of 15 years or the difference between your age (nearest birthday) and age 85	To age 115 for nonqualified contracts; to age 100 for qualified contracts
The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
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Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. For versions 1, 2, and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion of the reduction in the Regular Income Payment. This reduction of the i4LIFE® Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk, or Guaranteed Income Benefit (version 4). If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue) less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life under the joint life option) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	single or joint life option;
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.
AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. A 4% AIR will be used to calculate the Regular Income Payments under Guaranteed Income Benefit. The AIR used to calculate the Regular Income Payments if transitioning from a Prior Rider may be different. See i4LIFE® Advantage Transitions below.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
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•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $509.67 per month ($6,116.04 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $448.85 per month ($5,386.20 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for the non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
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Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of another Living Benefit Rider.
If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that rider to a version of i4LIFE® Advantage Guaranteed Income Benefit under the terms set forth in another rider. The transition rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4), the Guaranteed Income Benefit will be based on A, or if transitioning from a Prior Rider, the greater of A and B:
A.	the Account Value immediately prior to electing Guaranteed Income Benefit; or
B.	the Protected Income Base under the Prior Rider (or the Guaranteed Amount under Lincoln SmartSecurity® Advantage) reduced by all Protected Annual Income payments since the last Account Value Step-up (or inception date) if no step-ups have occurred.
The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the above, based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how or the Protected Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Protected Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Protected Income Base which is greater than $100,000 Account Value)	$6,300
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initial equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
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Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet.
The Guaranteed Income Benefit percentages in the Rate Sheet can be superseded. The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. The Guaranteed Income Benefit percentages in any subsequent Rate Sheet may be higher or lower than the percentages on the previous Rate Sheet. Your rider election form must be sent to us, and must be signed and dated on after the effective date of the Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). The specified percentages and the corresponding age-bands for calculating the Guaranteed Income Benefit under Guaranteed Income Benefit (version 4) are outlined in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under a Prior Rider.
Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-ups
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4).The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns
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resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2020 Amount of initial Regular Income Payment	$4,801
8/1/2020 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2020 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2021 Recalculated Regular Income Payment	$6,000
8/1/2021 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
i4LIFE® Advantage Guaranteed Income Benefit Transitions
Certain Living Benefit Riders (“Prior Rider”) allow you to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit.
If your Prior Rider is...	you will transition to…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Guaranteed Income Benefit (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0	Guaranteed Income Benefit (version 4)
The following discussion applies to all of these transitions.
If you have elected one of the Prior Riders listed above, you are guaranteed the right to transition to the applicable version of the Guaranteed Income Benefit even if that version is no longer available for purchase. You are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time you purchased your Prior Rider. The Investment Requirements under your Prior Rider continue to apply after you transition to the Guaranteed Income Benefit. See The Contracts – Investment Requirements for a description of these investment requirements. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the greater of your Account Value or Protected Income Base or Guaranteed Amount, as applicable, based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Your decision to transition to the Guaranteed Income Benefit must be made prior to the Annuity Commencement Date, and by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), or Lincoln Lifetime IncomeSM Advantage 2.0 (purchased prior to May 21, 2012) who have waited until after the fifth Benefit Year anniversary may elect the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
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If you have the single life option under your Prior Rider, you must transition to the single life option under i4LIFE® Advantage Guaranteed Income Benefit; joint life option must transition to the joint life option. The minimum Access Period requirements may vary based on which Prior Rider you elected, and are specifically listed in the charge below.
While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
Different minimum Access Period requirements may apply if you use the greater of the Account Value or Protected Income Base (less amounts paid since the last automatic step-up) under a Prior Rider to calculate the Guaranteed Income Benefit as set forth below:
Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 21, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

A 4% AIR will be used to calculate the Regular Income Payments for transitions to all versions of i4LIFE® Advantage Guaranteed Income Benefit.
When deciding whether to transition from your Prior Rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your Secondary Life under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Protected Annual Income amounts from your Prior Rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your Prior Rider, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Prior Rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, including fees associated with your Fee-Based Financial Plan, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
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References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals, financial planning fees, and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, including fees associated with your Fee-Based Financial Plan, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Gross Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments, including Guaranteed Income Benefit payments, and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value. We will look at such values on the contract annual anniversary date.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals , financial planning fees, and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation
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Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to the end of the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to the end of the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
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For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
i4LIFE® Advantage will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination of i4LIFE® Advantage Guaranteed Income Benefit due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value, Protected Income Base, or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage and any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect to annuitize their Protected Income Base under the Protected Annual Income Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Protected Annual Income Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
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Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
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2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Net Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to August 15, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Net Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Net Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Gross Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Net Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed
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Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Net Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable account fees and premium taxes.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage, or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Net Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Net Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Net Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Net Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

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where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Gross Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Gross Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment
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purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 5.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2019 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
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Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits
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will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Gross Purchase Payments not previously received.
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Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional protected lifetime income fees, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Coronavirus Aid, Relief, and Economic Security (CARES) Act of 2020
The Coronavirus Aid, Relief, and Economic Security (CARES) Act (the “CARES Act”) was enacted on March 27, 2020. The CARES Act includes a number of provisions that affect distributions from qualified retirement plans and IRAs, including the following:
•	Tax-favored Coronavirus Related Distributions
•	Retirement plan loan relief
•	Temporary waiver of required minimum distributions
Tax-favored Coronavirus Related Distributions
The CARES Act provides for tax-favored withdrawals, called Coronavirus Related Distributions (“CRDs”), from retirement plans and IRAs for any plan participant or IRA owner who meets certain requirements. For this purpose, an individual can receive a CRD if the participant or IRA owner can demonstrate that he or she:
•	has been diagnosed with COVID-19,
•	has a spouse or dependent who has been diagnosed with COVID-19,
•	experiences adverse financial consequences as a result of being quarantined, furloughed, laid off, or having reduced work hours.
Retirement plans that can provide CRDs are generally 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs.
CRDs are limited to $100,000 in the aggregate from all retirement plan accounts and IRAs per individual. CRDs are referred to as “tax-favored” because they are not subject to the 10% early withdrawal penalty or the 20% mandatory withholding for eligible rollover distributions, and are included in taxable income of the recipient ratably over a three-year period. A plan participant or IRA owner may repay the CRD, up to the full amount distributed, within 3 years of the distribution. The repayment is treated as a direct trustee to trustee transfer made within 60 days to the plan or account that receives the repayment.
Any distribution taken between January 1, 2020 and December 31, 2020, will be treated as a CRD if it otherwise meets the requirements.
Retirement Plan Loan Relief
The CARES Act includes several provisions that affect retirement plan loans. First the maximum plan loan amounts are increased to $100,000 or 100% of the participant’s vested balance for any loan taken by an individual who meets the requirements for taking a CRD (described above) and who takes the loan within 180 days of the enactment of the CARES Act.
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Second, any individual who meets the requirements for taking a CRD and who either (i) has a loan outstanding on the date the CARES Act was enacted or (ii) takes a loan after the CARES Act was enacted, can delay any loan repayment due in 2020 for 1 year.
Third, the year 2020 is not counted in the determination of the maximum 5 year period for the term of a non-residential retirement plan loan.
Temporary Waiver of Required Minimum Distributions
The CARES Act waives required minimum distributions from 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs, for 2020. In addition, if a plan participant or IRA owner attained his or her required beginning date in 2019 but did not take his or her required minimum distribution prior to December 31, 2019, his or her required minimum distribution for 2019 is also waived.
As a part of this waiver, the year 2020 is not included in the calculation of any 5 or 10 year required distribution period under section 401(a)(9)(B)(ii).
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified
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contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
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Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which
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we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Gross Purchase Payment(s) or Contract Value as of the Valuation Date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Gross Purchase Payments or Contract Value as of the Valuation Date.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or protected lifetime income fees;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities.
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Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Special Arrangements
At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
American Legacy Shareholder's Advantage® (A Class)
Lincoln National Variable Annuity Account H

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy Shareholder's Advantage® (A Class)).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) and before November 15, 2010 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2010	10.961	12.197	535	11.062	12.334	13,954	11.138	12.437	24,835	11.189	12.507	2,345
2011	12.197	12.220	494	12.334	12.381	12,719	12.437	12.504	21,715	12.507	12.587	1,957
2012	12.220	14.043	435	12.381	14.257	10,896	12.504	14.420	18,927	12.587	14.530	1,702
2013	14.043	17.180	359	14.257	17.477	9,757	14.420	17.703	16,438	14.530	17.855	1,557
2014	17.180	17.909	319	17.477	18.255	8904	17.703	18.519	13941	17.855	18.697	1390
2015	17.909	17.961	307	18.255	18.344	7995	18.519	18.638	11835	18.697	18.836	1287
2016	17.961	19.436	287	18.344	19.891	7356	18.638	20.239	10591	18.836	20.475	1163
2017	19.436	22.343	252	19.891	22.912	6826	20.239	23.348	9519	20.475	23.643	1102
2018	22.343	21.081	239	22.912	21.661	6213	23.348	22.107	8270	23.643	22.409	1039
2019	21.081	25.278	203	21.661	26.025	5581	22.107	26.600	7385	22.409	26.990	964
American Funds Blue Chip Income and Growth Fund - Class 2
2010	9.985	11.093	554	10.077	11.218	12,256	10.146	11.312	23,771	10.193	11.375	2,373
2011	11.093	10.873	473	11.218	11.017	11,494	11.312	11.126	22,192	11.375	11.199	2,198
2012	10.873	12.247	399	11.017	12.434	10,146	11.126	12.576	19,556	11.199	12.671	1,902
2013	12.247	16.110	361	12.434	16.389	8,765	12.576	16.601	16,462	12.671	16.744	1,622
2014	16.110	18.382	312	16.389	18.737	7619	16.601	19.008	13508	16.744	19.191	1493
2015	18.382	17.648	289	18.737	18.025	7027	19.008	18.313	11807	19.191	18.508	1412
2016	17.648	20.719	270	18.025	21.204	6317	18.313	21.575	10042	18.508	21.826	1248
2017	20.719	23.984	249	21.204	24.595	5720	21.575	25.063	8750	21.826	25.380	1177
2018	23.984	21.668	236	24.595	22.264	5170	25.063	22.722	7653	25.380	23.033	1075
2019	21.668	26.013	227	22.264	26.782	4715	22.722	27.374	6865	23.033	27.776	973
American Funds Bond Fund - Class 2
2010	10.826	11.398	437	10.926	11.526	12,068	11.001	11.622	26,431	11.051	11.687	2,430
2011	11.398	11.961	426	11.526	12.119	11,563	11.622	12.239	24,753	11.687	12.320	2,231
2012	11.961	12.466	383	12.119	12.656	11,152	12.239	12.801	23,939	12.320	12.898	2,152
2013	12.466	12.064	367	12.656	12.272	10,697	12.801	12.431	23,151	12.898	12.538	2,001
2014	12.064	12.561	345	12.272	12.804	9972	12.431	12.989	20649	12.538	13.114	1792
2015	12.561	12.458	321	12.804	12.724	9143	12.989	12.927	18517	13.114	13.065	1634
2016	12.458	12.685	311	12.724	12.981	8825	12.927	13.209	17011	13.065	13.362	1519
2017	12.685	13.006	313	12.981	13.337	8860	13.209	13.590	16926	13.362	13.762	1605
2018	13.006	12.772	308	13.337	13.123	8273	13.590	13.393	15325	13.762	13.576	1570
2019	12.772	13.814	303	13.123	14.222	7839	13.393	14.537	13997	13.576	14.750	1567
American Funds Capital Income Builder® - Class 4
2014	10.045	9.869	3	10.092	9.882	17	9.968	9.891	34	N/A	N/A	N/A
2015	9.869	9.586	3	9.882	9.618	55	9.891	9.641	210	10.309	9.657	5
2016	9.586	9.840	2	9.618	9.892	89	9.641	9.932	256	9.657	9.958	12
2017	9.840	10.964	3	9.892	11.044	116	9.932	11.104	319	9.958	11.145	18
2018	10.964	10.058	3	11.044	10.152	138	11.104	10.222	306	11.145	10.270	8
2019	10.058	11.700	3	10.152	11.833	132	10.222	11.934	283	10.270	12.001	31
American Funds Global Balanced Fund - Class 2
2011	9.598	9.607	3	9.977	9.619	86	9.885	9.629	211	10.111	9.635	15
2012	9.607	10.665	3	9.619	10.700	112	9.629	10.726	295	9.635	10.744	23
2013	10.665	11.839	3	10.700	11.901	193	10.726	11.948	366	10.744	11.980	31
2014	11.839	11.900	3	11.901	11.987	204	11.948	12.052	344	11.980	12.096	34
2015	11.900	11.658	3	11.987	11.766	187	12.052	11.848	334	12.096	11.903	35
2016	11.658	12.047	3	11.766	12.183	192	11.848	12.286	370	11.903	12.356	27
2017	N/A	N/A	N/A	12.183	14.437	212	12.286	14.581	424	12.356	14.678	26
2018	14.178	13.245	1*	14.437	13.449	226	14.581	13.603	373	14.678	13.707	25
2019	13.245	15.778	3	13.449	16.052	218	13.603	16.262	262	13.707	16.402	23

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2010	12.124	12.618	132	12.199	12.722	3,589	12.256	12.801	7,349	12.294	12.854	612
2011	12.618	13.047	123	12.722	13.181	3,625	12.801	13.282	7,380	12.854	13.350	601
2012	13.047	13.703	112	13.181	13.871	3,517	13.282	13.999	6,954	13.350	14.085	578
2013	13.703	13.204	116	13.871	13.393	3,428	13.999	13.536	6,958	14.085	13.633	624
2014	13.204	13.241	110	13.393	13.457	3225	13.536	13.622	6432	13.633	13.733	562
2015	13.241	12.563	98	13.457	12.794	3082	13.622	12.970	5953	13.733	13.089	526
2016	12.563	12.763	92	12.794	13.024	2759	12.970	13.223	5337	13.089	13.357	420
2017	12.763	13.489	91	13.024	13.792	2734	13.223	14.024	5234	13.357	14.180	406
2018	13.489	13.164	83	13.792	13.486	2569	14.024	13.734	4579	14.180	13.901	352
2019	13.164	14.031	74	13.486	14.404	2406	13.734	14.690	4178	13.901	14.884	313
American Funds Global Discovery(1)
2009	8.212	12.256	47	8.270	12.369	580	8.315	12.454	853	8.345	12.511	100
2010	12.256	13.352	58	12.369	13.502	640	12.454	13.615	1,115	12.511	13.691	153
2011	13.352	12.265	55	13.502	12.427	647	13.615	12.550	1,131	13.691	12.633	107
2012	12.265	14.620	46	12.427	14.843	658	12.550	15.013	1,065	12.633	15.127	105
2013	14.620	17.046	46	14.843	17.319	639	15.013	17.527	1,037	15.127	17.666	100
American Funds Global Growth and Income Fund - Class 2
2010	10.238	11.319	388	10.312	11.424	8,003	10.368	11.503	14,127	10.406	11.556	1,511
2011	11.319	10.652	317	11.424	10.772	7,459	11.503	10.863	12,807	11.556	10.924	1,246
2012	10.652	12.385	252	10.772	12.550	6,381	10.863	12.675	10,901	10.924	12.759	1,245
2013	12.385	15.010	244	12.550	15.240	5,725	12.675	15.415	9,506	12.759	15.533	1,004
2014	15.010	15.683	231	15.240	15.955	5062	15.415	16.163	8089	15.533	16.303	933
2015	15.683	15.303	217	15.955	15.600	4639	16.163	15.827	6866	16.303	15.980	876
2016	15.303	16.248	204	15.600	16.596	4252	15.827	16.863	5924	15.980	17.042	824
2017	16.248	20.259	182	16.596	20.735	3769	16.863	21.099	5090	17.042	21.345	797
2018	20.259	18.108	159	20.735	18.570	3481	21.099	18.925	4427	21.345	19.165	687
2019	18.108	23.487	143	18.570	24.135	3016	18.925	24.633	3801	19.165	24.971	583
American Funds Global Growth Fund - Class 2
2010	13.278	14.675	162	13.400	14.840	3,648	13.492	14.964	5,990	13.554	15.048	843
2011	14.675	13.225	141	14.840	13.400	3,357	14.964	13.533	5,437	15.048	13.622	714
2012	13.225	16.032	120	13.400	16.276	2,870	13.533	16.462	4,617	13.622	16.587	651
2013	16.032	20.483	145	16.276	20.837	3,091	16.462	21.106	4,782	16.587	21.288	654
2014	20.483	20.727	132	20.837	21.128	2809	21.106	21.433	4076	21.288	21.639	581
2015	20.727	21.923	114	21.128	22.391	2515	21.433	22.749	3454	21.639	22.991	556
2016	21.923	21.818	112	22.391	22.328	2329	22.749	22.719	3109	22.991	22.983	517
2017	21.818	28.370	97	22.328	29.092	2071	22.719	29.646	2660	22.983	30.021	493
2018	28.370	25.522	100	29.092	26.224	1891	29.646	26.763	2333	30.021	27.129	428
2019	25.522	34.148	92	26.224	35.157	1644	26.763	35.934	1988	27.129	36.461	395
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	9.580	9.340	2	9.975	9.349	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.340	9.665	4	9.349	9.689	9	8.830	9.705	1*
2017	N/A	N/A	N/A	9.665	12.271	3	9.689	12.320	58	9.705	12.353	1*
2018	N/A	N/A	N/A	12.271	10.974	2	12.320	11.034	60	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.974	14.319	2	11.034	14.419	61	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 2
2010	13.018	15.762	105	13.138	15.938	2,288	13.228	16.072	4,724	13.289	16.162	615
2011	15.762	12.605	85	15.938	12.771	2,230	16.072	12.898	4,672	16.162	12.983	522
2012	12.605	14.733	73	12.771	14.958	1,989	12.898	15.129	4,116	12.983	15.244	457
2013	14.733	18.693	63	14.958	19.016	1,732	15.129	19.262	3,564	15.244	19.428	419
2014	18.693	18.881	69	19.016	19.246	1618	19.262	19.524	3209	19.428	19.712	417
2015	18.881	18.724	62	19.246	19.124	1488	19.524	19.430	2828	19.712	19.636	378
2016	18.724	18.908	61	19.124	19.350	1434	19.430	19.689	2542	19.636	19.918	347
2017	18.908	23.543	63	19.350	24.143	1279	19.689	24.602	2064	19.918	24.913	325
2018	23.543	20.830	64	24.143	21.403	1179	24.602	21.843	1914	24.913	22.141	239
2019	20.830	27.095	63	21.403	27.896	1050	21.843	28.513	1630	22.141	28.931	217
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	10.057	9.560	4	9.964	9.569	46	9.759	9.575	5
2016	N/A	N/A	N/A	9.560	10.081	25	9.569	10.106	26	9.575	10.122	6
2017	10.219	11.471	1*	10.081	11.533	26	10.106	11.578	58	10.122	11.609	13
2018	11.471	10.948	1*	11.533	11.028	41	11.578	11.088	58	11.609	11.129	22
2019	10.948	12.947	2	11.028	13.068	82	11.088	13.160	120	11.129	13.221	28

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth Fund - Class 2
2010	10.420	12.232	666	10.516	12.369	15,199	10.588	12.472	29,268	10.637	12.542	3,137
2011	12.232	11.580	537	12.369	11.733	13,962	12.472	11.850	26,597	12.542	11.928	2,780
2012	11.580	13.503	429	11.733	13.709	12,135	11.850	13.865	23,066	11.928	13.971	2,439
2013	13.503	17.375	381	13.709	17.676	10,520	13.865	17.904	19,631	13.971	18.058	2,154
2014	17.375	18.647	352	17.676	19.008	9400	17.904	19.283	16543	18.058	19.468	1891
2015	18.647	19.708	316	19.008	20.129	8437	19.283	20.451	13901	19.468	20.668	1699
2016	19.708	21.342	298	20.129	21.842	7679	20.451	22.224	12242	20.668	22.483	1527
2017	21.342	27.081	280	21.842	27.770	6805	22.224	28.299	10231	22.483	28.657	1362
2018	27.081	26.718	278	27.770	27.453	6034	28.299	28.018	8837	28.657	28.401	1200
2019	26.718	34.558	259	27.453	35.580	5392	28.018	36.366	7608	28.401	36.900	1022
American Funds Growth-Income Fund - Class 2
2010	10.008	11.030	856	10.100	11.153	21,636	10.169	11.247	40,139	10.216	11.310	3,925
2011	11.030	10.709	763	11.153	10.851	19,971	11.247	10.958	36,841	11.310	11.031	3,399
2012	10.709	12.444	631	10.851	12.634	17,421	10.958	12.778	31,805	11.031	12.875	2,934
2013	12.444	16.431	555	12.634	16.715	15,074	12.778	16.931	26,836	12.875	17.077	2,653
2014	16.431	17.979	489	16.715	18.327	13284	16.931	18.592	22133	17.077	18.771	2269
2015	17.979	18.041	451	18.327	18.427	12055	18.592	18.721	18871	18.771	18.920	1954
2016	18.041	19.900	435	18.427	20.366	11026	18.721	20.722	16422	18.920	20.963	1759
2017	19.900	24.087	400	20.366	24.701	9859	20.722	25.171	14001	20.963	25.489	1682
2018	24.087	23.398	367	24.701	24.042	8798	25.171	24.536	11913	25.489	24.872	1632
2019	23.398	29.191	332	24.042	30.054	7854	24.536	30.718	10339	24.872	31.169	1502
American Funds High-Income Bond Fund - Class 2
2010	11.590	13.191	118	11.696	13.338	3,189	11.777	13.450	6,786	11.831	13.525	759
2011	13.191	13.297	110	13.338	13.473	2,962	13.450	13.606	6,116	13.525	13.696	695
2012	13.297	14.954	115	13.473	15.182	2,755	13.606	15.355	5,762	13.696	15.472	650
2013	14.954	15.767	101	15.182	16.039	2,417	15.355	16.246	5,046	15.472	16.386	612
2014	15.767	15.693	97	16.039	15.996	2259	16.246	16.227	4435	16.386	16.383	551
2015	15.693	14.389	98	15.996	14.696	2111	16.227	14.931	4008	16.383	15.089	513
2016	14.389	16.749	94	14.696	17.141	1885	14.931	17.441	3434	15.089	17.644	499
2017	16.749	17.707	91	17.141	18.158	1734	17.441	18.503	3112	17.644	18.737	452
2018	17.707	17.104	86	18.158	17.574	1579	18.503	17.935	2754	18.737	18.180	402
2019	17.104	19.040	84	17.574	19.603	1458	17.935	20.036	2502	18.180	20.330	294
American Funds International Fund - Class 2
2010	13.646	14.473	207	13.771	14.635	4,725	13.866	14.757	9,467	13.929	14.840	993
2011	14.473	12.315	176	14.635	12.478	4,559	14.757	12.602	9,132	14.840	12.685	883
2012	12.315	14.362	153	12.478	14.581	4,000	12.602	14.747	7,971	12.685	14.859	780
2013	14.362	17.278	139	14.581	17.576	3,575	14.747	17.804	7,011	14.859	17.957	710
2014	17.278	16.635	125	17.576	16.957	3337	17.804	17.202	6279	17.957	17.368	640
2015	16.635	15.709	114	16.957	16.044	3161	17.202	16.301	5758	17.368	16.474	596
2016	15.709	16.086	112	16.044	16.462	2938	16.301	16.750	5229	16.474	16.945	555
2017	16.086	21.024	108	16.462	21.559	2610	16.750	21.969	4255	16.945	22.247	471
2018	21.024	18.063	100	21.559	18.560	2456	21.969	18.942	3919	22.247	19.201	428
2019	18.063	21.953	95	18.560	22.603	2176	18.942	23.102	3438	19.201	23.441	384
American Funds International Growth and Income Fund - Class 2
2010	15.115	15.985	29	15.149	16.053	588	15.175	16.104	1,162	15.192	16.139	91
2011	15.985	14.433	27	16.053	14.523	657	16.104	14.592	1,229	16.139	14.638	64
2012	14.433	16.631	17	14.523	16.769	621	14.592	16.873	1,093	14.638	16.943	170
2013	16.631	19.590	18	16.769	19.791	577	16.873	19.944	982	16.943	20.047	69
2014	19.590	18.764	18	19.791	18.995	563	19.944	19.170	930	20.047	19.289	91
2015	18.764	17.519	19	18.995	17.770	511	19.170	17.961	897	19.289	18.090	82
2016	17.519	17.576	19	17.770	17.864	481	17.961	18.083	847	18.090	18.231	86
2017	17.576	21.735	20	17.864	22.135	437	18.083	22.440	743	18.231	22.646	83
2018	21.735	19.083	17	22.135	19.473	413	22.440	19.771	672	22.646	19.973	84
2019	19.083	23.171	15	19.473	23.692	365	19.771	24.091	603	19.973	24.361	75

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	10.807	12.187	8	10.382	12.214	34	10.559	12.235	188	N/A	N/A	N/A
2014	12.187	12.404	7	12.214	12.457	46	12.235	12.497	237	N/A	N/A	N/A
2015	12.404	12.137	8	12.457	12.213	75	12.497	12.270	218	N/A	N/A	N/A
2016	12.137	12.877	7	12.213	12.984	113	12.270	13.065	248	11.907	13.119	5
2017	12.877	14.622	6	12.984	14.772	158	13.065	14.887	245	13.119	14.963	5
2018	14.622	13.754	9	14.772	13.923	190	14.887	14.052	308	14.963	14.138	13
2019	13.754	16.050	9	13.923	16.280	214	14.052	16.455	151	14.138	16.573	13
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.965	9.294	12	9.844	9.303	18	N/A	N/A	N/A
2016	9.503	9.280	2	9.294	9.310	41	9.303	9.333	18	9.035	9.349	6
2017	9.280	10.925	4	9.310	10.983	68	9.333	11.026	75	9.349	11.055	3
2018	10.925	10.060	4	10.983	10.133	112	11.026	10.189	130	11.055	10.226	42
2019	10.060	11.984	4	10.133	12.095	149	10.189	12.180	168	10.226	12.237	53
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	9.611	9.384	6	10.068	9.396	66	9.932	9.405	227	N/A	N/A	N/A
2016	9.384	9.624	8	9.396	9.656	241	9.405	9.679	401	9.168	9.695	20
2017	9.624	11.094	13	9.656	11.153	332	9.679	11.197	452	9.695	11.227	17
2018	11.094	10.454	12	11.153	10.531	388	11.197	10.589	431	11.227	10.627	65
2019	10.454	12.335	12	10.531	12.450	468	10.589	12.537	486	10.627	12.595	47
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	10.055	9.407	190	10.012	9.416	65	9.870	9.422	11
2016	9.683	9.661	4	9.407	9.693	325	9.416	9.717	170	9.422	9.733	20
2017	9.661	11.275	6	9.693	11.335	483	9.717	11.380	279	9.733	11.410	17
2018	11.275	10.708	5	11.335	10.786	508	11.380	10.845	319	11.410	10.885	46
2019	10.708	12.631	5	10.786	12.749	554	10.845	12.838	437	10.885	12.897	60
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	10.008	10.329	8	10.028	10.339	105	10.268	10.345	6
2012	10.400	10.446	5	10.329	10.480	23	10.339	10.506	151	10.345	10.523	6
2013	10.446	10.159	5	10.480	10.212	35	10.506	10.252	97	10.523	10.279	6
2014	N/A	N/A	N/A	10.212	10.650	37	10.252	10.708	85	10.279	10.747	6
2015	N/A	N/A	N/A	10.650	10.751	40	10.708	10.826	115	10.747	10.876	17
2016	N/A	N/A	N/A	10.751	10.894	53	10.826	10.986	104	10.876	11.048	13
2017	10.805	10.784	4	10.894	10.928	68	10.986	11.037	128	11.048	11.110	15
2018	10.784	10.700	5	10.928	10.865	66	11.037	10.990	129	11.110	11.074	10
2019	10.700	11.116	5	10.865	11.310	64	10.990	11.457	135	11.074	11.556	10
American Funds New World Fund® - Class 2
2010	16.908	19.712	115	17.063	19.932	1,984	17.180	20.099	3,237	17.259	20.212	405
2011	19.712	16.777	86	19.932	16.999	1,841	20.099	17.167	3,085	20.212	17.280	643
2012	16.777	19.551	71	16.999	19.849	1,623	17.167	20.075	2,622	17.280	20.228	457
2013	19.551	21.537	68	19.849	21.909	1,423	20.075	22.192	2,346	20.228	22.383	276
2014	21.537	19.625	60	21.909	20.004	1293	22.192	20.293	2058	22.383	20.488	217
2015	19.625	18.800	56	20.004	19.201	1185	20.293	19.508	1866	20.488	19.715	204
2016	18.800	19.571	55	19.201	20.029	1089	19.508	20.380	1614	19.715	20.617	193
2017	19.571	25.057	57	20.029	25.695	995	20.380	26.184	1373	20.617	26.515	187
2018	25.057	21.304	52	25.695	21.890	903	26.184	22.340	1246	26.515	22.645	175
2019	21.304	27.212	45	21.890	28.016	800	22.340	28.635	1050	22.645	29.056	169
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2010	11.609	12.142	102	11.716	12.278	3,938	11.796	12.381	10,487	11.850	12.450	674
2011	12.142	12.919	105	12.278	13.090	3,732	12.381	13.219	10,208	12.450	13.306	564
2012	12.919	13.021	111	13.090	13.220	3,795	13.219	13.370	9,697	13.306	13.472	530
2013	13.021	12.482	89	13.220	12.698	3,670	13.370	12.862	9,149	13.472	12.973	492
2014	12.482	12.965	81	12.698	13.215	3437	12.862	13.406	8358	12.973	13.535	414
2015	12.965	13.027	71	13.215	13.305	3258	13.406	13.518	7465	13.535	13.661	370
2016	13.027	13.037	66	13.305	13.342	3208	13.518	13.576	6898	13.661	13.734	343
2017	13.037	13.100	62	13.342	13.433	3222	13.576	13.689	6851	13.734	13.862	319
2018	13.100	13.051	56	13.433	13.411	3021	13.689	13.686	6216	13.862	13.873	278
2019	13.051	13.595	49	13.411	13.997	2911	13.686	14.306	5956	13.873	14.516	301

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Ultra-Short Bond Fund - Class 2
2010	10.765	10.610	51	10.864	10.728	1,067	10.938	10.818	1,788	10.989	10.879	131
2011	10.610	10.438	92	10.728	10.576	1,104	10.818	10.680	2,145	10.879	10.751	171
2012	10.438	10.277	112	10.576	10.434	1,046	10.680	10.553	2,266	10.751	10.634	186
2013	10.277	10.119	51	10.434	10.294	1,029	10.553	10.428	1,667	10.634	10.517	408
2014	10.119	9.955	33	10.294	10.147	986	10.428	10.294	1430	10.517	10.393	292
2015	9.955	9.801	21	10.147	10.011	866	10.294	10.171	1269	10.393	10.279	91
2016	9.801	9.677	21	10.011	9.903	771	10.171	10.076	1283	10.279	10.194	262
2017	9.677	9.615	18	9.903	9.859	700	10.076	10.047	1368	10.194	10.174	200
2018	9.615	9.639	25	9.859	9.904	754	10.047	10.107	1378	10.174	10.245	170
2019	9.639	9.687	31	9.904	9.974	764	10.107	10.194	1070	10.245	10.344	118
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.393	10.611	47	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.604	10.442	159	10.611	10.464	472	10.615	10.479	64
2012	10.587	11.450	9	10.442	11.505	219	10.464	11.547	590	10.479	11.575	80
2013	11.450	12.976	9	11.505	13.065	311	11.547	13.132	740	11.575	13.177	51
2014	12.976	13.524	7	13.065	13.644	338	13.132	13.735	670	13.177	13.796	54
2015	13.524	13.238	16	13.644	13.382	397	13.735	13.492	567	13.796	13.565	58
2016	13.238	13.857	12	13.382	14.036	397	13.492	14.171	488	13.565	14.263	60
2017	13.857	15.680	12	14.036	15.914	421	14.171	16.092	541	14.263	16.212	56
2018	15.680	14.827	21	15.914	15.079	415	16.092	15.270	459	16.212	15.399	60
2019	14.827	17.138	21	15.079	17.464	412	15.270	17.712	440	15.399	17.880	59
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	9.610	10.182	16	9.864	10.199	605	9.805	10.211	1,455	9.653	10.219	180
2013	10.182	11.371	29	10.199	11.412	1,098	10.211	11.442	1,898	10.219	11.463	258
2014	11.371	11.823	25	11.412	11.889	1280	11.442	11.939	1860	11.463	11.973	189
2015	11.823	11.407	25	11.889	11.494	1385	11.939	11.560	1563	11.973	11.604	165
2016	11.407	11.764	34	11.494	11.878	1303	11.560	11.963	1339	11.604	12.021	137
2017	11.764	12.996	35	11.878	13.147	1175	11.963	13.262	1162	12.021	13.339	137
2018	12.996	12.418	36	13.147	12.587	1078	13.262	12.716	1090	13.339	12.803	119
2019	12.418	14.230	33	12.587	14.453	1007	12.716	14.623	1065	12.803	14.738	114
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	9.671	10.245	25	9.833	10.262	797	9.919	10.274	1,340	9.914	10.282	86
2013	10.245	11.866	42	10.262	11.908	1,640	10.274	11.940	2,531	10.282	11.962	313
2014	11.866	11.994	37	11.908	12.061	1853	11.940	12.112	2663	11.962	12.146	280
2015	11.994	11.449	36	12.061	11.536	1897	12.112	11.602	2378	12.146	11.646	324
2016	11.449	11.656	35	11.536	11.769	1677	11.602	11.854	2141	11.646	11.911	299
2017	11.656	13.415	35	11.769	13.571	1486	11.854	13.690	1804	11.911	13.769	287
2018	13.415	12.698	34	13.571	12.871	1392	13.690	13.003	1606	13.769	13.092	295
2019	12.698	14.655	32	12.871	14.886	1255	13.003	15.061	1439	13.092	15.178	279
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.663	10.709	34	10.429	10.715	21	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.709	10.379	268	10.715	10.401	273	10.720	10.416	7
2012	N/A	N/A	N/A	10.379	11.597	331	10.401	11.639	452	10.416	11.667	12
2013	N/A	N/A	N/A	11.597	13.508	390	11.639	13.577	558	11.667	13.624	32
2014	13.416	13.967	8	13.508	14.091	573	13.577	14.184	558	13.624	14.247	32
2015	13.967	13.644	8	14.091	13.792	474	14.184	13.905	494	14.247	13.980	17
2016	13.644	14.315	7	13.792	14.500	425	13.905	14.640	394	13.980	14.734	18
2017	14.315	16.586	7	14.500	16.834	281	14.640	17.023	356	14.734	17.149	20
2018	16.586	15.529	6	16.834	15.793	255	17.023	15.993	420	17.149	16.129	18
2019	15.529	18.258	6	15.793	18.605	245	15.993	18.870	354	16.129	19.048	18
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.268	10.393	5	10.325	10.398	1*
2011	10.378	10.521	1*	10.387	10.551	86	10.393	10.574	231	10.398	10.589	8
2012	10.521	11.268	8	10.551	11.322	112	10.574	11.363	262	10.589	11.391	17
2013	11.268	12.099	14	11.322	12.182	96	11.363	12.244	471	11.391	12.287	13
2014	12.099	12.665	7	12.182	12.777	138	12.244	12.862	452	12.287	12.920	11
2015	12.665	12.397	8	12.777	12.531	124	12.862	12.634	346	12.920	12.703	21
2016	12.397	12.905	4	12.531	13.071	135	12.634	13.197	337	12.703	13.283	10
2017	12.905	14.025	4	13.071	14.234	175	13.197	14.393	335	13.283	14.502	14
2018	14.025	13.468	22	14.234	13.696	196	14.393	13.870	329	14.502	13.988	38
2019	13.468	15.152	22	13.696	15.440	210	13.870	15.659	358	13.988	15.808	62

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	10.032	10.008	41	10.039	10.013	152	N/A	N/A	N/A
2013	10.001	9.750	18	10.008	9.776	202	10.013	9.796	304	9.974	9.809	1*
2014	9.750	9.815	22	9.776	9.861	202	9.796	9.896	430	9.809	9.920	18
2015	9.815	9.704	19	9.861	9.769	233	9.896	9.818	419	9.920	9.851	21
2016	9.704	9.748	22	9.769	9.834	267	9.818	9.898	513	9.851	9.941	31
2017	9.748	9.770	22	9.834	9.875	372	9.898	9.954	486	9.941	10.008	88
2018	9.770	9.712	41	9.875	9.836	360	9.954	9.930	490	10.008	9.994	182
2019	9.712	9.971	51	9.836	10.119	486	9.930	10.231	512	9.994	10.307	204

*	The numbers of accumulation units less than 1000 were rounded up to one.

**	This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy Shareholder's Advantage and American Legacy Shareholder's Advantage A Class.
(1) Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased on or after November 15, 2010 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.**
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2011	N/A	N/A	N/A	12.231	12.260	212	11.096	11.150	609	12.437	12.504	1*
2012	13.357	13.885	2	12.260	14.096	260	11.150	12.852	939	12.504	14.420	3
2013	13.885	16.960	4	14.096	17.254	290	12.852	15.770	1,014	14.420	17.703	2
2014	16.960	17.654	7	17.254	17.995	351	15.770	16.489	1245	17.703	18.519	4
2015	17.654	17.678	8	17.995	18.056	390	16.489	16.586	1335	18.519	18.638	23
2016	17.678	19.101	7	18.056	19.549	377	16.586	18.003	1316	18.638	20.239	36
2017	19.101	21.926	8	19.549	22.484	370	18.003	20.758	1197	20.239	23.348	33
2018	21.926	20.657	7	22.484	21.225	350	20.758	19.644	1111	23.348	22.107	31
2019	20.657	24.731	7	21.225	25.462	331	19.644	23.625	1015	22.107	26.600	34
American Funds Blue Chip Income and Growth Fund - Class 2
2011	11.001	10.766	2	11.124	10.909	517	10.940	10.755	2,477	11.312	11.126	17
2012	10.766	12.109	3	10.909	12.293	664	10.755	12.150	3,203	11.126	12.576	60
2013	12.109	15.905	10	12.293	16.180	708	12.150	16.031	2,986	12.576	16.601	53
2014	15.905	18.120	23	16.180	18.470	749	16.031	18.346	2732	16.601	19.008	55
2015	18.120	17.370	29	18.470	17.741	791	18.346	17.666	2784	19.008	18.313	51
2016	17.370	20.362	31	17.741	20.839	777	17.666	20.803	2582	18.313	21.575	56
2017	20.362	23.536	27	20.839	24.135	739	20.803	24.154	2394	21.575	25.063	52
2018	23.536	21.232	25	24.135	21.816	666	24.154	21.887	2117	25.063	22.722	49
2019	21.232	25.451	27	21.816	26.203	611	21.887	26.355	1872	22.722	27.374	70
American Funds Bond Fund - Class 2
2011	11.303	11.844	2	11.430	12.001	674	10.270	10.810	3,839	11.622	12.239	52
2012	11.844	12.326	4	12.001	12.513	978	10.810	11.300	5,600	12.239	12.801	67
2013	12.326	11.910	25	12.513	12.115	1,216	11.300	10.968	6,095	12.801	12.431	66
2014	11.910	12.383	43	12.115	12.622	1326	10.968	11.455	6156	12.431	12.989	76
2015	12.383	12.262	51	12.622	12.524	1377	11.455	11.395	5992	12.989	12.927	82
2016	12.262	12.467	52	12.524	12.758	1416	11.395	11.637	5890	12.927	13.209	84
2017	12.467	12.763	62	12.758	13.088	1461	11.637	11.967	6098	13.209	13.590	87
2018	12.763	12.514	63	13.088	12.859	1343	11.967	11.787	5536	13.590	13.393	100
2019	12.514	13.516	62	12.859	13.915	1235	11.787	12.788	5062	13.393	14.537	119
American Funds Capital Income Builder® - Class 4
2014	9.647	9.860	11	10.045	9.872	21	10.028	9.888	59	10.185	9.891	1*
2015	9.860	9.563	14	9.872	9.594	67	9.888	9.634	300	9.891	9.641	57
2016	9.563	9.801	19	9.594	9.853	168	9.634	9.919	587	9.641	9.932	70
2017	9.801	10.904	7	9.853	10.984	173	9.919	11.084	614	9.932	11.104	60
2018	10.904	9.988	5	10.984	10.081	155	11.084	10.199	643	11.104	10.222	57
2019	9.988	11.602	5	10.081	11.733	141	10.199	11.900	567	10.222	11.934	56
American Funds Global Balanced Fund - Class 2
2011	N/A	N/A	N/A	9.827	9.610	51	10.039	9.626	271	9.623	9.629	1*
2012	10.416	10.639	1*	9.610	10.674	71	9.626	10.718	448	9.629	10.726	6
2013	10.639	11.792	1*	10.674	11.854	87	10.718	11.933	443	10.726	11.948	6
2014	N/A	N/A	N/A	11.854	11.922	130	11.933	12.030	531	11.948	12.052	7
2015	12.322	11.577	2	11.922	11.685	133	12.030	11.821	502	12.052	11.848	12
2016	11.577	11.945	4	11.685	12.081	139	11.821	12.252	520	11.848	12.286	11
2017	11.945	14.106	5	12.081	14.294	113	12.252	14.533	506	12.286	14.581	13
2018	14.106	13.094	4	14.294	13.296	110	14.533	13.552	487	14.581	13.603	10
2019	13.094	15.575	6	13.296	15.846	112	13.552	16.192	451	13.603	16.262	9
B-1

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2011	12.541	12.947	18	12.644	13.080	339	10.590	10.983	1,651	12.801	13.282	13
2012	12.947	13.578	18	13.080	13.745	454	10.983	11.570	2,328	13.282	13.999	26
2013	13.578	13.064	5	13.745	13.251	537	11.570	11.182	2,312	13.999	13.536	31
2014	13.064	13.081	12	13.251	13.294	574	11.182	11.247	2309	13.536	13.622	34
2015	13.081	12.393	14	13.294	12.621	590	11.247	10.703	2309	13.622	12.970	34
2016	12.393	12.571	15	12.621	12.828	558	10.703	10.906	2187	12.970	13.223	34
2017	12.571	13.266	18	12.828	13.564	592	10.906	11.561	2137	13.223	14.024	32
2018	13.266	12.927	17	13.564	13.243	551	11.561	11.316	1938	14.024	13.734	28
2019	12.927	13.758	18	13.243	14.123	516	11.316	12.098	1812	13.734	14.690	29
American Funds Global Discovery(1)
2011	13.241	12.145	1*	13.390	12.305	59	11.089	10.217	351	13.615	12.550	1*
2012	12.145	14.455	1*	12.305	14.676	89	10.217	12.215	459	12.550	15.013	4
2013	14.455	16.844	1*	14.676	17.114	97	12.215	14.258	466	15.013	17.527	5
American Funds Global Growth and Income Fund - Class 2
2011	N/A	N/A	N/A	11.345	10.682	317	11.606	10.955	764	11.503	10.863	5
2012	N/A	N/A	N/A	10.682	12.426	390	10.955	12.776	932	10.863	12.675	13
2013	13.212	14.840	6	12.426	15.067	435	12.776	15.530	939	12.675	15.415	13
2014	14.840	15.482	13	15.067	15.751	510	15.530	16.275	979	15.415	16.163	15
2015	15.482	15.084	15	15.751	15.377	533	16.275	15.929	1030	16.163	15.827	33
2016	15.084	15.991	15	15.377	16.334	516	15.929	16.963	985	15.827	16.863	39
2017	15.991	19.909	13	16.334	20.377	487	16.963	21.214	864	16.863	21.099	33
2018	19.909	17.768	13	20.377	18.222	461	21.214	19.018	775	21.099	18.925	31
2019	17.768	23.013	13	18.222	23.648	428	19.018	24.742	631	18.925	24.633	38
American Funds Global Growth Fund - Class 2
2011	N/A	N/A	N/A	14.716	13.268	100	11.739	10.611	404	14.964	13.533	2
2012	N/A	N/A	N/A	13.268	16.092	119	10.611	12.901	491	13.533	16.462	2
2013	17.836	20.221	3	16.092	20.571	225	12.901	16.532	937	16.462	21.106	7
2014	20.221	20.432	12	20.571	20.827	245	16.532	16.780	944	21.106	21.433	8
2015	20.432	21.578	13	20.827	22.039	250	16.780	17.801	922	21.433	22.749	12
2016	21.578	21.442	13	22.039	21.944	244	17.801	17.769	914	22.749	22.719	15
2017	21.442	27.840	8	21.944	28.549	230	17.769	23.175	759	22.719	29.646	15
2018	27.840	25.008	8	28.549	25.696	211	23.175	20.911	685	29.646	26.763	10
2019	25.008	33.409	8	25.696	34.397	192	20.911	28.062	558	26.763	35.934	9
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	8.910	9.332	1*	10.086	9.346	17	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.332	9.642	29	9.346	9.681	43	9.865	9.689	1*
2017	N/A	N/A	N/A	9.642	12.224	29	9.681	12.304	67	9.689	12.320	1*
2018	N/A	N/A	N/A	12.224	10.915	28	12.304	11.014	55	12.320	11.034	1*
2019	N/A	N/A	N/A	10.915	14.222	27	11.014	14.386	62	11.034	14.419	1*
American Funds Global Small Capitalization Fund - Class 2
2011	15.631	12.481	9	15.806	12.646	144	11.951	9.586	890	16.072	12.898	26
2012	12.481	14.567	10	12.646	14.789	196	9.586	11.239	1,126	12.898	15.129	28
2013	14.567	18.454	3	14.789	18.773	201	11.239	14.302	1,086	15.129	19.262	26
2014	18.454	18.612	9	18.773	18.971	226	14.302	14.489	1101	19.262	19.524	26
2015	18.612	18.429	13	18.971	18.823	233	14.489	14.412	1056	19.524	19.430	29
2016	18.429	18.582	13	18.823	19.017	241	14.412	14.597	1083	19.430	19.689	32
2017	18.582	23.103	12	19.017	23.691	228	14.597	18.231	990	19.689	24.602	32
2018	23.103	20.410	11	23.691	20.971	214	18.231	16.178	908	24.602	21.843	32
2019	20.410	26.509	11	20.971	27.293	198	16.178	21.107	774	21.843	28.513	32
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	9.919	9.550	35	9.902	9.566	56	9.985	9.569	8
2016	N/A	N/A	N/A	9.550	10.056	155	9.566	10.097	82	9.569	10.106	8
2017	N/A	N/A	N/A	10.056	11.486	156	10.097	11.563	151	10.106	11.578	8
2018	N/A	N/A	N/A	11.486	10.968	186	11.563	11.068	188	11.578	11.088	13
2019	11.903	12.858	1*	10.968	12.977	187	11.068	13.129	154	11.088	13.160	12
B-2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth Fund - Class 2
2011	12.130	11.467	16	12.266	11.618	457	11.593	11.008	2,511	12.472	11.850	33
2012	11.467	13.350	17	11.618	13.554	578	11.008	12.874	3,063	11.850	13.865	53
2013	13.350	17.153	34	13.554	17.450	646	12.874	16.616	2,856	13.865	17.904	50
2014	17.153	18.382	49	17.450	18.737	730	16.616	17.887	2890	17.904	19.283	53
2015	18.382	19.398	57	18.737	19.813	768	17.887	18.961	2864	19.283	20.451	76
2016	19.398	20.975	59	19.813	21.466	784	18.961	20.595	2708	20.451	22.224	88
2017	20.975	26.575	51	21.466	27.252	743	20.595	26.211	2364	22.224	28.299	78
2018	26.575	26.180	47	27.252	26.900	650	26.211	25.938	1991	28.299	28.018	83
2019	26.180	33.811	47	26.900	34.811	586	25.938	33.649	1745	28.018	36.366	99
American Funds Growth-Income Fund - Class 2
2011	10.938	10.604	18	11.060	10.744	723	11.066	10.777	3,173	11.247	10.958	51
2012	10.604	12.303	19	10.744	12.491	920	10.777	12.560	3,961	10.958	12.778	62
2013	12.303	16.221	45	12.491	16.501	988	12.560	16.634	3,636	12.778	16.931	59
2014	16.221	17.723	57	16.501	18.066	1030	16.634	18.256	3475	16.931	18.592	56
2015	17.723	17.758	65	18.066	18.137	1073	18.256	18.374	3446	18.592	18.721	74
2016	17.758	19.557	67	18.137	20.015	1036	18.374	20.328	3276	18.721	20.722	79
2017	19.557	23.638	58	20.015	24.239	982	20.328	24.679	3009	20.722	25.171	67
2018	23.638	22.927	54	24.239	23.558	901	24.679	24.045	2564	25.171	24.536	75
2019	22.927	28.560	54	23.558	29.404	811	24.045	30.088	2295	24.536	30.718	93
American Funds High-Income Bond Fund - Class 2
2011	13.081	13.167	1*	13.228	13.341	122	10.924	11.045	715	13.450	13.606	15
2012	13.167	14.785	1*	13.341	15.010	162	11.045	12.459	1,122	13.606	15.355	17
2013	14.785	15.565	3	15.010	15.834	193	12.459	13.175	1,276	15.355	16.246	17
2014	15.565	15.469	6	15.834	15.768	220	13.175	13.153	971	16.246	16.227	18
2015	15.469	14.162	8	15.768	14.465	246	13.153	12.096	981	16.227	14.931	22
2016	14.162	16.461	8	14.465	16.846	236	12.096	14.123	940	14.931	17.441	22
2017	16.461	17.377	8	16.846	17.819	232	14.123	14.976	909	17.441	18.503	20
2018	17.377	16.759	9	17.819	17.220	218	14.976	14.509	815	18.503	17.935	20
2019	16.759	18.629	9	17.220	19.179	207	14.509	16.200	752	17.935	20.036	24
American Funds International Fund - Class 2
2011	14.352	12.195	15	14.513	12.356	177	11.855	10.118	1,244	14.757	12.602	21
2012	12.195	14.200	16	12.356	14.416	226	10.118	11.835	1,507	12.602	14.747	21
2013	14.200	17.057	21	14.416	17.352	271	11.835	14.280	1,486	14.747	17.804	20
2014	17.057	16.399	26	17.352	16.715	323	14.280	13.791	1549	17.804	17.202	22
2015	16.399	15.462	25	16.715	15.792	355	13.791	13.062	1574	17.202	16.301	23
2016	15.462	15.809	25	15.792	16.179	362	13.062	13.415	1544	16.301	16.750	24
2017	15.809	20.632	19	16.179	21.156	338	13.415	17.586	1447	16.750	21.969	26
2018	20.632	17.699	19	21.156	18.186	307	17.586	15.155	1347	21.969	18.942	36
2019	17.699	21.479	19	18.186	22.114	287	15.155	18.474	1176	18.942	23.102	32
American Funds International Growth and Income Fund - Class 2
2011	15.935	14.366	12	16.002	14.456	79	11.857	10.738	255	16.104	14.592	1*
2012	14.366	16.529	12	14.456	16.666	109	10.738	12.410	322	14.592	16.873	6
2013	16.529	19.440	12	16.666	19.640	120	12.410	14.662	369	16.873	19.944	6
2014	19.440	18.593	15	19.640	18.822	138	14.662	14.086	375	19.944	19.170	7
2015	18.593	17.333	15	18.822	17.581	154	14.086	13.191	405	19.170	17.961	18
2016	17.333	17.364	15	17.581	17.648	158	13.191	13.274	416	17.961	18.083	18
2017	17.364	21.440	10	17.648	21.834	144	13.274	16.464	359	18.083	22.440	18
2018	21.440	18.796	11	21.834	19.180	144	16.464	14.499	323	22.440	19.771	17
2019	18.796	22.788	11	19.180	23.300	125	14.499	17.657	294	19.771	24.091	17
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.532	12.193	9	10.374	12.228	242	11.103	12.235	1*
2014	N/A	N/A	N/A	12.193	12.417	8	12.228	12.483	285	12.235	12.497	1*
2015	N/A	N/A	N/A	12.417	12.156	16	12.483	12.251	274	12.497	12.270	1*
2016	N/A	N/A	N/A	12.156	12.904	42	12.251	13.038	511	12.270	13.065	3
2017	N/A	N/A	N/A	12.904	14.659	31	13.038	14.848	618	13.065	14.887	3
2018	N/A	N/A	N/A	14.659	13.796	33	14.848	14.009	571	14.887	14.052	19
2019	N/A	N/A	N/A	13.796	16.107	44	14.009	16.397	622	14.052	16.455	18
B-3

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.978	9.285	64	10.078	9.300	148	9.882	9.303	4
2016	9.260	9.257	1*	9.285	9.287	78	9.300	9.326	273	9.303	9.333	8
2017	9.257	10.882	1*	9.287	10.939	77	9.326	11.012	416	9.333	11.026	9
2018	N/A	N/A	N/A	10.939	10.078	72	11.012	10.170	478	11.026	10.189	9
2019	N/A	N/A	N/A	10.078	12.011	82	10.170	12.152	462	10.189	12.180	9
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	10.018	9.387	219	10.088	9.402	952	9.875	9.405	1*
2016	9.129	9.600	135	9.387	9.632	390	9.402	9.671	2511	9.405	9.679	17
2017	9.600	11.050	132	9.632	11.109	443	9.671	11.182	2217	9.679	11.197	25
2018	11.050	10.398	127	11.109	10.473	444	11.182	10.569	2203	11.197	10.589	25
2019	10.398	12.249	119	10.473	12.363	495	10.569	12.508	2169	10.589	12.537	25
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	9.864	9.398	154	10.118	9.413	708	10.012	9.416	4
2016	9.319	9.637	11	9.398	9.669	294	9.413	9.709	1716	9.416	9.717	29
2017	9.637	11.230	11	9.669	11.290	294	9.709	11.365	2107	9.717	11.380	29
2018	11.230	10.649	11	11.290	10.727	288	11.365	10.825	2236	11.380	10.845	38
2019	10.649	12.543	7	10.727	12.660	337	10.825	12.808	2197	10.845	12.838	36
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	10.054	10.319	10	10.066	10.335	26	10.061	10.339	1*
2012	N/A	N/A	N/A	10.319	10.454	20	10.335	10.497	76	10.339	10.506	1*
2013	N/A	N/A	N/A	10.454	10.172	22	10.497	10.239	101	10.506	10.252	1*
2014	N/A	N/A	N/A	10.172	10.593	23	10.239	10.689	106	10.252	10.708	1*
2015	N/A	N/A	N/A	10.593	10.676	23	10.689	10.800	102	10.708	10.826	5
2016	N/A	N/A	N/A	10.676	10.802	25	10.800	10.955	128	10.826	10.986	5
2017	N/A	N/A	N/A	10.802	10.820	27	10.955	11.000	144	10.986	11.037	3
2018	N/A	N/A	N/A	10.820	10.741	22	11.000	10.948	144	11.037	10.990	2
2019	N/A	N/A	N/A	10.741	11.164	20	10.948	11.408	147	10.990	11.457	2
American Funds New World Fund® - Class 2
2011	19.548	16.612	7	19.767	16.832	76	12.087	10.318	442	20.099	17.167	13
2012	16.612	19.330	7	16.832	19.625	104	10.318	12.060	544	17.167	20.075	14
2013	19.330	21.262	7	19.625	21.629	110	12.060	13.326	572	20.075	22.192	15
2014	21.262	19.345	10	21.629	19.719	123	13.326	12.179	610	22.192	20.293	16
2015	19.345	18.504	9	19.719	18.899	127	12.179	11.702	628	20.293	19.508	20
2016	18.504	19.235	9	18.899	19.685	130	11.702	12.219	610	19.508	20.380	19
2017	19.235	24.589	7	19.685	25.215	127	12.219	15.691	533	20.380	26.184	21
2018	24.589	20.875	7	25.215	21.449	123	15.691	13.381	524	26.184	22.340	20
2019	20.875	26.623	7	21.449	27.411	111	13.381	17.143	439	22.340	28.635	15
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2011	12.041	12.792	1*	12.176	12.961	282	10.201	10.886	1,894	12.381	13.219	11
2012	12.792	12.874	1*	12.961	13.070	398	10.886	11.005	2,795	13.219	13.370	18
2013	12.874	12.323	9	13.070	12.536	458	11.005	10.582	3,025	13.370	12.862	15
2014	12.323	12.780	13	12.536	13.027	467	10.582	11.024	2996	12.862	13.406	16
2015	12.780	12.822	13	13.027	13.096	451	11.024	11.110	2921	13.406	13.518	14
2016	12.822	12.813	15	13.096	13.113	419	11.110	11.152	2911	13.518	13.576	15
2017	12.813	12.855	15	13.113	13.182	435	11.152	11.239	2887	13.576	13.689	20
2018	12.855	12.789	19	13.182	13.140	412	11.239	11.232	2609	13.689	13.686	21
2019	12.789	13.301	19	13.140	13.694	417	11.232	11.734	2528	13.686	14.306	21
American Funds Ultra-Short Bond Fund - Class 2
2011	N/A	N/A	N/A	10.638	10.471	5	9.933	9.801	45	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.471	10.315	7	9.801	9.680	96	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.315	10.162	81	9.680	9.560	103	N/A	N/A	N/A
2014	9.899	9.813	24	10.162	10.002	17	9.560	9.432	134	10.356	10.294	2
2015	N/A	N/A	N/A	10.002	9.852	12	9.432	9.315	56	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.852	9.732	34	9.315	9.224	368	N/A	N/A	N/A
2017	9.448	9.435	2	9.732	9.674	28	9.224	9.193	81	10.050	10.047	18
2018	N/A	N/A	N/A	9.674	9.703	69	9.193	9.243	154	10.047	10.107	11
2019	N/A	N/A	N/A	9.703	9.757	64	9.243	9.318	169	10.107	10.194	11
B-4

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Balanced Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.597	10.420	271	10.608	10.457	1,488	10.611	10.464	21
2012	N/A	N/A	N/A	10.420	11.463	403	10.457	11.533	2,121	10.464	11.547	21
2013	N/A	N/A	N/A	11.463	12.998	397	11.533	13.110	2,192	11.547	13.132	30
2014	N/A	N/A	N/A	12.998	13.554	395	13.110	13.704	2257	13.132	13.735	32
2015	13.006	13.131	1*	13.554	13.274	472	13.704	13.455	2228	13.735	13.492	33
2016	13.131	13.724	7	13.274	13.901	471	13.455	14.126	2143	13.492	14.171	32
2017	13.724	15.506	9	13.901	15.738	365	14.126	16.033	1847	14.171	16.092	31
2018	15.506	14.641	8	15.738	14.889	311	16.033	15.206	1677	16.092	15.270	29
2019	14.641	16.898	8	14.889	17.219	286	15.206	17.629	1534	15.270	17.712	34
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	10.138	10.170	10	9.906	10.187	283	9.898	10.207	1,601	10.103	10.211	15
2013	10.170	11.340	10	10.187	11.381	567	10.207	11.432	3,715	10.211	11.442	29
2014	11.340	11.774	9	11.381	11.840	717	11.432	11.923	4544	11.442	11.939	51
2015	11.774	11.342	9	11.840	11.429	822	11.923	11.538	4786	11.939	11.560	61
2016	11.342	11.680	9	11.429	11.792	777	11.538	11.935	4556	11.560	11.963	60
2017	11.680	12.884	9	11.792	13.034	689	11.935	13.224	4080	11.963	13.262	54
2018	N/A	N/A	N/A	13.034	12.460	630	13.224	12.673	3786	13.262	12.716	37
2019	N/A	N/A	N/A	12.460	14.285	513	12.673	14.567	3341	12.716	14.623	41
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	10.176	10.233	9	9.959	10.249	334	9.889	10.270	2,194	9.877	10.274	48
2013	10.233	11.834	9	10.249	11.876	767	10.270	11.930	5,463	10.274	11.940	96
2014	11.834	11.944	13	11.876	12.011	1429	11.930	12.095	7907	11.940	12.112	103
2015	11.944	11.384	13	12.011	11.470	1434	12.095	11.580	8682	12.112	11.602	109
2016	11.384	11.573	12	11.470	11.684	1274	11.580	11.825	7908	11.602	11.854	119
2017	11.573	13.299	12	11.684	13.454	1218	11.825	13.650	7273	11.854	13.690	109
2018	13.299	12.569	3	13.454	12.741	1163	13.650	12.959	6758	13.690	13.003	102
2019	12.569	14.485	3	12.741	14.713	946	12.959	15.002	6077	13.003	15.061	76
LVIP American Growth Allocation Fund - Service Class
2011	10.693	10.327	9	10.702	10.357	672	10.713	10.394	1,743	10.715	10.401	21
2012	10.327	11.499	9	10.357	11.555	760	10.394	11.625	2,326	10.401	11.639	20
2013	11.499	13.347	9	11.555	13.439	775	11.625	13.554	2,169	11.639	13.577	19
2014	13.347	13.874	9	13.439	13.998	735	13.554	14.153	2372	13.577	14.184	29
2015	13.874	13.533	11	13.998	13.681	785	14.153	13.867	2444	14.184	13.905	32
2016	13.533	14.178	12	13.681	14.361	789	13.867	14.593	2380	13.905	14.640	31
2017	14.178	16.403	12	14.361	16.648	703	14.593	16.959	2202	14.640	17.023	40
2018	16.403	15.334	12	16.648	15.594	683	16.959	15.926	1964	17.023	15.993	131
2019	15.334	18.002	13	15.594	18.344	609	15.926	18.781	1834	15.993	18.870	123
LVIP American Income Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.380	10.529	1*	10.391	10.566	261	10.393	10.574	2
2012	N/A	N/A	N/A	10.529	11.281	23	10.566	11.349	442	10.574	11.363	10
2013	N/A	N/A	N/A	11.281	12.120	50	11.349	12.224	449	11.363	12.244	11
2014	N/A	N/A	N/A	12.120	12.693	42	12.224	12.834	367	12.244	12.862	12
2015	N/A	N/A	N/A	12.693	12.430	44	12.834	12.599	386	12.862	12.634	12
2016	N/A	N/A	N/A	12.430	12.946	46	12.599	13.155	331	12.634	13.197	12
2017	N/A	N/A	N/A	12.946	14.077	27	13.155	14.340	315	13.197	14.393	10
2018	N/A	N/A	N/A	14.077	13.524	25	14.340	13.812	244	14.393	13.870	13
2019	N/A	N/A	N/A	13.524	15.223	30	13.812	15.586	279	13.870	15.659	11
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	10.021	10.003	2	10.023	10.011	16	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.003	9.756	145	10.011	9.789	427	9.826	9.796	1*
2014	N/A	N/A	N/A	9.756	9.827	172	9.789	9.884	483	9.796	9.896	1*
2015	N/A	N/A	N/A	9.827	9.720	193	9.884	9.802	566	9.896	9.818	3
2016	N/A	N/A	N/A	9.720	9.770	237	9.802	9.876	703	9.818	9.898	7
2017	N/A	N/A	N/A	9.770	9.796	284	9.876	9.927	697	9.898	9.954	8
2018	9.655	9.620	15	9.796	9.743	270	9.927	9.898	750	9.954	9.930	8
2019	9.620	9.862	9	9.743	10.008	322	9.898	10.194	699	9.930	10.231	8
*	The numbers of accumulation units less than 1000 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy Shareholder's Advantage and American Legacy Shareholder's Advantage A Class.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.
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Appendix C — Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are no longer available. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders.
Charges, Fees and Deductions for Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0 is an older version of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) which is still currently available. For more information about Lincoln Lifetime IncomeSM Advantage 2.0 please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The fee rates for the riders listed above are:
	Current Initial Annual Fee Rate		Guaranteed Maximum Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)	2.00%	2.00%

The fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals; and
•	may increase every Benefit Year upon an Account Value Step-up or an Enhancement. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals. This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
C-1

If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider protected lifetime income fee continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the fee may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the protected lifetime income fee will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
See i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider in the prospectus for an example of how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated.
Lincoln Lifetime IncomeSM Advantage Fee. While this rider is in effect, there is a fee for Lincoln Lifetime IncomeSM Advantage. The current annual protected lifetime income fee rate is 0.90% of the Protected Income Base (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual fee rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Appendix C – Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a description of the calculation of the Protected Income Base.
The fee is based on the Protected Income Base as increased for subsequent Gross Purchase Payments, Account Value Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the protected lifetime income fee is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Appendix C – Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a discussion and example of the impact of the changes to the Protected Income Base.
Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual fee rate of 1.50%. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Account Value Step-up and is not available if additional Purchase Payments would cause your fee to increase. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
An increase in the Protected Income Base as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Gross Purchase Payment will cause the fee rate for your rider to change to the current fee rate in effect on the next Benefit Year anniversary, but the fee rate will never exceed the guaranteed maximum annual fee rate. The new fee rate will become effective on the Benefit Year anniversary.
C-2

The protected lifetime income fee will be discontinued upon termination of the rider. A portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Protected Income Base is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no protected lifetime income fee will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.65% for the i4LIFE® Advantage Account Value Death Benefit; 1.70% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln SmartSecurity® Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Appendix C – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Appendix C – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
C-3

Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Gross Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Fee. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® fee rate is currently 0.65% of the Protected Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Protected Income Base. The Protected Income Base (an amount equal to the initial Gross Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Protected Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® protected lifetime income fee rate multiplied by the Protected Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Protected Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® protected lifetime income fee is assessed. The amount we deduct will increase as the Protected Income Base increases, because the fee is based on the Protected Income Base. As described in more detail below, the only time the Protected Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Protected Income Base, a portion of the protected lifetime income fee, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Protected Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® protected lifetime income fee for the reset Protected Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual fee rate will be the current fee rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual fee rate will change to the current fee rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Protected Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Protected Income Base, your 4LATER® protected lifetime income fee rate will never change, although the amount we deduct will change as your Protected Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
C-4

i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.80% for the i4LIFE® Advantage Account Value Death Benefit; 1.85% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.10% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum Protected Income Base is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Protected Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements and the step-up to 200% of the initial Protected Income Base (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Protected Income Base called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Protected Income Base (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
If you purchased this rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
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We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base. The Protected Income Base is a value used to calculate your withdrawal benefit under this rider. The Protected Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Income Base varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Protected Income Base equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Protected Income Base equals the Contract Value on the effective date of the rider. The maximum Protected Income Base is $10 million. This maximum takes into consideration the total Protected Income Bases under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Protected Income Base as discussed below.
5% Enhancement to the Protected Income Base. On each Benefit Year anniversary, the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Protected Income Base equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base :
Initial Purchase Payment = $100,000; Protected Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Protected Income Base = $125,000
On the first Benefit Year anniversary, the Protected Income Base is $130,750 (= $115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Account Value Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides a greater increase to the Protected Income Base, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Protected Income Base above the maximum Protected Income Base of $10
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million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Account Value Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59 or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Account Value Step-up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Protected Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Protected Income Base.
Account Value Step-ups of the Protected Income Base. The Protected Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee and account fee), plus any Purchase Payments made on that date is greater than the Protected Income Base after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Following is an example of how the Account Value Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59 (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$47,750*	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Account Value Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Step-up to 200% of the initial Protected Income Base. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Protected Income Base to 200% of your initial Protected Income Base (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Protected Income Base to an amount higher than that provided by the 5% Enhancement or the Account Value Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Account Value Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59 (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
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3.	cumulative withdrawals totaling more than 10% of the initial Protected Income Base (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Protected Income Base is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Protected Income Base until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Protected Income Base exceeds 200% of your initial Protected Income Base (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Protected Income Base. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
The following example demonstrates the impact of this step-up on the Protected Income Base:
Initial Purchase Payment at age 55 = $200,000; Protected Income Base = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Protected Income Base is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Protected Income Base is less than $360,000 ($200,000 initial Protected Income Base reduced by the two $10,000 withdrawals x 200%), the Protected Income Base is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Protected Annual Income Amount. You may make periodic withdrawals up to the Protected Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Protected Annual Income amount is greater than zero.
On the effective date of the rider, the Protected Annual Income amount is equal to 5% of the initial Protected Income Base. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue automatically for your life (and your spouse if applicable under joint life option) under the Protected Annual Income Payment Option (discussed later). You may not withdraw the remaining Protected Income Base in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Protected Annual Income amount, will decrease your Contract Value.
The Protected Annual Income amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Protected Annual Income amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Protected Annual Income amount also include the Nursing Home Enhancement Protected Annual Income amount.
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The Protected Annual Income amount is increased by 5% of any additional Purchase Payments . For example, if the Protected Annual Income amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Protected Annual Income amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Account Value Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Protected Annual Income amount to the greater of:
a.	the Protected Annual Income amount immediately prior to the 5% Enhancement, Account Value Step-up or 200% step-up; or
b.	5% of the Protected Income Base on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Protected Annual Income amount from Lincoln Lifetime IncomeSM Advantage and the Maximum Annual Withdrawal amount from Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Protected Income Base.
Withdrawals after age 59 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59 (single life) or age 65 (joint life) are within the Protected Annual Income amount, then:
1.	the withdrawal will reduce the Protected Income Base by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Protected Annual Income amount will remain the same.
The impact of withdrawals prior to age 59 or age 65 will be discussed later in this section. The following example illustrates the impact of Protected Annual Incomes on the Protected Income Base and the recalculation of the Protected Annual Income amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59 and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$47,750*	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
*The beginning Contract Value is the initial Purchase Payment less the 4.5% sales charge.
The initial Protected Annual Income amount is equal to 5% of the Protected Income Base. Since withdrawals occurred each year (even withdrawals within the Protected Annual Income amount), the 5% Enhancement of the Protected Income Base was not available. However, each year the Account Value Step-up occurred (first, third and fourth Benefit Year anniversaries), the Protected Annual Income amount was recalculated to 5% of the current Protected Income Base.
Withdrawals from Individual Retirement Annuity contracts will be treated as within the Protected Annual Income amount (even if they exceed the 5% Protected Annual Income amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are over age 59 (age 65 of the youngest life for joint life option).
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
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Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount. When Excess Withdrawals occur:
1.	The Protected Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction.
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and the Protected Annual Income amount. A $12,000 withdrawal caused a $15,182 reduction in the Protected Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Protected Annual Income amount = $5,000 (5% of the initial Protected Income Base of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Protected Annual Income amount, $7,000 is the Excess Withdrawal):
The Contract Value and Protected Income Base are reduced dollar for dollar for the Protected Annual Income amount of $5,000:
Contract Value = $55,000
Protected Income Base = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Protected Income Base is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Protected Income Base = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Protected Annual Income amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Protected Annual Income amount may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Withdrawals before age 59/65. If any withdrawal is made prior to the time the Contractowner is age 59 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Protected Annual Income amounts, the following will occur:
1.	The Protected Income Base will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction);
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base;
3.	The 5% Enhancement to the Protected Income Base is not available until after an Account Value Step-up to the Contract Value occurs. This Account Value Step-up will not occur until the Contract Value exceeds the Protected Income Base on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59 for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Protected Income Base
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Protected Annual Income amount
If a $5,000 withdrawal is made before age 59, the Protected Income Base will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Protected Annual Income amount is $4,722 (5% x $94,444).
In a declining market, withdrawals prior to age 59 (or 65 if Joint Life) may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Protected Income Base (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Protected Annual Income amounts or any other benefits under this rider. You have 30 days
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after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Protected Income Base (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Protected Annual Income amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Protected Income Base of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Protected Annual Income Payout Option. If you are required to annuitize your Protected Annual Income amount because you have reached the Annuity Commencement Date, the Protected Annual Income Payout Option is available.
The Protected Annual Income Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Protected Annual Income amount, you will receive the Protected Annual Income Payment Option.
If you are receiving the Protected Annual Income Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the Protected Annual Income Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Protected Annual Income Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Protected Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Protected Income Base.
Upon the first death under the joint life option, the lifetime payout of the Protected Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end
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and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Protected Income Base and the Protected Annual Income amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59) to receive Protected Annual Income amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Protected Income Base over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Protected Income Base to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Gross Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Gross Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
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Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Account Value Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Gross Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Gross Purchase Payments automatically increase the Guaranteed Amount by the amount of the Gross Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Gross Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Gross Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000 (less 4.5% sales charge)	$47,750	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Gross Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
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Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Gross Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Gross Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract.
If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if:
•	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
•	the RMD calculation must be based only on the value in this contract;
•	no withdrawals other than RMDs are made within the Benefit Year; and
•	this contract is not a beneficiary IRA.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
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Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Excess Withdrawals will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either
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automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of
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the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Guaranteed Income Benefit (version 4). The charge (see Expense Table B), Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of Guaranteed Income Benefit (version 4). This decision must be made prior to the maximum age limit and prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides a Protected Income Base (described below) prior to the time you begin taking payouts
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from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Protected Income Base. The Protected Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Protected Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Protected Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Protected Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Gross Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Protected Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Protected Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Protected Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Protected Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Protected Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Protected Income Base to the Contract Value. At the end of each completed Waiting Period, the Protected Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Protected Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Protected Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Protected Income Base. 4LATER® provides a 15% automatic enhancement to the Protected Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Protected Income Base. See Maximum Protected Income Base. During the Waiting Period, the Future Protected Income Base is established to provide the value of this 15% enhancement on the Protected Income Base. After each 3-year Waiting Period is satisfied, the Protected Income Base is increased to equal the value of the Future Protected Income Base. The 4LATER® charge will then be assessed on this newly adjusted Protected Income Base, but the charge rate will not change.
Any Gross Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Protected Income Base by the amount of the Gross Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Protected Income Base	$110,000
Future Protected Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Protected Income Base (after 1st Waiting Period)	$126,500
New Future Protected Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Protected Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
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Protected Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Protected Income Base	$110,000
Future Protected Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Protected Income Base (after 1st Waiting Period)	$125,500
New Future Protected Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Protected Income Base to the Contract Value, the Future Protected Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Protected Income Base to the current Contract Value below.
In all situations, the Future Protected Income Base is subject to the Maximum Protected Income Base described below. The Future Protected Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Protected Income Base will become at the end of the Waiting Period.
Maximum Protected Income Base. The Maximum Protected Income Base is equal to 200% of the Protected Income Base on the 4LATER® Effective Date. The Maximum Protected Income Base will be increased by 200% of any additional Gross Purchase Payments. In all circumstances, the Maximum Protected Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Protected Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.
Each withdrawal will reduce the Maximum Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Protected Income Base	$100,000	Maximum Protected Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Protected Income Base	$ 20,000
New Protected Income Base	$110,000	New Maximum Protected Income Base	$220,000
Future Protected Income Base after Purchase Payment	$125,500	Maximum Protected Income Base	$220,000
Protected Income Base (after 1st Waiting Period)	$125,500
Future Protected Income Base (during 2nd Waiting Period)	$144,325	Maximum Protected Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Protected Income Base	$112,950
Future Protected Income Base	$129,893	Maximum Protected Income Base	$198,000
Resets of the Protected Income Base to the current Contract Value (“Resets”). You may elect to reset the Protected Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Protected Income Base. Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Protected Income Base if your Contract Value has increased above the Protected Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Protected Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Protected Income Base (after the Protected Income Base has been reset to the Future Protected Income Base), we will implement this election and the Protected Income Base will be equal to the Contract Value on that date. We will
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notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Protected Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Protected Income Base increased to the Future Protected Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Protected Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Protected Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Protected Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Protected Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Protected Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Protected Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or
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the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
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Appendix D — Protected Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between March 16, 2020 and April 30, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.20%	55 – 58	2.90%
59 – 64	4.50%	59 – 64	4.00%
65 – 69	5.35%	65 – 69	5.00%
70 – 74	5.45%	70 – 74	5.10%
75+	5.60%	75+	5.20%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.20%
59 – 64	4.50%	59 – 64	4.10%
65 – 69	5.50%	65 – 69	5.20%
70 – 74	5.60%	70 – 74	5.30%
75+	5.70%	75+	5.40%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between July 15, 2019 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between April 1, 2019 and July 14, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.85%	65 – 69	5.50%
70 – 74	5.90%	70 – 74	5.60%
75+	6.00%	75+	5.75%
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Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between November 1, 2018 and March 31, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between May 21, 2018 and October 31, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.75%	65 – 74	5.35%
75+	6.00%	75+	5.75%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between September 25, 2017 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.50%	65 – 74	5.25%
75+	5.85%	75+	5.60%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017 but prior to September 25, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after May 20, 2013 but prior to January 23, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.50%
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Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
59 - 64	4.00%
65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections prior to December 3, 2012
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%

Lincoln Lifetime IncomeSM Advantage 2.0
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20, 2013
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Lincoln Lifetime IncomeSM Advantage 2.0 for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 21, 2012 but prior to December 3, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections prior to May 21, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
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Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
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Appendix E — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between November 18, 2019 and April 30, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 –58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65 – 69	4.50%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.50%
75 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between November 18, 2019 and April 30, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 –58	3.00%
59 – 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections on or after May 20, 2013 or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 –58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 i4LIFE® Advantage Guaranteed Income Benefit elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Protected Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Protected Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%

Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

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SAI 2

American Legacy Shareholder's Advantage® (A Class)
Lincoln National Variable Annuity Account H
(Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy Shareholder's Advantage® (A Class) prospectus of Lincoln National Variable Annuity Account H dated May 1, 2020. You may obtain a copy of the American Legacy Shareholder's Advantage® (A Class) prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.

This SAI is not a prospectus.
The date of this SAI is May 1, 2020.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln National Variable Annuity Account H, as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $274,962,118, $285,732,649 and $262,118,124 to LFN and Selling Firms in 2017, 2018 and 2019 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
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units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by
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sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life appear on the following pages.
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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates and Guaranteed Income Benefit percentages for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on or after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Protected Annual Income Rates

The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.20%	55-58	2.90%
59-64	4.10%	59-64	4.00%
65-69	5.35%	65-69	5.00%
70-74	5.45%	70-74	5.10%
75+	5.60%	75+	5.20%

Guaranteed Income Benefit Percentages

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The following rates apply to i4LIFE ® Advantage Guaranteed Income Benefit (Managed Risk) elections for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates, and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the rates and percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates and Guaranteed Income Benefit percentages for the Lincoln Market Select ® Advantage rider. This supplement is for informational purposes and equires no action on your part. This Rate Sheet must be retained with the current prospectus. The rates below apply for applications and/or election forms signed on or after April 20, 2020. The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Protected Annual Income Rates

The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.10%	55-58	2.85%
59-64	4.00%	59-64	3.65%
65-69	5.10%	65-69	4.65%
70-74	5.15%	70-74	4.75%
75+	5.55%	75+	5.00%

Guaranteed Income Benefit Percentages

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The rates listed below are for i4LIFE ® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select ® Advantage.

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates, and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the rates and percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE ® Advantage Select Guaranteed Income Benefit percentages that we are currently offering for Contractowners with 4LATER ® Select Advantage. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

i4LIFE ® Advantage Select Guaranteed Income Benefit

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the rate indicated in this Rate Sheet, your 4LATER ® Select Advantage application or rider election form must be signed and dated on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE ® Advantage Guaranteed Income Benefit percentages that we are currently offering. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

i4LIFE ® Advantage Select Guaranteed Income Benefit

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

i4LIFE ® Advantage Guaranteed Income Benefit (Managed Risk)

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.25%
59-64	4.00%	59-64	3.75%
65-69	5.00%	65-69	4.25%
70-74	5.25%	70-74	4.50%
75-79	5.50%	75-79	5.00%
80+	5.50%	80+	5.25%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity ® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit for i4LIFE ® Advantage Select Guaranteed Income Benefit.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) outlines the rider charges and the Protected Annual Income rates for the Lincoln Wealth PassSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or rider election forms signed on and after September 16, 2019, and may be superseded at any time.

In the event we change our rates, the new rates will be disclosed on a new rate sheet at least 10 days in advance of the change. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Current Initial Charge Rate

Age at Issue 0 – 65	1.00%
Age at Issue 66 – 80	1.25%

Protected annual Income Rate

The Protected Annual Income (“PAI”) rate will be based on the Contractowner’s age on the earlier of the latest date to begin withdrawals to stretch payments over the owner’s life expectancy (i.e., death of the original account owner or Contractowner), or the date that the Contract Value reduces to zero. Thereafter, the rate will not change.

Age	PAI Rate
0 – 54	4.50%
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%

In order to receive the rates indicated in this Rate Sheet, your application or rider election form must be signed on and after September 16, 2019. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. The rates set forth above may be superseded at any time, in our sole discretion.

Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Protected Annual Income rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Guaranteed Annual Income rates for the Lincoln IRA Income PlusSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after January 21, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The Guaranteed Annual Income amount is determined (a) by multiplying the Income Base by the applicable rate, and (b) whether or your Contract Value has been reduced to zero. Thereafter, the Guaranteed Annual Income rate will decrease once the Contract Value reaches zero.

Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.

For both Option1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Guaranteed Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B.

OPTION 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	6.25%	N/A*	70+	5.00%

*Joint Life is currently not available.

OPTION 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	7.00%	N/A*	70+	4.00%

*Joint Life is currently not available.

In order to receive the rates indicated in this Rate Sheet, your application must be signed on and after January 21, 2020. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. Subject to the rules above, if the Guaranteed Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application, you will receive the higher set of rates. If the rates have decreased when we compare rates that we are offering on the day you signed your application to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the rules above.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

Rate Sheet Prospectus Supplement dated May 1, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates for the Lincoln Max 6 SelectSM Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.

The rates below apply for applications and/or election forms signed on and after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The initial Protected Annual Income rate is based on your age as of the date of the first Protected Annual Income withdrawal. Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Protected Annual Income rate will only increase upon an Account Value Step-up and will decrease once the Contract Value reaches zero.

The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B.

TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life & Joint Life Option
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 69	6.50%	6.00%
70 – 74	6.75%	6.25%
75 +	7.00%	6.50%

In order to receive the rates indicated in this Rate Sheet, your application and/or election forms must be signed and dated on and after April 20, 2020. We must receive your application and/or election forms in Good Order within one day from the date you sign your application and/or election forms, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application and/or election forms, you will receive the higher set of rates. If the rates have decreased when we compare the rates that we are offering on the day you signed your application and/or election forms to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application and/or election forms, subject to meeting the rules above.

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Prospectus 3

American Legacy Shareholder's Advantage® Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account H
Prospectus for contracts issued on and after May 21, 2018
May 1, 2020
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-800-942-5500
This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Gross Purchase Payment for the contract is $1,500 ($10,000 if sold as part of a Fee-Based Financial Plan). The minimum initial Gross Purchase Payment for nonqualified contracts sold as part of a Fee-Based Financial Plan where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations, and Home Office approval) is $50,000. Additional Gross Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually. We reserve the right to limit, restrict, or suspend Gross Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Net Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Net Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
American Funds Insurance Series®:
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Capital Income Builder®
American Funds Capital World Bond Fund
(formerly American Funds Global Bond Fund)
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund

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American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Blue Chip Income and Growth Fund
American Funds Managed Risk Growth Fund
American Funds Managed Risk Growth-Income Fund
American Funds Managed Risk International Fund
American Funds Mortgage Fund
American Funds New World Fund®
American Funds U.S. Government/AAA-Rated Securities Fund
American Funds Ultra-Short Bond Fund
American Funds Insurance Series® – Portfolio SeriesSM:
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
Lincoln Variable Insurance Products Trust:
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
LVIP American Preservation Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Gross Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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3

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Advisory Fee Withdrawal—Withdrawals from your Contract Value to pay the advisory fees associated with your Fee-Based Financial Plan.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Account Value Step-up—(may be referred to as Account Value lock-in in marketing materials)—Under certain Living Benefit Riders, the Protected Income Base and/or Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allo-
cations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement—A feature under certain Living Benefit Riders in which the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased, subject to certain conditions and limitations.
Enhancement Base—Under certain Living Benefit Riders, a value used to calculate the amount added to the Protected Income Base when an Enhancement occurs. The Enhancement Base is equal to the Contract Value on the effective date of the rider, and is adjusted as set forth in this prospectus.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which an Enhancement is in effect. A new Enhancement Period may begin each time an Account Value Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Different charges and expenses apply to contracts purchased as part of a Fee-Based Financial Plan.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Gross Purchase Payments—Amounts paid into the contract before deduction of the sales charge. References to Purchase Payments refer to Gross Purchase Payments unless otherwise stated.

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Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Net Purchase Payments—The Gross Purchase Payment amount less the sales charge. The Net Purchase Payment is the amount placed in the fixed account and/or the variable account.
Nursing Home Enhancement—A feature that will increase the Protected Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Protected Amount—The value used to calculate your Protected Annual Income under the Lincoln Wealth PassSM rider, as adjusted by additional Purchase Payments and all withdrawals.
Protected Annual Income—(may be referred to Guaranteed Annual Income in your contract)—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Protected Annual Income Payout Option—(may be referred to as Guaranteed Annual Income Amount Annuity Payout Option
in your contract)—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life.
Protected Income Base—(may be referred to as Income Base in your contract)—Under certain Living Benefit Riders, the Protected Income Base is a value used to calculate your Protected Annual Income amount or the minimum payouts under your contract at a later date.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current withdrawal rates or Guaranteed Income Benefit percentages under certain Living Benefit Riders.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a registered representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us).
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Sales charge (as a percentage of Gross Purchase Payments):[1]	5.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period of the fixed account (except for dollar cost averaging and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The sales charge percentage decreases as the value accumulated under certain of the owner’s investment increases. The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan. See Charges and Other Deductions.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	$50

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	0.95%	0.45%
Administrative Charge	0.10%	0.10%
Total Separate Account Expenses	1.05%	0.55%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	0.70%	0.20%
Administrative Charge	0.10%	0.10%
Total Separate Account Expenses	0.80%	0.30%
Account Value Death Benefit
Mortality and Expense Risk Charge	0.65%	0.10%
Administrative Charge	0.10%	0.10%
Total Separate Account Expenses	0.75%	0.20%

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	Single Life	Joint Life
Optional Protected Lifetime Income Fees:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[2]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Market Select® Advantage:[2]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Max 6 SelectSM Advantage:[2]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln IRA Income PlusSM:[2]
Guaranteed Maximum Annual Charge	2.25%	N/A
Current Initial Annual Charge	1.35%	N/A
Lincoln Wealth PassSM:[3]
Guaranteed Maximum Annual Charge
Age at Issue 0 – 65	2.25%	N/A
Age at Issue 66 – 80	2.25%	N/A
4LATER® Select Advantage:[4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Long-Term CareSM Advantage:
Acceleration Benefit Charge:[5]
Guaranteed Maximum Charge Level Benefit or Growth Benefit	1.50%	N/A
Current Charge Growth Benefit	0.50%	N/A
Current Charge Level Benefit	0.35%	N/A
Extension Benefit Charge:[6]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.76%	N/A
Optional Nonforfeiture Benefit Charge:[7]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.14%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. For contracts purchased as part of a Fee-Based Financial Plan, the account fee will not be waived after 15 years unless the Contract Value is $50,000 or more.
[2]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by Excess Withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
[3]	As an annualized percentage of the Protected Amount, as increased by subsequent Purchase Payments and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. The current protected lifetime income fee rate will be less than or equal to the stated maximum charge rate and will be disclosed in a Rate Sheet prospectus supplement. See Charges and Other Deductions – Protected Lifetime Income Fees for more information.
[4]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
[5]	The Acceleration Benefit Charge rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted up to the maximum allowable charge rate of 1.50% of the LTC Guaranteed Amount. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[6]	The Extension Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.76% (0.19% quarterly). A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[7]	The Optional Nonforfeiture Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.14% (0.035% quarterly) for the state of Texas, 0.13% (0.0325% quarterly) for the state
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of California, and 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.12% (0.03% quarterly). A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	$50

i4LIFE® Advantage without a Guaranteed Income Benefit rider[2]	Single/Joint Life	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.45%	0.95%
Guarantee of Principal Death Benefit	1.20%	0.70%
Account Value Death Benefit	1.15%	0.60%

	A-Share Contracts		Contracts Purchased as Part of a Fee-Based Financial Plan
i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[3]	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.70%	3.90%	3.20%	3.40%
Current Charge	2.40%	2.60%	1.90%	2.10%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%	3.65%	2.95%	3.15%
Current Charge	2.15%	2.35%	1.65%	1.85%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%	3.60%	2.85%	3.05%
Current Charge	2.10%	2.30%	1.55%	1.75%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. For contracts purchased as part of a Fee-Based Financial Plan, the account fee will not be waived after 15 years unless the Contract Value is $50,000 or more.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.15% during the Lifetime Income Period, or 0.60% for contracts purchased as part of a Fee-Based Financial Plan. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information.
[3]	The current annual charge rate for Select Guaranteed Income Benefit and for Guaranteed Income Benefit (Managed Risk) is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option).
These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.15%, or 0.60% for contracts purchased as part of a Fee-Based Financial Plan. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

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TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
Annual Account Fee:[1]	$20	$50

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage	Single/Joint Life	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.05%	0.55%
Guarantee of Principal Death Benefit	0.80%	0.30%
Account Value Death Benefit	0.75%	0.20%
	All Contracts
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage:[2]	Single LIfe	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. For contracts purchased as part of a Fee-Based Financial Plan, the account fee will not be waived after 15 years unless the Contract Value is $50,000 or more.
[2]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2019, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.80%	1.27%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.78%	1.26%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2021. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
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The following table shows the expenses charged by each fund for the year ended December 31, 2019:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
American Funds Asset Allocation Fund - Class 4	0.27%		0.25%		0.29%		0.00%		0.81%	0.00%	0.81%
American Funds Blue Chip Income and Growth Fund - Class 4	0.39%		0.25%		0.29%		0.00%		0.93%	0.00%	0.93%
American Funds Bond Fund - Class 4	0.36%		0.25%		0.29%		0.00%		0.90%	0.00%	0.90%
American Funds Capital Income Builder® - Class 4	0.49%		0.25%		0.30%		0.00%		1.04%	-0.26%	0.78%
American Funds Capital World Bond Fund - Class 4	0.53%		0.25%		0.31%		0.00%		1.09%	-0.10%	0.99%
American Funds Global Balanced Fund - Class 4	0.66%		0.25%		0.32%		0.00%		1.23%	0.00%	1.23%
American Funds Global Growth and Income Fund - Class 4	0.59%		0.25%		0.31%		0.00%		1.15%	0.00%	1.15%
American Funds Global Growth Fund - Class 4	0.52%		0.25%		0.30%		0.00%		1.07%	0.00%	1.07%
American Funds Global Growth PortfolioSM - Class 4	0.00%		0.25%		0.36%		0.60%		1.21%	-0.05%	1.16%
American Funds Global Small Capitalization Fund - Class 4	0.70%		0.25%		0.31%		0.00%		1.26%	0.00%	1.26%
American Funds Growth and Income PortfolioSM - Class 4	0.00%		0.25%		0.27%		0.38%		0.90%	0.00%	0.90%
American Funds Growth Fund - Class 4	0.32%		0.25%		0.29%		0.00%		0.86%	0.00%	0.86%
American Funds Growth-Income Fund - Class 4	0.26%		0.25%		0.29%		0.00%		0.80%	0.00%	0.80%
American Funds High-Income Bond Fund - Class 4	0.47%		0.25%		0.29%		0.00%		1.01%	0.00%	1.01%
American Funds International Fund - Class 4	0.49%		0.25%		0.31%		0.00%		1.05%	0.00%	1.05%
American Funds International Growth and Income Fund - Class 4	0.61%		0.25%		0.31%		0.00%		1.17%	0.00%	1.17%
American Funds Managed Risk Asset Allocation Fund - Class P2	0.15%		0.25%		0.26%		0.30%		0.96%	-0.05%	0.91%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	0.15%		0.25%		0.28%		0.41%		1.09%	-0.05%	1.04%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	0.15%		0.25%		0.28%		0.57%		1.25%	-0.05%	1.20%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	0.15%		0.25%		0.27%		0.40%		1.07%	-0.05%	1.02%
American Funds Managed Risk Growth Fund - Class P2	0.15%		0.25%		0.28%		0.36%		1.04%	-0.05%	0.99%
American Funds Managed Risk Growth PortfolioSM - Class P2	0.15%		0.25%		0.26%		0.42%		1.08%	-0.05%	1.03%
American Funds Managed Risk Growth-Income Fund - Class P2	0.15%		0.25%		0.27%		0.31%		0.98%	-0.05%	0.93%
American Funds Managed Risk International Fund - Class P2	0.15%		0.25%		0.31%		0.51%		1.22%	-0.08%	1.14%
American Funds Mortgage Fund - Class 4	0.42%		0.25%		0.31%		0.00%		0.98%	-0.18%	0.80%
American Funds New World Fund® - Class 4	0.70%		0.25%		0.32%		0.00%		1.27%	-0.18%	1.09%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	0.34%		0.25%		0.29%		0.00%		0.88%	0.00%	0.88%
American Funds Ultra-Short Bond Fund - Class 4	0.32%		0.25%		0.30%		0.00%		0.87%	0.00%	0.87%
LVIP American Balanced Allocation Fund - Service Class	0.25%		0.35%		0.05%		0.37%		1.02%	-0.05%	0.97%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	0.25%		0.35%		0.05%		0.37%		1.02%	-0.01%	1.01%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	0.25%		0.35%		0.05%		0.38%		1.03%	-0.01%	1.02%
LVIP American Growth Allocation Fund - Service Class	0.25%		0.35%		0.05%		0.38%		1.03%	-0.05%	0.98%
LVIP American Income Allocation Fund - Service Class	0.25%		0.35%		0.08%		0.36%		1.04%	-0.05%	0.99%
LVIP American Preservation Fund - Service Class	0.25%		0.35%		0.06%		0.34%		1.00%	-0.10%	0.90%
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
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EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes you have purchased the Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The Example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The Example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$1,059	$2,075	$3,087	$5,599
Level Benefit Option	$1,103	$2,203	$3,294	$5,983
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$1,059	$2,075	$3,087	$5,599
Level Benefit Option	$1,103	$2,203	$3,294	$5,983
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,019	$2,000	$3,036	$5,851
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,019	$2,000	$3,036	$5,851
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract.
Your contract may be issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan may be a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. We waive sales charges and charge lower mortality and expense risk charges on contracts issued as part of a Fee-Based Financial Plan.
This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
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What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Net Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.
Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.
How does the contract work? If we approve your application, we will send you a contract. When you make Net Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. In addition, there is an administrative charge. The charges and/or fees for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
A front-end load is determined based on the Gross Purchase Payment as it is received. The amount of the sales charge on any current Gross Purchase Payment may be reduced based on the assets accumulated under the terms of the contract. The maximum front-end load is 5.50% of the Gross Purchase Payment.
Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for the transfers after the first 12 transfers within a Contract Year.
We will deduct any applicable premium tax from Gross Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage if elected. See The Contracts and Annuity Payouts.
For more information about the compensation we pay for sales of the contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed
12

Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. Alternatively, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What are the Death Benefit options currently available under my Contract? The Enhanced Guaranteed Minimum Death Benefit (EGMDB) provides a Death Benefit that is equal to the greatest of: 1) the current Contract Value, 2) the sum of all Purchase Payments (as adjusted for withdrawals), or 3) the highest Contract Value on any contract anniversary prior to the 81st birthday of the deceased, and prior to the death of the person for whom a death claim is approved for payment, increased by Purchase Payments (as adjusted for withdrawals) since the highest anniversary date. The Guarantee of Principal Death Benefit provides a Death Benefit that is equal to the greater of the current Contract Value or the sum of all Purchase Payments (as adjusted for withdrawals). The Account Value Death Benefit provides a Death Benefit that is equal to the Contract Value as of the Valuation Date we approve the payment of the death claim. See The Contracts – Death Benefits for a complete description of each Death Benefit option. Refer to the i4LIFE® Advantage Death Benefits for specific Death Benefit features when i4LIFE® Advantage is elected.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM and Lincoln Wealth PassSM) or a minimum Annuity Payout (4LATER® Select Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). Lincoln Long-Term CareSM Advantage is a qualified long-term care benefit rider. If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals (and all withdrawals under the 4LATER® Select Advantage rider) may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? In general, the following riders are currently available: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER® Select Advantage, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit). See Living Benefit Riders later in this prospectus regarding limitations on the availability of the riders.
We reserve the right to discontinue offering any of the Living Benefit Riders to new purchasers or existing Contractowners at any time. This means there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available at any time.
Can I transition from my Living Benefit Rider to i4LIFE® Advantage Guaranteed Income Benefit? Under the terms of certain Living Benefit Riders you are guaranteed the right to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. Please refer to the section of this prospectus that discusses your Living Benefit Rider for more information on whether you are eligible
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to transition. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your current Living Benefit Rider, you may defer taking withdrawals until a later date. When deciding whether to make this transition, you should consider that, depending on your age (and the age of your spouse under the joint life option) and selected features of i4LIFE® Advantage, i4LIFE® Advantage may provide a higher payout than the payouts from your current Living Benefit Rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Appendixes A and B to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.
Non-standard results will be calculated without sales charges. These results may be higher.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. The fixed account is not currently available except for use with dollar cost averaging. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
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The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn in and volatility of the financial markets, record-low interest rates and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to react and evolve, we cannot reasonably estimate the length or severity of this event or the impact to our results of operations, financial condition and cash flows. However, in general, a deterioration in general economic and business conditions can have a negative impact on contract values, investment results and claims experience, while declines in or sustained low interest rates can cause a reduction in investment income, the interest margins of our businesses and demand for our products.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
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Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Net Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Adviser
The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.26%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
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Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Riders purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Asset Allocation Fund (Class 4): High total return (including income and capital gains) consistent with preservation of capital over the long term.
•	American Funds Blue Chip Income and Growth Fund (Class 4): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
•	American Funds Bond Fund (Class 4): To provide as high a level of current income as is consistent with the preservation of capital.
•	American Funds Capital Income Builder® (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Capital World Bond Fund (Class 4): To provide, over the long term, with a high level of total return consistent with prudent investment management.
(formerly American Funds Global Bond Fund)
•	American Funds Global Balanced Fund (Class 4): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
•	American Funds Global Growth and Income Fund (Class 4): Long-term growth of capital while providing current income.
•	American Funds Global Growth Fund (Class 4): Long-term growth of capital.
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•	American Funds Global Small Capitalization Fund (Class 4): Long-term capital growth.
•	American Funds Growth Fund (Class 4): Growth of capital.
•	American Funds Growth-Income Fund (Class 4): Long-term growth of capital and income.
•	American Funds High-Income Bond Fund (Class 4): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	American Funds International Fund (Class 4): Long-term growth of capital.
•	American Funds International Growth and Income Fund (Class 4): Long-term growth of capital while providing current income.
•	American Funds Managed Risk Asset Allocation Fund (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Blue Chip Income and Growth Fund (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth Fund (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth-Income Fund (Class P2): To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk International Fund (Class P2): To provide long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Mortgage Fund (Class 4): To provide current income and preservation of capital.
•	American Funds New World Fund® (Class 4): Long-term capital appreciation.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 4): To provide a high level of current income consistent with preservation of capital.
•	American Funds Ultra-Short Bond Fund (Class 4): To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.
American Funds Insurance Series® - Portfolio SeriesSM, advised by Capital Research and Management Company
•	American Funds Global Growth PortfolioSM (Class 4): Long-term growth of capital; a fund of funds.
•	American Funds Growth and Income PortfolioSM (Class 4): Long-term growth of capital and income; a fund of funds.
•	American Funds Managed Risk Global Allocation PortfolioSM (Class P2): High total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth and Income PortfolioSM (Class P2): Long-term growth of capital and current income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth PortfolioSM (Class P2): Long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.
•	LVIP American Global Balanced Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital. A fund of funds.
•	LVIP American Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
•	LVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
•	LVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital. A fund of funds.
•	LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital. A fund of funds.
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Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain of the underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
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We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
•	the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value;
•	the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
•	the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Due to the different cost structure of contracts purchased as part of a Fee-Based Financial Plan, such contracts will have different mortality and expense risk charges and a waiver of the sales charge.
Deductions from the VAA
For A-Share contracts, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	0.95%	0.70%	0.65%
Administrative charge	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	1.05%	0.80%	0.75%
For contracts purchased as part of a Fee-Based Financial Plan we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
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	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	0.45%	0.20%	0.10%
Administrative charge	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	0.55%	0.30%	0.20%
Sales Charge
A front-end load, or sales charge, will be applied to all initial and subsequent Gross Purchase Payments that you make. We deduct the sales charge from each Gross Purchase Payment before it is allocated to a Subaccount and/or fixed account. The sales charge is a percentage of each Gross Purchase Payment and is based on the owner's investment amount at the time each Gross Purchase Payment is made:
The sales charge is calculated according to the following scale:
Owner's Investment	Sales Charge
$0 - $49,999	5.50%
$50,000 - $99,999	4.50%
$100,000 - $249,999	3.50%
$250,000 - $499,999	2.50%
$500,000 - $999,999	2.00%
$1,000,000 or greater	1.00%
The owner's investment is defined, in accordance with our procedures, as the sum of:
1.	the current Gross Purchase Payment and,
2.	if making an addition to an existing contract, the higher of:
a.	the existing Contract Value, or;
b.	the sum of all previous Gross Purchase Payments made into the existing contract less any withdrawals.
No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state. The sales charge will be waived for contracts purchased as part of a Fee-Based Financial Plan.
These calculations may vary based upon the requirements of your state. Please check with your registered representative. Currently, direct purchases of money market funds are excluded from this program. No sales charges will be applied on contracts issued to Selling Group Individuals, if applicable, in your state.
An eligible owner includes you as the Contractowner of your American Legacy Shareholder's Advantage contract, any joint owner you have named and any non-natural owner if the Contractowner's or joint owner's social security number is listed on the contract or account.
You might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of Purchase Payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months, if it is less than the sales charge based on your initial Purchase Payment. If you do not make the amount of Purchase Payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of Purchase Payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionately from your Contract Value during the fourteenth month. If you make a subsequent Purchase Payment into this contract, we may also accept a Letter of Intent for another thirteen month period. We reserve the right to discontinue this option at any time.
Account Fee
During the accumulation period, we will deduct an account fee of $20 or $50 for contracts purchased as part of a Fee-Based Financial Plan, from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary (or date of surrender). For Contracts purchased as part of a Fee-Based Financial Plan, the account fee will not be waived after 15 years unless the Contract Value is $50,000 or more. There is no account fee on contracts issued to Selling Group Individuals.
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Protected Lifetime Income Fee
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a protected lifetime income fee will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM, and 4LATER® Select Advantage Fees. If you elect a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
The fee rates for the riders listed above are:
	Guaranteed Maximum Annual Fee Rate		Current Initial Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) ; Lincoln Market Select® Advantage; Lincoln Max 6 SelectSM Advantage; or 4LATER® Select Advantage	2.25%	2.45%	1.25% (0.3125% quarterly)	1.50% (0.3750% quarterly)
Lincoln IRA Income PlusSM	2.25%	N/A	1.35% (0.3375% quarterly)	N/A

The fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals. (The Protected Income Base is decreased by all withdrawals under 4LATER® Select Advantage.); and
•	may increase every Benefit Year upon an Enhancement that occurs after the tenth Benefit Year anniversary, or upon an Account Value Step-up. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base and Enhancement Base, if applicable, will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage). This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups. If you opt out of an Account Value Step-up, you are still eligible for an Enhancement, if applicable, through the end of the Enhancement Period, including in the year you declined the Account Value Step-up.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
The following paragraph applies to all the above-listed Living Benefit Riders except:
•	4LATER® Select Advantage riders elected prior June 11, 2018 (subject to state approval).
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Protected Income Base each Benefit Year, your fee rate could increase each Benefit Year, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out
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of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
Lincoln Wealth PassSM Fee. If you elect Lincoln Wealth PassSM, you will pay a fee for the rider as long as the rider is in effect. The fee rate is based on the age of the covered life on the rider effective date, multiplied by the protected lifetime income fee base, which is equal to the initial Protected Amount, as increased for subsequent Purchase Payments and decreased for Excess Withdrawals.
The protected lifetime income fee rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the rates on the previous Rate Sheet.
Any change to the protected lifetime income fee rate will be disclosed in a new rate sheet at least ten days before that rate becomes effective. Current Rate Sheets will be included with this prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500.
The protected lifetime income fee will be deducted from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and the fixed account, if any, on the Valuation Date the fee is assessed. The amount we deduct will increase or decrease as the protected lifetime income fee base increases or decreases.
After five years from the rider effective date, the protected lifetime income fee rate may increase annually on the Benefit Year anniversary at Lincoln’s sole discretion, up to the stated guaranteed maximum fee rate.
The protected lifetime income fee will be discontinued upon termination of the rider. However, a portion of the fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments, Guaranteed Income Benefit payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is:
	A-Share Contracts	Contracts Purchased as Part of a Fee-Based Financial Plan
	Single/Joint Life	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.45%	0.95%
Guarantee of Principal Death Benefit	1.20%	0.70%
Account Value Death Benefit	1.15%	0.60%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.15%, or 0.60% for contracts purchased as part of a Fee-Based Financial Plan. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
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i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk) are subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	A-Share Contracts		For Contracts Purchased as Part of a Fee-Based Financial Plan
	Single Life	Joint Life	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.40%	2.60%	1.90%	2.10%
Guarantee of Principal Death Benefit	2.15%	2.35%	1.65%	1.85%
Account Value Death Benefit	2.10%	2.30%	1.55%	1.75%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage may have different charges for i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum Guaranteed Income Benefit charge rate of:
	Single Life	Joint Life
Select Guaranteed Income Benefit; and Guaranteed Income Benefit (Managed Risk)	2.25%	2.45%
If we automatically administer the step-up for you, and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your protected lifetime income fee of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
Lincoln Market Select® Advantage;or 4LATER® Select Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
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The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.05% for the EGMDB, 0.80% for the Guarantee of Principal Death Benefit and 0.75% for the Account Value Death Benefit (0.55% for EGMDB; 0.30% for Guarantee of Principal Death Benefit and 0.20% for Account Value Death Benefit for contracts sold to a Fee-Based Financial Plan). Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider protected lifetime income fee. (The Prior Rider fee rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the protected lifetime income fee will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider fee rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Protected Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the current charge rate for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Protected Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/19 Initial i4LIFE® Advantage Account Value	$100,000
1/1/19 Protected Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/19 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The protected lifetime income fee for the Prior Rider is assessed against the Protected Income Base since it is larger than the Account Value	$1,562.50
1/2/19 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/19 Initial Guaranteed Income Benefit (4% x $125,000 Protected Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/20 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/20 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/20 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/20 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/21 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/21 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider fee rate increases from 1.25% to 1.35%.
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider protected lifetime income fee (1.35%/1.25%).
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If the fee rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value from a fixed account Guaranteed Period may be subject to the Interest Adjustment. See Fixed Side of the Contract.
A mortality and expense risk and administrative charge will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge is 0.75% of the Contract Value, 0.20% of the Contract Value on contracts purchased as part of a Fee-Based Financial Plan. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	a Fee-Based Financial Plan
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees,
•	for fee-based contracts only, the issue of a new Lincoln variable annuity contract with the proceeds from the surrender of an existing Lincoln variable annuity contract, if available with your broker-dealer and in your state, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is
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then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Gross Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Gross Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Gross Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Gross Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Gross Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 (or for nonqualified contracts sold as part of a Fee-Based Financial Plan only, under age 91, subject to additional terms and limitations and Home Office approval). Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA and fixed account, if any, to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or new sales charges may be imposed with the purchase of, or transfer into, this contract. Any applicable exchange fee should be considered. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Gross Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Gross Purchase Payment is $1,500 ($10,000 if sold as part of a Fee-Based Financial Plan). The minimum initial Gross Purchase Payment for nonqualified contracts sold as part of a Fee-Based Financial Plan where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations and Home Office approval) is $50,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Beginning May 18, 2020, Purchase Payments totaling $1 million or more ($2 million prior to May 18, 2020) are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of
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your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit;
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract; or
•	90 days from the contract date if you elect the Lincoln Long-Term CareSM Advantage rider.
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Net Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Net Purchase Payments to the fixed account, if available.
The minimum amount of any Net Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Net Purchase Payment which can be put into a fixed account is $2,000, subject to state approval.
Gross Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Gross Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Gross Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Gross Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Gross Purchase Payment to us, and your Gross Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Gross Purchase Payment. Gross Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
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Valuation of Accumulation Units
Net Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Net Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
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Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an
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individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
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Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 (or for nonqualifed contracts sold as part of a Fee-Based Financial Plan only, under age 91) as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-800-942-5500. These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
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You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Fees Associated with Fee-Based Financial Plans. This discussion applies only to contracts that were purchased as part of a Fee-Based Financial Plan. You have purchased this contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your financial professional, and is covered in a separate agreement between you and your financial professional. Lincoln has not made any independent review of your financial professional. You may provide authorization to have your advisory fees paid to your registered representative’s investment firm from your Contract Value (“Advisory Fee Withdrawal”), if certain conditions apply.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate authorization form that is available from your registered representative. Additionally, you may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option and one-time withdrawals will be noted on your quarterly statement as an Advisory Fee Withdrawal. This service may not be available through all broker-dealers.
Advisory Fee Withdrawals may not impact benefits and values under a Death Benefit or Living Benefit Rider if certain criteria are met. See the Death Benefit and Living Benefit Rider sections of this prospectus for more information on how withdrawals affect these benefits. This Advisory Fee Withdrawal treatment may not be available in all states. Advisory Fee Withdrawals will not be treated as a distribution for federal tax purposes if certain conditions are met. See Federal Tax Matters – Payment of Investment Advisory Fees for more information.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts.
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We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
This contract may be offered as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. It is sold through broker-dealers who may be registered as or affiliated with a registered investment adviser. Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
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upon death of:	and...	and...	Death Benefit proceeds pass to:
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of the contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contact; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Lincoln IRA Income PlusSM.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals, financial planning fees, and premium taxes, if any.
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If you purchased your contract as part of a Fee-Based Financial Plan, Annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments or highest Contract Value. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
The Guarantee of Principal Death Benefit may be discontinued by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Gross Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Lincoln IRA Income PlusSM; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Gross Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Gross Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
If you purchased your contract as part of a Fee-Based Financial Plan, Annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments or highest Contract Value. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see i4LIFE® Advantage – i4LIFE® Advantage Death Benefits section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on
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the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. If the contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the contract is a qualified contract or IRA, then the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and may be limited in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you must allocate your Contract Value or Account Value among one or more of the Subaccounts listed in the Investment Requirements for Managed Risk rider sections below. If you elect Lincoln IRA Income PlusSM, you must allocate your Contract Value in accordance with the Investment Requirements for Lincoln IRA Income PlusSM section below. If you elect any other Living Benefit Rider, you must allocate your Contract Value or Account Value among one or more of the Subaccounts listed in the Investment
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Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit or other Living Benefit Riders section below. Currently, if you purchase i4LIFE® Advantage without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Certain underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your financial professional to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. (This portfolio rebalancing will continue while a death claim is being settled, if the Living Benefit Rider could continue on an additional measuring life.) On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Ultra-Short Bond Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
For certain Living Benefit Riders, the Subaccounts of your contract are divided into groups and have specified minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Please review the Investment Requirements below to determine which Investment Requirements apply to your rider. You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group. We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. For other Living Benefit Riders, we may only make certain Subaccounts available to you, which are listed below.
For all Living Benefit Riders, we may make Subaccounts unavailable to you at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
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3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.
Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), or transition from this rider to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) on or after May 18, 2020, you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1 Investments must be at least 20% of Contract Value or Account Value	Group 2 Investments cannot exceed 80% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA Rated Securities Fund LVIP American Preservation Fund	American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Blue Chip Income and Growth Fund
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth Fund
American Funds Managed Risk Growth PortfolioSM
American Funds Managed Risk Growth-Income Fund
American Funds Managed Risk International Fund
LVIP American Global Balanced Allocation Managed Risk Fund
	LVIP American Global Growth Allocation Managed Risk Fund	No Subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Bond Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA Rated Securities Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Preservation Fund

Option 3—Investment Requirements for Lincoln IRA Income PlusSM. If you elect Lincoln IRA Income PlusSM, you must allocate 100% of your Contract Value among the following Subaccounts:
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
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Investment Requirements for other Living Benefit Riders. If you elect Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln Wealth PassSM, 4LATER® Select Advantage, Lincoln Long-Term CareSM Advantage, or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders, or you elect i4LIFE® Advantage Select Guaranteed Income Benefit, you must currently allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
American Funds Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA Rated Securities Fund LVIP American Preservation Fund	American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
American Funds Ultra-Short Bond Fund
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund

The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Contract Value or i4LIFE® Advantage Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value or i4LIFE® Advantage Account Value can be allocated to one of the following models: American Funds Balanced Model Portfolio or American Funds Conservative Model Portfolio. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value or i4LIFE® Advantage Account Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
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Living Benefit Riders
This section describes the optional Living Benefit Riders currently offered under this variable annuity contract. Each rider offers one of the following:
•	a minimum withdrawal benefit:
•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
•	Lincoln Market Select® Advantage,
•	Lincoln Max 6 SelectSM Advantage,
•	a minimum Annuity Payout:
•	4LATER® Select Advantage; or
•	i4LIFE® Advantage with or without the Guaranteed Income Benefit.
The following Living Benefit Riders are no longer available for purchase:
•	Lincoln IRA Income PlusSM *,
•	Lincoln Wealth PassSM*,
•	i4LIFE® Advantage Select Guaranteed Income Benefit*, and
•	Lincoln Long-Term CareSM Advantage*.
*Beginning May 18, 2020, this rider is not being offered.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the contract. These guarantees are subject to certain conditions, as set forth below. There are differences between the riders in the features provided, income rates, investment options, charge rates, and charge structure. Additionally, the age at which you may begin receiving a benefit from your rider may vary between riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. Riders elected at contract issue will be effective on the contract’s effective date. Riders elected after the contract is issued will be effective on the next Valuation Date following approval by us. Your registered representative will help you determine which Living Benefit Rider best suits your financial goals.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under the contract. The riders do not guarantee the investment results of the funds.
There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time. In addition, we may make different versions of a rider available to new purchasers. You cannot elect more than one Living Benefit Rider or payout option offered in your contract at any one time. Certain broker-dealers may require Contractowners to make post-contract issue rider requests through their registered representative. If your registered representative of record is affiliated with such a broker-dealer we will not process your request until you consult with your registered representative.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
The current Protected Annual Income rates and Guaranteed Income Benefit percentages available under certain Living Benefit Riders are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and/or current percentages and the
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date by which your application or rider election form must be signed and dated for a rider to be issued with those rates and/or percentages. The rates and/or percentages may be superseded at any time, in our sole discretion, and may be higher or lower than the rates and/or percentages on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate and/or percentage indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. The rates and/or percentages from previous effective periods are included in Appendix D and E to this prospectus.
If the Protected Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day of the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Protected Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract/rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form.
Advisory Fee Withdrawals
This discussion applies only to contracts that were purchased as part of a Fee-Based Financial Plan. You may elect to take withdrawals from your contract to pay the advisory fees associated with your Fee-Based Financial Plan (Advisory Fee Withdrawals). This Advisory Fee Withdrawal treatment may not be available in all states.You may take Advisory Fee Withdrawals of up to 1.25% annually without negatively impacting your Living Benefit Rider. Advisory Fee Withdrawals may not be available in all states, and certain advisory firms may not allow withdrawals to pay advisory fees, so please check with your financial professional.
Cumulative annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not reduce your guarantees or be considered a withdrawal under your Living Benefit Rider. We reserve the right to increase or decrease this percentage at any time. For cumulative annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will reduce your guarantees and will be treated as a withdrawal under your Living Benefit Rider. Your Contract Value will be reduced by the amount of each Advisory Fee Withdrawal. Please refer to each rider section below to determine how Advisory Fee Withdrawals impact each rider.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to age 55 or that exceed the Protected Annual Income amount(s) are considered Excess Withdrawals. Additionally, Advisory Fee Withdrawals that exceed the Advisory Fee withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. Withdrawals, including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is issued. If elected, it will be available on the contract’s effective date. If you are an existing Contractowner, you may elect this rider through May 17, 2020. If the rider is elected after the contract is issued, it will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced
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written notice to you. This means that there is a chance that you may not be able to elect it in the future. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. Rider elections on and after May 18, 2020, are subject to Home Office approval if your Contract Value totals $1 million or more ($2 million prior to May 18, 2020).
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing rider. In most cases, you must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Protected Income Base will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
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e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate reflected in the chart below. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020	Enhancement Base	5%
On or after February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date),, but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Prior to February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date)	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment and withdrawals to pay financial planning fees) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of a 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
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Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$47,750*	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
*The beginning Contract Value is the initial Purchase Payment ($50,000 in this example) less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The initial Protected Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Protected Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Protected Annual Income amount will be equal to a specified percentage of the Protected Income Base. Upon your first withdrawal the Protected Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first withdrawal the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
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If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount affect the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Enhancement, a 4.00% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Protected Income Base and Enhancement Base on the rider's effective date	$200,000
Initial Protected Annual Income amount on the rider's effective date ($200,000 x 4.00%)	$8,000
Contract Value six months after rider's effective date	$210,000
Protected Income Base and Enhancement Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on first Benefit Year anniversary	$205,000
Protected Annual Income amount on first Benefit Year anniversary ($205,000 x 4.00%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and Enhancement Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Protected Annual Income amount is $8,200 (4.00% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4.00% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4.00% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount after the Protected Income Base is adjusted either by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please contact the Home Office or your financial professional regarding availability.) The Protected Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. The Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the
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entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Protected Annual Income amount also include the Nursing Home Enhancement amount.
Owners of contracts issued in South Dakota who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) have the option to increase the Protected Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Protected Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. The terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. If your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Protected Annual Income amount also include the terminal illness enhancement amount for owners of contracts issued in South Dakota only.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 55, or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	The Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and Enhancement Base, the Protected Annual Income amount and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,370 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
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Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $3,825 (4.50% of the Protected Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Protected Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $3,825 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 14.553%, the same proportion by which the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Protected Income Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Enhancement Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Protected Annual Income amount = $3,268 (4.50% of $72,630 Protected Income Base)
On the following Benefit Year anniversary, the Contract Value has been reduced due to a declining market, but the Protected Income Base and Enhancement Base are unchanged:
Contract Value = $43,000
Protected Income Base = $72,630
Enhancement Base = $72,630
Protected Annual Income amount = $3,268 (4.50% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4. This contract is not a beneficiary IRA; and
5. The younger of you or your spouse (joint life option) are age 55 or over.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
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If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Protected Income Base and the Protected Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon election of Lincoln Market Select® Advantage for Contractowners who elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017 (this provision will not apply on or after May 18, 2020);
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Management Risk) prior to January 1, 2017, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage (this provision will not apply on or after May 18, 2020).
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) option. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
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•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 55 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to age 55 or that exceed the Protected Annual Income amount are considered Excess Withdrawals. Additionally, Advisory Fee Withdrawals that exceed the Advisory Fee withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base if reduced to zero. Withdrawals, including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, Lincoln Market Select® Advantage is only available for election at the time the contract is issued. If elected, it will be effective on the contract’s effective date. If you are an existing Contractowner, you may elect this rider through May 17, 2020. If the rider is elected after the contract is issued, it will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. Rider elections on and after May 18, 2020, are subject to Home Office approval if your Contract Value totals $1 million or more ($2 million prior to May 18, 2020).
Lincoln Market Select® Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Market Select® Advantage, you must first terminate your existing rider. In most cases, you must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Market Select® Advantage. For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The Protected Income Base is equal to your initial Purchase Payment, increased by subsequent Purchase Payments, Enhancements and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base). For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
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After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals, including partial withdrawals to pay the fees associated with your financial plan, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Account Value Step-up of the Protected Income Base; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate reflected in the chart below. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020	Enhancement Base	5%
On or after February 20, 2018 (April 2, 2018 if your rider was elected after the contract issue date), but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment and withdrawals to pay financial planning fees) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the
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Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancements impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$47,750*	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
*The beginning Contract Value is the initial Purchase Payment ($50,000 in this example) less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). The 5% Enhancement or an Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
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The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amounts for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base and the Contract Value. The example assumes a 5% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after the rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
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Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 55 (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 55, or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
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1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) are age 55 or over.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage Select Guaranteed Income Benefit, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Select Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment(s). The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
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•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect Lincoln Market Select® Advantage may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Max 6 SelectSM Advantage
Lincoln Max 6 SelectSM Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement;
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after the younger of you or your spouse (joint life option) reach age 59 (age 55 for riders purchased prior to May 18, 2020) and are based upon specified percentages of the Protected Income Base, which are age-based and may increase over time. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Please note any withdrawals made prior to age 59 (age 55 for riders purchased prior to May 18, 2020) or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals, including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, Lincoln Max 6 SelectSM Advantage is only available for election at the time the contract is issued. If elected, it will be effective on the contract’s effective date. If you are an existing Contractowner, you may elect this rider through May 17, 2020. If the rider is elected after the contract is issued, it will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. Rider elections on and after May 18, 2020, are subject to Home Office approval if your Contract Value totals $1 million or more ($2 million prior to May 18, 2020).
Lincoln Max 6 SelectSM Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Max 6 SelectSM Advantage, you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln Max 6 SelectSM Advantage. For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Protected Income Base will equal your initial Purchase Payment. If you elect the rider after we issue the
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contract, the initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Benefit through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate reflected in the chart below. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020	Enhancement Base	5%
Prior to May 18, 2020	Enhancement Base	6%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment or an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
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The following is an example of the impact of the 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-ups.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for the 6% Enhancement as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancements impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$47,750*	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
*The beginning Contract Value is the initial Purchase Payment ($50,000 in this example) less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). The 5% Enhancement or an Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 59 or older (age 55 or older for riders purchased prior to May 18, 2020). The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option) but will be reduced if your Contract Value is reduced to zero.
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In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected and whether or not your Contract Value has been reduced to zero. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement (if applicable), additional Purchase Payments, and Excess Withdrawals, as described below.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Protected Annual Income payments are not available until you have reached age 59 (age 55 for riders purchased prior to May 18, 2020) (the younger of you or your spouse under the joint life option). If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
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Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$212,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-up will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Protected Annual Income will be lower when your Contract Value is reduced to zero for any reason other than an Excess Withdrawal, which will result in a reduced Protected Annual Income amount.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 59 (age 55 for riders purchased prior to May 18, 2020) (younger of you or your spouse for joint life); or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 59 (age 55 for riders purchased prior to May 18, 2020) or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
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Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) are age 59 (age 55 for riders purchased prior to May 18, 2020) or over.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annuity payments equal to the Protected Income Base multiplied by the Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Contract Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible
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to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Max 6 SelectSM Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Max 6 SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Max 6 SelectSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Max 6 SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	upon election of i4LIFE® Advantage;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
Lincoln IRA Income PlusSM
Beginning May 18, 2020, the Lincoln IRA Income PlusSM rider will no longer be available for election. Lincoln IRA Income PlusSM is a Living Benefit Rider that provides:
•	Guaranteed periodic withdrawals for your lifetime, up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after you reach age 70 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income Payments for your lifetime. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero.
Please note any withdrawals made prior to age 70 or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals , including the portion of cumulative Advisory Fee Withdrawals over 1.25%, will also negatively impact the availability of an Enhancement.
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You may consider purchasing Lincoln IRA Income PlusSM if you want a guaranteed lifetime income payment, that grows as you grow older, that may increase through Account Value Step-ups and Enhancements to the Protected Income Base, and you don’t need income until age 70. However, these guaranteed payments will be reduced if your Contract Value is reduced to zero. Additionally, if you decide to elect i4LIFE® Advantage in the future, your Protected Income Base under Lincoln IRA Income PlusSM will not carry over to i4LIFE® Advantage.
The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, the Lincoln IRA Income PlusSM rider will no longer be available. The Lincoln IRA Income PlusSM rider will be available for election on all new and existing contracts through May 17, 2020. If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued, the rider became effective on the next Valuation Date following approval by us. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. If your Contract Value totals $2 million or more, rider elections are subject to Home Office approval.
Lincoln IRA Income PlusSM is available with qualified (IRAs and Roth IRAs) annuity contracts only. The Contractowner/Annuitant must be age 85 or younger at the time this rider is elected. This rider is not available to beneficiaries of IRA contracts. A joint life option is not available with this rider.
If you own a Living Benefit Rider and you wish to elect Lincoln IRA Income PlusSM, you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln IRA Income PlusSM. For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Protected Income Base will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, 6% Enhancements and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered life.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a 6% Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year, reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
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a. the Contractowner/Annuitant is under age 86;
b. there are no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment or an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 6% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is under age 86; and
b.	the Contract Value on that Benefit Year anniversary, plus any Purchase Payments made on that date (and after the deduction of any withdrawals, including the rider charge and account fee and partial withdrawals to pay the fees associated with your Fee-Based Financial Plan) is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
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The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for the 6% Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$96,500*	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
*The beginning Contract Value is the initial Purchase Payment ($100,000 in this example) less the 3.5% sales charge.
On the first Benefit Year anniversary, the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary, the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and the Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you are age 70 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime.
In addition to the Protected Annual Income amount, if you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually without that withdrawal bein considered a withdrawal under your Living Benefit Rider. Certain states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees so please check with your financial professional. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the amount of available Protected Annual Income each year and will be considered a withdrawal.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and, whether or not your Contract Value has been reduced to zero. The Protected Annual Income amount will change upon an Account Value Step-up, 6% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below. Additionally, the Protected Annual Income amount will be reduced if the Contract Value reaches zero.
The Protected Annual Income rate will be based on your age as of the date of the first withdrawal on or after age 70. The Protected Annual Income rate will decrease once the Contract Value is reduced to zero.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have
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reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year. The Protected Annual Income rate will be lower if your Contract Value is reduced to zero, which will result in a reduced Protected Annual Income amount.
Protected Annual Income payments are not available until you have reached age 70. If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base , the Enhancement Base, and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 5%)	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 5%)	$10,250
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $10,250 (5% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $10,000 (5% of $200,000 Protected Income Base ), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $10,500 ($10,000 + 5% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Guaranteed Automatic Income will decrease when your Contract Value is reduced to zero (for any reason other than an Excess Withdrawal).
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
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2.	withdrawals made prior to age 70; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
Partial withdrawals to pay the fees associated with your Fee-Based Financial Plan made prior to age 70 or that exceed the Guaranteed Annual Income each year will be treated as Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base(after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Income Base , the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base= $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base )
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base , Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
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4.	This contract is not a beneficiary IRA; and
5.	You are age 70 or above.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner will receive annuity payments equal to the Protected Income Base multiplied by the applicable Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the covered life. If the Contract Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln IRA Income PlusSM has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln IRA Income PlusSM does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon death of the covered life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). The Enhancement and Account Value Step-up will continue, if applicable, as discussed above.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln IRA Income PlusSM will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	upon death of the covered life;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or to the Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
Lincoln Wealth PassSM
Beginning May 18, 2020, the Lincoln Wealth PassSM rider will no longer be available for election. Lincoln Wealth PassSM was designed for a Beneficiary with Death Benefit proceeds from another nonqualified contract, or from a qualified (IRA and Roth IRA) contract or qualified retirement plan if the original Contractowner died on or before December 31, 2019. This rider provides guaranteed periodic withdrawals from a benefit base called the Protected Amount (described in detail below). As long as there is a Protected
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Amount, you will be able to make annual withdrawals called the Protected Annual Income. The Protected Annual Income is equal to the greater of (a) or (b), where:
(a) is an amount less than or equal to the Protected Annual Income; or
(b) is an amount from a qualified or nonqualified contract that is the result of systematic installments withdrawn via an automatic withdrawal service of the amount needed to satisfy the required minimum distribution (RMD) or life expectancy payment rules for the Contract Value of the contract to which this rider is attached.
Please note any withdrawals that exceed the greater of (a) or (b) or the amounts payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Amount as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal. Your rider will terminate if the Protected Amount is reduced to zero.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Annual Income amount. All withdrawals will decrease the Contract Value.
The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, the Lincoln Wealth PassSM rider will no longer be available. The Lincoln Wealth PassSM rider is available for election on all new and existing contracts through May 17, 2020. Lincoln Wealth PassSM rider may only be added to the following contracts:
1.	new contracts purchased by a Beneficiary using Death Benefit proceeds. The Beneficiary must be the Contractowner and Annuitant unless the Beneficiary is a trust; or
2.	an existing Lincoln individual variable annuity contract with a single Beneficiary who chooses to continue the contract as the Contractowner.
If a new contract is purchased, the rider must be elected at issue, and it will be effective on the contract’s effective date. If you are a Beneficiary entitled to a Death Benefit and elect this rider after the contract is issued, it will be effective on the next Valuation Date following approval by us. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. If your Contract Value totals $2 million or more, rider elections are subject to Home Office approval.
Lincoln Wealth PassSM is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be under the age of 81 at the time the rider is elected. Lincoln Wealth PassSM is not available on an IRA contract if the original Contractowner died after December 31, 2019.
To qualify to purchase this rider, the Beneficiary must begin or have begun minimum distributions no later than:
1.	one year after the date of death for nonqualified contracts; or
2.	December 31st of the year following year of death for qualified contracts.
Distributions must be based on the Contractowner’s life expectancy.
Contractowners age 70 or younger must elect the rider no later than 5 years after the death (if distributions have already begun, or within the time frames listed in (1) and (2) above). Contractowners ages 71 through 80 must elect the rider before beginning life expectancy Required Minimum Distributions (“RMDs”).
Note: Beneficiaries under the age of majority in your state will not be able to receive proceeds outright. Check your state law to see if a custodian or guardian is needed.
This rider is not available to a Beneficiary of an existing contract if the contract was previously annuitized, including i4LIFE® Advantage on nonqualified contracts. A trust beneficiary of a qualified Lincoln contract who chooses to assume ownership of the contract is not eligible to elect this rider, but instead must purchase a new contract to elect it. Non-natural beneficiaries of nonqualified contract are not eligible to purchase this rider. No other Living Benefit Riders are available if this rider is elected. Additionally, you cannot terminate this rider until after the fifth Benefit Year anniversary.
We reserve the right to discontinue offering this rider at any time, at our sole discretion, upon advanced written notice to you. This means that there is a chance you may not be able to elect it in the future. We may also make changes to, or discontinue offering, any features for future rider elections at any time at our sole discretion.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Amount. The Protected Amount is a value used to calculate your Protected Annual Income amount and is the total amount of guaranteed payments you can receive. The Protected Amount is not available to you as a lump sum withdrawal or a Death Benefit.
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The initial Protected Amount varies based on when you elect the rider. If the rider was elected at the time of application, the Protected Amount is equal to the initial Purchase Payment. If the rider was elected after we issued the contract, the Protected Amount equals the Contract Value on the rider effective date. The maximum Protected Amount is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered lives.
Additional Purchase Payments are allowed only if: 1.) the rider is purchased at the time of application, and 2.) additional Purchase Payments must be received by the earlier of 180 days of the rider effective date or the date required to begin minimum distributions. The source of the Purchase Payments must be from a contract that is the same market type as the Lincoln annuity. That means that if the source contract is a tax qualified (from an IRA or Roth IRA), the Purchase Payment can only be made to a qualified Lincoln contract. If the source contract is nonqualified, the Purchase Payment can only be made to a nonqualified Lincoln contract. If you are making Purchase Payments from more than one source contract, each of the source contracts must have the same decedent and the same Beneficiary. Additional Purchase Payments are not allowed if the rider is purchased by the Beneficiary who inherits an existing Lincoln annuity who chooses to continue the contract as Contractowner.
Additional Purchase Payments automatically increase the Protected Amount (not to exceed the maximum Protected Amount) by the amount of the Purchase Payment; for example, a $10,000 additional Purchase Payment will increase the Protected Amount by $10,000. Additional Purchase Payment will not be allowed if the Contract Value is zero.
Certain withdrawals will reduce the Protected Amount on a dollar for dollar basis:
•	Withdrawals less than or equal to the Protected Annual Income amount;
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for qualified contracts; or
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for nonqualified contracts.
All other withdrawals are Excess Withdrawals that reduce the Protected Amount by the same proportion that the withdrawals reduce the Contract Value. The rider will terminate when the Protected Amount is reduced to zero.
Protected Annual Income Withdrawal. The Protected Annual Income is an amount that may be withdrawn from the contract each Benefit Year as long as there is a Protected Amount.
The Protected Annual Income amount is determined by multiplying the Protected Amount by the applicable rate, based on your age on the latest date to begin withdrawals to stretch payments over the owner’s life expectancy or the date that the Contract Value is reduced to zero. Thereafter, the Protected Annual Income rate will not change. The Protected Annual Income amount will change upon additional Purchase Payments and Excess Withdrawals, as described below. Once the Protected Amount is less than the Protected Annual Income, the Protected Annual Income amount will be reduced to the Protected Amount for the final year’s payment.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time and may be higher or lower than the rates on the previous Rate Sheet.
Any changes to the Protected Annual Income rates will be disclosed in a new Rate Sheet at least 10 days before those rates become effective. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500.
You will not be entitled to the Protected Annual Income amount if the Protected Amount is reduced to zero.
All withdrawals will decrease the Contract Value. If you withdraw less than the Protected Annual Income amount during a Benefit Year, you are not entitled to carry over the unused Protected Annual Income amount to another Benefit Year.
Withdrawals will not be considered Excess Wtihdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9) for IRAs or the life expectancy payments for nonqualified contracts. In addition, in order for this exception to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD or life expectancy payments;
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2.	The calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs or life expectancy payments are made within the Benefit Year (except as described in the next paragraph).
If your RMD or life expectancy withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If your RMD or life expectancy payment exceeds the Protected Annual Income amount, the excess will not be considered an Excess Withdrawal. However, if a withdrawal other than an RMD or life expectancy payment is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs and life expectancy payments, will be treated as Excess Withdrawals.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Amount and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Amount on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Amount six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Amount after withdrawal ($200,000 - $10,000)	$190,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Amount on the first Benefit Year anniversary	$190,000
Protected Annual Income amount on the first Benefit Year anniversary	$10,000
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate, multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $2,500 (5% of $50,000 Protected Amount), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $3,000 ($2,500 + $10,000 x 1.05). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal (excludes RMDs and life expectancy payments as outlined above); or
2.	withdrawals that are payable to any assignee or assignee’s bank account.
Advisory Fee Withdrawals made prior to age 55, or that exceed the Advisory Fee Withdrawal percentage and the Protected Annual Income amount are considered Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	the Protected Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Amount could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income is reduced by the same proportion the Excess Withdrawal reduces the Contract Value.
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Amount, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,225 reduction in the Protected Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
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Protected Amount = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value and Protected Amount are reduced by the amount of the Protected Annual Income amount of $4,250:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Amount = $80,750 ($85,000 - $4,250)
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Amount is reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the Contract Value of $55,750 ($7,750 ÷ $55,750).
Contract Value = $48,000 ($55,750 - $7,750) a 13.90% reduction
Protected Amount = $73,185 ($85,000 x 13.90% = $11,225; $85,000 - $11,225= $73,185)
Protected Annual Income amount = $3,660 ($4,250 x 13.90%= $591; $4,250 - $591 = $3,659)
In a declining market, Excess Withdrawals may significantly reduce your Protected Amount and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Amount is reduced to zero, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Final Payment Year. The year that the final payment is made is determined from the chart below based on the owner’s age on the latest date to stretch payments over the owner’s life expectancy. This date is one year after the date of death for nonqualified contracts, and December 31st of the calendar year following the date of death occurred for qualified contracts.
If the contract and rider are still in effect on the Benefit Year anniversary occurring in the final payment year, a final payment will be made that is equal to the greater of the Protected Amount or Contract Value, and the contract and rider will terminate. The final payment year is determined on the rider effective date and will not change. The final payment year is determined from the chart below and is based on your age. All amounts must be paid out of the contract in this final payment year.
Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
0	82	28	55	56	28
1	81	29	54	57	27
2	80	30	53	58	27
3	79	31	52	59	26
4	78	32	51	60	25
5	77	33	50	61	24
6	76	34	49	62	23
7	75	35	48	63	22
8	74	36	47	64	21
9	73	37	46	65	21
10	72	38	45	66	20
11	71	39	44	67	19
12	70	40	43	68	18
13	69	41	42	69	17
14	68	42	41	70	17
15	67	43	40	71	16
16	66	44	39	72	15
17	66	45	38	73	14
18	65	46	37	74	14
19	64	47	37	75	13
20	63	48	36	76	12
21	62	49	35	77	12
22	61	50	34	78	11
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Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
23	60	51	33	79	10
24	59	52	32	80	10
25	58	53	31	81	9
26	57	54	30
27	56	55	29
Death Prior to the Annuity Commencement Date. Lincoln Wealth PassSM has no provision for a payout of the Protected Amount upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as applicable, as amended from time to time.
Upon the death of the Contractowner, if there is Contract Value and a Protected Amount in effect at the time of the death and there is only one Beneficiary, the Beneficiary may continue the rider to pay out the remaining Protected Amount. We cannot divide the Protected Amount among multiple Beneficiaries. No adjustment will be made to the Protected Amount, Protected Annual Income Amount, protected lifetime income fee base, or final payment year. If the Protected Annual Income amount was not determined prior to death, then the rate will be set according to the deceased Contractowner’s age on the continuation date. Continuation is not available if the Contract Value is reduced to zero prior to the death of the Contractowner.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Wealth PassSM will automatically terminate:
•	on the Annuity Commencement Date;
•	upon death of the Contractowner, unless there is a Protected Amount and a single Beneficiary elects to continue the contract and rider;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon surrender or termination of the underlying annuity contract;
•	on the rider date anniversary occurring in the final payment year;
•	when the Protected Amount and the Protected Annual Income amount are reduced to zero; or
•	when the final payment is made.
The termination will not result in any increase in Contract Value equal to the Protected Amount. Upon effective termination of this rider, the benefit and charges within this rider will terminate.
4LATER® Select Advantage
4LATER® Select Advantage is a Living Benefit Rider that provides a Protected Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Beginning May 18, 2020, 4LATER® Select Advantage is only available for election at the time the contract is issued. If elected, it will be effective on the contract’s effective date. If you are an existing Contractowner, you may elect this rider through May 17, 2020. If the rider is elected after the contract is issued, it will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The initial Purchase Payment or Contract Value (if elected after the contract is issued) must be at least $25,000. Rider elections on or after May 18, 2020, are subject to Home Office approval if your Contract Value totals $1 million or more ($2 million prior to May 18, 2020).
4LATER® Select Advantage is not available with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. The Contractowner, Annuitant, and Secondary Life under the joint life option must be age 85 or younger at the time this rider is elected.
If you own a Living Benefit Rider and you wish to elect 4LATER® Select Advantage, you must first terminate your existing Living Benefit Rider. In most cases, you must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect 4LATER® Select Advantage. For further information on termination rules, see
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the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is the value used to calculate the Guaranteed Income Benefit amount under i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. The initial Protected Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Protected Income Base will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by all withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life if joint life option) are the covered lives.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payments. For example, an additional Purchase Payment of $10,000 will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base, but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal (including the portion of cumulative Advisory Fee Withdrawals over 1.25% of your Contract Value for that Contract Year) reduces the Protected Income Base and Enhancement Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. The reduction to the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Protected Income Base, Enhancement Base, and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Protected Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Protected Income Base = $125,500
Enhancement Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Protected Income Base and Enhancement Base are also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Protected Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
Enhancement Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Protected Income Base and Enhancement Base, and as a result will reduce your future Guaranteed Income Benefit. If the Protected Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Enhancement. You are eligible for an Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary, the Protected Income Base will be increased by an Enhancement if:
a. the Annuitant (single life option) or the Annuitant and Secondary Life (joint life option) are under age 86;
b. there were no withdrawals in the preceding Benefit Year, including cumulative Advisory Fee Withdrawals in excess of 1.25% of your Contract Value for that Contract Year;
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c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate reflected in the chart below. The Protected Income Base and the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020	Enhancement Base	5%
On or after June 11, 2018, but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Prior to June 11, 2018	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value including an Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal percentage in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
Enhancement Period. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-up. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the protected lifetime income fee, account fee and Advisory Fee Withdrawals in excess of 1.25% of your Contract Value), plus any Purchase Payments made on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
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Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$47,750*	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
*The beginning Contract Value is the initial Purchase Payment ($50,000 in this example) less the 4.5% sales charge.
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700).
Death Prior to the Annuity Commencement Date. 4LATER® Select Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER® Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Select Advantage rider will continue. Upon the second death of either the Annuitant or Secondary Life, the rider will terminate.
Upon the death of the Contractowner, this rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Select Advantage will automatically terminate:
•	on the Annuity Commencement Date;
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the second death of either the Annuitant or Secondary Life;
•	when the Protected Income Base is reduced to zero due to withdrawals;
•	the last day that you can elect i4LIFE® Advantage (age 95, younger of you or your spouse); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Select Guaranteed Income Benefit option. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
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i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods: an Access Period and a Lifetime Income Period, which are discussed in further detail below. If your Account Value is reduced to zero (except by additional withdrawals as described below), these payments will continue for your life (or the lives of you and your Secondary Life under the joint life option) during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. If your Account Value is reduced to zero due to any withdrawals (except for Advisory Fee Withdrawals are within the Advisory Fee Withdrawal percentage), i4LIFE® Advantage will end and your contract will terminate. The Guaranteed Income Benefit is described in further detail below.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate (except an AWS service designated specifically for the purpose of Advisory Fee Withdrawals). See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Gross Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. Additionally, certain Living Benefit Riders allow a transition to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below. If you intend to use the Protected Income Base or the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with the Home Office or your financial professional regarding availability with SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage without Guaranteed Income Benefit must be elected by age 95 on IRA contracts or age 110 on nonqualified contracts. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period, and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals, including Advisory Fee Withdrawals, or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage and/or the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts
Select Guaranteed Income Benefit; or Guaranteed Income Benefit (Managed Risk)	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
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The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. If you lengthen the Access Period, i4LIFE® Advantage Guaranteed Income Benefit will not be impacted. If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue) less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life under the joint life option) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	single or joint life option;
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then the first Valuation Date of the calendar year). For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.
AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments.
A 3% AIR will be used to calculate the Regular Income Payments under:
•	Elections of Guaranteed Income Benefit (Managed Risk) made on and after May 18, 2020; and
•	Select Guaranteed Income Benefit elections prior to February 19, 2019.
A 4% AIR will be used to calculate the Regular Income Payments under:
•	Select Guaranteed Income Benefit elections made between February 19, 2019 and May 17, 2020; and
•	Elections of all other versions of Guaranteed Income Benefit made prior to May 18, 2020.
The AIR used to calculate the Regular Income Payments if transitioning from a Prior Rider may be different. See i4LIFE® Advantage Transitions below.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
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The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $509.67 per month ($6,116.04 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $448.85 per month ($5,386.20 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal. (Advisory Fee Withdrawals that are within the Advisory Fee Withdrawal percentage will not be recalculated.)
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
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The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available, unless you are transitioning to Guaranteed Income Benefit from a Prior Rider.
If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that Prior Rider to a version of i4LIFE® Advantage Guaranteed Income Benefit that may no longer be offered. The transition rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. The Guaranteed Income Benefit will be based on A, or, if transitioning from a Prior Rider, the greater of A and B:
A.	the Account Value immediately prior to electing Guaranteed Income Benefit; or
B.	the Protected Income Base under the Prior Rider reduced by all Protected Annual Income payments since the last Account Value Step-up (or inception date if no step-ups have occurred). (Advisory Fee Withdrawals that are within the Advisory Fee Withdrawal percentage will not reduce the Protected Income Base.)
The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the above, based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how the Guaranteed Amount or the Protected Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Protected Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Protected Income Base which is greater than $100,000 Account Value)	$6,300
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
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The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a Rate Sheet prospectus supplement. The Rate Sheet indicates the Guaranteed Income Benefit percentage and the date by which your application or rider election form must be signed and dated for a contract to be issued with that percentage.
The Guaranteed Income Benefit percentages in the Rate Sheet can be superseded. The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. The Guaranteed Income Benefit percentages in any subsequent Rate Sheet may be higher or lower than the percentages on the previous Rate Sheet. Your application or rider election form must be sent to us, and must be signed and dated on after the effective date of the Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit General Provisions
If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Monthly Guaranteed Income Benefit	$810
Monthly Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-ups
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk).The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns
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resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2020 Amount of initial Regular Income Payment	$4,801
8/1/2020 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2020 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2021 Recalculated Regular Income Payment	$6,000
8/1/2021 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
i4LIFE® Advantage Guaranteed Income Benefit Transitions
Certain Living Benefit Riders (“Prior Rider”) allow you to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit.
If your Prior Rider is...	you will transition to…
Lincoln Market Select® Advantage 4LATER® Select Advantage	Select Guaranteed Income Benefit
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Guaranteed Income Benefit (Managed Risk)
The following discussion applies to all of these transitions.
If you have elected one of the Prior Riders listed above, you are guaranteed the right to transition to the applicable version of the Guaranteed Income Benefit even if that version is no longer available for purchase. You are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time you purchased your Prior Rider. The Investment Requirements under your Prior Rider continue to apply after you transition to the Guaranteed Income Benefit. See The Contracts – Investment Requirements for a description of these investment requirements. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the greater of your Account Value (or Protected Income Base, based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Your decision to transition to the Guaranteed Income Benefit must be made prior to the Annuity Commencement Date, and by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you have the single life option under your Prior Rider, you must transition to the single life option under i4LIFE® Advantage Guaranteed Income Benefit; joint life option must transition to the joint life option. The Access Period requirements may vary based on which Prior Rider you elected, and are specifically listed in the Access Period section, earlier in this prospectus.
While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 18, 2020	Longer of 20 years or the difference between your age and age 90	Longer of 20 years or the difference between your age and age 90
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to May 18, 2020	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85
Purchasers of Lincoln Market Select® Advantage Purchasers of 4LATER® Select Advantage	Longer of 20 years or the difference between your age and age 90	N/A

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A 3% AIR will be used to calculate the Regular Income Payments for all transitions to i4LIFE® Advantage Select Guaranteed Income Benefit, and for transitions to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) if your Prior Rider was purchased on or after May 18, 2020. A 4% AIR will be used to calculate the Regular Income Payments for all other transitions to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) if your Prior Rider was purchased prior to May 18, 2020.
When deciding whether to transition from your Prior Rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your Secondary Life under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Protected Annual Income amounts from your Prior Rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your Prior Rider, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Prior rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, including Advisory Fee Withdrawals in excess of the Advisory Fee Withdrawal percentage, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals, financial planning fees, and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
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The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, including Advisory Fee Withdrawals in excess of the Advisory Fee Withdrawal percentage, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Gross Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments, including Guaranteed Income Benefit payments, and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value. We will look at such values on the contract annual anniversary date.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals, financial planning fees, and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
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Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to the end of the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.
If you purchased your contract as part of a Fee-Based Financial Plan, you may take Advisory Fee Withdrawals of up to 1.25% of your Contract Value annually. Certain states, broker-dealers, or advisory firms may not allow withdrawals to pay the fees associated with your advisory fees so please check with your registered representative. The portion of any Advisory Fee Withdrawal in excess of 1.25% of your Contract Value will reduce the Account Value but will not trigger a recalculation.
The following example demonstrates the impact of a withdrawal on the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to the end of the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
i4LIFE® Advantage will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination of i4LIFE® Advantage Guaranteed Income Benefit due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not
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the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Protected Income Base under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Lincoln IRA Income PlusSM may elect to annuitize their Protected Income Base under the Protected Annual Income Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available. Advisory Fee Withdrawals are not allowed after your contract is annuitized or during the Lifetime Income Period under i4LIFE® Advantage.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Protected Annual Income Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
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Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value,
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those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Net Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to August 15, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Net Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Net Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Gross Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Net Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Net Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable account fees and premium taxes.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
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Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Net Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Net Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Net Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Net Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
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•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Gross Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Gross Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, including Advisory Fee Withdrawals, without a new sales charge.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. If the Lincoln Long-Term CareSM Advantage rider was in effect prior to your surrender, it will not be reinstated, and Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account
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when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. No commission is paid in connection with the sale of contracts sold as part of a Fee-Based Financial Plan. The maximum commission the Principal Underwriter pays to LFN is 5.00% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. No commission is paid in connection with the sale of contracts sold as part of a Fee-Based Financial Plan. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 5.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2019 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.
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Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract
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owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Payment of Investment Advisory Fees
On August 6, 2019, the IRS issued a private letter ruling (the “PLR”) to Lincoln that addressed the treatment of investment advisory fees (“Advisory Fee Withdrawals”) paid out of the cash value of a non-qualified annuity contract. The PLR concluded that if a Contractowner authorizes payment of investment advisory fees out of the cash value of the non-qualified annuity contract, the payment of those fees will not be treated as a distribution to the Contractowner. In order for this treatment to apply, the investment advisory fees must be determined based on an arms-length transaction between the Contractowner and the financial professional, and cannot exceed an amount equal to an annual rate of 1.50% of the non-qualified annuity contract’s cash value. The fees can only compensate the financial professional for investment advice provided to the Contractowner with respect to the non-qualified annuity contract, and cannot compensate the financial professional for any other services. Effective for tax year 2019 and beyond, if you have authorized Lincoln to pay fees from the cash value of your non-qualified annuity contract directly to your financial professional, Lincoln will not treat the payment of such fees as a distribution from your contract if all the conditions mentioned above are satisfied.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges
The Lincoln Long-Term CareSM Advantage rider (“LTC Rider”) is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. The deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits
If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the
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IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Gross Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
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Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional protected lifetime income fees, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
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•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Coronavirus Aid, Relief, and Economic Security (CARES) Act of 2020
The Coronavirus Aid, Relief, and Economic Security (CARES) Act (the “CARES Act”) was enacted on March 27, 2020. The CARES Act includes a number of provisions that affect distributions from qualified retirement plans and IRAs, including the following:
•	Tax-favored Coronavirus Related Distributions
•	Retirement plan loan relief
•	Temporary waiver of required minimum distributions
Tax-favored Coronavirus Related Distributions
The CARES Act provides for tax-favored withdrawals, called Coronavirus Related Distributions (“CRDs”), from retirement plans and IRAs for any plan participant or IRA owner who meets certain requirements. For this purpose, an individual can receive a CRD if the participant or IRA owner can demonstrate that he or she:
•	has been diagnosed with COVID-19,
•	has a spouse or dependent who has been diagnosed with COVID-19,
•	experiences adverse financial consequences as a result of being quarantined, furloughed, laid off, or having reduced work hours.
Retirement plans that can provide CRDs are generally 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs.
CRDs are limited to $100,000 in the aggregate from all retirement plan accounts and IRAs per individual. CRDs are referred to as “tax-favored” because they are not subject to the 10% early withdrawal penalty or the 20% mandatory withholding for eligible rollover distributions, and are included in taxable income of the recipient ratably over a three-year period. A plan participant or IRA owner may repay the CRD, up to the full amount distributed, within 3 years of the distribution. The repayment is treated as a direct trustee to trustee transfer made within 60 days to the plan or account that receives the repayment.
Any distribution taken between January 1, 2020 and December 31, 2020, will be treated as a CRD if it otherwise meets the requirements.
Retirement Plan Loan Relief
The CARES Act includes several provisions that affect retirement plan loans. First the maximum plan loan amounts are increased to $100,000 or 100% of the participant’s vested balance for any loan taken by an individual who meets the requirements for taking a CRD (described above) and who takes the loan within 180 days of the enactment of the CARES Act.
Second, any individual who meets the requirements for taking a CRD and who either (i) has a loan outstanding on the date the CARES Act was enacted or (ii) takes a loan after the CARES Act was enacted, can delay any loan repayment due in 2020 for 1 year.
Third, the year 2020 is not counted in the determination of the maximum 5 year period for the term of a non-residential retirement plan loan.
Temporary Waiver of Required Minimum Distributions
The CARES Act waives required minimum distributions from 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs, for 2020. In addition, if a plan participant or IRA owner attained his or her required beginning date in 2019 but did not take his or her required minimum distribution prior to December 31, 2019, his or her required minimum distribution for 2019 is also waived.
As a part of this waiver, the year 2020 is not included in the calculation of any 5 or 10 year required distribution period under section 401(a)(9)(B)(ii).
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit
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loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to
97

rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
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Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Gross Purchase Payment(s) or Contract Value as of the Valuation Date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Gross Purchase Payments or Contract Value as of the Valuation Date.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
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Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or protected lifetime income fees;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging or AWS; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Special Arrangements
At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.
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Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
American Legacy Shareholder's Advantage®
Lincoln National Variable Annuity Account H
Prospectus for contracts issued on and after May 21, 2018

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy Shareholder's Advantage® Prospectus for contracts issued on and after May 21, 2018).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
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105

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

American Funds Asset Allocation Fund - Class 4
2018	N/A	N/A	N/A	11.742	11.022	4	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.022	13.222	3	N/A	N/A	N/A
American Funds Blue Chip Income and Growth Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Bond Fund - Class 4
2018	N/A	N/A	N/A	9.894	9.947	11	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.947	10.764	14	N/A	N/A	N/A
American Funds Capital Income Builder® - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Bond Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth and Income Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Fund - Class 4
2018	N/A	N/A	N/A	11.824	10.114	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.114	13.533	1*	N/A	N/A	N/A
American Funds Global Growth Portfolio(SM) - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth and Income Portfolio(SM) - Class 4
2018	N/A	N/A	N/A	11.858	11.068	28	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.068	13.129	27	N/A	N/A	N/A
American Funds Growth Fund - Class 4
2018	N/A	N/A	N/A	12.558	11.044	8	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.044	14.291	8	N/A	N/A	N/A
American Funds Growth-Income Fund - Class 4
2018	N/A	N/A	N/A	11.716	10.883	7	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.883	13.588	7	N/A	N/A	N/A
American Funds High-Income Bond Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Fund - Class 4
2018	N/A	N/A	N/A	11.128	9.679	7	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.679	11.779	7	N/A	N/A	N/A
American Funds International Growth and Income Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-1

	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

American Funds Managed Risk Asset Allocation Fund - Class P2
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2018	N/A	N/A	N/A	13.753	12.696	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.696	14.343	1*	N/A	N/A	N/A
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2018	N/A	N/A	N/A	11.329	10.569	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.569	12.508	20	N/A	N/A	N/A
American Funds Managed Risk Growth Fund - Class P2
2018	N/A	N/A	N/A	15.224	14.055	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	14.055	16.974	5	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2018	N/A	N/A	N/A	11.746	10.825	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.825	12.808	29	11.821	12.838	17
American Funds Managed Risk Growth-Income Fund - Class P2
2018	N/A	N/A	N/A	14.686	13.580	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	13.580	16.010	5	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2018	N/A	N/A	N/A	11.313	10.066	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.066	11.748	1*	N/A	N/A	N/A
American Funds Mortgage Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Fund® - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2018	N/A	N/A	N/A	9.635	9.779	8	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.779	10.200	10	N/A	N/A	N/A
American Funds Ultra-Short Bond Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.054	10.058	2	N/A	N/A	N/A
LVIP American Balanced Allocation Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	16.177	17.629	7	16.148	17.712	6
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Growth Allocation Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Income Allocation Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
*	The numbers of accumulation units less than 1000 were rounded up to one.
A-2

Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased as part of a Fee-Based Financial Plan for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.
	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

American Funds Asset Allocation Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.204	13.449	1*	N/A	N/A	N/A
American Funds Blue Chip Income and Growth Fund - Class 4
2018	9.987	10.119	7	11.213	10.160	3	N/A	N/A	N/A
2019	10.119	12.180	22	10.160	12.260	12	10.176	12.292	1*
American Funds Bond Fund - Class 4
2018	9.921	9.988	5	10.009	10.029	2	N/A	N/A	N/A
2019	9.988	10.835	13	10.029	10.906	12	10.064	10.935	1*
American Funds Capital Income Builder® - Class 4
2018	9.610	9.713	7	11.043	10.495	1*	N/A	N/A	N/A
2019	9.713	11.362	23	10.495	12.307	2	10.483	12.345	1*
American Funds Global Balanced Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.007	13.258	1*	N/A	N/A	N/A
American Funds Global Bond Fund - Class 4
2018	N/A	N/A	N/A	10.091	10.103	3	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.103	10.832	2	N/A	N/A	N/A
American Funds Global Growth and Income Fund - Class 4
2018	9.950	10.059	2	N/A	N/A	N/A	N/A	N/A	N/A
2019	10.059	13.078	2	12.158	13.164	2	N/A	N/A	N/A
American Funds Global Growth Fund - Class 4
2018	10.033	10.156	5	N/A	N/A	N/A	N/A	N/A	N/A
2019	10.156	13.623	11	N/A	N/A	N/A	10.185	13.750	1*
American Funds Global Growth Portfolio(SM) - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	14.149	15.219	1*
American Funds Global Small Capitalization Fund - Class 4
2018	N/A	N/A	N/A	12.073	10.063	2	11.761	10.081	4
2019	N/A	N/A	N/A	10.063	13.168	7	10.081	13.204	5
American Funds Growth and Income Portfolio(SM) - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.932	11.179	5
2019	N/A	N/A	N/A	12.132	13.299	7	11.179	13.341	5
American Funds Growth Fund - Class 4
2018	10.925	11.088	4	12.473	11.130	3	12.177	11.150	11
2019	11.088	14.383	10	11.130	14.474	4	11.150	14.514	14
American Funds Growth-Income Fund - Class 4
2018	10.769	10.928	5	N/A	N/A	N/A	N/A	N/A	N/A
2019	10.928	13.677	15	12.330	13.767	1*	10.992	13.803	1*
American Funds High-Income Bond Fund - Class 4
2018	9.826	9.895	1*	10.287	9.935	3	N/A	N/A	N/A
2019	9.895	11.048	5	9.935	11.121	7	9.970	11.149	1*
American Funds International Fund - Class 4
2018	9.636	9.719	1*	11.240	9.758	3	11.107	9.774	5
2019	9.719	11.856	5	9.758	11.935	4	9.774	11.966	7
American Funds International Growth and Income Fund - Class 4
2018	N/A	N/A	N/A	10.639	9.683	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.683	11.822	1*	N/A	N/A	N/A

	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

American Funds Managed Risk Asset Allocation Fund - Class P2
2018	N/A	N/A	N/A	11.369	11.017	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.017	12.960	2	N/A	N/A	N/A
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2018	N/A	N/A	N/A	12.231	11.208	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.208	12.726	3	N/A	N/A	N/A
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2018	N/A	N/A	N/A	11.974	10.951	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.951	13.150	11	N/A	N/A	N/A
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2018	N/A	N/A	N/A	11.885	11.154	4	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.154	13.266	6	N/A	N/A	N/A
American Funds Managed Risk Growth Fund - Class P2
2018	N/A	N/A	N/A	13.876	12.821	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.821	15.562	1*	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2018	N/A	N/A	N/A	12.368	11.436	48	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.436	13.598	52	N/A	N/A	N/A
American Funds Managed Risk Growth-Income Fund - Class P2
2018	N/A	N/A	N/A	13.143	12.162	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.162	14.411	1*	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2018	N/A	N/A	N/A	12.369	11.278	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.278	13.227	1*	N/A	N/A	N/A
American Funds Mortgage Fund - Class 4
2018	N/A	N/A	N/A	9.802	9.959	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.959	10.406	1*	N/A	N/A	N/A
American Funds New World Fund® - Class 4
2018	N/A	N/A	N/A	10.922	9.601	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.601	12.330	1*	N/A	N/A	N/A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
2018	9.896	9.971	1*	9.756	9.885	1*	9.751	9.906	6
2019	9.971	10.426	5	9.885	10.363	1*	9.906	10.395	5
American Funds Ultra-Short Bond Fund - Class 4
2018	N/A	N/A	N/A	N/A	N/A	N/A	10.041	10.097	12
2019	N/A	N/A	N/A	10.132	10.191	1*	10.097	10.218	13
LVIP American Balanced Allocation Fund - Service Class
2018	10.074	10.178	7	N/A	N/A	N/A	N/A	N/A	N/A
2019	10.178	11.829	7	11.816	12.761	1*	12.099	12.802	28
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	10.683	10.210	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.210	11.794	3	N/A	N/A	N/A
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	11.081	10.336	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.336	12.025	10	N/A	N/A	N/A
LVIP American Growth Allocation Fund - Service Class
2018	11.032	10.202	10	N/A	N/A	N/A	N/A	N/A	N/A
2019	10.202	12.061	10	12.118	13.201	1*	N/A	N/A	N/A
LVIP American Income Allocation Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.278	12.030	1*	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2018	N/A	N/A	N/A	9.930	9.992	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.992	10.342	1*	N/A	N/A	N/A
*	The numbers of accumulation units less than 1000 were rounded up to one.
B-2

Appendix C — Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are no longer available. This Appendix contains important information for Contractowners who purchased their contract and one of the following Death Benefit or Living Benefit Riders.
Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider (“LTC Charge”) that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
•	the Acceleration Benefit Charge,
•	the Extension Benefit Charge, and
•	the Optional Nonforfeiture Benefit Charge (if elected).
The first deduction will occur on the business day on or next following the three-month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.
Acceleration Benefit Charge
The Acceleration Benefit Charge has a guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. The current annual charge rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual charge rate may change at any time and will never exceed the guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. We will give you a minimum of 30 days written notice of our intent to raise the current annual charge rate. Any increase to the annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the annual charge rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual charge rate for the Growth Benefit option will not change to the annual charge rate for the Level Benefit after you terminate the automatic step-ups.
The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual percentage rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual percentage rate is assessed may be higher due to automatic step-ups.
The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by ¼ of the Acceleration Benefit Charge annual charge rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by automatic step-ups or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.
Extension Benefit Charge
The Extension Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Extension Benefit Charge annual charge rates range as set forth in the charts below. The initial Extension Benefit Charge annual charge rate will be stated on the Specifications page of your LTC Rider. We will give you a minimum of 30 days written notice of our intent to raise the current Extension Benefit Charge annual charge rate. Any increase to the current Extension Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Extension Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.

Extension Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Extension Benefit Charge
45-49	0.26%
50-54	0.30%
55-59	0.32%
60-64	0.38%
65-69	0.50%
70-74	0.68%
Extension Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Extension Benefit Charge
45-49	0.28%
50-54	0.32%
55-59	0.36%
60-64	0.40%
65-69	0.54%
70-74	0.76%
The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Extension Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases due to Gross Purchase Payments made within the first 90 days. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual charge rate is based upon your age as of the contract date.
Optional Nonforfeiture Benefit Charge
The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual charge rates range as set forth in the charts below. The initial Optional Nonforfeiture Benefit Charge annual charge rate will be stated on the specification pages of your LTC Rider. We will give you a minimum of 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual charge rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Optional Nonforfeiture Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Optional Nonforfeiture Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.04%
50-54	0.05%
55-59	0.05%
60-64	0.06%
65-69	0.08%
70-74	0.11%
Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living Services
Age on Contract Date	Optional Nonforfeiture Benefit Charge
	Texas	California	All other states
45-49	0.06%	0.06%	0.05%
50-54	0.06%	0.06%	0.05%
55-59	0.07%	0.07%	0.06%
60-64	0.07%	0.07%	0.06%
65-69	0.10%	0.10%	0.09%
70-74	0.14%	0.13%	0.12%
The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Optional Nonforfeiture Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Gross Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual charge rate is based upon your age as of the contract date.
Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000

Acceleration Benefit Charge Annual Charge Rate:	0.35%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Charge Rate:	0.06%
LTC Charge (Annual)*:	$1,230
* $350 Acceleration Benefit Charge (0.35% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06% x $200,000 Extension Benefit) = $1,230 annual LTC Charge

Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Growth Benefit:	$0
Acceleration Benefit Charge Annual Charge Rate:	0.50%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Charge Rate:	0.06%
LTC Charge (Annual)*:	$1,380
*$500 Acceleration Benefit Charge (0.50% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Benefit Charge (0.06% x $200,000 Extension Benefit)= $1,380 annual LTC Charge
Lincoln Long-Term CareSM Advantage
Beginning May 18, 2020, this rider will no longer be available for sale. The Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider”) provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments (“Long-Term Care Benefits” or “LTC Benefits”) in the event: (1) you are “Chronically Ill,” which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider (“Long-Term Care Services”). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.
If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.
The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts – Investment Requirements. There is no guarantee that the LTC Rider will be available in the future, as we reserve the right to discontinue the benefit at any time. In addition, we may make different versions of the LTC Rider available.
References to Purchase Payment in the Lincoln Long-Term CareSM Advantage description refer to Gross Purchase Payments.
The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.
Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
•	you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis ;
•	for the potential of receiving, in addition to your Contract Value, up to two times your Gross Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;

•	for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
•	for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
•	you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
•	you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).
Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
•	You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to income taxes (as investment gains, if any, are deemed to be withdrawn first), and if taken before age 59½, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
•	You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
•	We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts – Living Benefit Riders.
•	You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.
How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the fifth contract anniversary.
Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need (“Plan of Care”). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the “deductible period”). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.
How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider provides for LTC benefit amounts to be withdrawn out of the Contract Value first on a tax-free basis until you either receive your Gross Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.
What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The initial Extension Benefit is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Gross Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called “Excess Withdrawals.” The Extension Benefit is also reduced by Excess Withdrawals.
•	Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account. In some states the Acceleration Benefit is referred to as the Accumulation Long-Term Care Benefit.
•	Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the initial Acceleration Benefit. The Extension Benefit is not affected by investment results.
•	Growth Benefit: If you are interested in potentially being able to “lock in” any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. Automatic step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that reduce your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to conforming or non-excess withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.
When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum. See Maximum Monthly Level Benefit. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits – Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.
The Acceleration Benefit will be paid monthly over a period of time known as the “Acceleration Benefit Duration.” The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the “Extension Benefit Duration.” The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the fifth contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).
How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as “Conforming Withdrawals.” However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an “Excess Withdrawal.” This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.
Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.
To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Gross Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.
If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.
Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.
What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the “LTC Charge”). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual charge rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions – Protected Lifetime Income Fees – Long-Term CareSM Advantage Charges.
Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the “Contingent Nonforfeiture Benefit,” provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit if elected. You may also choose to add an enhanced nonforfeiture benefit, called the “Optional Nonforfeiture Benefit,” for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month’s maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider’s termination. Termination of the LTC Rider does not automatically terminate the underlying contract.
What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
•	You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
•	Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the fifth contract anniversary to receive LTC Benefits.
•	You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
•	Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdrawals of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without reducing your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
•	You must wait at least one year before you can take LTC Benefit payments.
•	If you take LTC Benefit payments before the fifth contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the fifth contract anniversary.
•	Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
•	Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
•	If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims-paying ability of Lincoln Life, and will not participate in any market performance.
•	If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.
•	The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge rates are not subject to a maximum, and may increase significantly (subject to state approval).
•	LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.
Eligibility to Purchase the LTC Rider
Eligibility Requirements. Beginning May 18, 2020, the Lincoln Long-Term CareSM Advantage Rider will no longer be available. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
•	The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
•	LTC Benefits are payable to the person insured under the LTC Rider (the “Covered Life”). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
•	The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson’s Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer’s/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis

as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
•	You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.
Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.
Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired). Check with your registered representative regarding state specific requirements in California and Maryland.
Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Gross Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Gross Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in California and South Dakota), and the maximum amount of cumulative Gross Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.
Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider.
Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts – Investment Requirements.
Eligibility to Receive LTC Benefit Payments
Establishing Initial Eligibility for LTC Benefits
You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:
PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:	You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.
Step 2:	Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.
Step 3:	You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.
Step 4:	We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.
Step 5:	You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.

Step 6:	You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.
Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living (“ADLs”) for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
•	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
•	Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.
The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.
A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

The six Activities of Daily Living are:
1.	Bathing – the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.	Continence – the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3.	Dressing – the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.	Eating – the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5.	Toileting – the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6.	Transferring – the ability to move oneself into or out of a bed, chair or wheelchair.
Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.
Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
•	alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
•	care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia
•	treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
•	treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
•	services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
•	services or care provided to you outside the United States
•	all care and support services that are provided by immediate members of your family, whether paid or unpaid.
Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of

Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.
Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.
Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount. See General Provisions – Federal Taxation.
Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state in which the LTC Rider is issued) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.
Establishing Continued Eligibility for LTC Benefits
Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:
Every Three Months:	You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three-month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after the three-month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 800-487-1485.
Every Year:	At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 800-487-1485.
Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.
Verification of Continued Eligibility
At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
•	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
•	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
•	requiring proof that you have received the prescribed care or support services.
If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.
Overpayment of LTC Benefits
If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within 60 days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.
Determining LTC Benefits
General Summary of LTC Benefits
Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.
Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
•	You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Gross Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
•	You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
•	You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the third contract anniversary.
•	Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.
Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.
As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The Extension Benefit at issue of the LTC Rider is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount is also important as it affects the charges you pay for the LTC Rider. See “LTC Charges” for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.
Acceleration Benefit
•	First payments made under the LTC Rider

Acceleration Benefit
•	Deducted from your Contract Value
•	Equals your initial Gross Purchase Payment and any subsequent Gross Purchase Payments made in the first 90 days
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
•	If the Contract Value is reduced to zero, benefits are paid by us from our general account
•	Not affected by investment results

⇩
Extension Benefit
•	Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
•	Paid by us from our general account
•	Equals double the Acceleration Benefit as of the 90th day after the contract date
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the Extension Benefit
•	Not affected by investment results
⇩
Growth Benefit
•	May be purchased for an additional cost
•	Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
•	Payments made in addition to Acceleration Benefit and Extension Benefit payments
•	Deducted from your Contract Value
•	Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
•	Payments reduce the LTC Guaranteed Amount and Growth Benefit
•	If the Contract Value is reduced to zero, LTC benefits are paid by us from our general account
•	Each annual step-up is not affected by subsequent investment results

⇩
Withdrawals
•	Permitted any time in addition to LTC Benefit payments
•	Unless the Growth Benefit has been elected, will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
•	The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
•	If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
•	Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
•	Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)
Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments
Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits – Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value.
Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase Payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration Benefit.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims-paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.
Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.
Extension Benefit Payments
Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Extension Benefit Duration = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

Extension Benefit = twice the initial Acceleration Benefit (GrossPurchase Payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this discussion), less Extension Benefit payments.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.

Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent Gross Purchase Payment is made prior to the 90th day after the contract date.
Initial Gross Purchase Payment January 1 (contract date equals January 1):	$100,000

Contract Value January 1:	$100,000
LTC Guaranteed Amount January 1 (equals initial Gross Purchase Payment):	$100,000
Acceleration Benefit January 1 (equals LTC Guaranteed Amount):	$100,000
Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):	$200,000
Contract Value February 1 prior to subsequent Gross Purchase Payment:	$110,000
Subsequent Purchase Payment received February 1:	$100,000
LTC Guaranteed Amount after subsequent Purchase Payment
($100,000 LTC Guaranteed Amount + $100,000 subsequent Gross Purchase Payment made within 90 days of contract date):	$200,000
Acceleration Benefit after subsequent Gross Purchase Payment:	$200,000
Extension Benefit after subsequent Gross Purchase Payment
(2 x $200,000 Acceleration Benefit):	$400,000
Contract Value after additional Gross Purchase Payment:	$210,000
Maximum Monthly Level Benefit
The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the fifth contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to fifth contract anniversary. If you receive LTC Benefit payments prior to the fifth contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.
Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the fifth contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).
Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.
IMPORTANT NOTE:
We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. After the fifth contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (which means you will have a shorter period of time to access the money we pay from our general account during the Extension Benefit period). This discussion assumes that you do not begin taking LTC Benefit payments until after the fifth contract anniversary. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See “Determining LTC Benefits – Electing to Receive LTC Benefits Before the Fifth Contract Anniversary.”
Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a “nursing home” or are receiving “hospice care” (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.

Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly Level Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly Level Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly Level Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month.

*	Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.
The Maximum Monthly Level Benefit amount will not change after the fifth contract anniversary unless you make an Excess Withdrawal (as described below). If, after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the fifth Contract Year. Assume LTC Benefit payments begin after the fifth contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
On fifth contract anniversary:
Acceleration Benefit:	$100,000
Acceleration Benefit Duration:	24 months
Extension Benefit:	$200,000
Extension Benefit Duration:	48 months
Maximum Monthly Level Benefit ($100,000/24):	$4,166.67
Monthly LTC Benefit payment (50% of $4,166.67):	$2,083.33
On the sixth contract anniversary:
Remaining Acceleration Benefit:
($100,000 – LTC Benefit payments of $25,000 ($2,083.33 x 12))	$75,000
Remaining Acceleration Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit): ($75,000 / $2,083.33)	36 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($75,000 / $4,166.67)	18 months
Remaining Extension Benefit:	$200,000
Remaining Extension Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit each year): ($200,000 / $2,083.33)	96 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($200,000 / $4,166.67)	48 months
Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.
Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.
In all cases, you should also consider the limits imposed under IRS rules. See General Provisions – Federal Taxation below.
Growth Benefit Option
At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.
Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Gross Purchase Payment (and any subsequent Gross Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).
On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to automatic step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the automatic step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.
Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract Value as of the contract anniversary if:
•	The Covered Life is still living and under age 76;
•	The Contract Value on that contract anniversary is greater than the LTC Guaranteed Amount; and
•	The maximum LTC Guaranteed Amount limit has never been reached.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount “stepped up” that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the automatic step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the automatic step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.
You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further automatic step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.
Example: Following is an example of how the automatic step-ups will work through the first three contract anniversaries (assuming no withdrawals).
Total Gross Purchase Payments added to the contract as of 90th day after the contract date:	$200,000
LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase Payments made into the contract:	$200,000
Acceleration Benefit as of 90th day after the contract date:	$200,000
Total Contract Value on first contract anniversary reflecting investment gain:	$225,000
New LTC Guaranteed Amount on first contract anniversary:
(LTC Guaranteed Amount steps up since $225,000 is greater than LTC Guaranteed Amount of $200,000)	$225,000
Growth Benefit on first contract anniversary
($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 25,000
Total Contract Value on second contract anniversary reflecting investment loss from previous contract anniversary
($225,000 LTC Guaranteed Amount does not change as the Contract Value of $218,000 is less; $25,000 Growth Benefit does not change):	$218,000
Total Contract Value on third contract anniversary reflecting investment gain from previous contract anniversary:	$240,000
New LTC Guaranteed Amount on third contract anniversary
(LTC Guaranteed Amount steps up as $240,000 is greater than LTC Guaranteed Amount of $225,000):	$240,000
Growth Benefit on third contract anniversary
($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 40,000
You may choose to irrevocably terminate the automatic step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate automatic step-ups after the fifth contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the automatic step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions – Protected Lifetime Income Fees – Long-Term CareSM Advantage Charge.
Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life.
Maximum Monthly Growth Benefit
The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.
Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.
The Maximum Monthly Growth Benefit amount = [i ÷ ((ii + iii) ÷ iv)] where:
(i)	equals the Growth Benefit on the contract anniversary;
(ii)	equals any remaining Acceleration Benefit on the contract anniversary;
(iii)	equals any remaining Extension Benefit on the contract anniversary; and
(iv)	equals the Maximum Monthly Level Benefit amount on the contract anniversary.

When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.
Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount
Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly LTC Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly LTC Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly LTC Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly LTC Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly LTC Benefit amount the following month.

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly LTC Benefit amount for assisted living services.
Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract Value from investment gains of $20,000 and assuming $100,000 Gross Purchase Payments were made prior to 90th day after the contract date.
Acceleration Benefit on fifth contract anniversary:	$100,000
Extension Benefit on fifth contract anniversary:	$200,000
Contract Value on fifth contract anniversary:	$120,000
LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of $120,000:	$120,000
Growth Benefit
($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):	$20,000
Maximum Monthly Level Benefit
($100,000 ÷ 24 months of Acceleration Benefit Duration left):	$4,166.67
Maximum Monthly Growth Benefit
[$20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷ $4,166.67 Maximum Monthly Level Benefit)]:	$277.78
Maximum Monthly LTC Benefit ($4,166.67 + $277.78):	$4,444.45
Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.

Example: Continuing the prior example if, during the first six months of the Contract Year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current Contract Year.
Electing to Receive LTC Benefits Before the Fifth Contract Anniversary
As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the fifth contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the fifth contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.
When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the fifth contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.
The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the fifth contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.
LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1*	84 months	168 months	252 months
2	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months
5	36 months	72 months	108 months
6+	24 months	48 months	72 months
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period.
When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the fifth contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.
Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the fifth contract anniversary. This chart illustrates a Gross Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

Maximum Monthly Level Benefit (annualized) based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration Benefit	1*
	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,000
	6	$16,667	$20,000	$25,000	$33,000	$50,000
	7	$16,667	$20,000	$25,000	$33,000	$50,000
Extension Benefits	8	$16,667	$20,000	$25,000	$33,000	$50,000
	9	$16,667	$20,000	$25,000	$33,000	$50,000
	10	$16,667	$20,000	$25,000	$33,000	$50,000
	11	$16,667	$20,000	$25,000	$33,000	$50,000
	12	$16,667	$20,000	$25,000	$33,000
	13	$16,667	$20,000	$25,000	$33,000
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period. For illustrative purposes, this chart does not include satisfaction of the deductible period.

Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the third Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
LTC Guaranteed Amount as of second contract anniversary:	$100,000
Acceleration Benefit (equals LTC Guaranteed Amount):	$100,000
Extension Benefit (2 x Acceleration Benefit):	$200,000
Acceleration Benefit Duration (from LTC Benefit Duration chart):	60 months
Maximum Monthly Level Benefit
($100,000 Acceleration Benefit ÷ 60 months):	$1,666.67 or $20,000 per year
Extension Benefit Duration (from LTC Benefit Duration chart):	120 months
By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third Contract Year) of the available annual amount of $20,000.
LTC Guaranteed Amount as of the third contract anniversary
($100,000 - $10,000 LTC Benefit payment in prior Contract Year):	$90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):	$90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):	$200,000
Acceleration Benefit Duration:	48 months
Maximum Monthly Level Benefit
($90,000 Acceleration Benefit ÷ 48 months):	$1,875.00 or $22,500 per year
Extension Benefit Duration
($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):	107 months
The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.
On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Withdrawals
You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract. See The Contracts—Surrenders and Withdrawals.
Conforming Withdrawals
If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments . Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, the Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.
Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)	equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)	equals all prior withdrawals in that Contract Year.
Excess Withdrawals
Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected.
More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
•	Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 – the Reduction Percentage due to Excess Withdrawal).
•	The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal ÷ Contract Value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.
Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.
Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
LTC Guaranteed Amount:	$320,000
Acceleration Benefit:	$120,000
Extension Benefit:	$240,000
Maximum Monthly Level Benefit:	$5,000
Growth Benefit:	$200,000
Maximum Monthly Growth Benefit:	$2,778
Excess Withdrawal from Contract Value:	$4,000
Contract Value immediately prior to Excess Withdrawal:	$85,000
Reduction Percentage due to Excess Withdrawal
[$4,000 Excess Withdrawal ÷ $85,000 Contract Value]:	4.71%
LTC Guaranteed Amount after Excess Withdrawal
[$320,000 LTC Guaranteed Amount x (1-4.71%)]:	$304,928
Extension Benefit after Excess Withdrawal
[$240,000 x (1-4.71%)]:	$228,696
Maximum Monthly Level Benefit after Excess Withdrawal
[$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:	$4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:	$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
[$2,778 Maximum Monthly Growth Benefit x (1-4.71%)]:	$2,647
LTC Fixed Account
The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.
On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the “Establishing Benefit Eligibility” section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.
If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts – Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.
Termination
Termination Events
The LTC Rider will terminate under any of the following circumstances:
•	termination of the contract;
•	upon written request to terminate the LTC Rider after the third contract anniversary (you may not request to terminate the LTC Rider prior to the third contract anniversary);
•	you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE® Advantage (with or without the Guaranteed Income Benefit);
•	on the date the Contractowner is changed due to death or divorce;
•	upon the death of the Covered Life;
•	45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
•	an Excess Withdrawal reduces the Contract Value to zero;
•	all LTC Benefits are reduced to zero;
•	you terminate the LTC Rider under either Nonforfeiture Benefit provision;
•	within the first six months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider;
•	after the first six months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider; or
•	after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.
Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.
Nonforfeiture Benefit
The LTC Rider provides a nonforfeiture benefit (“Nonforfeiture Benefit”) if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
•	There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
•	You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is “enhanced” because you may terminate the LTC Rider for any reason after three years, rather than just if there is a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the “Nonforfeiture Benefit Amount”) the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
•	one month’s Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or

•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.
In the state of California, the Nonforfeiture Benefit amount is the greater of:
•	the Maximum Monthly Level Benefit in effect on the date the Contractowner fully surrendered or annuitized the contract, multiplied by either;
•	1, if the contract is fully surrendered or annuitized prior to the tenth rider date anniversary; or
•	2, if the contract is fully surrendered or annuitized on or after the tenth rider date anniversary.
•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the Contractowner fully surrendered or annuitized the contract.
Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary (after the third anniversary in the state of Texas) and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.
Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.
Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
•	the sum of the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, has increased by more than a specified percentage over the initial charge; and
•	you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, is increased.
The specified percentage of change to the sum of the Extension Benefit Charge rate and/or the Optional Nonforfeiture Benefit Charge rate that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:
Age on Contract Date	Percent Over Initial Charge	Age	Percent Over Initial Charge
45 – 49	130%	66	48%
50 – 54	110%	67	46%
55 – 59	90%	68	44%
60	70%	69	42%
61	66%	70	40%
62	62%	71	38%
63	58%	72	36%
64	54%	73	34%
65	50%	74	32%
Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
•	you surrender the contract at least three years after the contract date; or
•	you submit a written request to terminate the LTC Rider at least three years after the contract date; or
•	you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the contract date.
If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.

General Provisions
Death Benefits
The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the “Death Benefit” section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner’s death.
The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts – Death Benefits.
Investment Requirements
By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts – Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.
Federal Taxation
Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.
Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner’s basis in the contract. These payments may also reduce the basis in your annuity contract.
If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.
If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $380.00 per day or $138,700 annually for 2020), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.
Maturity Date
When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant’s 99th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.
If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 99), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.
If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments end after you reach age 99 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 99 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.
Any LTC Benefit paid after age 99 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.
Misstatement of Age or Sex
If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.
LTC Rider Return Privilege
You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.
Monthly Statements
In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions – Death Benefits for a description of the impact of the LTC Rider on Death Benefits.

Appendix D — Protected Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between March 16, 2020 and April 30, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.20%	55 – 58	2.90%
59 – 64	4.10%	59 – 64	4.00%
65 – 69	5.35%	65 – 69	5.00%
70 – 74	5.45%	70 – 74	5.10%
75+	5.60%	75+	5.20%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.20%
59 – 64	4.40%	59 – 64	4.10%
65 – 69	5.50%	65 – 69	5.20%
70 – 74	5.60%	70 – 74	5.30%
75+	5.70%	75+	5.40%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between July 15, 2019 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between April 1, 2019 and July 14, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.80%	70 – 74	5.60%
D-1

Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between October 1, 2018 and March 31, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) applications or rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.60%	65 – 74	5.35%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage
Protected Annual Income Rates by Ages:
Lincoln Market Select® Advantage applications or rider election forms signed between March 16, 2020 and April 30, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.10%	55 – 58	2.85%
59 – 64	4.00%	59 – 64	3.65%
65 – 69	5.10%	65 – 69	4.65%
70 – 74	5.15%	70 – 74	4.75%
75+	5.55%	75+	5.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.25%	55 – 58	3.00%
59 – 64	4.15%	59 – 64	3.85%
65 – 69	5.15%	65 – 69	4.85%
70 – 74	5.35%	70 – 74	5.00%
75+	5.55%	75+	5.25%
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For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between October 1, 2018 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 69	5.25%	65 – 69	5.15%
70 – 74	5.50%	70 – 74	5.25%
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage applications or rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 74	5.25%	65 – 74	5.00%
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Max 6 SelectSM Advantage
Protected Annual Income Rates by Ages:
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Max 6 SelectSM Advantage applications or rider election forms signed between October 1, 2018 and April 30, 2020
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 69	6.50%	6.00%
70 – 74	6.75%	6.25%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage applications signed between May 21, 2018 and September 30, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 74	6.50%	6.00%
75 +	7.00%	6.50%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
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Lincoln IRA Income PlusSM
Protected Annual Income Rates by Ages:
Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.
For both Option 1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Protected Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B.
Lincoln IRA Income PlusSM applications or rider election forms signed between January 14, 2019 and April 30, 2020:
Option 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life
70+	6.25%	N/A%	70+	5.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Option 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option
70+	7.00%	N/A	70+	4.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Wealth PassSM
Protected Annual Income Rates by Ages:
Lincoln Wealth PassSM applications or rider election forms signed between September 16, 2019 and April 30, 2020
Age	PAI Rate
0 – 54	4.50%
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%
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Appendix E — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Select Guaranteed Income Benefit elections and for purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between November 18, 2019 and April 30, 2020
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 – 58	3.00%
59 - 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit elections between May 21, 2018 and November 17, 2019, or for purchasers of Lincoln Market Select® Advantage between August 29, 2016 (October 3, 2016 for existing Contractowners) and November 17, 2019, or for purchasers of 4LATER® Select Advantage between January 9, 2017 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*In order to have received the percentage indicated, your applications or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between November 18, 2019 and April 30, 2020.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
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Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.25%
59 - 64	4.00%	59 – 64	3.75%
65 – 69	5.00%	65 – 69	4.25%
70 – 74	5.25%	70 – 74	4.50%
75 – 79	5.50%	75 – 79	5.00%
80+	5.50%	80+	5.25%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between November 18, 2019 and April 30, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 –58	3.00%
59 – 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between February 19, 2019 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65 – 69	5.00%	65 – 69	4.50%
70 – 74	5.25%	70 – 74	5.00%
75 – 79	5.50%	75 – 79	5.25%
80+	5.50%	80+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
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Appendix F — Investment Requirements for Previous Rider Elections
Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) prior to May 18, 2020. If you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) prior to May 18, 2020, you must currently allocate 100% of your Account Value among one or more of the following Subaccounts only.
•	American Funds Bond Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Blue Chip Income and Growth Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth Fund
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth-Income Fund
•	American Funds Managed Risk International Fund
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA Rated Securites Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP American Preservation Fund

The fixed account, if available, is only available for dollar cost averaging.
Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit prior to May 18, 2020. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit prior to May 18, 2020, you may allocate 100% of your Account Value among all Subaccounts except those listed below.
•	American Funds Capital World Bond Fund
•	American funds Global Small Capitalization Fund
•	American Funds New World Fund®

The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Account Value can be allocated to one of the following models: American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund Model, American Funds Balanced Model Portfolio or American Funds Conservative Model Portfolio. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Account Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
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SAI 3

American Legacy Shareholder's Advantage®
Lincoln National Variable Annuity Account H
(Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI), For contracts issued on and after May 21, 2018
This SAI should be read in conjunction with the American Legacy Shareholder's Advantage® prospectus of Lincoln National Variable Annuity Account H dated May 1, 2020. You may obtain a copy of the American Legacy Shareholder's Advantage® prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.

This SAI is not a prospectus.
The date of this SAI is May 1, 2020.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln National Variable Annuity Account H, as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $274,962,118, $285,732,649 and $262,118,124 to LFN and Selling Firms in 2017, 2018 and 2019 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
B-4

units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by
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sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2020

1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2019	2018
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2019 – $93,307; 2018 – $91,219)	$103,773	$92,787
Trading securities	4,602	1,869
Equity securities	103	99
Mortgage loans on real estate	16,244	13,190
Policy loans	2,460	2,491
Derivative investments	1,911	1,081
Other investments	2,565	1,962
Total investments	131,658	113,479
Cash and invested cash	1,879	1,848
Deferred acquisition costs and value of business acquired	7,745	10,308
Premiums and fees receivable	464	568
Accrued investment income	1,109	1,087
Reinsurance recoverables	19,164	19,826
Reinsurance related embedded derivatives	-	188
Funds withheld reinsurance assets	542	563
Goodwill	1,778	1,782
Other assets	18,106	16,663
Separate account assets	153,571	132,833
Total assets	$336,016	$299,145

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$35,717	$33,884
Other contract holder funds	97,422	90,573
Short-term debt	609	288
Long-term debt	2,414	2,401
Reinsurance related embedded derivatives	375	-
Funds withheld reinsurance liabilities	5,566	4,860
Payables for collateral on investments	5,077	4,786
Other liabilities	13,680	13,201
Separate account liabilities	153,571	132,833
Total liabilities	314,431	282,826

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,312	11,237
Retained earnings	4,437	4,423
Accumulated other comprehensive income (loss)	5,836	659
Total stockholder’s equity	21,585	16,319
Total liabilities and stockholder’s equity	$336,016	$299,145

See accompanying Notes to Consolidated Financial Statements

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Insurance premiums	$5,277	$4,362	$3,018
Fee income	6,247	5,733	5,369
Net investment income	4,962	4,844	4,760
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(28)	(7)	(18)
Portion of loss recognized in other comprehensive income	13	-	-
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(7)	(18)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(813)	(85)	(438)
Total realized gain (loss)	(828)	(92)	(456)
Amortization of deferred gain on business sold through reinsurance	27	4	18
Other revenues	507	507	439
Total revenues	16,192	15,358	13,148
Expenses
Interest credited	2,754	2,589	2,558
Benefits	7,585	6,144	4,818
Commissions and other expenses	5,065	4,583	3,967
Interest and debt expense	145	136	126
Strategic digitization expense	66	76	43
Impairment of intangibles	-	-	905
Total expenses	15,615	13,528	12,417
Income (loss) before taxes	577	1,830	731
Federal income tax expense (benefit)	(37)	257	(1,287)
Net income (loss)	614	1,573	2,018
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	5,173	(3,314)	1,547
Funded status of employee benefit plans	4	2	(2)
Total other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Comprehensive income (loss)	$5,791	$(1,739)	$3,563

See accompanying Notes to Consolidated Financial Statements

3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Common Stock
Balance as of beginning-of-year	$11,237	$10,713	$10,696
Capital contributions from Lincoln National Corporation	50	500	-
Stock compensation/issued for benefit plans	25	24	17
Balance as of end-of-year	11,312	11,237	10,713

Retained Earnings
Balance as of beginning-of-year	4,423	4,405	3,342
Cumulative effect from adoption of new accounting standards	-	(644)	-
Net income (loss)	614	1,573	2,018
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Balance as of end-of-year	4,437	4,423	4,405

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	659	3,327	1,782
Cumulative effect from adoption of new accounting standards	-	644	-
Other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Balance as of end-of-year	5,836	659	3,327
Total stockholder’s equity as of end-of-year	$21,585	$16,319	$18,445

See accompanying Notes to Consolidated Financial Statements

4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Cash Flows from Operating Activities
Net income (loss)	$614	$1,573	$2,018
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Trading securities purchases, sales and maturities, net	(2,522)	(120)	120
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(448)	(108)	(17)
Premiums and fees receivable	104	(87)	34
Accrued investment income	(22)	(6)	19
Future contract benefits and other contract holder funds	(918)	1,105	(2,062)
Reinsurance related assets and liabilities	(277)	(1,233)	1,001
Accrued expenses	89	(99)	86
Federal income tax accruals	(282)	65	(1,502)
Cash management agreement	(1,115)	329	(277)
Realized (gain) loss	828	92	456
Amortization of deferred gain on business sold through reinsurance	(27)	(4)	(18)
Impairment of intangibles	-	-	905
Other	343	88	91
Net cash provided by (used in) operating activities	(3,633)	1,595	854
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,927)	(12,406)	(9,887)
Sales of available-for-sale securities and equity securities	6,771	3,191	1,773
Maturities of available-for-sale securities	6,426	6,348	5,790
Purchase of common stock in acquisition, net of cash acquired	-	(1,410)	-
Sale of business, net	-	(12)	-
Purchases of alternative investments	(433)	(314)	(357)
Sales and repayments of alternative investments	131	178	184
Proceeds from affiliate transfer of alternative investments	-	-	66
Issuance of mortgage loans on real estate	(4,218)	(2,920)	(2,047)
Repayment and maturities of mortgage loans on real estate	1,144	1,048	1,145
Issuance and repayment of policy loans, net	32	20	49
Net change in collateral on investments, derivatives and related settlements	349	654	(374)
Other	(259)	(191)	(123)
Net cash provided by (used in) investing activities	(4,984)	(5,814)	(3,781)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	50	500	-
Payment of long-term debt, including current maturities	(28)	(13)	(290)
Issuance of long-term debt, net of issuance costs	28	13	75
Issuance (payment) of short-term debt	321	278	(270)
Proceeds from sale-leaseback transactions	-	88	62
Payment related to sale-leaseback transactions	(83)	-	-
Proceeds from certain financing arrangements	107	-	-
Deposits of fixed account values, including the fixed portion of variable	16,049	13,616	10,775
Withdrawals of fixed account values, including the fixed portion of variable	(5,800)	(5,957)	(5,764)
Transfers to and from separate accounts, net	(1,362)	(2,469)	(1,787)
Common stock issued for benefit plans	(34)	(25)	(29)
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Net cash provided by (used in) financing activities	8,648	5,120	1,817
Net increase (decrease) in cash, invested cash and restricted cash	31	901	(1,110)
Cash, invested cash and restricted cash as of beginning-of-year	1,848	947	2,057
Cash, invested cash and restricted cash as of end-of-year	$1,879	$1,848	$947

See accompanying Notes to Consolidated Financial Statements

5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”), which effective September 1, 2019, was renamed Lincoln Life Assurance Company of Boston.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain investments and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

6

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

7

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

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When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the fixed maturity AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

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When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our fixed maturity AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our fixed maturity AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements.  Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

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Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

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Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

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Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

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Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  The carrying values of VOCRA and VODA are amortized using a straight line basis over their weighted average life of 20 years and 13 years, respectively.  See Note 10 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Effective January 1, 2019, we adopted Accounting Standards Update (“ASU”) 2016-02, which resulted in a new measurement and recognition of our long-term operating leases on our Consolidated Balance Sheets.  We lease office space and certain equipment under various long-term lease agreements.  We determine if an arrangement is a lease at inception.  Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the

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commencement date.  Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments.  The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs.  Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options.  Our lease agreements may contain both lease and non-lease components, which are accounted for separately.  Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.  See Notes 2 and 14 for additional information.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.  During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gain related to the transaction over a period of 30 years.  During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders.  We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years.  Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”).  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life

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policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2019 and 2018, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $51 million, $56 million and $57 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

Our short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

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Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  The broker-dealer services primarily relate to our retail sales network and consist

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of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

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2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a ROU asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the ROU asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We adopted this standard and all related amendments, which resulted in the recognition of $171 million in ROU assets and $176 million in operating lease liabilities reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods continue to be measured and presented under historical guidance, and only the period of adoption is subject to this ASU.  Also, on transition, we have elected not to reassess: 1) whether expired or existing contracts contain a lease under the new definition of a lease; 2) lease classification for expired or existing leases; and 3) whether previously capitalized initial direct costs would qualify for capitalization under this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.  For more information, see Note 1.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

January 1, 2019

We adopted the provisions of this ASU, which did not result in a change to our existing practices; therefore, no cumulative effect adjustment was recorded.  As such, there was no impact on our consolidated financial condition and results of operations.

ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

January 1, 2019

We adopted the provisions of this ASU, which did not have an impact on our consolidated financial condition and results of operations.  This ASU does result in our modification of certain hedge documentation and effectiveness methods, which we have reflected in applicable disclosures in Note 6.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using an allowance for credit losses. Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments will permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments will result in the recognition of a cumulative effect adjustment that is not expected to be material to our retained earnings, to record allowances for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption is permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance will not have a material impact on our consolidated financial condition and results of operations.

ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We will recognize a cumulative effect increase to retained earnings of approximately $14 million, after-tax, to elect the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2022, and early adoption is permitted.

		January 1, 2022	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”).  The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is attached as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

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In the year following the May 1, 2018 acquisition date, we adjusted assets acquired by $(5) million and liabilities acquired by $23 million for an increase in goodwill of $28 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  The following table presents the adjusted fair values (in millions) of the net assets acquired related to the Liberty Group Business:

Adjusted
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	140
Separate account liabilities	99
Total liabilities assumed	$3,215

Net identifiable assets acquired	$1,107
Goodwill	410
Net assets acquired	$1,517

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080
Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

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4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2019, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.9 billion and $1.7 billion as of December 31, 2019 and 2018, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $13 million and $20 million as of December 31, 2019 and 2018, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $2 million and $1 million for the years ended December 31, 2019 and 2018, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2019.

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5.  Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains, losses and OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
U.S. government bonds	361	27	2	-	386
State and municipal bonds	4,498	703	17	-	5,184
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
ABS	2,644	45	30	(19)	2,678
Hybrid and redeemable preferred securities	568	44	33	-	579
Total fixed maturity AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2019, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,714	$2,699
Due after one year through five years	15,022	15,578
Due after five years through ten years	17,440	18,854
Due after ten years	49,470	57,668
Subtotal	84,646	94,799
Structured securities (RMBS, CMBS, ABS)	8,661	8,974
Total fixed maturity AFS securities	$93,307	$103,773

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
U.S. government bonds	70	1	23	1	93	2
State and municipal bonds	376	7	92	10	468	17
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
ABS	1,237	23	239	16	1,476	39
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total fixed maturity AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of fixed maturity AFS securities in an unrealized loss position						3,360

25

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities decreased by $2.1 billion for the year ended December 31, 2019.  As discussed further below, we believe the unrealized loss position as of December 31, 2019, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2019, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2019, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

26

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$337	$358	$411
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5	13
Credit losses on securities for which an
OTTI was previously recognized	2	2	7
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)	(73)
Balance as of end-of-year	$204	$337	$358

During 2019, 2018 and 2017, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2019 and 2018, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2019 and 2018, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2019 and 2018, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and a fair value of $3.1 billion and $2.9 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2019 and 2018, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2019 and 2018, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

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Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2019	2018
Fixed maturity securities:
Corporate bonds	$2,877	$1,559
U.S. government bonds	45	43
State and municipal bonds	16	16
Foreign government bonds	45	23
RMBS	169	78
CMBS	163	7
ABS	1,238	121
Hybrid and redeemable preferred securities	49	22
Total trading securities	$4,602	$1,869

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2019, 2018 and 2017, was $(225) million, $(55) million and $8 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2019			As of December 31, 2018
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$15,525	$659	$16,184	$12,959	$230	$13,189
30 to 59 days past due	3	27	30	-	9	9
60 to 89 days past due	-	10	10	-	1	1
90 or more days past due	-	16	16	-	-	-
Valuation allowance	-	(2)	(2)	-	-	-
Unamortized premium (discount)	(17)	23	6	(17)	8	(9)
Total carrying value	$15,511	$733	$16,244	$12,942	$248	$13,190

As of December 31, 2019, we had 38 residential mortgage loans that were either delinquent or in foreclosure.  As of December 31, 2018, we had no loans that were either delinquent or in foreclosure.

For our commercial mortgage loans, there was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019. There were no specifically identified impaired commercial mortgage loans as of December 31, 2018.

For our residential mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.  There were no specifically identified impaired residential mortgage loans as of December 31, 2018.  The general allowance established on residential mortgage loans was $2 million and less than $1 million as of December 31, 2019 and 2018, respectively.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Valuation Allowance
Balance as of beginning-of-year	$-	$3	$2
Additions	-	-	1
Charge-offs, net of recoveries	-	(3)	-
Balance as of end-of-year	$-	$-	$3

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Additional information related to impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Average carrying value for impaired commercial
mortgage loans on real estate	$-	$5	$6
Interest income recognized on impaired commercial
mortgage loans on real estate	-	1	-
Interest income collected on impaired commercial
mortgage loans on real estate	-	1	-

As described in Note 1, we use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019			As of December 31, 2018
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$14,121	91.0%	2.35	$11,656	90.1%	2.30
65% to 74%	1,389	9.0%	1.88	1,234	9.5%	1.76
75% to 100%	1	0.0%	1.09	52	0.4%	1.03
Total	$15,511	100.0%		$12,942	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$716	97.7%	$247	99.6%
Nonperforming	17	2.3%	1	0.4%
Total	$733	100.0%	$248	100.0%

Our commercial mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 24% and 23% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively, and Texas, which accounted for 11% and 12% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Our residential mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 34% of residential mortgage loans on real estate as of December 31, 2019 and 2018, and Florida, which accounted for 20% and 19% of residential mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Alternative Investments

As of December 31, 2019 and 2018, alternative investments included investments in 256 and 234 different partnerships, respectively, and the portfolios represented approximately 1% of our total investments.

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Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities	$4,214	$4,129	$4,048
Equity AFS securities	-	-	12
Trading securities	187	79	88
Equity securities	4	4	-
Mortgage loans on real estate	626	492	433
Real estate	1	1	1
Policy loans	128	122	134
Invested cash	33	23	11
Commercial mortgage loan prepayment
and bond make-whole premiums	115	78	138
Alternative investments	24	222	165
Consent fees	7	4	6
Other investments	27	24	5
Investment income	5,366	5,178	5,041
Investment expense	(404)	(334)	(281)
Net investment income	$4,962	$4,844	$4,760

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Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities:
Gross gains	$44	$36	$17
Gross losses	(70)	(80)	(43)
Gross OTTI	(15)	(7)	(20)
Equity AFS securities:
Gross gains	-	-	6
Gain (loss) on other investments (1)	(15)	(15)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(13)	(22)	(21)
Total realized gain (loss) related to certain investments	(69)	(88)	(71)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(426)	251	(155)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(80)	(51)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	2	12	(2)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(223)	(184)	(174)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(828)	$(92)	$(456)

(1)	Includes market adjustments on equity securities still held of $(4) million and $(17) million for the years ended December 31, 2019 and 2018, respectively.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed variable universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.  See Notes 1 and 9 for information regarding Modco.

(3)

Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(13)	$(5)	$(13)
State and municipal bonds	-	-	(1)
RMBS	(1)	(1)	(2)
CMBS	-	-	(2)
ABS	(1)	(1)	(2)
Gross OTTI recognized in net income (loss)	(15)	(7)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	2
Net OTTI recognized in net income (loss)	$(15)	$(7)	$(18)

OTTI Recognized in OCI
Gross OTTI recognized in OCI	$14	$-	$-
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net OTTI recognized in OCI	$13	$-	$-

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Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,383	$1,383	$616	$616
Securities pledged under securities lending agreements (2)	114	110	88	85
Securities pledged under repurchase agreements (3)	-	-	152	157
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,580	5,480	3,930	5,923
Total payables for collateral on investments	$5,077	$6,973	$4,786	$6,781

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.  As of December 31, 2019, we were not participating in any open repurchase agreements.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2019	2018	2017
Collateral payable for derivative investments	$767	$(85)	$(112)
Securities pledged under securities lending agreements	26	(134)	5
Securities pledged under repurchase agreements	(152)	(379)	1
Investments pledged for FHLBI	(350)	1,030	(450)
Total increase (decrease) in payables for collateral on investments	$291	$432	$(556)

32

We have elected not to offset our securities lending and repurchase agreements transactions in our financial statements.  The remaining contractual maturities of securities lending and repurchase agreements transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$88	$-	$-	$-	$88
Repurchase Agreements
Corporate bonds	-	-	-	152	152
Total gross secured borrowings	$88	$-	$-	$152	$240

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2019, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million.  As of December 31, 2019, we have re-pledged $25 million of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2019, our investment commitments were $2.0 billion, which included $1.0 billion of LPs, $544 million of mortgage loans on real estate and $407 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2019 and 2018, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.3 billion and $1.4 billion, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.0 billion and $1.2 billion, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2019 and 2018, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $18.2 billion and $16.0 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $15.4 billion and $14.3 billion, respectively, or 12% and 13%, respectively, of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

We adopted ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, in 2019.  See Note 2 for additional information.

33

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

34

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the Standard & Poor's 500 Index (“S&P 500”) and other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require the seller to pay the buyer at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

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Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld Modco basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 or other indices.  Contract holders may elect to rebalance index options at renewal dates.  At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

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We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2019			As of December 31, 2018
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,174	$108	$12	$1,528	$33	$9
Foreign currency contracts (1)	2,874	191	51	2,326	167	39
Total cash flow hedges	4,048	299	63	3,854	200	48
Fair value hedges:
Interest rate contracts (1)	546	-	202	553	-	137
Non-Qualifying Hedges
Interest rate contracts (1)	112,921	1,082	219	100,628	464	138
Foreign currency contracts (1)	262	1	3	47	-	-
Equity market contracts (1)	43,283	1,442	664	30,273	676	162
Credit contracts (1)	55	-	-	-	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	123	-
GLB ceded (2) (3)	-	60	510	-	72	196
Reinsurance related (4)	-	-	375	-	188	-
Indexed annuity and IUL contracts (2) (5)	-	927	2,585	-	902	1,305
Total derivative instruments	$161,115	$4,261	$4,621	$135,355	$2,625	$1,986

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2019
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,341	$53,011	$20,948	$28,841	$500	$114,641
Foreign currency contracts (2)	218	383	961	1,473	101	3,136
Equity market contracts	27,594	7,720	3,762	13	4,194	43,283
Credit contracts	-	55	-	-	-	55
Total derivative instruments
with notional amounts	$39,153	$61,169	$25,671	$30,327	$4,795	$161,115

(1)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 24, 2021.
(2)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 26, 2050.

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The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

As of December 31, 2019

Cumulative
Fair Value Hedging
Adjustment Included
	Amortized Cost	in the Amortized
	of the Hedged	Cost of the Hedged
	Assets (Liabilities)	Assets (Liabilities)
Line Items in which the Hedged Items are Recorded
Fixed maturity AFS securities, at fair value	$776	$202

The change in our unrealized gain (loss) on derivative instruments within accumulated other comprehensive income (loss) (“AOCI”) (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	6	-
Cash flow hedges:
Interest rate contracts	73	(4)	43
Foreign currency contracts	108	44	20
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	4	4
Foreign currency contracts (1)	35	27	18
Foreign currency contracts (2)	9	-	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

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The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss)
	Recognized in Income
	For the Year Ended
	December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35

Non-Qualifying Hedges
Interest rate contracts	982	-
Foreign currency contracts	(1)	-
Equity market contracts	(137)	-
Embedded derivatives:
GLB	1	-
Reinsurance related	(626)	-
Indexed annuity and IUL contracts	(742)	-

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The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2018	2017
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4
Foreign currency contracts (1)	27	18
Foreign currency contracts (2)	-	9
Total cash flow hedges	31	31
Fair value hedges:
Interest rate contracts (1)	(14)	(23)
Interest rate contracts (2)	37	7
Total fair value hedges	23	(16)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103
Foreign currency contracts (2)	5	-
Equity market contracts (2)	445	(1,427)
Equity market contracts (3)	(17)	28
Credit contracts (3)	-	1
Embedded derivatives:
GLB(2)	(1)	-
Reinsurance related (2)	292	(141)
Indexed annuity and IUL contracts (2)	81	(400)
Total derivative instruments	$710	$(1,821)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended
	December 31,
	2018	2017
Offset to net investment income	4	22
Offset to realized gain (loss)	27	9

As of December 31, 2019, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2019 and 2018, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

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As of December 31, 2019, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2019	2018
Maximum potential payout	$55	$-
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$55	$-

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2019, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2019 or 2018.

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The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2019		As of December 31, 2018
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$441	$(22)	$33	$(4)
A+	549	(168)	296	(26)
A	36	-	106	(36)
A-	355	-	4	-
BBB+	-	-	177	-
	$1,381	$(190)	$616	$(66)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

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	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Current	$175	$179	$118
Deferred	(212)	78	(1,405)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)

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A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Income (loss) before taxes	$577	$1,830	$731
Federal statutory rate	21%	21%	35%
Federal income tax expense (benefit) at federal statutory rate	121	384	256
Effect of:
Tax-preferred investment income (1)	(99)	(87)	(280)
Tax credits	(40)	(39)	(29)
Excess tax benefits from stock-based compensation	(6)	(3)	(8)
Goodwill impairment	-	-	316
Tax impact associated with the Tax Cuts and Jobs Act (2)	(16)	3	(1,526)
Other items	3	(1)	(16)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)
Effective tax rate	-6%	14%	-176%

(1)

Relates primarily to separate account dividends eligible for the dividends-received deduction. As a result of the Tax Cuts and Jobs Act (the “Tax Act”), the recorded tax benefit for the separate account dividends-received deduction was substantially less in 2019 and 2018 as compared to 2017.

(2)

As a result of the enactment of the Tax Act in 2017, we remeasured our existing deferred tax balances at the prevailing corporate federal income tax rate of 21% and recognized a $1.5 billion tax benefit.  In 2018, we recognized a $3 million net tax benefit from the impact of the reduced federal statutory rate under the Tax Act on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $16 million net tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2019	2018
Current	$255	$205
Deferred	(2,605)	(1,421)
Total federal income tax asset (liability)	$(2,350)	$(1,216)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2019	2018
Deferred Tax Assets
Future contract benefits and other contract holder funds	$527	$549
Reinsurance related embedded derivative liability	79	-
Compensation and benefit plans	135	120
Intangibles	26	40
Net operating losses	216	264
Other	14	59
Total deferred tax assets	$997	$1,032
Deferred Tax Liabilities
DAC	$854	$1,380
VOBA	191	302
Net unrealized gain on fixed maturity AFS securities	2,216	333
Net unrealized gain on trading securities	70	25
Investment activity	154	334
Reinsurance related embedded derivative asset	-	39
Deferred gain on business sold through reinsurance	4	34
Other	113	6
Total deferred tax liabilities	$3,602	$2,453
Net deferred tax asset (liability)	$(2,605)	$(1,421)

As of December 31, 2019, we have $1.0 billion of net operating losses to carry forward to future years.  The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period.  As a result, management believes that it is more

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likely than not that the deferred tax asset associated with the loss carryforwards will be realized.  Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2019, and 2018, $41 million and $12 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$12	$11
Increases for prior year tax positions	29	-
Increases for current year tax positions	-	1
Balance as of end-of-year	$41	$12

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2019, 2018 and 2017, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2019 and 2018.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2016 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$9,509	$7,909	$8,269
Business acquired (sold) through reinsurance	-	(246)	-
Business recaptured through reinsurance	59	-	-
Deferrals	1,900	1,596	1,345
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(913)	(922)
Unlocking	(471)	(115)	61
Adjustment related to realized (gains) losses	(43)	(42)	(55)
Adjustment related to unrealized (gains) losses	(2,614)	1,320	(789)
Balance as of end-of-year	$7,418	$9,509	$7,909

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Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$799	$499	$874
Business acquired (sold) through reinsurance	-	(11)	-
Business acquired	-	30	-
Deferrals	6	7	7
Amortization:
Amortization, excluding unlocking	(115)	(127)	(105)
Unlocking	143	(60)	(48)
Accretion of interest (1)	45	48	52
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(550)	415	(280)
Balance as of end-of-year	$327	$799	$499

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2019, was as follows:

2020	$72
2021	66
2022	67
2023	65
2024	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$298	$287	$293
Business acquired (sold) through reinsurance	-	(21)	-
Deferrals	26	48	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(28)	(30)
Unlocking	(3)	-	(4)
Adjustment related to realized (gains) losses	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	(10)	13	1
Balance as of end-of-year	$281	$298	$287

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$2,763	$1,429	$1,855
Business recaptured through reinsurance	5	-	-
Deferrals	1,092	874	753
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(533)	(474)	(383)
Unlocking	(426)	(52)	(3)
Adjustment related to realized (gains) losses	(11)	(19)	(18)
Adjustment related to unrealized (gains) losses	(2,244)	1,005	(775)
Balance as of end-of-year	$646	$2,763	$1,429

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9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2019	2018	2017
Direct insurance premiums and fee income	$13,347	$11,882	$10,103
Reinsurance assumed	97	96	101
Reinsurance ceded	(1,920)	(1,883)	(1,817)
Total insurance premiums and fee income	$11,524	$10,095	$8,387

Direct insurance benefits	$9,482	$8,513	$6,669
Reinsurance recoveries netted against benefits	(1,897)	(2,369)	(1,851)
Total benefits	$7,585	$6,144	$4,818

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  Reinsurance does not discharge us from our primary obligation to contract holders for losses insured under the policies we issue.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2019, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2019.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.2 billion and $19.8 billion as of December 31, 2019 and 2018, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.8 billion and $12.1 billion as of December 31, 2019 and 2018, respectively.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.7 billion and $13.7 billion as of December 31, 2019 and 2018, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.3 billion and $1.5 billion as of December 31, 2019 and 2018, respectively.  Swiss Re has funded a trust, with a balance of $2.7 billion as of December 31, 2019, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2019, included $164 million and $31 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.4 billion and $2.5 billion as of December 31, 2019 and 2018, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.3 billion as of December 31, 2019.

Some portions of our annuity business have been reinsured on a Modco basis with other companies.  In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.  Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $6.6 billion and $7.5 billion as of December 31, 2019 and 2018, respectively, within other assets on our Consolidated Balance Sheets.  We held investments of $6.9 billion as of December 31, 2019, in support of reserves associated with the transaction in a Modco investment portfolio.  As of December 31, 2019, the portfolio included trading securities, fixed maturity AFS securities, commercial mortgage loans, derivative investments, other investments, cash, accrued investment income and equity securities that had carrying values of $3.5 billion, $2.3 billion, $698 million, $130 million, $94 million, $62 million, $57 million and $14 million, respectively.   In addition, the portfolio was supported by $201 million of over-collateralization and a $200 million letter of credit as of December 31, 2019. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $30 million and $8 million of the gain during 2019 and 2018, respectively.

In repositioning the Modco investment portfolio, purchases of securities classified as trading during 2019 primarily resulted in negative cash flows from operating activities that were largely offset by sales of securities classified as fixed maturity AFS within investing activities in our Consolidated Statements of Cash Flows.

See Note 6 for information on reinsurance related embedded derivatives.

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10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2019 and 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit. Our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

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The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2019		As of December 31, 2018
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	55	100	51
Group Protection:
VOCRA	576	25	576	5
VODA	31	2	31	-
Insurance licenses (1)	3	-	3	-
Total	$715	$82	$715	$56

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2019, was as follows:

2020	$37
2021	37
2022	37
2023	37
2024	37
Thereafter	440

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11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2019 (1)	2018 (1)
Return of Net Deposits
Total account value	$101,601	$89,783
Net amount at risk (2)	71	1,002
Average attained age of contract holders	65 years	65 years

Minimum Return
Total account value	$92	$88
Net amount at risk (2)	13	18
Average attained age of contract holders	77 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$25,763	$23,365
Net amount at risk (2)	384	2,007
Average attained age of contract holders	71 years	71 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$161	$100	$110
Changes in reserves	(24)	77	8
Benefits paid	(20)	(16)	(18)
Balance as of end-of-year	$117	$161	$100

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2019	2018
Asset Type
Domestic equity	$64,093	$54,060
International equity	19,852	18,359
Fixed income	41,405	37,942
Total	$125,350	$110,361

Percent of total variable annuity separate account values	98%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 35% and 33% of total life insurance in-force reserves as of December 31, 2019 and 2018, respectively.  UL and VUL products with secondary guarantees represented 27%, 36% and 27% of total life insurance sales for the years ended December 31, 2019, 2018 and 2017, respectively.

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12.  Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets.  Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$5,335	$2,222	$2,242
Reinsurance recoverable	143	57	69
Net balance as of beginning-of-year	5,192	2,165	2,173
Business acquired (1)	-	2,842	-
Incurred related to:
Current year	3,193	2,531	1,346
Prior years:
Interest	151	120	69
All other incurred (2)	(308)	(208)	(76)
Total incurred	3,036	2,443	1,339
Paid related to:
Current year	(1,518)	(1,197)	(798)
Prior years	(1,310)	(1,061)	(549)
Total paid	(2,828)	(2,258)	(1,347)
Net balance as of end-of-year	5,400	5,192	2,165
Reinsurance recoverable	152	143	57
Balance as of end-of-year	$5,552	$5,335	$2,222

(1)	Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims.  Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.  Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

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13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2019	2018
Short-Term Debt
Short-term debt (1)	$609	$288

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	613	600
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	284	312
4.225% surplus note, due 2037	28	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,414	$2,401

(1)	The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2019, were as follows:

2020	$-
2021	-
2022	-
2023	-
2024	50
Thereafter	2,364
Total	$2,414

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2019, was $613 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

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On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2019, was $284 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2019
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$340
LOC facility (1)	August 26, 2031	990	965
LOC facility (1)	October 1, 2031	982	982
Total		$4,222	$2,287

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks.  This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion.  The credit facility is unsecured and has a commitment termination date of July 31, 2024.  The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

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The credit agreement governing the credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

•

Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

•	A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and
•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2019, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2019, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2019.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation,

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no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2019, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million.  Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety.  In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the vigorous defense of this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost

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of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Commitments

Leases

We recognized operating lease ROU assets of $202 million and associated lease liabilities of $208 million as of December 31, 2019.   We classified the operating lease ROU assets within other assets and the lease liabilities within other liabilities on our Consolidated Balance Sheets.  The weighted-average discount rate and remaining lease term were 3.2% and 6 years, respectively, as of December 31, 2019.  Operating lease expense for the years ended December 31, 2019, 2018 and 2017, was $46 million,  $43 million and $36 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2019, the net book value of assets recorded as finance leases was $128 million, and the associated accumulated amortization was $345 million.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  The weighted-average discount rate and remaining lease term were 2.2% and 2 years, respectively, as of December 31, 2019.

Finance lease expense (in millions) was as follows:

For the Year Ended
December 31,
2019

Amortization of ROU assets (1)	$67
Interest on lease liabilities (2)	13
Total	$80

(1)	Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

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The table below presents cash flow information (in millions) related to leases:

For the Year Ended
December 31,
2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47
Financing cash flows from finance leases	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2019, were as follows:

	Operating	Finance
	Leases	Leases
2020	$44	$56
2021	40	66
2022	35	66
2023	32	90
2024	26	17
Thereafter	65	12
Total future minimum lease payments	242	307
Less: Amount representing interest	34	26
Present value of minimum lease payments	$208	$281

As of December 31, 2019, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2019, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(13) million and $(18) million as of December 31, 2019 and 2018, respectively.

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15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$536	$3,283	$1,687
Cumulative effect from adoption of new accounting standards	-	634	-
Unrealized holding gains (losses) arising during the year	8,856	(5,995)	2,872
Change in foreign currency exchange rate adjustment	46	(107)	134
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(2,460)	1,748	(703)
Income tax benefit (expense)	(1,370)	923	(745)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(26)	(44)	(40)
Associated amortization of DAC, VOBA, DSI and DFEL	(11)	(19)	(19)
Income tax benefit (expense)	8	13	21
Balance as of end-of-year	$5,637	$536	$3,283
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$29	$39	$22
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	9	-
Gross OTTI recognized in OCI during the year	(14)	-	-
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	3	-	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	30	(18)	34
Change in DAC, VOBA, DSI and DFEL	(2)	(5)	(7)
Income tax benefit (expense)	(7)	4	(10)
Balance as of end-of-year	$40	$29	$39
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Cumulative effect from adoption of new accounting standard	-	6	-
Unrealized holding gains (losses) arising during the year	181	40	63
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	47	31	31
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(25)	$(22)	$(20)
Cumulative effect from adoption of new accounting standard	-	(5)	-
Adjustment arising during the year	4	3	(4)
Income tax benefit (expense)	(1)	(1)	2
Balance as of end-of-year	$(22)	$(25)	$(22)

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The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(26)	$(44)	$(40)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(11)	(19)	(19)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(37)	(63)	(59)	operations before taxes
Income tax benefit (expense)	8	13	21	Federal income tax expense (benefit)
Reclassification, net of income tax	$(29)	$(50)	$(38)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$4	$7	$5	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	7	4	operations before taxes
Income tax benefit (expense)	(1)	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$6	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$4	$4	Net investment income
Foreign currency contracts	35	27	18	Net investment income
Foreign currency contracts	9	-	9	Total realized gain (loss)
Total gross reclassifications	47	31	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(3)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	45	28	29	operations before taxes
Income tax benefit (expense)	(9)	(6)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$36	$22	$19	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Commissions	$2,566	$2,271	$1,998
General and administrative expenses	2,152	1,910	1,715
Expenses associated with reserve financing and unrelated LOCs	52	64	57
DAC and VOBA deferrals and interest, net of amortization	(586)	(436)	(390)
Broker-dealer expenses	372	358	329
Specifically identifiable intangible asset amortization	26	9	4
Taxes, licenses and fees	353	322	254
Acquisition and integration costs related to mergers and acquisitions	130	85	-
Total	$5,065	$4,583	$3,967

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17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions but elected to contribute zero and $8 million for the years ended December 31, 2019 and 2018, respectively.  We do not expect to be required to make any contributions to these pension plans in 2020.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6  million, $6 million and $5 million during 2019, 2018 and 2017, respectively.  In 2020, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2019	2018	2019	2018

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$109	$107	$9	$8
Projected benefit obligation	115	112	10	10
Funded status	$(6)	$(5)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(6)	(5)	(1)	(2)
Net amount recognized	$(6)	$(5)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	4.50%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2019, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2019	2018

Fixed maturity securities:
Corporate bonds	$-	$1
U.S. government bonds	83	87
Cash and invested cash	26	19
Other investments	9	8
Total	$118	$115

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was  $10 million, $(4) million and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively.

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Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $101  million, $90 million and $85 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $22 million, $12 million and $27 million for the years ended December 31, 2019, 2018 and 2017, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2019	2018
Total liabilities (1)	$579	$487
Investments dedicated to fund liabilities (2)	202	170

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Stock options	$8	$5	$9
Performance shares	16	14	12
SARs	-	(1)	2
RSUs	35	30	24
Total	$59	$48	$47

Recognized tax benefit	$12	$10	$16

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

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Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2019	2018
U.S. capital and surplus	$8,425	$8,330

	For the Years Ended December 31,
	2019	2018	2017
U.S. net gain (loss) from operations, after-tax	$379	$686	$1,312
U.S. net income (loss)	359	1,013	1,452
U.S. dividends to LNC holding company	600	910	954

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life.  See Note 3 for information regarding the acquisition.

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of the acquisition of Liberty Life and unfavorable reserve strain on certain products.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2019 and 2018.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2019.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2019.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2019	2018
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$24	$36
Conservative valuation rate on certain annuities	(49)	(55)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,947	1,959
LLC notes and variable value surplus notes	1,648	1,634
Excess of loss reinsurance treaties	419	330

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC

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requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2019, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends to LNC of approximately $815 million in 2020 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

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20.    Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$103,773	$103,773	$92,787	$92,787
Trading securities	4,602	4,602	1,869	1,869
Equity securities	103	103	99	99
Mortgage loans on real estate	16,244	16,774	13,190	13,020
Derivative investments (1)	1,911	1,911	1,081	1,081
Other investments	2,554	2,554	1,951	1,951
Cash and invested cash	1,879	1,879	1,848	1,848
Reinsurance related embedded derivatives	-	-	188	188
Other assets:
GLB direct embedded derivatives	450	450	123	123
GLB ceded embedded derivatives	60	60	72	72
Indexed annuity ceded embedded derivatives	927	927	902	902
Separate account assets	153,571	153,571	132,833	132,833

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2,585)	(2,585)	(1,305)	(1,305)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,900)	(1,900)	(542)	(542)
Account values of certain investment contracts	(38,606)	(46,781)	(34,500)	(36,321)
Short-term debt	(609)	(609)	(288)	(288)
Long-term debt	(2,414)	(2,714)	(2,401)	(2,519)
Reinsurance related embedded derivatives	(375)	(375)	-	-
Other liabilities:
Derivative liabilities (1)	(238)	(238)	(226)	(226)
GLB ceded embedded derivatives	(510)	(510)	(196)	(196)
Benefit Plans’ Assets (2)	118	118	115	115

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

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Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments.  The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value.  The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2019 and 2018, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2019 or 2018, and we noted no changes in our valuation methodologies between these periods.

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The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

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	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
U.S. government bonds	368	18	-	386
State and municipal bonds	-	5,184	-	5,184
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
ABS	-	2,544	134	2,678
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

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	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

69

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
ABS	101	-	-	124	(108)	117
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

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The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

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	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
ABS	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Derivative investments	$168	$90	$(266)
Embedded derivatives:
Indexed annuity and IUL contracts	(97)	(38)	(14)
Other assets – GLB direct and ceded	1,015	(75)	1,904
Other liabilities – GLB direct and ceded	(1,015)	75	(1,904)
Total, net (1)	$71	$52	$(280)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

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	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
ABS	44	(152)	(108)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2019, 2018 and 2017, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2019:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,996	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	6.4%
Foreign government bonds	52	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.5%
ABS	22	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	1.4%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.2%
Other assets:
GLB direct and ceded
embedded derivatives	510	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Indexed annuity ceded
embedded derivatives	927	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(2,585)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(510)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

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From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

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▪

Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”); and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Operating revenues:
Annuities	$4,240	$4,025	$4,034
Retirement Plan Services	1,186	1,164	1,152
Life Insurance	6,999	6,489	6,128
Group Protection	4,587	3,756	2,200
Other Operations	199	209	263
Excluded realized gain (loss), pre-tax	(1,019)	(285)	(630)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	-	1
Total revenues	$16,192	$15,358	$13,148

	For the Years Ended December 31,
	2019	2018	2017
Net Income (Loss)
Income (loss) from operations:
Annuities	$987	$1,122	$1,072
Retirement Plan Services	162	160	142
Life Insurance	267	530	522
Group Protection	237	186	103
Other Operations	(148)	(130)	(30)
Excluded realized gain (loss), after-tax	(804)	(225)	(409)
Gain (loss) on early extinguishment of debt, after-tax	-	-	(3)
Net impact from the Tax Cuts and Jobs Act	16	(3)	1,526
Impairment of intangibles, after-tax	-	-	(905)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(103)	(67)	-
Net income (loss)	$614	$1,573	$2,018

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Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Net Investment Income
Annuities	$1,070	$947	$982
Retirement Plan Services	917	892	893
Life Insurance	2,494	2,546	2,496
Group Protection	306	259	167
Other Operations	175	200	222
Total net investment income	$4,962	$4,844	$4,760

	For the Years Ended December 31,
	2019	2018	2017
Amortization of DAC and VOBA, Net of Interest
Annuities	$427	$347	$402
Retirement Plan Services	25	27	26
Life Insurance	757	701	455
Group Protection	111	92	79
Total amortization of DAC and VOBA, net of interest	$1,320	$1,167	$962

	For the Years Ended December 31,
	2019	2018	2017
Federal Income Tax Expense (Benefit)
Annuities	$148	$187	$198
Retirement Plan Services	21	28	50
Life Insurance	50	116	236
Group Protection	63	50	55
Other Operations	(61)	(48)	(78)
Excluded realized gain (loss)	(215)	(61)	(220)
Gain (loss) on early extinguishment of debt	-	-	(2)
Net impact from the Tax Cuts and Jobs Act	(16)	3	(1,526)
Acquisition and integration costs related to
mergers and acquisitions	(27)	(18)	-
Total federal income tax expense (benefit)	$(37)	$257	$(1,287)

	As of December 31,
	2019	2018
Assets
Annuities	$166,639	$145,462
Retirement Plan Services	40,190	35,742
Life Insurance	93,327	82,153
Group Protection	9,468	8,495
Other Operations	26,392	27,293
Total assets	$336,016	$299,145

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22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Interest paid	$152	$154	$123
Income taxes paid (received)	245	192	215
Significant non-cash investing and financing transactions:
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	(150)	-	-
Acquisition of note receivable from affiliate	392	31	74
Investments received in financing transactions	-	263	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	40	58	109
Carrying value of liability	(40)	(58)	(109)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

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24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2019	2018
Assets with affiliates:
Inter-company notes	$1,557	$1,512	Fixed maturity AFS securities
Ceded reinsurance contracts	(115)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	6	11	Accrued investment income
Ceded reinsurance contracts	2,473	2,574	Reinsurance recoverables
Ceded reinsurance contracts	-	191	Reinsurance related embedded derivatives
Ceded reinsurance contracts	228	235	Other assets
Cash management agreement	1,227	112	Other assets
Service agreement receivable	6	5	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	29	Future contract benefits
Assumed reinsurance contracts	390	400	Other contract holder funds
Ceded reinsurance contracts	(38)	(46)	Other contract holder funds
Inter-company short-term debt	609	288	Short-term debt
Inter-company long-term debt	2,414	2,401	Long-term debt
Ceded reinsurance contracts	46	-	Reinsurance related embedded derivatives
Ceded reinsurance contracts	3,757	3,120	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	497	325	Other liabilities
Accrued inter-company interest payable	5	13	Other liabilities
Service agreement payable	22	56	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019		2018	2017
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$
reinsurance contracts		(407)	$(404)	$(393)	Insurance premiums
Fees for management of general account		(133)	(106)	(100)	Net investment income
Net investment income on ceded funds withheld treaties		(139)	(123)	(84)	Net investment income
Net investment income on inter-company notes		53	49	42	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives		(305)	709	(1,055)	Realized gain (loss)
Other gains (losses)		(301)	237	(150)	Realized gain (loss)
Reinsurance related settlements		472	(1,189)	951	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts		(4)	(5)	(5)	Amortization of deferred gain
					on business sold through
					reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts		60	57	67	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance		(254)	(610)	(299)	Benefits
Ceded reinsurance contracts		(19)	(8)	(12)	Commissions and other
					expenses
Service agreement payments		15	3	3	Commissions and other
					expenses
Interest expense on inter-company debt		130	126	120	Interest and debt expense

79

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2019.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $115 million and $1.2 billion as of December 31, 2019 and 2018, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

80

Lincoln National Variable Annuity Account H

Lincoln National Variable Annuity Account H

Statements of assets and liabilities

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
American Funds Asset Allocation Fund - Class 1	$341,845,545	$341,845,545	$341,845,545
American Funds Asset Allocation Fund - Class 2	2,715,943,998	2,715,943,998	2,715,943,998
American Funds Asset Allocation Fund - Class 4	132,562,359	132,562,359	132,562,359
American Funds Blue Chip Income and Growth Fund - Class 1	103,205,097	103,205,097	103,205,097
American Funds Blue Chip Income and Growth Fund - Class 2	2,418,177,154	2,418,177,154	2,418,177,154
American Funds Blue Chip Income and Growth Fund - Class 4	75,596,880	75,596,880	75,596,880
American Funds Bond Fund - Class 1	118,510,598	118,510,598	118,510,598
American Funds Bond Fund - Class 2	2,250,509,050	2,250,509,050	2,250,509,050
American Funds Bond Fund - Class 4	151,813,590	151,813,590	151,813,590
American Funds Capital Income Builder® - Class 4	200,286,417	200,286,417	200,286,417
American Funds Global Balanced Fund - Class 2	199,157,328	199,157,328	199,157,328
American Funds Global Balanced Fund - Class 4	25,348,331	25,348,331	25,348,331
American Funds Global Bond Fund - Class 1	28,370,213	28,370,213	28,370,213
American Funds Global Bond Fund - Class 2	873,052,661	873,052,661	873,052,661
American Funds Global Bond Fund - Class 4	6,314,869	6,314,869	6,314,869
American Funds Global Growth and Income Fund - Class 1	52,678,647	52,678,647	52,678,647
American Funds Global Growth and Income Fund - Class 2	1,113,212,253	1,113,212,253	1,113,212,253
American Funds Global Growth and Income Fund - Class 4	37,481,425	37,481,425	37,481,425
American Funds Global Growth Fund - Class 1	97,129,104	97,129,104	97,129,104
American Funds Global Growth Fund - Class 2	1,528,213,431	1,528,213,431	1,528,213,431
American Funds Global Growth Fund - Class 4	54,454,627	54,454,627	54,454,627
American Funds Global Growth PortfolioSM - Class 4	49,912,224	49,912,224	49,912,224
American Funds Global Small Capitalization Fund - Class 1	64,928,914	64,928,914	64,928,914
American Funds Global Small Capitalization Fund - Class 2	737,706,894	737,706,894	737,706,894
American Funds Global Small Capitalization Fund - Class 4	16,858,620	16,858,620	16,858,620
American Funds Growth and Income PortfolioSM - Class 4	245,232,213	245,232,213	245,232,213
American Funds Growth Fund - Class 1	1,353,748,437	1,353,748,437	1,353,748,437
American Funds Growth Fund - Class 2	5,136,966,342	5,136,966,342	5,136,966,342
American Funds Growth Fund - Class 4	216,916,548	216,916,548	216,916,548
American Funds Growth-Income Fund - Class 1	1,243,466,360	1,243,466,360	1,243,466,360
American Funds Growth-Income Fund - Class 2	4,901,884,380	4,901,884,380	4,901,884,380
American Funds Growth-Income Fund - Class 4	148,952,126	148,952,126	148,952,126
American Funds High-Income Bond Fund - Class 1	73,263,039	73,263,039	73,263,039
American Funds High-Income Bond Fund - Class 2	636,270,873	636,270,873	636,270,873
American Funds High-Income Bond Fund - Class 4	12,275,692	12,275,692	12,275,692
American Funds International Fund - Class 1	373,236,829	373,236,829	373,236,829
American Funds International Fund - Class 2	1,376,833,627	1,376,833,627	1,376,833,627
American Funds International Fund - Class 4	41,458,818	41,458,818	41,458,818
American Funds International Growth and Income Fund - Class 1	12,821,548	12,821,548	12,821,548
American Funds International Growth and Income Fund - Class 2	205,220,520	205,220,520	205,220,520
American Funds International Growth and Income Fund - Class 4	18,058,230	18,058,230	18,058,230
American Funds Managed Risk Asset Allocation Fund - Class P2	878,922,297	878,922,297	878,922,297
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	325,313,408	325,313,408	325,313,408
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	406,576,160	406,576,160	406,576,160
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	1,244,653,251	1,244,653,251	1,244,653,251
American Funds Managed Risk Growth Fund - Class P2	394,986,728	394,986,728	394,986,728
American Funds Managed Risk Growth PortfolioSM - Class P2	1,422,444,488	1,422,444,488	1,422,444,488
American Funds Managed Risk Growth-Income Fund - Class P2	253,622,901	253,622,901	253,622,901
American Funds Managed Risk International Fund - Class P2	150,491,382	150,491,382	150,491,382
American Funds Mortgage Fund - Class 2	54,293,545	54,293,545	54,293,545
American Funds Mortgage Fund - Class 4	13,705,000	13,705,000	13,705,000
American Funds New World Fund® - Class 1	40,851,827	40,851,827	40,851,827
American Funds New World Fund® - Class 2	628,881,027	628,881,027	628,881,027
American Funds New World Fund® - Class 4	12,550,826	12,550,826	12,550,826
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	80,763,935	80,763,935	80,763,935
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	1,229,290,154	1,229,290,154	1,229,290,154
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	43,881,552	43,881,552	43,881,552
American Funds Ultra-Short Bond Fund - Class 1	20,478,366	20,478,366	20,478,366
American Funds Ultra-Short Bond Fund - Class 2	215,697,856	215,697,856	215,697,856
American Funds Ultra-Short Bond Fund - Class 4	10,737,027	10,737,027	10,737,027
LVIP American Balanced Allocation Fund - Service Class	769,051,528	769,051,528	769,051,528

See accompanying notes.

Lincoln National Variable Annuity Account H

Statements of assets and liabilities (continued)

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
LVIP American Balanced Allocation Fund - Standard Class	$26,722,473	$26,722,473	$26,722,473
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,658,666,509	1,658,666,509	1,658,666,509
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	3,295,352,423	3,295,352,423	3,295,352,423
LVIP American Growth Allocation Fund - Service Class	784,792,101	784,792,101	784,792,101
LVIP American Growth Allocation Fund - Standard Class	12,830,365	12,830,365	12,830,365
LVIP American Income Allocation Fund - Service Class	189,594,052	189,594,052	189,594,052
LVIP American Income Allocation Fund - Standard Class	10,157,327	10,157,327	10,157,327
LVIP American Preservation Fund - Service Class	624,717,183	624,717,183	624,717,183

See accompanying notes.

Lincoln National Variable Annuity Account H

Statements of operations

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
American Funds Asset Allocation Fund - Class 1	$7,023,092	$(4,782,910)	$2,240,182	$14,379,251	$16,967,052
American Funds Asset Allocation Fund - Class 2	49,875,281	(37,813,969)	12,061,312	69,742,270	135,199,400
American Funds Asset Allocation Fund - Class 4	2,048,348	(1,676,628)	371,720	(13,726)	5,425,893
American Funds Blue Chip Income and Growth Fund - Class 1	2,210,586	(1,447,427)	763,159	1,563,367	7,828,385
American Funds Blue Chip Income and Growth Fund - Class 2	47,047,988	(33,984,975)	13,063,013	40,156,007	186,981,273
American Funds Blue Chip Income and Growth Fund - Class 4	1,283,785	(878,993)	404,792	(507,498)	4,516,315
American Funds Bond Fund - Class 1	3,284,483	(1,743,185)	1,541,298	420,333	—
American Funds Bond Fund - Class 2	57,620,495	(33,614,510)	24,005,985	4,265,600	—
American Funds Bond Fund - Class 4	3,315,245	(1,693,037)	1,622,208	228,485	—
American Funds Capital Income Builder® - Class 4	4,843,768	(2,554,009)	2,289,759	609,869	—
American Funds Global Balanced Fund - Class 2	2,426,965	(2,895,772)	(468,807)	3,966,802	5,280,136
American Funds Global Balanced Fund - Class 4	257,184	(331,507)	(74,323)	55,991	673,614
American Funds Global Bond Fund - Class 1	525,308	(464,329)	60,979	100,509	—
American Funds Global Bond Fund - Class 2	13,880,506	(13,808,826)	71,680	1,960,047	—
American Funds Global Bond Fund - Class 4	80,455	(62,485)	17,970	11,540	—
American Funds Global Growth and Income Fund - Class 1	1,064,298	(729,336)	334,962	1,870,693	2,511,263
American Funds Global Growth and Income Fund - Class 2	20,028,452	(15,954,675)	4,073,777	45,258,616	54,455,597
American Funds Global Growth and Income Fund - Class 4	580,585	(413,173)	167,412	(39,533)	1,386,916
American Funds Global Growth Fund - Class 1	1,206,722	(1,311,935)	(105,213)	4,204,412	5,044,330
American Funds Global Growth Fund - Class 2	15,785,350	(21,506,833)	(5,721,483)	53,362,972	81,266,211
American Funds Global Growth Fund - Class 4	440,839	(624,483)	(183,644)	(23,626)	2,205,671
American Funds Global Growth PortfolioSM - Class 4	314,404	(657,819)	(343,415)	749,744	1,841,069
American Funds Global Small Capitalization Fund - Class 1	242,677	(872,977)	(630,300)	1,484,106	3,892,979
American Funds Global Small Capitalization Fund - Class 2	1,098,601	(10,410,550)	(9,311,949)	16,090,118	45,332,872
American Funds Global Small Capitalization Fund - Class 4	1,083	(168,678)	(167,595)	(11,289)	814,806
American Funds Growth and Income PortfolioSM - Class 4	3,483,312	(3,323,366)	159,946	1,880,958	5,096,496
American Funds Growth Fund - Class 1	12,475,186	(17,847,457)	(5,372,271)	40,369,127	134,441,237
American Funds Growth Fund - Class 2	36,071,848	(74,122,736)	(38,050,888)	139,685,258	521,450,142
American Funds Growth Fund - Class 4	1,039,342	(2,420,777)	(1,381,435)	(226,233)	16,790,144
American Funds Growth-Income Fund - Class 1	22,381,742	(16,976,211)	5,405,531	40,123,561	121,312,363
American Funds Growth-Income Fund - Class 2	77,785,442	(68,402,927)	9,382,515	111,567,094	484,016,372
American Funds Growth-Income Fund - Class 4	1,965,686	(1,668,575)	297,111	(270,072)	11,099,988
American Funds High-Income Bond Fund - Class 1	4,731,193	(1,073,246)	3,657,947	(1,222,096)	—
American Funds High-Income Bond Fund - Class 2	39,791,461	(9,479,587)	30,311,874	(7,129,250)	—
American Funds High-Income Bond Fund - Class 4	637,149	(140,267)	496,882	(16,169)	—
American Funds International Fund - Class 1	6,016,725	(5,100,340)	916,385	7,859,326	9,316,816
American Funds International Fund - Class 2	19,052,719	(20,713,656)	(1,660,937)	16,678,499	34,302,473
American Funds International Fund - Class 4	475,292	(498,114)	(22,822)	(121,795)	842,809
American Funds International Growth and Income Fund - Class 1	334,610	(185,021)	149,589	197,146	144,321
American Funds International Growth and Income Fund - Class 2	4,862,524	(2,920,624)	1,941,900	3,440,916	2,261,275
American Funds International Growth and Income Fund - Class 4	376,677	(209,284)	167,393	(4,454)	161,532
American Funds Managed Risk Asset Allocation Fund - Class P2	19,384,400	(13,997,516)	5,386,884	6,150,928	35,573,943
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	4,969,557	(5,170,129)	(200,572)	(469,238)	15,888,843
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	4,628,067	(5,063,216)	(435,149)	1,852,726	10,781,871
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	17,640,229	(15,375,196)	2,265,033	5,587,511	36,167,785
American Funds Managed Risk Growth Fund - Class P2	3,034,289	(5,694,259)	(2,659,970)	3,670,554	24,043,240
American Funds Managed Risk Growth PortfolioSM - Class P2	14,955,226	(17,305,740)	(2,350,514)	5,333,566	49,800,773
American Funds Managed Risk Growth-Income Fund - Class P2	858,116	(3,724,694)	(2,866,578)	2,383,271	2,149,708
American Funds Managed Risk International Fund - Class P2	2,435,312	(2,381,833)	53,479	357,150	4,640,774
American Funds Mortgage Fund - Class 2	1,308,000	(895,955)	412,045	38,804	—
American Funds Mortgage Fund - Class 4	292,266	(169,783)	122,483	18,951	—
American Funds New World Fund® - Class 1	457,383	(569,959)	(112,576)	1,114,863	1,494,109
American Funds New World Fund® - Class 2	5,661,167	(9,282,771)	(3,621,604)	15,145,053	23,356,850
American Funds New World Fund® - Class 4	83,882	(123,717)	(39,835)	(20,789)	384,382
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	1,840,074	(1,223,534)	616,540	371,541	—
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	24,679,643	(19,356,002)	5,323,641	(1,521,863)	—
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	748,292	(549,907)	198,385	131,288	—

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Asset Allocation Fund - Class 1	$—	$31,346,303	$27,196,805	$60,783,290
American Funds Asset Allocation Fund - Class 2	13	204,941,683	254,018,729	471,021,724
American Funds Asset Allocation Fund - Class 4	—	5,412,167	12,589,527	18,373,414
American Funds Blue Chip Income and Growth Fund - Class 1	—	9,391,752	7,878,914	18,033,825
American Funds Blue Chip Income and Growth Fund - Class 2	8	227,137,288	180,386,991	420,587,292
American Funds Blue Chip Income and Growth Fund - Class 4	—	4,008,817	5,545,656	9,959,265
American Funds Bond Fund - Class 1	1	420,334	7,146,586	9,108,218
American Funds Bond Fund - Class 2	17	4,265,617	141,242,039	169,513,641
American Funds Bond Fund - Class 4	—	228,485	5,895,673	7,746,366
American Funds Capital Income Builder® - Class 4	1	609,870	23,575,710	26,475,339
American Funds Global Balanced Fund - Class 2	4	9,246,942	23,606,903	32,385,038
American Funds Global Balanced Fund - Class 4	—	729,605	2,890,411	3,545,693
American Funds Global Bond Fund - Class 1	1	100,510	1,678,236	1,839,725
American Funds Global Bond Fund - Class 2	14	1,960,061	51,307,181	53,338,922
American Funds Global Bond Fund - Class 4	—	11,540	284,607	314,117
American Funds Global Growth and Income Fund - Class 1	1	4,381,957	8,159,406	12,876,325
American Funds Global Growth and Income Fund - Class 2	7	99,714,220	171,312,348	275,100,345
American Funds Global Growth and Income Fund - Class 4	—	1,347,383	5,361,195	6,875,990
American Funds Global Growth Fund - Class 1	—	9,248,742	17,517,196	26,660,725
American Funds Global Growth Fund - Class 2	10	134,629,193	287,507,731	416,415,441
American Funds Global Growth Fund - Class 4	—	2,182,045	9,035,292	11,033,693
American Funds Global Growth PortfolioSM - Class 4	(1)	2,590,812	8,313,166	10,560,563
American Funds Global Small Capitalization Fund - Class 1	1	5,377,086	11,191,771	15,938,557
American Funds Global Small Capitalization Fund - Class 2	5	61,422,995	130,353,839	182,464,885
American Funds Global Small Capitalization Fund - Class 4	—	803,517	2,657,050	3,292,972
American Funds Growth and Income PortfolioSM - Class 4	—	6,977,454	24,983,870	32,121,270
American Funds Growth Fund - Class 1	—	174,810,364	158,279,438	327,717,531
American Funds Growth Fund - Class 2	13	661,135,413	619,319,449	1,242,403,974
American Funds Growth Fund - Class 4	—	16,563,911	23,798,978	38,981,454
American Funds Growth-Income Fund - Class 1	1	161,435,925	99,516,853	266,358,309
American Funds Growth-Income Fund - Class 2	15	595,583,481	427,900,879	1,032,866,875
American Funds Growth-Income Fund - Class 4	—	10,829,916	11,599,990	22,727,017
American Funds High-Income Bond Fund - Class 1	(1)	(1,222,097)	5,768,831	8,204,681
American Funds High-Income Bond Fund - Class 2	5	(7,129,245)	43,649,214	66,831,843
American Funds High-Income Bond Fund - Class 4	—	(16,169)	396,871	877,584
American Funds International Fund - Class 1	1	17,176,143	52,802,339	70,894,867
American Funds International Fund - Class 2	9	50,980,981	208,386,332	257,706,376
American Funds International Fund - Class 4	—	721,014	5,311,379	6,009,571
American Funds International Growth and Income Fund - Class 1	—	341,467	1,890,550	2,381,606
American Funds International Growth and Income Fund - Class 2	2	5,702,193	30,578,273	38,222,366
American Funds International Growth and Income Fund - Class 4	—	157,078	2,273,201	2,597,672
American Funds Managed Risk Asset Allocation Fund - Class P2	5	41,724,876	76,746,286	123,858,046
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	2	15,419,607	20,426,024	35,645,059
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	1	12,634,598	48,511,104	60,710,553
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	2	41,755,298	131,735,544	175,755,875
American Funds Managed Risk Growth Fund - Class P2	3	27,713,797	38,761,291	63,815,118
American Funds Managed Risk Growth PortfolioSM - Class P2	3	55,134,342	144,263,916	197,047,744
American Funds Managed Risk Growth-Income Fund - Class P2	2	4,532,981	34,117,106	35,783,509
American Funds Managed Risk International Fund - Class P2	7	4,997,931	16,020,363	21,071,773
American Funds Mortgage Fund - Class 2	2	38,806	1,389,980	1,840,831
American Funds Mortgage Fund - Class 4	—	18,951	208,329	349,763
American Funds New World Fund® - Class 1	—	2,608,972	7,086,404	9,582,800
American Funds New World Fund® - Class 2	8	38,501,911	111,338,478	146,218,785
American Funds New World Fund® - Class 4	—	363,593	2,036,560	2,360,318
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	2	371,543	2,538,487	3,526,570
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	10	(1,521,853)	41,541,845	45,343,633
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	—	131,288	743,633	1,073,306

Lincoln National Variable Annuity Account H

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
American Funds Ultra-Short Bond Fund - Class 1	$425,454	$(310,744)	$114,710	$46,139	$—
American Funds Ultra-Short Bond Fund - Class 2	3,838,897	(3,196,170)	642,727	597,610	—
American Funds Ultra-Short Bond Fund - Class 4	154,008	(118,148)	35,860	1,088	—
LVIP American Balanced Allocation Fund - Service Class	16,029,846	(12,082,848)	3,946,998	8,075,629	27,322,986
LVIP American Balanced Allocation Fund - Standard Class	646,903	(392,604)	254,299	172,176	948,413
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	34,939,474	(25,254,562)	9,684,912	15,763,490	97,321,945
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	53,931,023	(49,624,758)	4,306,265	33,799,374	259,650,023
LVIP American Growth Allocation Fund - Service Class	15,296,028	(12,334,992)	2,961,036	9,789,509	41,244,167
LVIP American Growth Allocation Fund - Standard Class	293,103	(236,553)	56,550	91,196	726,620
LVIP American Income Allocation Fund - Service Class	3,907,300	(2,905,951)	1,001,349	692,780	8,821,325
LVIP American Income Allocation Fund - Standard Class	237,691	(131,438)	106,253	17,703	453,596
LVIP American Preservation Fund - Service Class	11,620,244	(10,151,075)	1,469,169	610,659	—

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Ultra-Short Bond Fund - Class 1	$1	$46,140	$(49,105)	$111,745
American Funds Ultra-Short Bond Fund - Class 2	4	597,614	(920,030)	320,311
American Funds Ultra-Short Bond Fund - Class 4	—	1,088	(38,576)	(1,628)
LVIP American Balanced Allocation Fund - Service Class	6	35,398,621	67,044,309	106,389,928
LVIP American Balanced Allocation Fund - Standard Class	1	1,120,590	2,297,379	3,672,268
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	9	113,085,444	95,641,375	218,411,731
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	10	293,449,407	159,136,868	456,892,540
LVIP American Growth Allocation Fund - Service Class	3	51,033,679	68,102,081	122,096,796
LVIP American Growth Allocation Fund - Standard Class	—	817,816	1,247,423	2,121,789
LVIP American Income Allocation Fund - Service Class	3	9,514,108	10,256,824	20,772,281
LVIP American Income Allocation Fund - Standard Class	—	471,299	490,938	1,068,490
LVIP American Preservation Fund - Service Class	8	610,667	12,287,460	14,367,296

Lincoln National Variable Annuity Account H

Statements of changes in net assets

Years Ended December 31, 2018 and 2019

	Americn Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Asset Allocation Fund - Class 2 Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 2 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 4 Subaccount	American Funds Bond Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$385,041,933	$3,003,526,106	$54,410,106	$119,379,085	$2,785,998,752	$12,077,718	$128,740,096
Changes From Operations:
• Net investment income (loss)	1,505,234	4,969,913	121,250	698,043	10,637,678	310,737	1,316,601
• Net realized gain (loss) on investments	30,852,340	210,889,010	3,126,565	12,993,216	296,276,883	1,882,210	(55,410)
• Net change in unrealized appreciation or depreciation on investments	(51,661,726)	(374,751,506)	(9,103,471)	(23,873,267)	(549,957,430)	(6,690,146)	(3,795,955)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,304,152)	(158,892,583)	(5,855,656)	(10,182,008)	(243,042,869)	(4,497,199)	(2,534,764)
Changes From Unit Transactions:
• Net unit transactions	(42,486,742)	(316,226,290)	35,814,776	(14,191,414)	(311,958,762)	32,536,248	(11,199,591)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,486,742)	(316,226,290)	35,814,776	(14,191,414)	(311,958,762)	32,536,248	(11,199,591)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,790,894)	(475,118,873)	29,959,120	(24,373,422)	(555,001,631)	28,039,049	(13,734,355)
NET ASSETS AT DECEMBER 31, 2018	323,251,039	2,528,407,233	84,369,226	95,005,663	2,230,997,121	40,116,767	115,005,741
Changes From Operations:
• Net investment income (loss)	2,240,182	12,061,312	371,720	763,159	13,063,013	404,792	1,541,298
• Net realized gain (loss) on investments	31,346,303	204,941,683	5,412,167	9,391,752	227,137,288	4,008,817	420,334
• Net change in unrealized appreciation or depreciation on investments	27,196,805	254,018,729	12,589,527	7,878,914	180,386,991	5,545,656	7,146,586
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,783,290	471,021,724	18,373,414	18,033,825	420,587,292	9,959,265	9,108,218
Changes From Unit Transactions:
• Net unit transactions	(42,188,784)	(283,484,959)	29,819,719	(9,834,391)	(233,407,259)	25,520,848	(5,603,361)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,188,784)	(283,484,959)	29,819,719	(9,834,391)	(233,407,259)	25,520,848	(5,603,361)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,594,506	187,536,765	48,193,133	8,199,434	187,180,033	35,480,113	3,504,857
NET ASSETS AT DECEMBER 31, 2019	$341,845,545	$2,715,943,998	$132,562,359	$103,205,097	$2,418,177,154	$75,596,880	$118,510,598

See accompanying notes.

	American Funds Bond Fund - Class 2 Subaccount	American Funds Bond Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Global Balanced Fund - Class 2 Subaccount	American Funds Global Balanced Fund - Class 4 Subaccount	American Funds Global Bond Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,527,848,134	$23,008,408	$160,483,604	$202,747,084	$8,379,454	$35,238,623
Changes From Operations:
• Net investment income (loss)	20,690,128	894,373	2,146,577	(557,414)	(9,370)	221,027
• Net realized gain (loss) on investments	(6,955,051)	(26,742)	855,353	6,813,087	246,552	142,428
• Net change in unrealized appreciation or depreciation on investments	(70,768,595)	(1,241,110)	(17,513,298)	(20,881,245)	(1,646,963)	(1,269,681)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,033,518)	(373,479)	(14,511,368)	(14,625,572)	(1,409,781)	(906,226)
Changes From Unit Transactions:
• Net unit transactions	(214,417,721)	59,646,018	13,005,653	(9,627,187)	10,703,883	(4,191,520)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(214,417,721)	59,646,018	13,005,653	(9,627,187)	10,703,883	(4,191,520)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(271,451,239)	59,272,539	(1,505,715)	(24,252,759)	9,294,102	(5,097,746)
NET ASSETS AT DECEMBER 31, 2018	2,256,396,895	82,280,947	158,977,889	178,494,325	17,673,556	30,140,877
Changes From Operations:
• Net investment income (loss)	24,005,985	1,622,208	2,289,759	(468,807)	(74,323)	60,979
• Net realized gain (loss) on investments	4,265,617	228,485	609,870	9,246,942	729,605	100,510
• Net change in unrealized appreciation or depreciation on investments	141,242,039	5,895,673	23,575,710	23,606,903	2,890,411	1,678,236
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,513,641	7,746,366	26,475,339	32,385,038	3,545,693	1,839,725
Changes From Unit Transactions:
• Net unit transactions	(175,401,486)	61,786,277	14,833,189	(11,722,035)	4,129,082	(3,610,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(175,401,486)	61,786,277	14,833,189	(11,722,035)	4,129,082	(3,610,389)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,887,845)	69,532,643	41,308,528	20,663,003	7,674,775	(1,770,664)
NET ASSETS AT DECEMBER 31, 2019	$2,250,509,050	$151,813,590	$200,286,417	$199,157,328	$25,348,331	$28,370,213

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	American Funds Global Bond Fund - Class 2 Subaccount	American Funds Global Bond Fund - Class 4 Subaccount	American Funds Global Growth and Income Fund - Class 1 Subaccount	American Funds Global Growth and Income Fund - Class 2 Subaccount	American Funds Global Growth and Income Fund - Class 4 Subaccount	American Funds Global Growth Fund - Class 1 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,013,480,963	$1,483,107	$59,116,226	$1,250,143,413	$8,484,710	$109,040,237	$1,637,861,323
Changes From Operations:
• Net investment income (loss)	4,729,105	50,321	187,186	851,505	84,210	(559,462)	(12,904,143)
• Net realized gain (loss) on investments	2,280,946	5,816	6,846,403	138,451,225	1,017,559	12,306,468	164,974,573
• Net change in unrealized appreciation or depreciation on investments	(36,206,545)	(142,395)	(12,548,678)	(261,980,392)	(3,580,967)	(20,963,981)	(299,470,716)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,196,494)	(86,258)	(5,515,089)	(122,677,662)	(2,479,198)	(9,216,975)	(147,400,286)
Changes From Unit Transactions:
• Net unit transactions	(85,445,075)	3,181,184	(7,530,456)	(127,555,267)	13,744,873	(15,312,996)	(162,845,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(85,445,075)	3,181,184	(7,530,456)	(127,555,267)	13,744,873	(15,312,996)	(162,845,569)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(114,641,569)	3,094,926	(13,045,545)	(250,232,929)	11,265,675	(24,529,971)	(310,245,855)
NET ASSETS AT DECEMBER 31, 2018	898,839,394	4,578,033	46,070,681	999,910,484	19,750,385	84,510,266	1,327,615,468
Changes From Operations:
• Net investment income (loss)	71,680	17,970	334,962	4,073,777	167,412	(105,213)	(5,721,483)
• Net realized gain (loss) on investments	1,960,061	11,540	4,381,957	99,714,220	1,347,383	9,248,742	134,629,193
• Net change in unrealized appreciation or depreciation on investments	51,307,181	284,607	8,159,406	171,312,348	5,361,195	17,517,196	287,507,731
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,338,922	314,117	12,876,325	275,100,345	6,875,990	26,660,725	416,415,441
Changes From Unit Transactions:
• Net unit transactions	(79,125,655)	1,422,719	(6,268,359)	(161,798,576)	10,855,050	(14,041,887)	(215,817,478)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(79,125,655)	1,422,719	(6,268,359)	(161,798,576)	10,855,050	(14,041,887)	(215,817,478)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,786,733)	1,736,836	6,607,966	113,301,769	17,731,040	12,618,838	200,597,963
NET ASSETS AT DECEMBER 31, 2019	$873,052,661	$6,314,869	$52,678,647	$1,113,212,253	$37,481,425	$97,129,104	$1,528,213,431

See accompanying notes.

	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Growth PortfolioSM - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth and Income PortfolioSM - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2018	$10,793,607	$26,393,454	$68,987,636	$808,863,949	$3,542,436	$128,751,675
Changes From Operations:
• Net investment income (loss)	(170,089)	(133,888)	(726,732)	(10,659,357)	(93,004)	(271,346)
• Net realized gain (loss) on investments	1,148,247	1,230,488	5,132,157	55,937,651	272,717	4,815,342
• Net change in unrealized appreciation or depreciation on investments	(4,772,244)	(5,093,277)	(11,553,789)	(129,861,819)	(1,663,846)	(13,355,884)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,794,086)	(3,996,677)	(7,148,364)	(84,583,525)	(1,484,133)	(8,811,888)
Changes From Unit Transactions:
• Net unit transactions	21,100,414	9,620,454	(6,968,935)	(76,063,761)	7,717,722	40,901,565
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,100,414	9,620,454	(6,968,935)	(76,063,761)	7,717,722	40,901,565
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,306,328	5,623,777	(14,117,299)	(160,647,286)	6,233,589	32,089,677
NET ASSETS AT DECEMBER 31, 2018	28,099,935	32,017,231	54,870,337	648,216,663	9,776,025	160,841,352
Changes From Operations:
• Net investment income (loss)	(183,644)	(343,415)	(630,300)	(9,311,949)	(167,595)	159,946
• Net realized gain (loss) on investments	2,182,045	2,590,812	5,377,086	61,422,995	803,517	6,977,454
• Net change in unrealized appreciation or depreciation on investments	9,035,292	8,313,166	11,191,771	130,353,839	2,657,050	24,983,870
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,033,693	10,560,563	15,938,557	182,464,885	3,292,972	32,121,270
Changes From Unit Transactions:
• Net unit transactions	15,320,999	7,334,430	(5,879,980)	(92,974,654)	3,789,623	52,269,591
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,320,999	7,334,430	(5,879,980)	(92,974,654)	3,789,623	52,269,591
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,354,692	17,894,993	10,058,577	89,490,231	7,082,595	84,390,861
NET ASSETS AT DECEMBER 31, 2019	$54,454,627	$49,912,224	$64,928,914	$737,706,894	$16,858,620	$245,232,213

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 4 Subaccount	American Funds High- Income Bond Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,341,162,165	$5,349,460,578	$36,759,394	$1,327,070,520	$5,234,332,056	$28,606,807	$88,914,764
Changes From Operations:
• Net investment income (loss)	(9,819,089)	(57,621,306)	(846,069)	2,558,453	(3,804,868)	137,868	3,900,147
• Net realized gain (loss) on investments	182,252,102	746,279,200	6,705,665	137,849,345	521,965,739	3,547,556	(1,012,352)
• Net change in unrealized appreciation or depreciation on investments	(179,227,175)	(713,003,324)	(13,680,048)	(167,225,728)	(632,039,373)	(8,918,519)	(5,645,571)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,794,162)	(24,345,430)	(7,820,452)	(26,817,930)	(113,878,502)	(5,233,095)	(2,757,776)
Changes From Unit Transactions:
• Net unit transactions	(149,036,197)	(760,248,412)	76,397,055	(156,890,123)	(662,076,864)	52,064,857	(9,903,312)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(149,036,197)	(760,248,412)	76,397,055	(156,890,123)	(662,076,864)	52,064,857	(9,903,312)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(155,830,359)	(784,593,842)	68,576,603	(183,708,053)	(775,955,366)	46,831,762	(12,661,088)
NET ASSETS AT DECEMBER 31, 2018	1,185,331,806	4,564,866,736	105,335,997	1,143,362,467	4,458,376,690	75,438,569	76,253,676
Changes From Operations:
• Net investment income (loss)	(5,372,271)	(38,050,888)	(1,381,435)	5,405,531	9,382,515	297,111	3,657,947
• Net realized gain (loss) on investments	174,810,364	661,135,413	16,563,911	161,435,925	595,583,481	10,829,916	(1,222,097)
• Net change in unrealized appreciation or depreciation on investments	158,279,438	619,319,449	23,798,978	99,516,853	427,900,879	11,599,990	5,768,831
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	327,717,531	1,242,403,974	38,981,454	266,358,309	1,032,866,875	22,727,017	8,204,681
Changes From Unit Transactions:
• Net unit transactions	(159,300,900)	(670,304,368)	72,599,097	(166,254,416)	(589,359,185)	50,786,540	(11,195,318)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(159,300,900)	(670,304,368)	72,599,097	(166,254,416)	(589,359,185)	50,786,540	(11,195,318)
TOTAL INCREASE (DECREASE) IN NET ASSETS	168,416,631	572,099,606	111,580,551	100,103,893	443,507,690	73,513,557	(2,990,637)
NET ASSETS AT DECEMBER 31, 2019	$1,353,748,437	$5,136,966,342	$216,916,548	$1,243,466,360	$4,901,884,380	$148,952,126	$73,263,039

See accompanying notes.

	American Funds High- Income Bond Fund - Class 2 Subaccount	American Funds High- Income Bond Fund - Class 4 Subaccount	American Funds International Fund - Class 1 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$739,622,621	$2,096,757	$457,558,101	$1,614,055,405	$9,596,760	$15,103,930
Changes From Operations:
• Net investment income (loss)	30,941,775	298,801	1,902,447	1,944,601	109,128	123,100
• Net realized gain (loss) on investments	(8,575,187)	(5,894)	33,194,082	100,979,770	814,889	232,939
• Net change in unrealized appreciation or depreciation on investments	(47,294,199)	(583,722)	(93,261,558)	(320,409,936)	(4,729,700)	(2,057,276)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,927,611)	(290,815)	(58,165,029)	(217,485,565)	(3,805,683)	(1,701,237)
Changes From Unit Transactions:
• Net unit transactions	(84,618,499)	5,393,606	(51,878,644)	(108,971,080)	18,736,463	(1,818,629)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(84,618,499)	5,393,606	(51,878,644)	(108,971,080)	18,736,463	(1,818,629)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,546,110)	5,102,791	(110,043,673)	(326,456,645)	14,930,780	(3,519,866)
NET ASSETS AT DECEMBER 31, 2018	630,076,511	7,199,548	347,514,428	1,287,598,760	24,527,540	11,584,064
Changes From Operations:
• Net investment income (loss)	30,311,874	496,882	916,385	(1,660,937)	(22,822)	149,589
• Net realized gain (loss) on investments	(7,129,245)	(16,169)	17,176,143	50,980,981	721,014	341,467
• Net change in unrealized appreciation or depreciation on investments	43,649,214	396,871	52,802,339	208,386,332	5,311,379	1,890,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,831,843	877,584	70,894,867	257,706,376	6,009,571	2,381,606
Changes From Unit Transactions:
• Net unit transactions	(60,637,481)	4,198,560	(45,172,466)	(168,471,509)	10,921,707	(1,144,122)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,637,481)	4,198,560	(45,172,466)	(168,471,509)	10,921,707	(1,144,122)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,194,362	5,076,144	25,722,401	89,234,867	16,931,278	1,237,484
NET ASSETS AT DECEMBER 31, 2019	$636,270,873	$12,275,692	$373,236,829	$1,376,833,627	$41,458,818	$12,821,548

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	American Funds International Growth and Income Fund - Class 2 Subaccount	American Funds International Growth and Income Fund - Class 4 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2 Subaccount	American Funds Managed Risk Global Allocation PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth and Income PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth Fund - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$232,489,039	$2,855,947	$861,319,259	$326,155,849	$239,534,813	$821,246,310	$262,698,683
Changes From Operations:
• Net investment income (loss)	1,585,558	119,564	(3,013,836)	4,903,815	(1,712,503)	1,312,861	(3,509,655)
• Net realized gain (loss) on investments	3,577,954	(41,721)	42,220,536	14,261,365	5,395,765	28,082,976	23,398,251
• Net change in unrealized appreciation or depreciation on investments	(33,214,072)	(1,314,722)	(94,375,486)	(47,519,340)	(31,989,065)	(90,191,229)	(28,031,687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,050,560)	(1,236,879)	(55,168,786)	(28,354,160)	(28,305,803)	(60,795,392)	(8,143,091)
Changes From Unit Transactions:
• Net unit transactions	(11,393,387)	8,718,762	(15,453,508)	1,931,163	98,612,200	180,294,764	54,245,108
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,393,387)	8,718,762	(15,453,508)	1,931,163	98,612,200	180,294,764	54,245,108
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,443,947)	7,481,883	(70,622,294)	(26,422,997)	70,306,397	119,499,372	46,102,017
NET ASSETS AT DECEMBER 31, 2018	193,045,092	10,337,830	790,696,965	299,732,852	309,841,210	940,745,682	308,800,700
Changes From Operations:
• Net investment income (loss)	1,941,900	167,393	5,386,884	(200,572)	(435,149)	2,265,033	(2,659,970)
• Net realized gain (loss) on investments	5,702,193	157,078	41,724,876	15,419,607	12,634,598	41,755,298	27,713,797
• Net change in unrealized appreciation or depreciation on investments	30,578,273	2,273,201	76,746,286	20,426,024	48,511,104	131,735,544	38,761,291
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,222,366	2,597,672	123,858,046	35,645,059	60,710,553	175,755,875	63,815,118
Changes From Unit Transactions:
• Net unit transactions	(26,046,938)	5,122,728	(35,632,714)	(10,064,503)	36,024,397	128,151,694	22,370,910
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(26,046,938)	5,122,728	(35,632,714)	(10,064,503)	36,024,397	128,151,694	22,370,910
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,175,428	7,720,400	88,225,332	25,580,556	96,734,950	303,907,569	86,186,028
NET ASSETS AT DECEMBER 31, 2019	$205,220,520	$18,058,230	$878,922,297	$325,313,408	$406,576,160	$1,244,653,251	$394,986,728

See accompanying notes.

	American Funds Managed Risk Growth PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth- Income Fund - Class P2 Subaccount	American Funds Managed Risk International Fund - Class P2 Subaccount	American Funds Mortgage Fund - Class 2 Subaccount	American Funds Mortgage Fund - Class 4 Subaccount	American Funds New World Fund® - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$866,465,595	$181,562,422	$135,861,600	$60,516,453	$3,170,765	$49,266,235
Changes From Operations:
• Net investment income (loss)	(2,250,726)	(1,162,119)	67,005	153,977	63,870	(167,171)
• Net realized gain (loss) on investments	34,945,238	10,811,934	2,077,414	(400,864)	(20,417)	2,781,239
• Net change in unrealized appreciation or depreciation on investments	(93,616,731)	(17,737,890)	(20,255,972)	(578,699)	(32,136)	(9,277,970)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(60,922,219)	(8,088,075)	(18,111,553)	(825,586)	11,317	(6,663,902)
Changes From Unit Transactions:
• Net unit transactions	227,823,555	30,887,421	19,139,183	(4,645,121)	5,918,347	(5,697,258)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	227,823,555	30,887,421	19,139,183	(4,645,121)	5,918,347	(5,697,258)
TOTAL INCREASE (DECREASE) IN NET ASSETS	166,901,336	22,799,346	1,027,630	(5,470,707)	5,929,664	(12,361,160)
NET ASSETS AT DECEMBER 31, 2018	1,033,366,931	204,361,768	136,889,230	55,045,746	9,100,429	36,905,075
Changes From Operations:
• Net investment income (loss)	(2,350,514)	(2,866,578)	53,479	412,045	122,483	(112,576)
• Net realized gain (loss) on investments	55,134,342	4,532,981	4,997,931	38,806	18,951	2,608,972
• Net change in unrealized appreciation or depreciation on investments	144,263,916	34,117,106	16,020,363	1,389,980	208,329	7,086,404
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	197,047,744	35,783,509	21,071,773	1,840,831	349,763	9,582,800
Changes From Unit Transactions:
• Net unit transactions	192,029,813	13,477,624	(7,469,621)	(2,593,032)	4,254,808	(5,636,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	192,029,813	13,477,624	(7,469,621)	(2,593,032)	4,254,808	(5,636,048)
TOTAL INCREASE (DECREASE) IN NET ASSETS	389,077,557	49,261,133	13,602,152	(752,201)	4,604,571	3,946,752
NET ASSETS AT DECEMBER 31, 2019	$1,422,444,488	$253,622,901	$150,491,382	$54,293,545	$13,705,000	$40,851,827

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	American Funds New World Fund® - Class 2 Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 1 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 4 Subaccount	American Funds Ultra-Short Bond Fund - Class 1 Subaccount	American Funds Ultra-Short Bond Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$716,896,275	$4,510,820	$94,404,099	$1,404,860,073	$10,808,635	$27,777,868	$231,497,947
Changes From Operations:
• Net investment income (loss)	(4,490,124)	(32,905)	436,357	2,268,404	114,689	11,261	(725,436)
• Net realized gain (loss) on investments	33,032,114	149,305	(401,320)	(10,622,377)	(38,578)	52,895	406,182
• Net change in unrealized appreciation or depreciation on investments	(132,760,514)	(1,494,403)	(735,555)	(5,494,732)	31,173	(16,512)	24,824
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(104,218,524)	(1,378,003)	(700,518)	(13,848,705)	107,284	47,644	(294,430)
Changes From Unit Transactions:
• Net unit transactions	(42,625,540)	4,774,792	(11,352,330)	(133,404,464)	17,353,096	(2,985,260)	(1,485,929)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,625,540)	4,774,792	(11,352,330)	(133,404,464)	17,353,096	(2,985,260)	(1,485,929)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(146,844,064)	3,396,789	(12,052,848)	(147,253,169)	17,460,380	(2,937,616)	(1,780,359)
NET ASSETS AT DECEMBER 31, 2018	570,052,211	7,907,609	82,351,251	1,257,606,904	28,269,015	24,840,252	229,717,588
Changes From Operations:
• Net investment income (loss)	(3,621,604)	(39,835)	616,540	5,323,641	198,385	114,710	642,727
• Net realized gain (loss) on investments	38,501,911	363,593	371,543	(1,521,853)	131,288	46,140	597,614
• Net change in unrealized appreciation or depreciation on investments	111,338,478	2,036,560	2,538,487	41,541,845	743,633	(49,105)	(920,030)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	146,218,785	2,360,318	3,526,570	45,343,633	1,073,306	111,745	320,311
Changes From Unit Transactions:
• Net unit transactions	(87,389,969)	2,282,899	(5,113,886)	(73,660,383)	14,539,231	(4,473,631)	(14,340,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(87,389,969)	2,282,899	(5,113,886)	(73,660,383)	14,539,231	(4,473,631)	(14,340,043)
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,828,816	4,643,217	(1,587,316)	(28,316,750)	15,612,537	(4,361,886)	(14,019,732)
NET ASSETS AT DECEMBER 31, 2019	$628,881,027	$12,550,826	$80,763,935	$1,229,290,154	$43,881,552	$20,478,366	$215,697,856

See accompanying notes.

	American Funds Ultra-Short Bond Fund - Class 4 Subaccount	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,462,529	$799,482,206	$25,988,912	$1,837,663,706	$3,586,628,270	$825,997,298
Changes From Operations:
• Net investment income (loss)	10,654	338,568	110,590	231,279	(13,857,534)	368,221
• Net realized gain (loss) on investments	8,111	32,633,312	984,893	47,610,251	99,027,091	44,001,168
• Net change in unrealized appreciation or depreciation on investments	(23,225)	(78,304,990)	(2,494,101)	(131,497,154)	(278,438,166)	(98,191,645)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,460)	(45,333,110)	(1,398,618)	(83,655,624)	(193,268,609)	(53,822,256)
Changes From Unit Transactions:
• Net unit transactions	4,289,877	(41,236,568)	(1,386,522)	(147,534,882)	(242,449,570)	(41,446,972)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,289,877	(41,236,568)	(1,386,522)	(147,534,882)	(242,449,570)	(41,446,972)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,285,417	(86,569,678)	(2,785,140)	(231,190,506)	(435,718,179)	(95,269,228)
NET ASSETS AT DECEMBER 31, 2018	6,747,946	712,912,528	23,203,772	1,606,473,200	3,150,910,091	730,728,070
Changes From Operations:
• Net investment income (loss)	35,860	3,946,998	254,299	9,684,912	4,306,265	2,961,036
• Net realized gain (loss) on investments	1,088	35,398,621	1,120,590	113,085,444	293,449,407	51,033,679
• Net change in unrealized appreciation or depreciation on investments	(38,576)	67,044,309	2,297,379	95,641,375	159,136,868	68,102,081
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,628)	106,389,928	3,672,268	218,411,731	456,892,540	122,096,796
Changes From Unit Transactions:
• Net unit transactions	3,990,709	(50,250,928)	(153,567)	(166,218,422)	(312,450,208)	(68,032,765)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,990,709	(50,250,928)	(153,567)	(166,218,422)	(312,450,208)	(68,032,765)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,989,081	56,139,000	3,518,701	52,193,309	144,442,332	54,064,031
NET ASSETS AT DECEMBER 31, 2019	$10,737,027	$769,051,528	$26,722,473	$1,658,666,509	$3,295,352,423	$784,792,101

Lincoln National Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP American Growth Allocation Fund - Standard Class Subaccount	LVIP American Income Allocation Fund - Service Class Subaccount	LVIP American Income Allocation Fund - Standard Class Subaccount	LVIP American Preservation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$14,083,655	$198,326,004	$8,578,345	$615,749,106
Changes From Operations:
• Net investment income (loss)	33,901	285,260	61,379	(1,082,796)
• Net realized gain (loss) on investments	776,254	3,989,927	160,915	(1,926,923)
• Net change in unrealized appreciation or depreciation on investments	(1,702,080)	(12,707,740)	(567,918)	(4,184,804)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(891,925)	(8,432,553)	(345,624)	(7,194,523)
Changes From Unit Transactions:
• Net unit transactions	(461,281)	(15,344,319)	(94,519)	5,248,264
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(461,281)	(15,344,319)	(94,519)	5,248,264
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,353,206)	(23,776,872)	(440,143)	(1,946,259)
NET ASSETS AT DECEMBER 31, 2018	12,730,449	174,549,132	8,138,202	613,802,847
Changes From Operations:
• Net investment income (loss)	56,550	1,001,349	106,253	1,469,169
• Net realized gain (loss) on investments	817,816	9,514,108	471,299	610,667
• Net change in unrealized appreciation or depreciation on investments	1,247,423	10,256,824	490,938	12,287,460
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,121,789	20,772,281	1,068,490	14,367,296
Changes From Unit Transactions:
• Net unit transactions	(2,021,873)	(5,727,361)	950,635	(3,452,960)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,021,873)	(5,727,361)	950,635	(3,452,960)
TOTAL INCREASE (DECREASE) IN NET ASSETS	99,916	15,044,920	2,019,125	10,914,336
NET ASSETS AT DECEMBER 31, 2019	$12,830,365	$189,594,052	$10,157,327	$624,717,183

See accompanying notes.

Lincoln National Variable Annuity Account H

Notes to financial statements

December 31, 2019

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on August 1, 1989, are part of the operations of the Company. The Variable Account consists of nineteen products as follows:

• American Legacy II
• American Legacy III
• American Legacy III (B Class)
• American Legacy Shareholder's Advantage
• American Legacy Shareholder's Advantage Fee-Based
• American Legacy Shareholder's Advantage (A Class)
• American Legacy III Plus
• American Legacy III C Share
• American Legacy III View	• American Legacy Design 1
• American Legacy Design 2
• American Legacy Design 3
• American Legacy Signature 1
• American Legacy Signature 2
• American Legacy Fusion
• American Legacy Series B Share
• American Legacy Series C Share
• American Legacy Series L Share
• American Legacy Advisory

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of eighty mutual funds (the Funds) of three open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series® - Portfolio SeriesSM:

American Funds Global Growth PortfolioSM - Class 4

American Funds Growth and Income PortfolioSM - Class 4

American Funds Managed Risk Global Allocation PortfolioSM - Class P2

American Funds Managed Risk Growth and Income PortfolioSM - Class P2

American Funds Managed Risk Growth PortfolioSM - Class P2

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Asset Allocation Fund - Class 2

American Funds Asset Allocation Fund - Class 4

American Funds Blue Chip Income and Growth Fund - Class 1

American Funds Blue Chip Income and Growth Fund - Class 2

American Funds Blue Chip Income and Growth Fund - Class 4

American Funds Bond Fund - Class 1

American Funds Bond Fund - Class 2

American Funds Bond Fund - Class 4

American Funds Capital Income Builder® - Class 1**

American Funds Capital Income Builder® - Class 4

American Funds Global Balanced Fund - Class 1**

American Funds Global Balanced Fund - Class 2

American Funds Global Balanced Fund - Class 4

American Funds Global Bond Fund - Class 1

American Funds Global Bond Fund - Class 2

American Funds Global Bond Fund - Class 4

American Funds Global Growth and Income Fund - Class 1

American Funds Global Growth and Income Fund - Class 2

American Funds Global Growth and Income Fund - Class 4

American Funds Global Growth Fund - Class 1

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 1

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 1

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 1

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Bond Fund - Class 1

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds High-Income Bond Fund - Class 2

American Funds High-Income Bond Fund - Class 4

American Funds International Fund - Class 1

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 1

American Funds International Growth and Income Fund - Class 2

American Funds International Growth and Income Fund - Class 4

American Funds Managed Risk Asset Allocation Fund - Class P1**

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1**

American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2

American Funds Managed Risk Growth Fund - Class P1**

American Funds Managed Risk Growth Fund - Class P2

American Funds Managed Risk Growth-Income Fund - Class P1**

American Funds Managed Risk Growth-Income Fund - Class P2

American Funds Managed Risk International Fund - Class P1**

American Funds Managed Risk International Fund - Class P2

American Funds Mortgage Fund - Class 1**

American Funds Mortgage Fund - Class 2

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 1

American Funds New World Fund® - Class 2

American Funds New World Fund® - Class 4

American Funds U.S. Government/AAA-Rated Securities Fund - Class 1

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 4

American Funds Ultra-Short Bond Fund - Class 1

American Funds Ultra-Short Bond Fund - Class 2

American Funds Ultra-Short Bond Fund - Class 4

Lincoln Variable Insurance Products Trust*:

LVIP American Balanced Allocation Fund - Service Class

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class**

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class**

LVIP American Growth Allocation Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class

LVIP American Income Allocation Fund - Service Class

LVIP American Income Allocation Fund - Standard Class

LVIP American Preservation Fund - Service Class

LVIP American Preservation Fund - Standard Class**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2019

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2019. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the nineteen contract types within the Variable Account:

•  American Legacy II at a daily rate of .0036986% to .0084932% (1.35% to 3.10% on an annual basis)

•  American Legacy III at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)

•  American Legacy Shareholder's Advantage Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis)

  For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0057534% (.20% to 2.10% on an annual basis)

•  American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

•  American Legacy III Plus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis)

•  American Legacy III C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy III View at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis)

•  American Legacy Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Signature 2 at a daily rate of .0038536% to .0094521% (1.40% to 3.45% on an annual basis)

•  American Legacy Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)

•  American Legacy Series B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Series C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  American Legacy Series L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2019 and 2018 were $207,453,194 and $208,888,041, respectively.

For the Shareholder's Advantage and Shareholder's Advantage (A Class) products a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2019 and 2018, sales charges were $431,721 and $437,198, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2019, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Asset Allocation Fund - Class 1
	2019		1.35%	2.80%	$2.81	$24.30	42,894,246	$341,845,545	18.19%	19.92%	2.08%
	2018		1.35%	2.80%	2.35	20.47	48,712,135	323,251,039	-6.99%	-5.63%	1.83%
	2017		1.35%	2.80%	2.50	21.93	54,762,724	385,041,933	13.29%	14.95%	1.73%
	2016		1.35%	2.80%	2.19	19.28	61,224,030	374,634,342	6.66%	8.22%	1.64%
	2015		1.35%	2.80%	2.03	18.00	69,718,454	395,805,012	-1.16%	0.28%	1.80%
American Funds Asset Allocation Fund - Class 2
	2019		0.60%	3.45%	2.61	26.99	348,108,801	2,715,943,998	17.36%	20.51%	1.88%
	2018		0.60%	3.25%	2.20	22.41	389,990,372	2,528,407,233	-7.66%	-5.18%	1.60%
	2017		0.60%	3.25%	2.35	23.64	435,084,735	3,003,526,106	12.52%	15.54%	1.50%
	2016		0.60%	3.25%	2.06	20.47	481,985,350	2,878,863,671	5.97%	8.76%	1.47%
	2015		0.60%	3.20%	1.92	18.84	525,130,211	2,845,379,619	-1.79%	0.79%	1.59%
American Funds Asset Allocation Fund - Class 4
	2019		0.30%	3.05%	12.43	13.45	10,199,897	132,562,359	17.29%	20.56%	1.89%
	2018		0.30%	3.05%	10.60	11.16	7,716,130	84,369,226	-7.69%	-5.12%	1.72%
	2017	1/9/17	0.30%	3.05%	11.48	11.76	4,667,946	54,410,106	1.57%	13.38%	1.99%
American Funds Blue Chip Income and Growth Fund - Class 1
	2019		1.35%	2.95%	2.52	29.19	38,374,675	103,205,097	18.18%	20.03%	2.22%
	2018		1.35%	2.90%	2.10	24.57	42,477,229	95,005,663	-11.07%	-9.68%	2.08%
	2017		1.35%	2.90%	2.33	27.50	48,113,078	119,379,085	14.06%	15.72%	2.11%
	2016		1.35%	2.80%	2.01	23.92	57,153,708	121,982,811	15.77%	17.46%	2.05%
	2015		1.35%	2.80%	1.72	20.59	60,952,117	110,485,607	-5.41%	-4.03%	2.08%
American Funds Blue Chip Income and Growth Fund - Class 2
	2019		0.30%	3.45%	2.34	27.78	290,191,740	2,418,177,154	17.27%	21.01%	2.00%
	2018		0.30%	3.45%	1.96	23.03	323,971,014	2,230,997,121	-11.76%	-8.93%	1.85%
	2017		0.30%	3.45%	2.18	25.70	364,855,037	2,785,998,752	13.36%	16.34%	1.95%
	2016		0.60%	3.20%	1.89	22.61	405,787,912	2,667,890,959	14.96%	17.99%	1.81%
	2015		0.60%	3.20%	1.62	19.62	449,326,187	2,536,971,366	-5.99%	-3.51%	1.87%
American Funds Blue Chip Income and Growth Fund - Class 4
	2019		0.20%	3.25%	11.35	12.29	6,369,229	75,596,880	17.16%	20.79%	2.21%
	2018		0.20%	3.25%	9.78	10.18	4,025,710	40,116,767	-11.30%	-9.10%	2.56%
	2017	5/30/17	0.20%	2.65%	11.02	11.20	1,087,076	12,077,718	5.81%	12.40%	2.99%
American Funds Bond Fund - Class 1
	2019		1.35%	2.90%	1.43	12.85	52,964,088	118,510,598	6.58%	8.23%	2.79%
	2018		1.35%	2.90%	1.34	11.92	55,553,292	115,005,741	-3.28%	-1.78%	2.58%
	2017		1.35%	2.90%	1.38	12.20	60,913,937	128,740,096	1.01%	2.49%	2.12%
	2016		1.35%	2.80%	1.36	11.95	65,358,663	134,525,177	0.42%	1.88%	1.72%
	2015		1.35%	2.80%	1.35	11.78	70,256,624	141,865,774	-2.33%	-0.90%	1.87%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Bond Fund - Class 2
	2019		0.30%	3.45%	$1.32	$14.75	358,485,095	$2,250,509,050	5.65%	9.03%	2.54%
	2018		0.30%	3.45%	1.24	13.58	385,351,215	2,256,396,895	-4.08%	-1.02%	2.34%
	2017		0.30%	3.45%	1.28	13.76	422,565,957	2,527,848,134	0.40%	3.04%	1.92%
	2016		0.60%	3.20%	1.27	13.36	431,378,534	2,496,059,518	-0.30%	2.33%	1.52%
	2015		0.60%	3.20%	1.27	13.06	459,476,343	2,616,464,630	-2.88%	-0.33%	1.64%
American Funds Bond Fund - Class 4
	2019		0.20%	3.10%	10.15	10.93	14,348,391	151,813,590	5.81%	8.86%	2.87%
	2018		0.20%	3.05%	9.59	10.04	8,366,674	82,280,947	-3.86%	-1.08%	3.21%
	2017	5/24/17	0.20%	3.05%	9.97	10.15	2,285,054	23,008,408	-0.99%	0.47%	3.06%
American Funds Capital Income Builder® - Class 4
	2019		0.20%	3.50%	10.36	12.31	17,442,161	200,286,417	13.86%	17.27%	2.67%
	2018		0.30%	3.25%	9.15	10.49	16,028,762	158,977,889	-10.13%	-7.53%	2.71%
	2017		0.30%	3.15%	10.18	11.17	14,795,689	160,483,604	9.16%	11.97%	2.56%
	2016		0.60%	3.15%	9.36	9.97	13,338,678	130,145,280	0.73%	3.16%	2.82%
	2015		0.60%	3.00%	9.30	9.67	8,610,572	82,114,318	-4.65%	-2.38%	2.67%
American Funds Global Balanced Fund - Class 2
	2019		0.60%	3.45%	11.64	16.57	13,098,701	199,157,328	16.36%	19.72%	1.27%
	2018		0.60%	3.45%	9.99	13.87	13,917,021	178,494,325	-9.19%	-6.57%	1.24%
	2017		0.60%	3.45%	11.43	14.88	14,621,952	202,747,084	15.52%	18.86%	0.94%
	2016		0.60%	3.45%	10.73	12.55	14,719,979	173,430,479	1.24%	3.85%	1.16%
	2015		0.60%	3.15%	10.60	12.12	14,462,282	165,507,069	-4.03%	-1.55%	1.01%
American Funds Global Balanced Fund - Class 4
	2019		0.30%	3.25%	12.08	13.26	1,988,025	25,348,331	16.36%	19.85%	1.19%
	2018		0.30%	3.25%	10.43	10.97	1,640,600	17,673,556	-9.13%	-6.97%	1.46%
	2017	1/10/17	0.70%	3.05%	11.48	11.79	718,617	8,379,454	1.84%	16.66%	1.70%
American Funds Global Bond Fund - Class 1
	2019		1.35%	2.90%	9.63	14.04	2,102,486	28,370,213	4.99%	6.63%	1.79%
	2018		1.35%	2.90%	9.16	13.16	2,373,740	30,140,877	-3.97%	-2.47%	2.25%
	2017		1.35%	2.90%	9.53	13.50	2,695,468	35,238,623	4.16%	5.68%	0.55%
	2016		1.35%	2.80%	9.15	12.77	2,815,075	34,955,418	0.08%	1.54%	0.68%
	2015		1.35%	2.80%	9.14	12.58	3,181,706	39,032,347	-6.40%	-5.04%	0.10%
American Funds Global Bond Fund - Class 2
	2019		0.30%	3.45%	8.99	14.98	66,865,404	873,052,661	4.12%	7.45%	1.56%
	2018		0.30%	3.45%	8.62	13.99	72,985,280	898,839,394	-4.66%	-1.63%	2.04%
	2017		0.30%	3.45%	9.10	14.26	79,833,388	1,013,480,963	3.49%	6.21%	0.35%
	2016		0.60%	3.20%	8.82	13.42	80,751,062	974,953,054	-0.47%	2.10%	0.51%
	2015		0.60%	3.15%	8.86	13.15	87,931,098	1,050,834,920	-7.04%	-4.64%	0.05%
American Funds Global Bond Fund - Class 4
	2019		0.30%	2.10%	10.37	10.83	596,873	6,314,869	5.46%	7.21%	1.48%
	2018		0.30%	1.95%	9.88	10.10	459,448	4,578,033	-3.27%	-1.90%	2.70%
	2017	6/2/17	0.30%	1.70%	10.21	10.30	144,888	1,483,107	0.06%	1.07%	0.62%
American Funds Global Growth and Income Fund - Class 1
	2019		1.35%	2.90%	13.76	26.58	2,274,396	52,678,647	27.63%	29.63%	2.11%
	2018		1.35%	2.90%	10.78	20.83	2,576,043	46,070,681	-11.95%	-10.57%	1.79%
	2017		1.35%	2.90%	16.71	23.54	2,953,468	59,116,226	22.91%	24.71%	2.33%
	2016		1.35%	2.80%	13.60	19.08	3,298,282	53,008,198	4.64%	6.17%	1.80%
	2015		1.35%	2.80%	12.99	18.16	3,928,096	59,565,396	-3.87%	-2.47%	2.12%
American Funds Global Growth and Income Fund - Class 2
	2019		0.60%	3.45%	13.65	25.14	50,050,175	1,113,212,253	26.70%	30.36%	1.85%
	2018		0.30%	3.45%	10.74	19.29	58,083,678	999,910,484	-12.70%	-10.17%	1.55%
	2017		0.60%	3.45%	15.96	21.98	64,639,305	1,250,143,413	22.10%	25.31%	2.06%
	2016		0.60%	3.20%	13.07	17.95	73,494,582	1,144,509,981	3.97%	6.70%	1.63%
	2015		0.60%	3.20%	12.57	17.23	81,229,582	1,196,086,374	-4.45%	-1.93%	1.87%
American Funds Global Growth and Income Fund - Class 4
	2019		0.30%	3.25%	12.18	13.16	2,936,092	37,481,425	26.55%	30.34%	2.04%
	2018		0.30%	3.25%	9.69	10.10	1,991,663	19,750,385	-12.42%	-10.16%	1.95%
	2017	5/25/17	0.30%	2.85%	11.06	11.24	759,686	8,484,710	0.56%	10.51%	3.49%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund - Class 1
	2019		1.35%	2.90%	$4.56	$30.01	14,483,321	$97,129,104	31.72%	33.80%	1.31%
	2018		1.35%	2.90%	3.45	22.53	16,845,338	84,510,266	-11.46%	-10.04%	0.88%
	2017		1.35%	2.90%	3.87	25.15	19,560,182	109,040,237	28.17%	30.04%	0.89%
	2016		1.35%	2.80%	3.01	19.43	21,299,365	91,440,168	-1.91%	-0.48%	1.04%
	2015		1.35%	2.80%	3.06	19.73	24,892,499	107,376,899	4.27%	5.80%	1.24%
American Funds Global Growth Fund - Class 2
	2019		0.60%	3.45%	2.59	36.46	129,477,302	1,528,213,431	30.69%	34.47%	1.08%
	2018		0.30%	3.45%	1.95	27.13	148,021,865	1,327,615,468	-12.14%	-9.59%	0.65%
	2017		0.60%	3.45%	2.18	30.02	164,096,686	1,637,861,323	27.33%	30.68%	0.64%
	2016		0.60%	3.20%	1.68	22.98	185,499,420	1,457,801,840	-2.50%	0.02%	0.82%
	2015		0.60%	3.15%	1.70	22.99	206,917,331	1,621,997,414	3.62%	6.30%	0.99%
American Funds Global Growth Fund - Class 4
	2019		0.20%	3.10%	12.76	13.71	4,101,356	54,454,627	30.82%	34.47%	1.08%
	2018		0.30%	3.05%	9.75	10.20	2,811,283	28,099,935	-11.97%	-9.51%	0.71%
	2017	5/24/17	0.20%	3.05%	11.08	11.28	964,996	10,793,607	-0.07%	11.18%	0.96%
American Funds Global Growth PortfolioSM - Class 4
	2019		0.20%	3.30%	12.84	15.17	3,598,774	49,912,224	27.46%	31.27%	0.74%
	2018		0.30%	3.25%	10.15	11.09	2,976,575	32,017,231	-12.48%	-10.31%	1.00%
	2017		0.60%	3.05%	11.59	12.37	2,180,979	26,393,454	24.27%	27.35%	0.54%
	2016		0.60%	3.05%	9.37	9.71	1,309,877	12,557,660	1.54%	3.80%	0.44%
	2015	5/22/15	0.60%	2.80%	9.23	9.36	571,888	5,323,102	-8.44%	4.74%	0.00%
American Funds Global Small Capitalization Fund - Class 1
	2019		1.35%	2.90%	4.43	24.94	11,684,550	64,928,914	28.07%	30.07%	0.39%
	2018		1.35%	2.90%	3.45	19.37	12,832,059	54,870,337	-12.87%	-11.51%	0.32%
	2017		1.35%	2.90%	3.94	22.13	14,265,965	68,987,636	22.73%	24.52%	0.66%
	2016		1.35%	2.80%	3.20	17.89	15,816,248	61,471,481	-0.48%	0.97%	0.45%
	2015		1.35%	2.80%	3.20	17.91	18,625,069	71,672,788	-2.28%	-0.85%	0.00%
American Funds Global Small Capitalization Fund - Class 2
	2019		0.30%	3.20%	2.59	28.93	66,345,769	737,706,894	27.37%	31.14%	0.15%
	2018		0.30%	3.20%	2.01	22.14	74,718,239	648,216,663	-13.37%	-10.81%	0.08%
	2017		0.30%	3.20%	2.28	24.91	82,818,147	808,863,949	21.93%	25.14%	0.43%
	2016		0.60%	3.20%	1.84	19.92	93,740,093	737,577,254	-1.12%	1.49%	0.22%
	2015		0.60%	3.20%	1.83	19.64	103,177,686	797,499,514	-2.89%	-0.33%	0.00%
American Funds Global Small Capitalization Fund - Class 4
	2019		0.20%	2.35%	12.48	13.20	1,313,123	16,858,620	28.20%	30.98%	0.01%
	2018		0.20%	2.35%	9.80	10.08	986,794	9,776,025	-12.53%	-10.98%	0.02%
	2017	6/5/17	0.20%	1.95%	11.20	11.32	314,917	3,542,436	4.06%	11.11%	0.11%
American Funds Growth and Income PortfolioSM - Class 4
	2019		0.20%	3.45%	11.60	13.34	19,440,986	245,232,213	15.52%	19.33%	1.72%
	2018		0.20%	3.45%	10.04	11.16	14,976,434	160,841,352	-6.78%	-3.80%	1.45%
	2017		0.30%	3.45%	10.86	11.62	11,385,889	128,751,675	11.85%	14.74%	1.29%
	2016		0.60%	3.15%	9.75	10.12	6,426,494	64,126,390	3.32%	5.72%	0.74%
	2015	5/19/15	0.65%	2.95%	9.43	9.58	1,499,228	14,291,644	-5.58%	3.31%	0.10%
American Funds Growth Fund - Class 1
	2019		1.35%	2.90%	4.35	36.98	69,815,397	1,353,748,437	27.37%	29.35%	0.97%
	2018		1.35%	2.90%	3.38	28.89	78,996,830	1,185,331,806	-2.86%	-1.35%	0.67%
	2017		1.35%	2.90%	3.44	29.60	88,174,065	1,341,162,165	25.08%	26.90%	0.73%
	2016		1.35%	2.80%	2.72	23.57	99,913,272	1,199,487,342	6.73%	8.29%	0.92%
	2015		1.35%	2.80%	2.52	21.99	113,539,110	1,262,651,262	4.16%	5.68%	0.83%
American Funds Growth Fund - Class 2
	2019		0.30%	3.45%	2.60	36.90	374,351,223	5,136,966,342	26.34%	30.34%	0.73%
	2018		0.30%	3.45%	2.02	28.40	426,852,303	4,564,866,736	-3.62%	-0.54%	0.42%
	2017		0.30%	3.45%	2.06	28.66	486,696,903	5,349,460,578	24.25%	27.52%	0.49%
	2016		0.60%	3.20%	1.63	22.48	555,480,224	4,877,870,995	6.04%	8.83%	0.70%
	2015		0.60%	3.20%	1.51	20.86	621,196,260	5,045,481,385	3.49%	6.22%	0.58%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 4
	2019		0.20%	3.25%	$13.40	$14.51	15,472,178	$216,916,548	26.27%	30.18%	0.64%
	2018		0.20%	3.25%	10.65	11.15	9,643,405	105,335,997	-3.49%	-0.70%	0.33%
	2017	5/24/17	0.20%	3.05%	11.03	11.23	3,298,697	36,759,394	-0.47%	11.05%	0.62%
American Funds Growth-Income Fund - Class 1
	2019		1.35%	2.90%	3.43	32.12	102,257,694	1,243,466,360	22.84%	24.76%	1.84%
	2018		1.35%	2.90%	2.76	26.01	117,178,070	1,143,362,467	-4.34%	-2.87%	1.59%
	2017		1.35%	2.90%	2.86	27.07	132,089,425	1,327,070,520	19.31%	21.04%	1.59%
	2016		1.35%	2.80%	2.37	22.60	150,696,605	1,252,801,777	8.72%	10.31%	1.54%
	2015		1.35%	2.80%	2.16	20.70	172,158,412	1,299,392,025	-1.09%	0.35%	1.49%
American Funds Growth-Income Fund - Class 2
	2019		0.30%	3.45%	3.09	31.17	508,065,640	4,901,884,380	21.88%	25.80%	1.63%
	2018		0.30%	3.45%	2.50	24.87	573,589,232	4,458,376,690	-5.11%	-2.05%	1.36%
	2017		0.30%	3.45%	2.59	25.49	646,179,240	5,234,332,056	18.53%	21.65%	1.36%
	2016		0.60%	3.20%	2.15	21.26	726,721,278	4,899,504,943	8.01%	10.85%	1.33%
	2015		0.60%	3.20%	1.96	19.64	814,717,222	4,976,756,063	-1.74%	0.85%	1.27%
American Funds Growth-Income Fund - Class 4
	2019		0.20%	3.25%	12.74	13.80	11,171,568	148,952,126	21.83%	25.60%	1.74%
	2018		0.20%	3.25%	10.49	10.99	7,003,423	75,438,569	-5.00%	-2.26%	1.67%
	2017	5/24/17	0.20%	3.05%	11.04	11.24	2,563,881	28,606,807	-0.17%	11.46%	1.95%
American Funds High-Income Bond Fund - Class 1
	2019		1.35%	2.80%	2.44	18.18	12,496,027	73,263,039	9.73%	11.33%	6.20%
	2018		1.35%	2.80%	2.22	16.50	14,454,073	76,253,676	-4.85%	-3.46%	6.05%
	2017		1.35%	2.80%	2.32	17.27	16,274,943	88,914,764	4.29%	5.81%	6.49%
	2016		1.35%	2.80%	2.20	16.49	18,738,224	96,983,020	14.58%	16.25%	5.63%
	2015		1.35%	2.80%	1.90	14.34	21,016,403	93,878,735	-9.51%	-8.19%	5.61%
American Funds High-Income Bond Fund - Class 2
	2019		0.60%	3.45%	2.26	20.33	86,291,005	636,270,873	8.74%	11.88%	6.15%
	2018		0.60%	3.45%	2.06	18.18	95,344,446	630,076,511	-5.59%	-2.92%	5.86%
	2017		0.60%	3.45%	2.16	18.74	107,875,767	739,622,621	3.52%	6.25%	6.47%
	2016		0.60%	3.20%	2.06	17.64	118,973,066	762,119,026	13.99%	16.99%	5.50%
	2015		0.60%	3.20%	1.79	15.09	132,924,088	731,560,781	-10.22%	-7.85%	5.52%
American Funds High-Income Bond Fund - Class 4
	2019		0.20%	2.85%	10.40	11.15	1,137,640	12,275,692	9.12%	12.05%	6.50%
	2018		0.20%	2.85%	9.53	9.95	737,382	7,199,548	-5.37%	-2.84%	7.96%
	2017	5/25/17	0.20%	2.85%	10.07	10.24	206,232	2,096,757	-0.16%	1.50%	9.18%
American Funds International Fund - Class 1
	2019		1.35%	2.90%	2.93	18.94	54,550,291	373,236,829	19.70%	21.56%	1.64%
	2018		1.35%	2.90%	2.42	15.65	61,739,897	347,514,428	-15.43%	-14.11%	1.85%
	2017		1.35%	2.90%	2.83	18.30	69,737,623	457,558,101	28.80%	30.68%	1.48%
	2016		1.35%	2.80%	2.17	14.07	77,906,015	391,469,155	0.92%	2.39%	1.46%
	2015		1.35%	2.80%	2.13	13.80	88,917,388	436,883,319	-6.90%	-5.54%	1.68%
American Funds International Fund - Class 2
	2019		0.60%	3.45%	1.62	23.44	156,044,731	1,376,833,627	18.72%	22.15%	1.41%
	2018		0.30%	3.45%	1.34	19.20	176,659,874	1,287,598,760	-16.08%	-13.39%	1.66%
	2017		0.30%	3.45%	1.57	22.25	193,034,408	1,614,055,405	27.99%	31.35%	1.22%
	2016		0.60%	3.20%	1.21	16.95	219,871,473	1,438,815,567	0.27%	2.91%	1.24%
	2015		0.60%	3.20%	1.19	16.47	243,240,391	1,540,240,661	-7.54%	-5.10%	1.47%
American Funds International Fund - Class 4
	2019		0.20%	3.25%	11.10	11.97	3,586,614	41,458,818	18.98%	22.42%	1.44%
	2018		0.20%	3.05%	9.35	9.77	2,563,311	24,527,540	-15.89%	-13.58%	2.06%
	2017	5/25/17	0.20%	2.90%	11.12	11.31	855,142	9,596,760	0.98%	11.79%	2.03%
American Funds International Growth and Income Fund - Class 1
	2019		1.35%	2.80%	12.77	23.17	564,469	12,821,548	19.66%	21.41%	2.65%
	2018		1.35%	2.80%	10.67	19.09	618,778	11,584,064	-13.49%	-12.20%	2.35%
	2017		1.35%	2.80%	12.33	21.74	706,675	15,103,930	21.90%	23.63%	2.49%
	2016		1.35%	2.80%	10.12	17.58	725,183	12,529,896	-1.10%	0.35%	2.50%
	2015		1.35%	2.80%	10.23	17.52	805,135	13,879,647	-7.96%	-6.61%	2.20%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Growth and Income Fund - Class 2
	2019		0.30%	3.15%	$12.08	$24.50	9,398,275	$205,220,520	18.96%	22.39%	2.43%
	2018		0.30%	3.15%	10.16	20.07	10,695,725	193,045,092	-13.99%	-11.49%	2.19%
	2017		0.30%	3.15%	11.81	22.75	11,278,304	232,489,039	21.16%	24.28%	2.17%
	2016		0.60%	3.15%	9.75	18.30	12,466,471	208,652,275	-1.71%	0.83%	2.30%
	2015		0.60%	3.15%	9.92	18.15	13,173,824	221,204,086	-8.53%	-6.17%	2.11%
American Funds International Growth and Income Fund - Class 4
	2019		0.30%	3.10%	11.00	11.82	1,575,933	18,058,230	18.79%	22.10%	2.66%
	2018		0.30%	3.05%	9.29	9.68	1,087,863	10,337,830	-13.95%	-11.72%	3.19%
	2017	5/25/17	0.30%	2.85%	10.79	10.97	262,318	2,855,947	2.43%	7.90%	3.69%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2019		0.30%	3.50%	11.65	16.63	57,147,827	878,922,297	13.98%	17.63%	2.32%
	2018		0.30%	3.45%	10.20	14.18	59,679,443	790,696,965	-8.12%	-5.18%	1.34%
	2017		0.30%	3.45%	12.00	15.00	60,810,601	861,319,259	11.19%	14.12%	0.78%
	2016		0.60%	3.20%	11.81	13.15	54,636,140	685,427,222	3.90%	6.63%	1.20%
	2015		0.60%	3.20%	11.36	12.33	42,286,134	502,537,275	-4.19%	-1.66%	1.53%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
	2019		0.30%	3.30%	12.19	14.53	24,002,213	325,313,408	10.24%	13.54%	1.59%
	2018		0.30%	3.25%	11.09	12.84	24,798,492	299,732,852	-10.29%	-7.93%	3.23%
	2017		0.60%	3.20%	12.36	13.95	24,597,360	326,155,849	11.41%	14.34%	1.46%
	2016		0.60%	3.20%	11.10	12.20	22,532,216	263,902,440	9.82%	12.71%	1.55%
	2015		0.60%	3.20%	10.16	10.82	12,381,779	130,092,766	-10.17%	-7.99%	0.42%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2
	2019		0.20%	3.50%	10.75	13.19	34,395,505	406,576,160	16.30%	20.20%	1.29%
	2018		0.20%	3.50%	9.23	10.95	31,187,944	309,841,210	-10.10%	-7.18%	0.91%
	2017		0.30%	3.50%	10.34	11.07	22,186,577	239,534,813	15.28%	18.32%	0.67%
	2016		0.60%	3.20%	9.00	9.36	14,840,168	136,517,557	-1.86%	0.48%	0.00%
	2015	5/19/15	0.60%	2.95%	9.17	9.31	6,547,686	60,550,829	-8.34%	-1.75%	1.75%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2
	2019		0.30%	3.45%	11.06	13.27	102,280,235	1,244,653,251	15.25%	18.93%	1.62%
	2018		0.30%	3.45%	9.60	11.15	91,096,920	940,745,682	-7.95%	-5.01%	1.60%
	2017		0.30%	3.45%	10.50	11.24	74,786,281	821,246,310	12.88%	15.85%	1.20%
	2016		0.60%	3.20%	9.34	9.70	57,669,552	551,279,415	0.68%	3.08%	0.33%
	2015	5/18/15	0.60%	2.95%	9.27	9.41	23,880,587	223,440,799	-7.28%	-0.72%	1.90%
American Funds Managed Risk Growth Fund - Class P2
	2019		0.30%	3.25%	13.42	17.20	24,559,652	394,986,728	17.85%	21.37%	0.86%
	2018		0.30%	3.25%	12.28	14.21	23,026,719	308,800,700	-3.51%	-0.67%	0.44%
	2017		0.30%	3.20%	12.72	14.35	19,220,039	262,698,683	22.03%	25.24%	0.30%
	2016		0.60%	3.20%	10.43	11.46	16,730,541	184,504,164	-0.71%	1.90%	0.18%
	2015		0.60%	3.20%	10.56	11.25	12,637,801	138,091,321	-2.27%	0.10%	0.00%
American Funds Managed Risk Growth PortfolioSM - Class P2
	2019		0.20%	3.45%	11.33	13.64	114,144,648	1,422,444,488	15.22%	19.03%	1.22%
	2018		0.20%	3.45%	9.83	11.44	97,699,683	1,033,366,931	-7.24%	-4.27%	1.23%
	2017		0.30%	3.45%	10.67	11.42	77,641,742	866,465,595	14.28%	17.29%	0.90%
	2016		0.60%	3.20%	9.33	9.74	56,555,749	542,645,380	0.70%	3.35%	0.04%
	2015	5/18/15	0.60%	3.20%	9.27	9.42	25,932,395	242,913,033	-7.77%	1.08%	1.88%
American Funds Managed Risk Growth-Income Fund - Class P2
	2019		0.30%	3.35%	12.22	16.22	16,729,632	253,622,901	15.05%	18.49%	0.37%
	2018		0.30%	3.25%	11.86	13.73	15,766,936	204,361,768	-5.06%	-2.56%	1.05%
	2017		0.60%	3.20%	12.49	14.09	13,528,150	181,562,422	16.61%	19.68%	1.00%
	2016		0.60%	3.20%	10.71	11.78	12,732,592	144,251,732	2.74%	5.44%	1.12%
	2015		0.60%	3.20%	10.48	11.17	10,787,006	117,042,414	-6.49%	-4.22%	0.06%
American Funds Managed Risk International Fund - Class P2
	2019		0.30%	3.25%	9.98	13.23	13,543,848	150,491,382	13.88%	17.29%	1.68%
	2018		0.30%	3.25%	8.89	10.18	14,272,784	136,889,230	-13.15%	-11.04%	1.72%
	2017		0.60%	3.00%	10.24	11.44	12,488,776	135,861,600	24.89%	27.92%	0.72%
	2016		0.60%	3.00%	8.20	8.95	10,363,192	89,107,565	-5.91%	-3.63%	0.85%
	2015		0.60%	3.00%	8.71	9.28	8,789,154	79,229,784	-9.29%	-7.08%	0.02%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Mortgage Fund - Class 2
	2019		0.60%	3.20%	$9.27	$11.61	5,114,120	$54,293,545	1.73%	4.41%	2.37%
	2018		0.60%	3.20%	9.12	11.12	5,358,648	55,045,746	-2.84%	-0.28%	1.88%
	2017		0.30%	3.20%	9.38	11.15	5,815,289	60,516,453	-1.97%	0.61%	1.44%
	2016		0.60%	3.20%	9.57	11.08	5,779,083	60,385,539	-0.97%	1.64%	1.49%
	2015		0.60%	3.20%	9.67	10.90	5,495,663	57,037,695	-1.35%	1.25%	1.45%
American Funds Mortgage Fund - Class 4
	2019		0.30%	2.90%	9.72	10.41	1,358,017	13,705,000	1.81%	4.49%	2.55%
	2018		0.30%	2.90%	9.55	9.83	931,850	9,100,429	-2.80%	-1.04%	2.61%
	2017	5/25/17	1.10%	2.90%	9.82	9.93	320,289	3,170,765	-1.86%	-0.10%	2.45%
American Funds New World Fund® - Class 1
	2019		1.35%	2.90%	3.91	23.83	9,823,311	40,851,827	25.77%	27.74%	1.16%
	2018		1.35%	2.90%	3.07	18.74	11,332,453	36,905,075	-16.29%	-14.99%	1.06%
	2017		1.35%	2.90%	3.62	22.14	12,874,330	49,266,235	26.16%	28.00%	1.16%
	2016		1.35%	2.80%	2.83	17.38	14,195,485	42,244,122	2.68%	4.18%	0.92%
	2015		1.35%	2.80%	2.72	16.76	16,356,689	46,796,170	-5.64%	-4.26%	0.80%
American Funds New World Fund® - Class 2
	2019		0.30%	3.45%	3.18	29.06	56,501,881	628,881,027	24.77%	28.77%	0.93%
	2018		0.30%	3.45%	2.50	22.65	63,978,899	570,052,211	-16.94%	-14.30%	0.84%
	2017		0.30%	3.45%	2.96	26.51	69,161,029	716,896,275	25.38%	28.67%	0.90%
	2016		0.60%	3.20%	2.32	20.62	77,988,501	640,673,782	1.94%	4.63%	0.69%
	2015		0.60%	3.20%	2.24	19.72	87,228,420	688,990,440	-6.19%	-3.72%	0.56%
American Funds New World Fund® - Class 4
	2019		0.20%	2.35%	11.68	12.36	1,042,642	12,550,826	25.82%	28.55%	0.83%
	2018		0.20%	2.35%	9.35	9.62	836,138	7,907,609	-15.91%	-14.42%	0.80%
	2017	5/25/17	0.20%	2.10%	11.10	11.24	404,242	4,510,820	0.90%	12.35%	1.39%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1
	2019		1.35%	2.80%	1.20	12.82	25,660,142	80,763,935	2.78%	4.28%	2.17%
	2018		1.35%	2.80%	1.16	12.35	27,356,602	82,351,251	-1.88%	-0.45%	1.95%
	2017		1.35%	2.80%	1.18	12.46	31,039,259	94,404,099	-0.98%	0.46%	1.51%
	2016		1.35%	2.80%	1.19	12.46	33,974,017	103,209,757	-1.36%	0.08%	1.46%
	2015		1.35%	2.80%	1.20	12.51	36,638,326	110,885,177	-0.88%	0.57%	1.65%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2019		0.60%	3.45%	1.11	14.52	180,377,043	1,229,290,154	1.74%	4.69%	1.99%
	2018		0.60%	3.45%	1.08	13.87	190,262,244	1,257,606,904	-2.68%	0.13%	1.73%
	2017		0.60%	3.45%	1.10	13.86	212,672,057	1,404,860,073	-1.66%	0.98%	1.31%
	2016		0.60%	3.25%	1.11	13.73	220,005,826	1,433,899,562	-2.00%	0.58%	1.25%
	2015		0.60%	3.20%	1.13	13.66	230,474,115	1,510,803,066	-1.61%	0.98%	1.39%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
	2019		0.20%	3.25%	9.50	10.43	4,410,866	43,881,552	1.98%	4.93%	2.18%
	2018		0.20%	3.05%	9.36	9.89	2,939,746	28,269,015	-2.32%	0.20%	2.28%
	2017	1/10/17	0.30%	2.85%	9.58	9.91	1,113,471	10,808,635	-2.16%	0.24%	1.97%
American Funds Ultra-Short Bond Fund - Class 1
	2019		1.35%	2.45%	0.80	9.05	13,593,224	20,478,366	-0.55%	0.55%	1.92%
	2018		1.35%	2.45%	0.80	9.04	16,918,661	24,840,252	-0.89%	0.21%	1.44%
	2017		1.35%	2.45%	0.81	9.06	19,073,664	27,777,868	-1.77%	-0.69%	0.55%
	2016		1.35%	2.45%	0.82	8.66	18,213,502	26,635,144	-2.33%	-1.25%	0.00%
	2015		1.35%	2.45%	0.84	8.85	18,698,160	27,375,039	-2.59%	-1.52%	0.00%
American Funds Ultra-Short Bond Fund - Class 2
	2019		0.60%	3.15%	0.74	10.34	78,208,056	215,697,856	-1.53%	1.01%	1.75%
	2018		0.60%	3.15%	0.74	10.25	81,978,073	229,717,588	-1.79%	0.75%	1.15%
	2017		0.60%	3.15%	0.75	10.17	85,766,307	231,497,947	-2.66%	-0.14%	0.26%
	2016		0.60%	3.15%	0.77	10.19	102,375,892	279,782,312	-3.13%	-0.78%	0.00%
	2015		0.60%	3.00%	0.79	10.28	105,310,474	291,162,614	-3.39%	-1.05%	0.00%
American Funds Ultra-Short Bond Fund - Class 4
	2019		0.20%	2.85%	9.53	10.22	1,082,814	10,737,027	-1.45%	1.20%	1.78%
	2018		0.20%	3.05%	9.70	10.08	681,730	6,747,946	-1.51%	0.84%	1.65%
	2017	6/5/17	0.30%	2.65%	9.85	10.00	247,931	2,462,529	-0.88%	-0.07%	0.12%

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Balanced Allocation Fund - Service Class
	2019		0.20%	3.50%	$11.53	$18.02	47,143,946	$769,051,528	13.24%	16.86%	2.14%
	2018		0.30%	3.45%	10.15	15.46	50,349,738	712,912,528	-7.64%	-4.96%	1.65%
	2017		0.60%	3.45%	12.95	16.27	53,087,853	799,482,206	10.86%	13.72%	1.86%
	2016		0.60%	3.15%	11.68	14.31	54,642,027	731,203,463	2.55%	5.20%	1.62%
	2015		0.60%	3.15%	11.39	13.60	57,041,066	732,637,173	-4.10%	-1.62%	2.49%
LVIP American Balanced Allocation Fund - Standard Class
	2019		1.35%	2.95%	11.70	17.35	1,583,816	26,722,473	14.21%	16.05%	2.55%
	2018		1.35%	2.95%	10.25	14.95	1,585,090	23,203,772	-6.85%	-5.34%	1.98%
	2017		1.35%	2.95%	11.00	15.79	1,675,515	25,988,912	11.46%	13.26%	2.20%
	2016		1.35%	2.95%	12.19	13.94	1,757,441	24,078,141	3.27%	4.78%	2.15%
	2015		1.35%	2.80%	11.81	13.31	1,529,401	20,068,995	-3.42%	-2.01%	2.80%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2019		0.30%	3.20%	11.48	14.81	120,547,915	1,658,666,509	12.30%	15.60%	2.12%
	2018		0.30%	3.20%	10.21	12.85	133,352,214	1,606,473,200	-6.44%	-3.68%	1.55%
	2017		0.30%	3.20%	11.51	13.38	145,206,219	1,837,663,706	8.18%	11.02%	1.78%
	2016		0.60%	3.20%	10.64	12.05	159,972,728	1,839,417,415	0.99%	3.65%	1.50%
	2015		0.60%	3.20%	10.53	11.63	169,000,406	1,892,362,847	-5.52%	-3.03%	2.95%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2019		0.20%	3.35%	11.72	15.27	232,157,283	3,295,352,423	13.28%	16.72%	1.67%
	2018		0.20%	3.20%	10.34	13.14	255,837,238	3,150,910,091	-7.31%	-4.59%	1.15%
	2017		0.30%	3.20%	11.88	13.81	274,579,804	3,586,628,270	12.70%	15.66%	1.36%
	2016		0.60%	3.20%	10.54	11.94	306,288,005	3,489,744,691	-0.30%	2.32%	1.24%
	2015		0.60%	3.20%	10.57	11.67	333,313,903	3,745,576,285	-6.53%	-4.07%	2.96%
LVIP American Growth Allocation Fund - Service Class
	2019		0.20%	3.45%	11.77	19.19	45,186,851	784,792,101	15.16%	18.96%	1.99%
	2018		0.20%	3.45%	10.21	16.20	49,240,576	730,728,070	-8.55%	-5.62%	1.64%
	2017		0.30%	3.45%	13.56	17.21	51,745,821	825,997,298	13.46%	16.45%	1.59%
	2016		0.60%	3.20%	11.99	14.78	55,507,567	768,917,863	2.79%	5.45%	1.53%
	2015		0.60%	3.15%	11.66	14.02	58,836,511	780,462,624	-4.30%	-1.82%	2.47%
LVIP American Growth Allocation Fund - Standard Class
	2019		1.35%	2.95%	12.12	18.48	742,695	12,830,365	16.13%	18.01%	2.20%
	2018		1.35%	2.95%	10.43	15.66	866,007	12,730,449	-7.76%	-6.28%	2.01%
	2017		1.35%	2.95%	14.45	16.71	873,949	14,083,655	14.49%	15.98%	1.99%
	2016		1.35%	2.65%	12.63	14.40	920,820	12,996,465	3.67%	5.03%	1.90%
	2015		1.35%	2.65%	12.18	13.71	912,467	12,313,070	-3.48%	-2.22%	2.45%
LVIP American Income Allocation Fund - Service Class
	2019		0.30%	3.45%	10.76	15.90	13,120,215	189,594,052	10.04%	13.56%	2.14%
	2018		0.30%	3.45%	9.76	14.05	13,573,770	174,549,132	-6.20%	-3.20%	1.76%
	2017		0.30%	3.45%	11.76	14.55	14,736,265	198,326,004	6.48%	9.23%	2.06%
	2016		0.60%	3.15%	11.04	13.32	14,491,413	180,537,813	1.99%	4.62%	1.78%
	2015		0.60%	3.15%	10.83	12.74	14,339,857	172,647,884	-4.11%	-1.63%	2.63%
LVIP American Income Allocation Fund - Standard Class
	2019		1.35%	2.45%	13.81	15.31	669,788	10,157,327	11.53%	12.77%	2.62%
	2018		1.35%	2.45%	12.38	13.58	604,296	8,138,202	-4.93%	-3.87%	2.17%
	2017		1.35%	2.45%	13.02	14.13	610,599	8,578,345	7.60%	8.79%	2.56%
	2016		1.35%	2.45%	12.10	12.99	574,725	7,416,916	3.06%	4.20%	2.11%
	2015		1.35%	2.45%	11.74	12.46	570,569	7,062,626	-3.10%	-2.03%	2.85%
LVIP American Preservation Fund - Service Class
	2019		0.30%	3.45%	8.57	10.37	65,054,476	624,717,183	0.53%	3.75%	1.88%
	2018		0.30%	3.45%	8.50	10.02	65,481,667	613,802,847	-2.90%	0.21%	1.49%
	2017		0.30%	3.45%	8.73	10.03	64,977,870	615,749,106	-1.87%	0.72%	1.23%
	2016		0.60%	3.20%	8.90	9.96	56,453,783	536,607,875	-1.63%	0.96%	1.24%
	2015		0.60%	3.20%	9.09	9.87	42,808,472	407,406,785	-3.04%	-0.64%	1.49%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Asset Allocation Fund - Class 1	$27,218,742	$50,262,168
American Funds Asset Allocation Fund - Class 2	184,965,419	322,031,234
American Funds Asset Allocation Fund - Class 4	39,785,016	4,015,241
American Funds Blue Chip Income and Growth Fund - Class 1	11,825,053	13,047,216
American Funds Blue Chip Income and Growth Fund - Class 2	239,672,535	272,193,043
American Funds Blue Chip Income and Growth Fund - Class 4	33,138,578	2,553,854
American Funds Bond Fund - Class 1	8,679,655	13,103,609
American Funds Bond Fund - Class 2	91,589,428	248,159,712
American Funds Bond Fund - Class 4	66,107,596	2,518,787
American Funds Capital Income Builder® - Class 4	27,418,475	10,310,622
American Funds Global Balanced Fund - Class 2	14,333,564	21,319,602
American Funds Global Balanced Fund - Class 4	6,529,265	1,802,745
American Funds Global Bond Fund - Class 1	1,262,804	4,842,361
American Funds Global Bond Fund - Class 2	35,173,377	116,919,662
American Funds Global Bond Fund - Class 4	2,312,701	872,442
American Funds Global Growth and Income Fund - Class 1	4,493,637	8,118,285
American Funds Global Growth and Income Fund - Class 2	82,034,726	185,365,925
American Funds Global Growth and Income Fund - Class 4	14,058,895	1,580,040
American Funds Global Growth Fund - Class 1	8,282,432	17,382,892
American Funds Global Growth Fund - Class 2	100,097,860	239,622,332
American Funds Global Growth Fund - Class 4	20,198,002	2,792,790
American Funds Global Growth PortfolioSM - Class 4	14,719,630	5,863,893
American Funds Global Small Capitalization Fund - Class 1	6,733,984	9,341,535
American Funds Global Small Capitalization Fund - Class 2	50,655,842	107,081,990
American Funds Global Small Capitalization Fund - Class 4	5,448,484	999,168
American Funds Growth and Income PortfolioSM - Class 4	69,572,532	11,958,232
American Funds Growth Fund - Class 1	145,625,786	175,933,174
American Funds Growth Fund - Class 2	554,847,289	740,027,745
American Funds Growth Fund - Class 4	93,234,906	4,788,648

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Growth-Income Fund - Class 1	$144,213,695	$184,185,674
American Funds Growth-Income Fund - Class 2	557,588,732	653,442,561
American Funds Growth-Income Fund - Class 4	65,908,574	3,299,013
American Funds High-Income Bond Fund - Class 1	5,466,005	13,013,744
American Funds High-Income Bond Fund - Class 2	47,412,314	78,242,963
American Funds High-Income Bond Fund - Class 4	5,625,238	930,603
American Funds International Fund - Class 1	15,143,594	50,148,682
American Funds International Fund - Class 2	59,958,381	195,622,883
American Funds International Fund - Class 4	13,164,214	1,398,190
American Funds International Growth and Income Fund - Class 1	1,608,208	2,456,816
American Funds International Growth and Income Fund - Class 2	9,500,543	31,321,790
American Funds International Growth and Income Fund - Class 4	6,006,883	545,073
American Funds Managed Risk Asset Allocation Fund - Class P2	84,573,961	79,172,889
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	34,690,668	28,736,179
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	61,670,235	15,206,950
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	197,243,591	29,989,902
American Funds Managed Risk Growth Fund - Class P2	68,532,261	24,512,023
American Funds Managed Risk Growth PortfolioSM - Class P2	261,970,626	21,869,583
American Funds Managed Risk Growth-Income Fund - Class P2	29,094,989	16,058,887
American Funds Managed Risk International Fund - Class P2	13,368,672	16,072,749
American Funds Mortgage Fund - Class 2	5,441,441	7,805,680
American Funds Mortgage Fund - Class 4	5,341,486	938,681
American Funds New World Fund® - Class 1	2,682,123	6,939,153
American Funds New World Fund® - Class 2	31,435,220	99,295,258
American Funds New World Fund® - Class 4	3,943,171	1,316,551
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	16,862,462	21,433,384
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	70,493,619	142,329,215
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	19,514,769	4,746,081
American Funds Ultra-Short Bond Fund - Class 1	6,517,720	10,880,061
American Funds Ultra-Short Bond Fund - Class 2	83,475,107	97,356,571
American Funds Ultra-Short Bond Fund - Class 4	12,414,057	8,350,100
LVIP American Balanced Allocation Fund - Service Class	62,532,148	81,753,181
LVIP American Balanced Allocation Fund - Standard Class	4,509,898	3,461,559
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	136,156,535	195,578,854
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	311,105,683	360,915,441
LVIP American Growth Allocation Fund - Service Class	69,024,126	93,043,358
LVIP American Growth Allocation Fund - Standard Class	1,077,222	2,318,043
LVIP American Income Allocation Fund - Service Class	28,918,043	24,934,368
LVIP American Income Allocation Fund - Standard Class	2,671,667	1,161,918
LVIP American Preservation Fund - Service Class	73,445,164	75,416,488

5. Investments

The following is a summary of investments owned at December 31, 2019:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Asset Allocation Fund - Class 1	14,213,952	$24.05	$341,845,545	$246,013,130
American Funds Asset Allocation Fund - Class 2	114,163,262	23.79	2,715,943,998	2,147,166,939
American Funds Asset Allocation Fund - Class 4	5,600,438	23.67	132,562,359	127,178,983
American Funds Blue Chip Income and Growth Fund - Class 1	7,610,995	13.56	103,205,097	89,180,897
American Funds Blue Chip Income and Growth Fund - Class 2	180,595,755	13.39	2,418,177,154	2,056,261,578
American Funds Blue Chip Income and Growth Fund - Class 4	5,679,706	13.31	75,596,880	76,087,284
American Funds Bond Fund - Class 1	10,609,722	11.17	118,510,598	113,877,120
American Funds Bond Fund - Class 2	204,220,422	11.02	2,250,509,050	2,191,797,232
American Funds Bond Fund - Class 4	13,801,235	11.00	151,813,590	147,400,623
American Funds Capital Income Builder® - Class 4	18,700,879	10.71	200,286,417	185,154,000
American Funds Global Balanced Fund - Class 2	14,774,283	13.48	199,157,328	167,717,033
American Funds Global Balanced Fund - Class 4	1,897,330	13.36	25,348,331	23,847,981
American Funds Global Bond Fund - Class 1	2,340,777	12.12	28,370,213	27,385,898

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Global Bond Fund - Class 2	72,572,956	$12.03	$873,052,661	$845,010,061
American Funds Global Bond Fund - Class 4	529,771	11.92	6,314,869	6,170,855
American Funds Global Growth and Income Fund - Class 1	3,308,960	15.92	52,678,647	38,884,789
American Funds Global Growth and Income Fund - Class 2	70,057,411	15.89	1,113,212,253	820,606,520
American Funds Global Growth and Income Fund - Class 4	2,398,044	15.63	37,481,425	35,485,221
American Funds Global Growth Fund - Class 1	2,982,165	32.57	97,129,104	69,579,571
American Funds Global Growth Fund - Class 2	47,401,161	32.24	1,528,213,431	1,127,428,480
American Funds Global Growth Fund - Class 4	1,699,052	32.05	54,454,627	49,792,128
American Funds Global Growth PortfolioSM - Class 4	3,738,743	13.35	49,912,224	42,775,888
American Funds Global Small Capitalization Fund - Class 1	2,422,721	26.80	64,928,914	51,244,546
American Funds Global Small Capitalization Fund - Class 2	28,351,533	26.02	737,706,894	595,527,838
American Funds Global Small Capitalization Fund - Class 4	644,443	26.16	16,858,620	15,679,266
American Funds Growth and Income PortfolioSM - Class 4	20,217,000	12.13	245,232,213	222,365,359
American Funds Growth Fund - Class 1	16,667,673	81.22	1,353,748,437	995,641,381
American Funds Growth Fund - Class 2	63,757,805	80.57	5,136,966,342	4,039,760,222
American Funds Growth Fund - Class 4	2,731,602	79.41	216,916,548	205,111,604
American Funds Growth-Income Fund - Class 1	24,521,127	50.71	1,243,466,360	955,865,605
American Funds Growth-Income Fund - Class 2	97,881,078	50.08	4,901,884,380	4,031,275,323
American Funds Growth-Income Fund - Class 4	3,007,919	49.52	148,952,126	144,974,813
American Funds High-Income Bond Fund - Class 1	7,422,800	9.87	73,263,039	80,546,901
American Funds High-Income Bond Fund - Class 2	65,594,935	9.70	636,270,873	689,396,390
American Funds High-Income Bond Fund - Class 4	1,162,471	10.56	12,275,692	12,536,039
American Funds International Fund - Class 1	17,892,465	20.86	373,236,829	297,775,565
American Funds International Fund - Class 2	66,257,634	20.78	1,376,833,627	1,198,383,537
American Funds International Fund - Class 4	2,018,443	20.54	41,458,818	40,526,435
American Funds International Growth and Income Fund - Class 1	705,256	18.18	12,821,548	11,135,774
American Funds International Growth and Income Fund - Class 2	11,325,636	18.12	205,220,520	175,547,697
American Funds International Growth and Income Fund - Class 4	1,002,678	18.01	18,058,230	17,040,461
American Funds Managed Risk Asset Allocation Fund - Class P2	65,298,833	13.46	878,922,297	795,474,242
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	27,314,308	11.91	325,313,408	315,664,189
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	35,049,669	11.60	406,576,160	363,251,598
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	107,762,186	11.55	1,244,653,251	1,108,134,374
American Funds Managed Risk Growth Fund - Class P2	28,810,119	13.71	394,986,728	347,634,494
American Funds Managed Risk Growth PortfolioSM - Class P2	122,518,905	11.61	1,422,444,488	1,270,603,913
American Funds Managed Risk Growth-Income Fund - Class P2	18,526,143	13.69	253,622,901	220,627,984
American Funds Managed Risk International Fund - Class P2	13,781,262	10.92	150,491,382	140,766,820
American Funds Mortgage Fund - Class 2	5,151,190	10.54	54,293,545	54,295,154
American Funds Mortgage Fund - Class 4	1,312,739	10.44	13,705,000	13,570,800
American Funds New World Fund® - Class 1	1,580,953	25.84	40,851,827	32,166,997
American Funds New World Fund® - Class 2	24,575,265	25.59	628,881,027	505,471,935
American Funds New World Fund® - Class 4	492,769	25.47	12,550,826	11,830,634
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	6,544,889	12.34	80,763,935	79,696,085
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	100,678,964	12.21	1,229,290,154	1,234,617,265
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	3,590,962	12.22	43,881,552	43,232,716
American Funds Ultra-Short Bond Fund - Class 1	1,812,245	11.30	20,478,366	20,564,147
American Funds Ultra-Short Bond Fund - Class 2	19,591,086	11.01	215,697,856	216,903,316
American Funds Ultra-Short Bond Fund - Class 4	964,692	11.13	10,737,027	10,798,902
LVIP American Balanced Allocation Fund - Service Class	58,845,476	13.07	769,051,528	703,765,369
LVIP American Balanced Allocation Fund - Standard Class	2,043,471	13.08	26,722,473	25,301,170
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	141,067,062	11.76	1,658,666,509	1,546,894,469
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	266,420,278	12.37	3,295,352,423	3,021,510,277
LVIP American Growth Allocation Fund - Service Class	58,348,855	13.45	784,792,101	713,327,541
LVIP American Growth Allocation Fund - Standard Class	953,363	13.46	12,830,365	11,951,272
LVIP American Income Allocation Fund - Service Class	16,212,934	11.69	189,594,052	185,259,930
LVIP American Income Allocation Fund - Standard Class	868,148	11.70	10,157,327	10,058,223
LVIP American Preservation Fund - Service Class	63,064,525	9.91	624,717,183	623,961,548

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	649,193	(6,467,082)	(5,817,889)
American Funds Asset Allocation Fund - Class 2	469,818	(42,351,389)	(41,881,571)
American Funds Asset Allocation Fund - Class 4	2,762,439	(278,672)	2,483,767
American Funds Blue Chip Income and Growth Fund - Class 1	835,466	(4,938,020)	(4,102,554)
American Funds Blue Chip Income and Growth Fund - Class 2	992,832	(34,772,106)	(33,779,274)
American Funds Blue Chip Income and Growth Fund - Class 4	2,559,811	(216,292)	2,343,519
American Funds Bond Fund - Class 1	2,812,283	(5,401,487)	(2,589,204)
American Funds Bond Fund - Class 2	5,835,259	(32,701,379)	(26,866,120)
American Funds Bond Fund - Class 4	6,210,921	(229,204)	5,981,717
American Funds Capital Income Builder® - Class 4	2,264,264	(850,865)	1,413,399
American Funds Global Balanced Fund - Class 2	515,734	(1,334,054)	(818,320)
American Funds Global Balanced Fund - Class 4	481,466	(134,041)	347,425
American Funds Global Bond Fund - Class 1	70,486	(341,740)	(271,254)
American Funds Global Bond Fund - Class 2	1,996,719	(8,116,595)	(6,119,876)
American Funds Global Bond Fund - Class 4	216,522	(79,097)	137,425
American Funds Global Growth and Income Fund - Class 1	53,048	(354,695)	(301,647)
American Funds Global Growth and Income Fund - Class 2	558,149	(8,591,652)	(8,033,503)
American Funds Global Growth and Income Fund - Class 4	1,066,194	(121,765)	944,429
American Funds Global Growth Fund - Class 1	439,679	(2,801,696)	(2,362,017)
American Funds Global Growth Fund - Class 2	121,146	(18,665,709)	(18,544,563)
American Funds Global Growth Fund - Class 4	1,507,573	(217,500)	1,290,073
American Funds Global Growth PortfolioSM - Class 4	1,065,069	(442,870)	622,199
American Funds Global Small Capitalization Fund - Class 1	564,484	(1,711,993)	(1,147,509)
American Funds Global Small Capitalization Fund - Class 2	336,322	(8,708,792)	(8,372,470)
American Funds Global Small Capitalization Fund - Class 4	406,337	(80,008)	326,329
American Funds Growth and Income PortfolioSM - Class 4	5,355,083	(890,531)	4,464,552
American Funds Growth Fund - Class 1	37,209	(9,218,642)	(9,181,433)
American Funds Growth Fund - Class 2	70,605	(52,571,685)	(52,501,080)
American Funds Growth Fund - Class 4	6,180,098	(351,325)	5,828,773
American Funds Growth-Income Fund - Class 1	201,865	(15,122,241)	(14,920,376)
American Funds Growth-Income Fund - Class 2	117,443	(65,641,035)	(65,523,592)
American Funds Growth-Income Fund - Class 4	4,420,202	(252,057)	4,168,145
American Funds High-Income Bond Fund - Class 1	214,121	(2,172,167)	(1,958,046)
American Funds High-Income Bond Fund - Class 2	837,424	(9,890,865)	(9,053,441)
American Funds High-Income Bond Fund - Class 4	485,196	(84,938)	400,258
American Funds International Fund - Class 1	41,883	(7,231,489)	(7,189,606)
American Funds International Fund - Class 2	449,474	(21,064,617)	(20,615,143)
American Funds International Fund - Class 4	1,141,083	(117,780)	1,023,303
American Funds International Growth and Income Fund - Class 1	56,054	(110,363)	(54,309)
American Funds International Growth and Income Fund - Class 2	146,876	(1,444,326)	(1,297,450)
American Funds International Growth and Income Fund - Class 4	533,183	(45,113)	488,070
American Funds Managed Risk Asset Allocation Fund - Class P2	2,386,587	(4,918,203)	(2,531,616)
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	1,216,225	(2,012,504)	(796,279)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	4,414,683	(1,207,122)	3,207,561
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	13,412,533	(2,229,218)	11,183,315
American Funds Managed Risk Growth Fund - Class P2	3,035,497	(1,502,564)	1,532,933
American Funds Managed Risk Growth PortfolioSM - Class P2	17,988,376	(1,543,411)	16,444,965
American Funds Managed Risk Growth-Income Fund - Class P2	1,953,174	(990,478)	962,696
American Funds Managed Risk International Fund - Class P2	673,943	(1,402,879)	(728,936)
American Funds Mortgage Fund - Class 2	428,176	(672,704)	(244,528)
American Funds Mortgage Fund - Class 4	514,730	(88,563)	426,167
American Funds New World Fund® - Class 1	247,884	(1,757,026)	(1,509,142)
American Funds New World Fund® - Class 2	511,817	(7,988,835)	(7,477,018)
American Funds New World Fund® - Class 4	319,100	(112,596)	206,504
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	4,954,441	(6,650,901)	(1,696,460)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	9,992,744	(19,877,945)	(9,885,201)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	1,940,232	(469,112)	1,471,120
American Funds Ultra-Short Bond Fund - Class 1	3,934,186	(7,259,623)	(3,325,437)
American Funds Ultra-Short Bond Fund - Class 2	29,475,359	(33,245,376)	(3,770,017)

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Ultra-Short Bond Fund - Class 4	1,236,099	(835,015)	401,084
LVIP American Balanced Allocation Fund - Service Class	1,462,586	(4,668,378)	(3,205,792)
LVIP American Balanced Allocation Fund - Standard Class	190,551	(191,825)	(1,274)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	436,726	(13,241,025)	(12,804,299)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	190,638	(23,870,593)	(23,679,955)
LVIP American Growth Allocation Fund - Service Class	985,065	(5,038,790)	(4,053,725)
LVIP American Growth Allocation Fund - Standard Class	4,221	(127,533)	(123,312)
LVIP American Income Allocation Fund - Service Class	1,197,016	(1,650,571)	(453,555)
LVIP American Income Allocation Fund - Standard Class	137,992	(72,500)	65,492
LVIP American Preservation Fund - Service Class	6,840,673	(7,267,864)	(427,191)

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	400,300	(6,450,889)	(6,050,589)
American Funds Asset Allocation Fund - Class 2	241,569	(45,335,932)	(45,094,363)
American Funds Asset Allocation Fund - Class 4	3,315,137	(266,953)	3,048,184
American Funds Blue Chip Income and Growth Fund - Class 1	1,467,467	(7,103,316)	(5,635,849)
American Funds Blue Chip Income and Growth Fund - Class 2	720,181	(41,604,204)	(40,884,023)
American Funds Blue Chip Income and Growth Fund - Class 4	3,099,394	(160,760)	2,938,634
American Funds Bond Fund - Class 1	2,508,645	(7,869,290)	(5,360,645)
American Funds Bond Fund - Class 2	6,225,429	(43,440,171)	(37,214,742)
American Funds Bond Fund - Class 4	6,198,310	(116,690)	6,081,620
American Funds Capital Income Builder® - Class 4	2,256,870	(1,023,797)	1,233,073
American Funds Global Balanced Fund - Class 2	809,674	(1,514,605)	(704,931)
American Funds Global Balanced Fund - Class 4	1,032,579	(110,596)	921,983
American Funds Global Bond Fund - Class 1	135,412	(457,140)	(321,728)
American Funds Global Bond Fund - Class 2	2,219,263	(9,067,371)	(6,848,108)
American Funds Global Bond Fund - Class 4	335,569	(21,009)	314,560
American Funds Global Growth and Income Fund - Class 1	88,619	(466,044)	(377,425)
American Funds Global Growth and Income Fund - Class 2	1,139,361	(7,694,988)	(6,555,627)
American Funds Global Growth and Income Fund - Class 4	1,407,194	(175,217)	1,231,977
American Funds Global Growth Fund - Class 1	414,512	(3,129,356)	(2,714,844)
American Funds Global Growth Fund - Class 2	1,205,408	(17,280,229)	(16,074,821)
American Funds Global Growth Fund - Class 4	2,037,018	(190,731)	1,846,287
American Funds Global Growth PortfolioSM - Class 4	1,057,369	(261,773)	795,596
American Funds Global Small Capitalization Fund - Class 1	561,907	(1,995,813)	(1,433,906)
American Funds Global Small Capitalization Fund - Class 2	912,426	(9,012,334)	(8,099,908)
American Funds Global Small Capitalization Fund - Class 4	738,516	(66,639)	671,877
American Funds Growth and Income PortfolioSM - Class 4	4,194,102	(603,557)	3,590,545
American Funds Growth Fund - Class 1	97,363	(9,274,598)	(9,177,235)
American Funds Growth Fund - Class 2	1,540,221	(61,384,821)	(59,844,600)
American Funds Growth Fund - Class 4	6,498,837	(154,129)	6,344,708
American Funds Growth-Income Fund - Class 1	680,418	(15,591,773)	(14,911,355)
American Funds Growth-Income Fund - Class 2	225,059	(72,815,067)	(72,590,008)
American Funds Growth-Income Fund - Class 4	4,603,548	(164,006)	4,439,542
American Funds High-Income Bond Fund - Class 1	260,651	(2,081,521)	(1,820,870)
American Funds High-Income Bond Fund - Class 2	1,257,839	(13,789,160)	(12,531,321)
American Funds High-Income Bond Fund - Class 4	591,581	(60,431)	531,150
American Funds International Fund - Class 1	96,017	(8,093,743)	(7,997,726)
American Funds International Fund - Class 2	1,466,654	(17,841,188)	(16,374,534)
American Funds International Fund - Class 4	1,806,375	(98,206)	1,708,169
American Funds International Growth and Income Fund - Class 1	25,698	(113,595)	(87,897)
American Funds International Growth and Income Fund - Class 2	368,862	(951,441)	(582,579)
American Funds International Growth and Income Fund - Class 4	894,403	(68,858)	825,545
American Funds Managed Risk Asset Allocation Fund - Class P2	3,471,042	(4,602,200)	(1,131,158)
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	2,238,602	(2,037,470)	201,132
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	9,855,541	(854,174)	9,001,367
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	17,979,364	(1,668,725)	16,310,639
American Funds Managed Risk Growth Fund - Class P2	4,985,187	(1,178,507)	3,806,680
American Funds Managed Risk Growth PortfolioSM - Class P2	21,675,117	(1,617,176)	20,057,941

Lincoln National Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Managed Risk Growth-Income Fund - Class P2	3,173,989	(935,203)	2,238,786
American Funds Managed Risk International Fund - Class P2	2,905,436	(1,121,428)	1,784,008
American Funds Mortgage Fund - Class 2	484,910	(941,551)	(456,641)
American Funds Mortgage Fund - Class 4	685,852	(74,291)	611,561
American Funds New World Fund® - Class 1	415,317	(1,957,194)	(1,541,877)
American Funds New World Fund® - Class 2	1,340,454	(6,522,584)	(5,182,130)
American Funds New World Fund® - Class 4	604,959	(173,063)	431,896
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	1,251,558	(4,934,215)	(3,682,657)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	5,219,759	(27,629,572)	(22,409,813)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	1,923,384	(97,109)	1,826,275
American Funds Ultra-Short Bond Fund - Class 1	12,555,127	(14,710,130)	(2,155,003)
American Funds Ultra-Short Bond Fund - Class 2	29,548,356	(33,336,590)	(3,788,234)
American Funds Ultra-Short Bond Fund - Class 4	890,617	(456,818)	433,799
LVIP American Balanced Allocation Fund - Service Class	1,634,774	(4,372,889)	(2,738,115)
LVIP American Balanced Allocation Fund - Standard Class	111,127	(201,552)	(90,425)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,040,325	(12,894,330)	(11,854,005)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	2,435,851	(21,178,417)	(18,742,566)
LVIP American Growth Allocation Fund - Service Class	1,813,953	(4,319,198)	(2,505,245)
LVIP American Growth Allocation Fund - Standard Class	75,893	(83,835)	(7,942)
LVIP American Income Allocation Fund - Service Class	796,133	(1,958,628)	(1,162,495)
LVIP American Income Allocation Fund - Standard Class	84,499	(90,802)	(6,303)
LVIP American Preservation Fund - Service Class	6,805,674	(6,301,877)	503,797

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued.

The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Management identified no other items or events required for disclosure.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance

Company and Contract Owners of Lincoln National Variable Annuity Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln National Variable Annuity Account H ("Variable Account"), as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1989.
Philadelphia, Pennsylvania
April 15, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Asset Allocation Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Asset Allocation Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Asset Allocation Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Blue Chip Income and Growth Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Blue Chip Income and Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Blue Chip Income and Growth Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Bond Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Bond Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Bond Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Capital Income Builder® - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Balanced Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Balanced Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Bond Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Bond Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Bond Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth and Income Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth and Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth and Income Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth PortfolioSM - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Growth and Income PortfolioSM - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds High-Income Bond Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds High-Income Bond Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds High-Income Bond Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Growth and Income Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Growth and Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Growth and Income Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Managed Risk Growth Fund - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Managed Risk Growth PortfolioSM - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Managed Risk Growth-Income Fund - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Managed Risk International Fund - Class P2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Mortgage Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Mortgage Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds New World Fund® - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds New World Fund® - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds New World Fund® - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Ultra-Short Bond Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Ultra-Short Bond Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Ultra-Short Bond Fund - Class 4	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Income Allocation Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP American Preservation Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Lincoln National Variable Annuity Account H
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2019
Statement of Operations - Year ended December 31, 2019
Statements of Changes in Net Assets - Years ended December 31, 2019 and 2018
Notes to Financial Statements - December 31, 2019
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2019 and 2018
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2019, 2018 and 2017
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2019, 2018 and 2017
Consolidated Statements of Cash Flows - Years ended December 31, 2019, 2018 and 2017
Notes to Consolidated Financial Statements - December 31, 2019
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 033-27783) filed on December 5, 1996.
(2) None
(3)(a) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-63505) filed on November 25, 1998.
(b) Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-63505) filed on August 13, 1999.
(c) Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-63505) filed on March 28, 2000.
(d) EEB Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-63505) filed on April 10, 2001.
(e) Variable Annuity Income Rider (I4LQ) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-63505) filed on April 17, 2002.
(f) Variable Annuity Income Rider (I4LNQ) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-63505) filed on April 17, 2002.

(g) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-63505) filed on October 11, 2002.
(h) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-63505) filed on October 11, 2002.
(i) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(j) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(k) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(l) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 7(File No. 333-63505) filed on April 24, 2003.
(m) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(n) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(o) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(p) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(q) Section 403(b) Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(r) Accumulated Benefit Enhancement Rider (32414) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(s) Estate Enhancement Death Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(t) Enhanced Guaranteed Minimum Death Benefit Rider (32149) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505) filed on April 24, 2003.
(u) Guarantee of Principal Death Benefit Rider (32148) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-63505 filed on April 24, 2003.
(v) Variable Annuity Income Rider (I4LA NQ PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.
(w) Variable Annuity Income Rider (I4LA Q PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.
(x) Variable Annuity Contract (30070 8/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.
(y) Annuity Payment Option Rider (32145 8/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-63505) filed on April 8, 2004.
(z) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-18419) filed on May 28, 2004.
(a-2) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(b-2) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(c-2) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(d-2) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

(e-2) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(f-2) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(g-2) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(h-2) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(i-2) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(j-2) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(k-2) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(l-2) Variable Annuity Rider (LSSA 32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-63505) filed on November 17, 2006.
(m-2) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-63505) filed on April 10, 2007.
(n-2) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-63505) filed on April 10, 2007.
(o-2) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(p-2) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(q-2) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(r-2) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(s-2) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(t-2) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(u-2) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(v-2) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(w-2) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(x-2) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(y-2) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(z-2) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(a-3) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(b-3) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.

(c-3) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(d-3) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(e-3) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.
(f-3) Guaranteed Income Later Rider (4LATER Adv Protected Funds) (AR-547 3/12) incorporated herein by reference to Registration on Form N-4 (File No. 333-181612) filed on May 23, 2012.
(g-3) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(h-3) Variable Annuity Living Benefit Rider (Market Select Advantage) (AR-591) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(i-3) Variable Annuity Living Benefits Rider (AR-600) (Lincoln Max 6 Select Advantage) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 333-135039) filed on April 7, 2017.
(j-3) Variable Annuity Living Benefits Rider (Market Select Advantage/LINC 2.0) (AR-607) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-214143) filed on June 4, 2018.
(k-3) Guaranteed Income Later Rider (4LATER Select Adv) (AR-547 03/18) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-214143) filed on June 4, 2018.
(l-3) Variable Annuity Living Benefits Rider (IRA Income Plus – AR-600) incorporated herein by reference to Post-Effective Amendment No. 71 (File No. 333-40937) filed on February 7, 2019.
(m-3) Variable Annuity Living Benefit Rider (Wealth Pass - AR-623) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-212681) filed on June 25, 2019.
(n-3) Endorsement (AE-594) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-212681) filed on December 3, 2019.
(5)(a) Application (ALSA 1/08) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-63505) filed on April 8, 2008.
(b) Application for fee-based option (ALSAFB 1/08) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-63505) filed on April 8, 2008.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996.
(b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(ii) Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 5 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(iv) Amendment No. 6 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.

(v) Amendment No. 7 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
(vi) Amendment No. 8 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and the Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-236907) filed on March 5, 2020.
(b) Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
(i) Amendments to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
(ii) Amendment No. 3 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 4 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 333-138190) filed on April 18, 2019.
(iv) Amendment No. 5 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 50 (File No. 333-138190) filed on August 22, 2019.
(c) Fourth Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 72 (File No. 333-40937) filed on April 16, 2019.
(i) Amendment No. 1 to the Fourth Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 74 (File No. 333-40937) filed on August 22, 2019.
(8)(a) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(b) Fund Participation Agreements among The Lincoln National Life Insurance Company and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017;
(i-a) amendment no. 15 incorporated herein by reference to Post-Effective Amendment No. 27 on Form N-4 (File No. 333-181615) filed on April 3, 2020.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Jeremy Sachs, Senior Counsel, The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-63505) filed on August 13, 1999.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(11) Not applicable
(12) Not applicable

(13) Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Wilford H. Fuller*	Executive Vice President and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
Dennis R. Glass*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Christine Janofsky*	Senior Vice President and Controller
Leon E. Roday*	Executive Vice President, General Counsel and Director
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13 above: Lincoln National Corporation Organizational Chart.
Item 27. Number of Contractowners
As of March 31, 2020 there were 267,995 contract owners under Account H.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Wilford H. Fuller*	President, Chief Executive Officer and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Macgregor B. Maitland*	Vice President and Chief Compliance Officer (Distribution)
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Claire H. Hanna*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.
Item 33.
For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.

SIGNATURES

(a)      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these Registration Statements and has caused these Post-Effective Amendments to the registration statements to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 14th day of April, 2020 at 2:15 pm.

Lincoln National Variable Annuity Account E (File No: 811-04882; CIK:0000804223)

033-26032 (Amendment No: 65)

Lincoln National Variable Annuity Account H (File No: 811-05721; CIK:0000847552)

333-181615 (Amendment No: 28)	333-35780 (Amendment No: 50)	333-170695 (Amendment No: 39)
333-233762 (Amendment No: 1)	333-233764 (Amendment No: 1)	333-63505 (Amendment No: 71)
333-212681 (Amendment No: 12)	333-175888 (Amendment No: 17)	333-61592 (Amendment No: 64)
333-95784 (Amendment No: 62)	033-27783 (Amendment No: 63)	333-135219 (Amendment No: 45)
333-18419 (Amendment No: 66)

Lincoln National Variable Annuity Account N (File No: 811-08517; CIK:0001048606)

333-186894 (Amendment No: 29)	333-40937 (Amendment No: 77)	333-135039 (Amendment No: 45)
333-181612 (Amendment No: 27)	333-212680 (Amendment No: 11)	333-212682 (Amendment No: 7)
333-193272 (Amendment No: 20)	333193273 (Amendment No: 14)	333-193274 (Amendment No: 11)
333-170529 (Amendment No: 29)	333-149434 (Amendment No: 28)	333-174367 (Amendment No: 22)
333-170897 (Amendment No: 29)	333-214235 (Amendment No: 10)	333-172328 (Amendment No: 32)
333-214143 (Amendment No: 14)	333-138190 (Amendment No: 54)	333-61554 (Amendment No: 77)
333-36316 (Amendment No: 83)	333-214144 (Amendment No: 8)	333-36304 (Amendment No: 74)

Lincoln National Variable Annuity Account E
Lincoln National Variable Annuity Account H
Lincoln Life Variable Annuity Account N
(Registrant)

	By:	/s/ Delson R. Campbell
Delson R. Campbell
Vice President, The Lincoln National Life Insurance Company

Signed on its behalf, in the City of Hartford, and the State of Connecticut on this 14th day of April, 2020 at 10:30 am.

The Lincoln National Life Insurance Company
(Depositor)

	By:	/s/ Michelle L. Grindle
Michelle L. Grindle
(Signature-Officer of Depositor)
Assistant Vice President, The Lincoln National Life Insurance Company

(b) As required by the Securities Act of 1933, these Amendments to the registration statements have been signed by the following persons in their capacities indicated on April 14, 2020 at 2:15 pm.

Signature	Title

*/s/ Dennis R. Glass	President, Director, and Chairman
Dennis R. Glass	(Principal Executive Officer)

*/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer, and Director
Ellen Cooper

* /s/ Randal J. Freitag	Executive Vice President, Chief Financial Officer, and Director
Randal J. Freitag	(Principal Financial Officer)

* /s/ Wilford H. Fuller	Executive Vice President, and Director
Wilford H. Fuller

* /s/ Leon E. Roday	Executive Vice President, General Counsel and Director
Leon E. Roday

* /s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

* By	/s/ Delson R. Campbell	, Pursuant to a Power of Attorney
Delson R. Campbell